================================================================================
                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                  Form N-CSR

                               -----------------

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-214

                               -----------------

                          SENTINEL GROUP FUNDS, INC.
                National Life Drive, Montpelier, Vermont 05604

                        Sentinel Asset Management, Inc.
                National Life Drive, Montpelier, Vermont 05604

                               -----------------

      Registrant's telephone number, including area code: (802) 229-3113

                  Date of fiscal year end: November 30, 2007

                  Date of reporting period: November 30, 2007

================================================================================

ITEM 1. REPORT TO SHAREHOLDERS

[GRAPHIC]

Annual Report
November 30, 2007

The Essential Elements of Investing/SM/

Sentinel Balanced Fund

Sentinel Capital Growth Fund

Sentinel Common Stock Fund

Sentinel Conservative Allocation Fund

Sentinel Georgia Municipal Bond Fund

Sentinel Government Securities Fund

Sentinel Growth Leaders Fund

Sentinel High Yield Bond Fund

Sentinel International Equity Fund

Sentinel Mid Cap Growth Fund

Sentinel Mid Cap Value Fund

Sentinel Short Maturity Government Fund

Sentinel Small Company Fund

Sentinel U.S. Treasury Money Market Fund

                               Table of Contents

  4 Message to Shareholders                                    2

  5 Understanding your Sentinel Funds Financial Statements     3

  6 Sentinel Balanced Fund                                     4

 12 Sentinel Capital Growth Fund                              10

 16 Sentinel Common Stock Fund                                14

 21 Sentinel Conservative Allocation Fund                     19

 26 Sentinel Georgia Municipal Bond Fund                      24

 29 Sentinel Government Securities Fund                       27

 33 Sentinel Growth Leaders Fund                              31

 36 Sentinel High Yield Bond Fund                             34

 41 Sentinel International Equity Fund                        39

 46 Sentinel Mid Cap Growth Fund                              44

 51 Sentinel Mid Cap Value Fund                               49

 55 Sentinel Short Maturity Government Fund                   53

 61 Sentinel Small Company Fund                               59

 65 Sentinel U.S. Treasury Money Market Fund                  63

 66 Statement of Assets and Liabilities                       64

 70 Statement of Operations                                   68

 74 Statement of Changes in Net Assets                        71

 82 Financial Highlights                                      79

 96 Notes to Financial Statements                             93

110 Report of Independent Registered Public Accounting Firm  107

111 Actual and Hypothetical Expenses for Comparison Purposes 108

112 Expenses                                                 109

114 Information and Services for Shareholders                111

117 Board Approval of Investment Advisory Agreements         114

119 Directors & Officers                                     116

Message to Shareholders

[PHOTO]

We entered 2007 on the back of a strong four-year run in equities but with concerns. First was the role of Private Equity firms. Opaque, leveraged and seemingly omnipresent they stalked companies relentlessly with dubious motives. We don't like opacity. Second, financial sector leverage as debt was collateralized, packaged, sold, transferred and re-leveraged. It looked like a game of musical chairs in the dark; pretty music but destined to end in tears. We don't like the dark. Third, the American consumer tired as mortgage and credit card debt grew ominously. We don't like the ominous. Against this, we liked the long-term capital cycle of infrastructure, foreign markets, energy and materials, which are strong inflation hedges and are usually cheap by broad market valuations.

In January, the facts were these: i) parts of the US economy were over-stretched on credit, ii) poor fiscal policy prevailed, iii) an unfathomable current account deficit grew, iv) an over supplied housing market accompanied by, v) sharp upward adjustments on mortgages, vi) a run on value stocks that looked played out, vii) a monetary policy no longer prepared to provide the market with a free put, viii) high energy prices that would trickle down and hurt consumers. We thought it might not be just another year in the markets.

We were right. Up to a point. It turned out more volatile than we thought. The year started well and the Dow Jones Index/1/, a widely recognized index of US companies, reached a record high. Mid Cap stocks took off in the first quarter as results from 2006 showed promise of momentum. International stocks continued their run as the dollar looked overvalued, growth and earnings momentum remained strong and US investors continued their half-decade long diversification into non-US assets. All seemed good. But August lived up to its name. The ripple effect of rising rates exploded into a full-blown credit crunch as instruments with masonic acronyms (CDOs, ARMs, ABS, SIVs) suddenly became illiquid and distressed. Money market funds failed, there were runs on banks, embarrassing write offs, corporate heads rolled and a near panic as hedge funds and their ilk sold into margin calls. In the Sage of Omaha's words, "you only see who's been swimming naked when the tide goes out," the world's leading financial institutions were in a synchronized swim meet without thermal protection.

When companies go bust, they tend to do so in single spies, left to their own devices. When financial companies hurt, they do so in battalions and extend their misery to all. We saw major sell-offs in leading retail, commercial, and investment banks as well as real-estate companies and non-life insurers. The markets corrected quickly and gave up much of their gains in the two months ending in November. The result was that markets, up 10% to 12% mid year, were up, in the case of the S&P 500/2/, 7.72% in the twelve months to November. Investors moved to where they could see growth and were prepared to pay for it. For the first time in many years, growth stocks outperformed value stocks. Based on Russell indices, for the twelve months ended November 30, 2007, Large Cap Growth/3/ returned 12.60%; Mid Cap Growth/4/,10.13%; and Small Cap Growth/5/, 6.12%; compared to 3.06% for Large Cap Value/6/, 0.70% for Mid Cap Value/7/, and -8.22% for Small Cap Value/8/.

International markets had a good year. The broad MSCI-EAFE Index/9/ measuring stocks in the highly developed economies grew 14.0%. Some markets had spectacular runs. Germany rose over 30%, Spain 22% and Canada 22%. In emerging markets the same was true only more so. China shot up 178%, India 60%, Brazil 73% and Russia 17%. It was further vindication that today's investors need exposure to world markets to supplement their domestic investments.

Sentinel Investments continued to expand its fund range and growth with the announcement of a merger with the Synovus family of funds, where we added a successful value fund and incorporated two funds into Sentinel Common Stock and Sentinel Government Securities Funds. In November, we announced a merger with Citizens' Funds, a successful, socially responsible fund group in New Hampshire. Also, you may notice changes to our brand. The new brand identifies us clearly as an investment manager with the goal of providing superior returns to our customers. The new brand communicates our committment to deliver our best.

In 2008, investors may be well served by ignoring as much of the daily noise as possible, buying and holding a diverse portfolio of US and international stocks in funds that seek to minimize turnover, keep fees low and avoid complexity. At Sentinel Investments, we believe our approach will continue to reward investors. We have placed our own money in our funds. Our future success is linked with the Sentinel family of funds. Thank you for your investment, and welcome to Sentinel. We look forward to serving you.


/S/ Christian W. Thwaites
--------------------------
Christian W. Thwaites
President & Chief
Executive Officer
Sentinel Asset
Management, Inc

/1/ The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies.

/2/ The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market.

/3/ The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates.

/4/ The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates.

/5/ The Russell 2000 Growth index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

/6/ The Russell 1000 Value index measures the performance of the 1000 largest of the 3000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

/7/ The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates.

/8/ The Russell 2000 Value index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

/9/ MSCI EAFE is an index of average unmanaged securities prices in Europe, Australia and the Far East tracked by Morgan Stanley Capital
     International. An investment cannot be made directly into indices.

            Understanding your Sentinel Funds Financial Statements

1 Schedule of Investment in Securities

This schedule shows you which investments your fund owned on the last day of the reporting period. The schedule includes:

   .   a list of each investment

   .   the number of shares/par amount of each stock, bond or short-term note

   .   the market value of each investment

   .   the percentage of investments in each industry

   .   the percent and dollar breakdown of each category

2 Statement of Assets and Liabilities

This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

Net Assets are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

3 Statement of Operations

This statement breaks down how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions. Fund Operations include:

   .   income earned from investments

   .   management fees and other expenses

   . gains or losses from selling investments (known as realized gains or losses)

   . gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

4 Statement of Changes in Net Assets

These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

   . operations -- a summary of the Statement of Operations for the most recent period

   .   distributions -- income and gains distributed to shareholders

   . capital share transactions -- shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

5 Financial Highlights

These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less if the fund or class is not five years old). On a per-share basis, it includes:

   .   share price at the beginning of the period

   .   investment income and capital gains or losses

   .   income and capital gains distributions paid to shareholders

   .   share price at the end of the period

It also includes some key statistics for the period:

   . total return -- the overall percentage return of the fund, assuming reinvestment of all distributions

   .   expense ratio -- operating expenses as a percentage of average net assets

   . net income ratio -- net investment income as a percentage of average net assets

   . portfolio turnover -- the percentage of the portfolio that was replaced during the period.

Sentinel Balanced Fund
(Unaudited)

We expect to continue to focus on the stocks of larger capitalization, high quality companies, and we see a compelling risk/reward proposition in large-cap multinational companies with solid growth prospects, discretionary cash flows, financial strength and reasonable valuations. We believe a high quality equity portfolio and a sizeable commitment to fixed-income securities should generate an attractive income stream and reduce overall portfolio risk for the Sentinel Balanced Fund.

The Sentinel Balanced Fund Class A shares produced a total return of 8.60% for the fiscal year ending November 30, 2007. The Fund's return exceeded the 7.72% return for the Standard & Poor's 500 Index/1/ over this time period, as well as the 6.05% return for the Lehman Aggregate Bond Index/2/. This performance compares very favorably to the 7.30% total return for the Morningstar Moderate Allocation Category/3/.

The Fund's asset allocation as of November 30, 2007 was 66% stocks, 33% bonds, and 1% cash and cash equivalents, similar to last year's allocation. The Fund's equity holdings represent a well-diversified portfolio of high quality, cash generating companies. We have reduced our exposure to the Financials sector throughout the fiscal year, and invested the proceeds in stocks and sectors with higher secular growth rates, such as Health Care, where we expected earnings growth and positive demographic trends to once again warrant a premium valuation. We also continued to be positive on the outlook for the Industrial sector and own numerous stocks poised to benefit from global industrial infrastructure expansion.

During the 2007 fiscal year, the bond market provided modest returns for investors, with the majority of the positive performance coming in the last few months of the period. The Federal Reserve Board abruptly abandoned their inflation bias in an effort to stem the ongoing contraction in the housing market. The Fed lowered the Federal Funds target and sharply reduced the Discount Rate in order to inject liquidity into a troubled financing market. Delinquencies and defaults rose sharply on sub-prime mortgage loans while the bonds they collateralized plunged in value in an unprecedented manner. The Sentinel Balanced Fund has no exposure, and never had, to sub-prime mortgage bonds. All of the Fund's mortgage-backed securities holdings are U.S. Agency-backed by FHLMC, FNMA, or GNMA. As measured by the 2-year U.S. Treasury note to 30-year bond yield differential, the U.S. Treasury yield curve steepened 143 basis points over the twelve-month period, beginning the period with a slight inversion. Short and intermediate securities generally outperformed those of longer duration given the interest rate move.

We expect to continue to focus on the stocks of larger capitalization, high quality companies, and we see a compelling risk/reward proposition in large-cap multinational companies with solid growth prospects, discretionary cash flows, financial strength and reasonable valuations. We believe a high quality equity portfolio and a sizeable commitment to fixed-income securities should generate an attractive income stream and reduce overall portfolio risk for the Sentinel Balanced Fund.

We greatly appreciate your continuing support.


/s/ Daniel J. Manion
--------------------------
Daniel J. Manion, CFA
Equity Portfolio Manager

/s/ David M. Brownlee
--------------------------
David M. Brownlee, CFA
Bond Portfolio Manager

1 The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, and includes securities that are of investment-grade quality, have at least one year to maturity, and have an outstanding par value of at least $100 million. An investment cannot be made directly in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

                                                         Sentinel Balanced Fund
                                                                    (Continued)


Performance Notes
(Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Sentinel Balanced Fund Performance -- Class A shares and Class B shares 10 Years ended 11/30/07

                                                            Sentinel
                                Lehman    S&P 500  Sentinel Balanced
                               Brothers  Composite Balanced   Fund
                               Aggregate   Stock     Fund   Class A
                                 Bond      Price   Class B  Shares -
Date                             Index     Index    Shares     LW
----                           --------- --------- -------- --------
11/30/1997....................   10000     10000    10000     9499
                                 10101     10172    10227     9721
12/31/1998....................   10978     13079    11356    10877
                                 10888     15831    11321    10926
12/31/2000....................   12154     14389    12200    11871
                                 13180     12679    11766    11525
12/31/2002....................   14532      9877    10538    10409
                                 15128     12710    12763    12704
12/31/2004....................   15784     14093    13744    13680
                                 16168     14785    14482    14415
12/31/2006....................   16868     17121    16189    16114
11/30/2007....................   17993     18187    17458    17377

Sentinel Balanced Fund Performance -- Class C shares From inception through 11/30/07

                                Lehman    S&P 500  Sentinel
                               Brothers  Composite Balanced
                               Aggregate   Stock     Fund
                                 Bond      Price   Class C
Date                             Index     Index    Shares
----                           --------- --------- --------
5/4/1998......................   10000     10000    10000
                                 10647     11171    10291
12/31/1999....................   10559     13522    10220
                                 11787     12291    10964
12/31/2001....................   12782     10830    10559
                                 14093      8437     9443
12/31/2003....................   14671     10857    11408
                                 15308     12038    12174
12/31/2005....................   15680     12629    12707
                                 16359     14624    14064
11/30/2007....................   17450     15535    15032

Sentinel Balanced Fund Performance -- Class D shares From inception through 11/30/07

                                Lehman    S&P 500  Sentinel
                               Brothers  Composite Balanced
                               Aggregate   Stock     Fund
                                 Bond      Price   Class D
Date                             Index     Index    Shares
----                           --------- --------- --------
1/4/1999......................   10000     10000    10000
                                  9918     12104     9956
12/31/2000....................   11071     11002    10695
                                 12006      9694    10247
12/31/2002....................   13237      7552     9129
                                 13780      9718    11009
12/31/2004....................   14378     10776    11814
                                 14727     11305    12414
12/31/2006....................   15365     13091    13833
11/30/2007....................   16390     13906    14872

Sentinel Balanced Fund Performance -- Class I shares 10 Years ended 11/30/07

                                 Lehman     S&P 500     Sentinel
                                Brothers   Composite    Balanced
                               Aggregate  Stock Price Fund Class I
Date                           Bond Index    Index       Shares
----                           ---------- ----------- ------------
11/30/1997....................      10000      10000        10000
                               1010100.00 1017200.00   1023400.00
12/31/1998.................... 1097800.00 1307900.00   1145100.00
                               1088800.00 1583100.00   1150300.00
12/31/2000.................... 1215400.00 1438900.00   1249700.00
                               1318000.00 1267900.00   1213300.00
12/31/2002.................... 1453200.00  987700.00   1095800.00
                               1512800.00 1271000.00   1337400.00
12/31/2004.................... 1578400.00 1409300.00   1440100.00
                               1616800.00 1478500.00   1517500.00
12/31/2006.................... 1686800.00 1712100.00   1696300.00
11/30/2007.................... 1799300.00 1818700.00   1831300.00

Note that Fund performance for Class A shares reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class B, C and D shares reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus. Performance of the Class I shares prior to August 27, 2007 is based on the adjusted performance of the Fund's Class A shares.

The following are total annual operating expense ratios as of November 30, 2007 for Sentinel Balanced Fund Class A, B, C, D & I shares; A -1.10%, B--1.99%, C--2.10%, D--1.42%, I--0.69%. Expense ratio data is sourced from the annual report dated 11/30/07.

Each Sentinel Fund, except the U.S. Treasury Money Market Fund, has adopted a redemption fee. For the Balanced Fund, a fee of 1% will be assessed on the redemption of shares held for 15 calendar days or less.

The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, and includes securities that are of investment-grade quality, have at least one year to maturity, and have an outstanding par value of at least $100 million. An investment cannot be made directly in an index.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Mortgage-backed securities (MBS) are subject to pre-payment risk. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Balanced Fund
Continued


Average Annual Total Return As of November 30, 2007

                         Without Sales Charge                With Sales Charge
                       -----------------------            ----------------------
             Inception                            Since                             Since
Class Symbol   Date    1 yr  3 yr   5 yr  10 yr Inception 1 yr  3 yr  5 yr  10 yr Inception
----- ------ --------- ----  ----  -----  ----- --------- ----  ----  ----  ----- ---------
A     SEBLX  11/15/38  8.60% 9.19% 10.47% 6.23%   8.91%   3.16% 7.33% 9.34% 5.68%   8.83%
B     SEBBX    4/1/96  7.65  8.25   9.52  5.73    7.09    3.65  7.39  9.24  5.73    7.09
C     SBACX    5/4/98  7.56  8.14   9.39    --    4.35    6.56  8.14  9.39    --    4.35
D     SBLDX    1/4/99  8.19  8.87   9.89    --    4.56    2.19  7.44  9.33    --    4.56
1     SIBLX   8/27/07  8.72  9.23  10.49  6.24    8.91      --    --    --    --      --

Full offering price performance data for Class A shares reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown without sales charge in the accompanying table reflects expenses and management fees but no sales charge.

The following are total annual operating expense ratios as of November 30, 2007 for Sentinel Balanced Fund Class A, B, C, D & I shares; A - 1.10%, B - 1.99%, C
- 2.10%, D - 1.42%, I - 0.69%. Expense ratio data is sourced from the annual report dated 11/30/07.

Each Fund, except the U.S. Treasury Money Market Fund, has adopted a redemption fee. For the Balanced Fund, a fee of 1% will be assessed on the redemption of shares held for 15 calendar days or less.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Mortgage-backed securities (MBS) are subject to pre-payment risk. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

Class A shares performance includes a deduction for the Fund's maximum 5% sales charge. A Contingent Deferred Sales Charge (CDSC) of up to 1% may apply to investments of $1,000,000 or more which are redeemed within 18 months. See the Prospectus. Class B, C and D shares performance includes a deduction for the maximum CDSC: B shares 4%, C shares 1% and D shares 6%. CDSCs decline to 0% over periods of one to eight years, depending on the share class and amount invested.

Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus. Performance of the Class I shares prior to August 27, 2007 is based on the adjusted performance of the Fund's Class A shares.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

                                                         Sentinel Balanced Fund
                                                                    (Continued)


Portfolio Weightings

Asset Category                                     Percent of Net Assets
--------------                                     ---------------------
Common Stocks.....................................         66.3%
U.S. Government Obligations.......................         32.6%
Cash and Other....................................          1.1%

Top 10 Equity Holdings*

Description                                        Percent of Net Assets
-----------                                        ---------------------
ExxonMobil Corp...................................          2.4%
General Electric Co...............................          1.8%
Johnson & Johnson.................................          1.7%
United Technologies Corp..........................          1.5%
Freeport-McMoRan Copper & Go......................          1.4%
Medtronic, Inc....................................          1.3%
Procter & Gamble Co...............................          1.3%
Chevron Corp......................................          1.2%
Microsoft Corp....................................          1.2%
Bank of New York Mellon Corp......................          1.2%
                                                           ----
   Total of Net Assets*...........................         15.0%
                                                           ----

Top 10 Fixed Income Holdings*

                                                          Maturity Percent of
Description                                        Coupon   Date   Net Assets
-----------                                        ------ -------- ----------
FNR 06-63 VH......................................  6.50% 03/25/23     4.5%
FNR 06-66 NV......................................  6.50% 02/25/24     3.3%
FNR 06-88 BV......................................  6.50% 11/25/25     2.6%
FHR1663 ZB........................................  6.75% 01/15/24     2.5%
FHR 2902 LZ.......................................  5.50% 09/15/31     2.5%
FNR 07-98 AC......................................  6.00% 11/25/35     1.9%
FNR G93-20 ZQ.....................................  7.00% 05/25/23     1.8%
FNR 02-82 PD......................................  6.00% 02/25/32     1.6%
FNMA 888926.......................................  6.00% 11/01/22     1.5%
FNR 06-55 PC......................................  6.00% 04/25/32     1.5%
                                                                      ----
   Total of Net Assets*...........................                    23.7%
                                                                      ----

Average Effective Duration (for all Fixed Income Holdings) 3.3 years**

* "Top 10 Equity Holdings" and "Top 10 Fixed Income Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

** The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

Investment in Securities
at November 30, 2007

                                                   Principal
                                                     Amount     Value
                                                   (M=$1,000)  (Note 2)
                                                   ---------- -----------
U.S. Government Obligations 32.6%
U.S. Government Agency Obligations 32.6%
Federal Home Loan Mortgage Corporation 8.2%
Collateralized Mortgage Obligations:
FHR 1663 ZB
  6.75%, 01/15/24.................................   6,953M   $ 7,263,552
FHR 3181 BV
  6.5%, 06/15/26..................................   3,996M     4,178,068
FHR 2902 LZ
  5.5%, 09/15/31..................................   7,041M     7,081,766
FHR 3350 LY
  6%, 11/15/33....................................   2,125M     2,175,214
                                                              -----------
                                                               20,698,600
                                                              -----------
Mortgage-Backed Securities:
15-Year:
FHLMC E02413
  6%, 11/01/22....................................   1,000M     1,021,429
                                                              -----------
20-Year:
FHLMC P00020
  6.5%, 10/01/22..................................     575M       589,842
                                                              -----------
30-Year:..........................................
FHLMC C47315
  6.5%, 08/01/29..................................   1,229M     1,274,910
                                                              -----------
Total Federal Home Loan Mortgage Corporation......             23,584,781
                                                              -----------
Federal National Mortgage Association 23.3%
Collateralized Mortgage Obligations:
FNR 06-63 VH
  6.5%, 03/25/23..................................  12,500M    13,081,250
FNR G93-20 ZQ
  7%, 05/25/23....................................   4,900M     5,193,883
FNR 06-78 BV
  6.5%, 06/25/23..................................   1,500M     1,568,190
FNR 06-66 NV
  6.5%, 02/25/24..................................   9,000M     9,390,960
FNR 06-88 BV
  6.5%, 11/25/25..................................   7,232M     7,598,214
FNR 03-21 NB
  5.5%, 09/25/30..................................   3,000M     3,042,060
FNR 07-83 PB
  6%, 09/25/31....................................   3,502M     3,576,138
FNR 02-82 PD
  6%, 02/25/32....................................   4,417M     4,507,420
FNR 06-55 PC
  6%, 04/25/32....................................   4,200M     4,284,546
FNR 05-112 NC
  6%, 10/25/32....................................   4,000M     4,078,720
FNR 07-98 AC
  6%, 11/25/35....................................   5,484M     5,575,044
                                                              -----------
                                                               61,896,425
                                                              -----------
Mortgage-Backed Securities:
15-Year:
FNMA 888926
  6%, 11/01/22....................................   4,200M     4,291,875
                                                              -----------
30-Year:
FNMA 500296
  6%, 04/01/29....................................      15M        15,764
FNMA 748895
  6%, 12/01/33....................................     888M       903,159
                                                              -----------
                                                                  918,923
                                                              -----------
Total Federal National Mortgage Association.......             67,107,223
                                                              -----------

   The accompanying notes are an integral part of the financial statements.

Sentinel Balanced Fund
(Continued)


                                                   Principal
                                                     Amount     Value
                                                   (M=$1,000)  (Note 2)
                                                   ---------- -----------
Government National Mortgage Corporation 1.1%
Collateralized Mortgage Obligations:
GNR 01-53 PB
  6.5%, 11/20/31..................................   3,000M   $ 3,144,660
                                                              -----------
Mortgage-Backed Securities:
15-Year:
GNMA 514482
  7.5%, 09/15/14..................................      78M        81,352
                                                              -----------
30-Year:
GNMA 26446
  9%, 02/15/09....................................       3M         3,157
                                                              -----------
Total Government National Mortgage Corporation....              3,229,169
                                                              -----------
Total U.S. Government Obligations (Cost
  $92,549,210)....................................             93,921,173
                                                              -----------

                                                     Shares
                                                   ----------
Common Stocks 66.3%
Consumer Discretionary 3.2%
Comcast Corp. *...................................  110,400     2,231,184
McDonald's Corp...................................   35,000     2,046,450
McGraw-Hill Cos., Inc.............................   29,600     1,452,768
Time Warner, Inc..................................  100,000     1,726,000
Walt Disney Co....................................   50,000     1,657,500
                                                              -----------
                                                                9,113,902
                                                              -----------

Consumer Staples 7.1%
Altria Group, Inc.................................   30,000     2,326,800
CVS Caremark Corp.................................   34,600     1,387,114
Diageo PLCA DR....................................   20,000     1,811,600
HJ Heinz Co.......................................   25,000     1,182,500
Kellogg Co........................................   35,000     1,891,400
Kimberly-Clark Corp...............................   30,000     2,094,300
Kraft Foods, Inc..................................   28,026       968,298
McCormick & Co., Inc..............................   50,000     1,910,500
PepsiCo, Inc......................................   40,000     3,087,200
Procter & Gamble Co...............................   50,000     3,700,000
                                                              -----------
                                                               20,359,712
                                                              -----------
Energy 7.8%
Chevron Corp......................................   40,000     3,510,800
EOG Resources, Inc................................   22,500     1,862,550
ExxonMobil Corp...................................   78,000     6,954,480
Noble Energy, Inc.................................   17,500     1,260,700
Pride Int'l., Inc. *..............................   40,000     1,318,800
Schlumberger Ltd..................................   35,000     3,270,750
Transocean, Inc...................................   11,893     1,632,721
Weatherford Int'l., Ltd. *........................   44,000     2,755,280
                                                              -----------
                                                               22,566,081
                                                              -----------
Financials 10.6%
ACE Ltd...........................................   21,400     1,280,362
American Express Co...............................   40,600     2,394,588
American Int'l. Group, Inc........................   50,000     2,906,500
Ameriprise Financial, Inc.........................    8,120       476,563
Bank of America Corp..............................   60,000     2,767,800
Bank of New York Mellon Corp......................   70,000     3,357,200
Citigroup, Inc....................................   80,000     2,664,000
Goldman Sachs Group, Inc..........................    8,000     1,813,120
Hartford Financial Services                          17,500     1,668,100
JPMorgan Chase & Co...............................   40,000     1,824,800
Merrill Lynch & Co., Inc..........................   20,500     1,228,770
Moody's Corp......................................   15,000       564,900
Morgan Stanley....................................   15,000       790,800
Travelers Cos., Inc...............................   32,800     1,742,008
US Bancorp........................................   50,000     1,654,500
Wachovia Corp.....................................   35,000     1,505,000
Wells Fargo & Co..................................   61,000     1,978,230
                                                              -----------
                                                               30,617,241
                                                              -----------
HealthCare 10.8%
Amgen, Inc. *.....................................   30,000     1,657,500
Baxter Int'l., Inc................................   20,000     1,197,400
Bristol-Myers Squibb Co...........................   45,000     1,333,350
Cigna Corp........................................   21,000     1,125,810
Covidien Ltd......................................   26,525     1,063,918
Eli Lilly & Co....................................   30,000     1,588,500
Hospira, Inc. *...................................   35,000     1,515,500
Johnson & Johnson.................................   73,300     4,965,342
Medco Health Solutions, Inc.*.....................   15,000     1,499,850
Medtronic, Inc....................................   75,000     3,813,750
Merck & Co., Inc..................................   30,000     1,780,800
Pfizer, Inc.......................................   65,000     1,544,400
Quest Diagnostics, Inc............................   35,000     1,927,100
Schering-Plough Corp..............................   60,700     1,899,910
St. Jude Medical, Inc. *..........................   25,000       993,750
Teva Pharmaceutical Industries Ltd. ADR...........   35,000     1,562,050
Zimmer Holdings, Inc. *...........................   25,000     1,618,250
                                                              -----------
                                                               31,087,180
                                                              -----------
Industrials 10.2%
Boeing Co.........................................   25,000     2,313,500
Canadian National Railway Co......................   36,500     1,789,960
Deere & Co........................................   12,000     2,061,600
General Dynamics Corp.............................   23,000     2,041,940
General Electric Co...............................  135,000     5,169,150
Honeywell Int'l., Inc.............................   55,400     3,136,748
Northrop Grumman Corp.............................   21,000     1,654,590
Rockwell Automation, Inc..........................   20,000     1,357,800
Tyco Int'l. Ltd...................................   26,525     1,064,448
Union Pacific Corp................................   16,500     2,081,310
United Technologies Corp..........................   57,000     4,261,890
Waste Management, Inc.............................   70,800     2,429,856
                                                              -----------
                                                               29,362,792
                                                              -----------
Information Technology 11.0%
Accenture Ltd.....................................   25,000       864,000
Activision, Inc. *................................   42,000       930,300
Adobe Systems, Inc. *.............................   45,000     1,896,300
Broadcom Corp. *..................................   50,000     1,337,000
Cisco Systems, Inc. *.............................   75,000     2,101,500
EMC Corp. *.......................................  100,000     1,927,000
Fiserv, Inc. *....................................   26,500     1,360,245
Intel Corp........................................  100,000     2,608,000
Int'l Business Machines Corp......................   20,000     2,103,600
Microchip Technology, Inc.........................   40,000     1,151,600
Microsoft Corp....................................  100,000     3,360,000
Motorola, Inc.....................................   85,000     1,357,450
Network Appliance, Inc. *.........................   40,000       988,400
Nokia Oyj ADR.....................................   40,000     1,573,200
Oracle Corp. *....................................   82,600     1,666,868
SAP AG ADR........................................   37,300     1,910,506
Seagate Technology................................   80,000     2,063,200
Texas Instruments, Inc............................   50,000     1,578,500
Tyco Electronics Ltd..............................   26,525       991,770
                                                              -----------
                                                               31,769,439
                                                              -----------
Materials 3.0%
EI Du Pont de Nemours & Co........................   40,000     1,846,000
Freeport-McMoRan Copper & Gold, Inc...............   40,000     3,957,200
Pactiv Corp. *....................................   20,500       520,700
Praxair, Inc......................................   25,000     2,134,500
                                                              -----------
                                                                8,458,400
                                                              -----------
Telecommunication Services 1.8%
America Movil SA de CV ADR*.......................   30,800     1,899,128
AT&T, Inc.........................................   38,500     1,471,085
Verizon Communications, Inc.......................   40,000     1,728,400
                                                              -----------
                                                                5,098,613
                                                              -----------

                                                         Sentinel Balanced Fund
                                                                    (Continued)



                                                       Value
                                           Shares     (Note 2)
                                         ---------- -------------
Utilities 0.8%
Entergy Corp.                              20,000   $   2,390,800
                                                    -------------
Total Common Stocks
  (Cost $118,548,762)...................              190,824,160
                                                    -------------

                                         Principal
                                           Amount
                                         (M=$1,000)
                                         ----------
Corporate Short-Term Notes0.5%
American Express Credit
  4.4%, 12/03/07
  (Cost $1,499,633).....................   1,500M       1,499,633
                                                    -------------
Total Investments 99.4%
  (Cost$212,597,605)+...................              286,244,966
Other Assets in Excess of Liabilities
  0.6%                                                  1,699,284
                                                    -------------
Net Assets 100.0%                                   $ 287,944,250
                                                    =============

*  Non-income producing

+ Cost for federal income tax purposes is $213,227,307. At November 30, 2007 unrealized appreciation for federal income tax purposes aggregated $73,017,659 of which $74,927,209 related to appreciated securities and $1,909,550 related to depreciated securities.

ADR - American Depository Receipt

Sentinel Capital Growth Fund
(Unaudited)


The Sentinel Capital Growth Fund Class A shares appreciated 15.40% in the fiscal year ended November 30, 2007. This compares favorably to gains of 12.60% for the Russell 1000 Growth Index/1/, 7.72% for the S&P 500 Index/2 /and 13.62% for the Morningstar Large Growth Category/3/.

The fiscal year was one of solid economic growth domestically and especially internationally. Job creation and capital spending on infrastructure were strong worldwide. The standard of living continued to rise in emerging markets, and emerging markets now account for 30% of global GDP. Financial markets were buoyant in the first half of the fiscal year but credit availability tightened severely in the second half as risk was repriced upward in response to credit concerns over the subprime and structured credit markets and as banks endeavored to rebuild capital to offset large writedowns. The Federal Reserve lowered both the discount and Fed funds' rates and injected liquidity into the financial markets as did other central banks to avert further financial deterioration.

Sectors that did especially well in the first half of the fiscal year were industrials, materials, healthcare, consumer discretionary, financials and consumer staples. Stocks that contributed the greatest gains were Jacobs Engineering, Freeport-McMoran Copper & Gold, Stryker, Gilead and Walgreen's.

Sectors that contributed strongly in the second half of the fiscal year were materials, industrials, energy and health care. Stocks that contributed the greatest gains for the Fund were Jacobs Engineering, Praxair, Freeport McMoran Copper & Gold, BlackRock and Emerson Electric.

Sectors that contributed most to the Fund's performance over the full fiscal year were materials, industrials, health care and energy. Stocks that contributed the greatest gains were Jacobs Engineering, Freeport-McMoran Copper & Gold, Praxair, Emerson Electric and Stryker.

Looking forward, we expect the U.S. economy to grow 0-1.5% in the first half as the result of a weak housing market and tighter credit. We do not expect the housing market to recover until 2009 as a result of higher mortgage rates and increasing volume of pricing resets on subprime mortgages over the next several quarters. We estimate international growth at 3-4% given less penetrated markets and capital flows. Emerging markets are increasingly driven by domestic demand as well as by exports. The Capital Growth Fund is tilted towards companies with large and growing international exposure and is positioned to participate in faster international growth.

Lowering the Fed funds' interest rate has triggered a decline in the U.S. dollar relative to other currencies and will make imported goods more expensive in the future. The weaker dollar will also make exports more attractive. We view equities as an inflation hedge to a weaker currency. We also view investment in basic materials, precious metals and companies with international exposure to provide some counterbalance to a weak dollar.

We expect the Fund's exposure to domestic consumer stocks to continue to be muted given higher oil, food and financing costs and a soft housing market. An expanding middle class in countries around the world, however, should drive long-term global demand for improved housing, transportation, healthcare and consumer goods.

Capital spending on industrial construction is expected to continue to be a driving force for sustained economic growth. Improving infrastructure, enhancing productivity with new equipment and software, and making buildings more energy-efficient should drive capital spending in the United States and other developed countries. Urbanization of populations moving from farm to city to work in new industrial plants should drive capital spending in emerging markets. Investment in power generation, water supply, roads, bridges, transportation and communications is expected to increase for years to come. The demand for basic materials and energy should continue at higher levels as infrastructure and standards of living continue to expand worldwide. The exploration for and development of energy, metal and other basic material sources should continue to be strong.

We plan to continue to look for engineering and infrastructure-related companies to benefit from multi-year increased demand. A new generation of aircraft is on its way with many years of growing demand not only for new aircraft but also for the composite materials, with enhanced features such as lightness and strength, that will be used in their manufacture.

We look for economic growth to accelerate in the second half of 2008 as the enormous injection of liquidity pumped into the capital markets begins to have a lagged effect. We expect the equity markets to benefit.

The Capital Growth Fund is a diversified portfolio of 60-90 stocks. Investments are made in companies with strong fundamentals within a macroeconomic framework. Focus is on companies that are positioned to benefit from the long-term payoff on research, plant and market expansion.


/s/ Elizabeth R. Bramwell
--------------------------
Elizabeth R. Bramwell, CFA
Portfolio Manager

1 The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates. An investment cannot be made directly in an index.

2 The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

                                                   Sentinel Capital Growth Fund
                                                                    (Continued)


Performance Notes
(Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Sentinel Capital Growth Fund Performance -- Class A shares and Class C shares 10 Years ended 11/30/07

                                                 Sentinel Sentinel
                                S&P 500  Russell Capital  Capital
                               Composite  1000    Growth   Growth
                                 Stock   Growth    Fund     Fund
                                 Price    Total  Class C  Class A
Date                             Index   Return   Shares   Shares
----                           --------- ------- -------- --------
11/30/1997....................   10000    10000   10000     9499
                                 10172    10112   10176     9671
12/31/1998....................   13079    14026   13593    13007
                                 15831    18677   16956    16344
12/31/2000....................   14389    14489   16416    15946
                                 12679    11530   13652    13357
12/31/2002....................    9877     8315   10827    10662
                                 12710    10788   12956    12841
12/31/2004....................   14093    11468   13437    13402
                                 14785    12071   14020    14071
12/31/2006....................   17121    13167   14993    15252
11/30/2007....................   18187    14776   16925    17529

Sentinel Capital Growth Fund Performance -- Class I shares 10 Years ended
11/30/07

                                                         Sentinel
                                 S&P 500                  Capital
                                Composite  Russell 1000 Growth Fund
                               Stock Price Growth Total   Class I
Date                              Index       Return      Shares
----                           ----------- ------------ -----------
11/30/1997.................... 1000000.00   1000000.00  1000000.00
                               1017200.00   1011200.00  1018100.00
12/31/1998.................... 1307900.00   1402600.00  1369300.00
                               1583100.00   1867700.00  1720600.00
12/31/2000.................... 1438900.00   1448900.00  1678700.00
                               1267900.00   1153000.00  1406200.00
12/31/2002....................  987700.00    831500.00  1122400.00
                               1271000.00   1078800.00  1351800.00
12/31/2004.................... 1409300.00   1146800.00  1410900.00
                               1478500.00   1207100.00  1481300.00
12/31/2006.................... 1712100.00   1316700.00  1605600.00
11/30/2007.................... 1818700.00   1477600.00  1847000.00

Average Annual Total Return As of November 30, 2007

                              Without Sales Charge                  With Sales Charge
             Inception                        10     Since                       10     Since
Class Symbol   Date     1yr    3yr      5yr   yr   Inception  1yr    3yr   5yr   yr   Inception
----- ------ --------- -----  -----    ----  ----  --------- -----  ----  ----  ----  ---------
  A   BRGRX    8/1/94  15.40% 10.43%   9.31% 6.32%   10.35%   9.65% 8.55% 8.20% 5.77%   9.92%
  C   SECGX   3/17/06  13.12   9.03    8.20  5.40     9.48   12.12  9.03  8.20  5.40    9.48
  I   SICGX   8/27/07  15.51  10.46    9.33  6.33    10.36      --    --    --    --      --

Note that Fund performance for Class A shares reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class C shares reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The Capital Growth Fund, which began operations on March 17, 2006, is the successor to the Bramwell Growth Fund, a series of The Bramwell Funds, Inc., which began operations on August 1, 1994. Performance for the Fund's Class A shares prior to March 17, 2006 is based on the performance of its predecessor, restated to reflect the maximum front-end sales charge of Class A shares, but does not reflect the increase in the maximum Rule 12b-1 fees. If it did, returns would be lower. Performance for the Fund's Class C shares prior to March 17, 2006 is based on its predecessor restated to reflect the back-end sales charges and estimated higher ongoing expenses of Class C shares. Performance of the Fund's Class I shares prior to March 17, 2006 is based on its predecessor and from March 17, 2006 to August 27, 2007 on the adjusted performance of the Fund's Class A shares.

The following are total annual operating expense ratios as of November 30, 2007 for Sentinel Capital Growth Fund Class A, C & I shares: A -1.27%, C - 2.83%, I
- 0.84%. Expense ratio data is sourced from the annual report dated 11/30/2007.

Each Fund, except the U.S. Treasury Money Market Fund, has adopted a redemption fee. For the Capital Growth Fund, a fee of 1% will be assessed on the redemption of shares held for 15 calendar days or less.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates. An investment cannot be made directly in an index.

The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Capital Growth Fund
(Continued)



Top Sectors

Sector                                             Percent of Net Assets
------                                             ---------------------
Industrials.......................................         18.6%
Information Technology............................         16.1%
Materials.........................................         15.8%
Health Care.......................................         10.7%
Consumer Staples..................................          8.6%
Energy............................................          7.3%
Consumer Discretionary............................          6.6%
Financials........................................          6.4%
Telecommunication Services........................          3.5%

Top 10 Holdings*

Description                                        Percent of Net Assets
-----------                                        ---------------------
Praxair, Inc......................................          4.1%
Emerson Electric Co...............................          3.7%
Jacobs Engineering Group, Inc.....................          3.7%
Walgreen Co.......................................          3.1%
Schlumberger Ltd..................................          2.9%
Cisco Systems, Inc................................          2.8%
Freeport-McMoRan Copper & Gold, Inc...............          2.8%
McDonald's Corp...................................          2.8%
General Electric Co...............................          2.7%
Stryker Corp......................................          2.7%
                                                           ----
   Total of Net Assets............................         31.3%
                                                           ----

* "Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30,2007

                                                             Value
                                                   Shares   (Note 2)
                                                   ------- -----------
Common Stocks 93.6%
Consumer Discretionary 6.6%
Coach, Inc. *.....................................  30,000 $ 1,114,200
Domino's Pizza, Inc. (a)..........................  10,000     138,600
JC Penney Co., Inc................................  25,000   1,103,000
Johnson Controls, Inc.............................  60,000   2,317,200
McDonald's Corp...................................  90,500   5,291,535
Tiffany & Co......................................  58,000   2,692,940
                                                           -----------
                                                            12,657,475
                                                           -----------
Consumer Staples 8.6%
Colgate-Palmolive Co..............................  36,000   2,882,880
Corn Products Int'l., Inc.........................  30,100   1,183,833
PepsiCo, Inc......................................  33,554   2,589,698
Procter & Gamble Co...............................  35,770   2,646,980
Walgreen Co....................................... 160,000   5,854,400
Wal-Mart de Mexico SAB de CV ADR*.................  36,611   1,317,996
                                                           -----------
                                                            16,475,787
                                                           -----------
Energy 7.3%
Devon Energy Corp.................................  15,000   1,242,150
EOG Resources, Inc................................  10,000     827,800
ExxonMobil Corp...................................  51,200   4,564,992
Noble Corp........................................  20,000   1,042,600
Schlumberger Ltd..................................  59,000   5,513,550
St. Mary Land & Exploration Co....................  10,000     393,000
Weatherford Int'l., Ltd. *........................   6,000     375,720
                                                           -----------
                                                            13,959,812
                                                           -----------
Financials 6.4%
American Express Co...............................  33,300   1,964,034
BlackRock, Inc....................................  25,000   4,959,250
CME Group, Inc....................................   5,000   3,293,000
Wells Fargo & Co..................................  60,000   1,945,800
                                                           -----------
                                                            12,162,084
                                                           -----------
Health Care 10.7%
Abbott Laboratories...............................  17,835   1,025,691
Gilead Sciences, Inc. *........................... 110,400   5,138,016
Medtronic, Inc....................................  70,428   3,581,264
Roche Holding AG ADR..............................  45,000   4,266,000
St. Jude Medical, Inc. *..........................  33,000   1,311,750
Stryker Corp......................................  71,000   5,156,730
                                                           -----------
                                                            20,479,451
                                                           -----------
Industrials 18.6%
Boeing Co.........................................  21,000   1,943,340
Canadian Pacific Railway Ltd......................  35,000   2,342,200
Caterpillar, Inc..................................   5,000    359,5000
Deere & Co........................................   4,000     687,200
Donaldson Co., Inc................................  40,000   1,871,200
Emerson Electric Co............................... 125,000   7,127,500
General Dynamics Corp.............................   6,200     550,436
General Electric Co............................... 135,155   5,175,085
Goodrich Corp.....................................  23,000   1,639,670
Honeywell Int'l., Inc.............................   5,600     317,072
Illinois Tool Works, Inc..........................  35,000   1,942,500
Jacobs Engineering Group, Inc. *..................  85,000   7,120,450
Kansas City Southern *............................  25,000     860,750
Precision Castparts Corp..........................  13,000   1,915,420
United Technologies Corp..........................  21,900   1,637,463
                                                           -----------
                                                            35,489,786
                                                           -----------
Information Technology 16.1%
Ansys, Inc. *.....................................  25,000     971,500
Apple, Inc. *.....................................   9,500   1,731,090
Autodesk, Inc. *..................................  90,000   4,238,100
Automatic Data Processing, Inc....................  83,763   3,774,361
Broadcom Corp. *..................................  30,000     802,200
Cisco Systems, Inc. *............................. 192,870   5,404,217
Corning, Inc...................................... 100,000   2,429,000
EMC Corp.*........................................  90,400   1,742,008
Google, Inc. *....................................     800     554,400
Hewlett-Packard Co................................  20,000   1,023,200

   The accompanying notes are an integral part of the financial statements.

                                                   Sentinel Capital Growth Fund
                                                                    (Continued)



                                                                 Value
                                                     Shares     (Note 2)
                                                   ---------- ------------
Int'l Business Machines Corp......................   30,000   $  3,155,400
Microsoft Corp....................................  104,186      3,500,650
Paychex, Inc......................................   35,000      1,365,000
                                                              ------------
                                                                30,691,126
                                                              ------------
Materials 15.8%
Allegheny Technologies, Inc.......................   25,000      2,443,750
BHP Billiton Ltd. ADR.............................   43,000      3,260,690
Carpenter Technology Corp.........................   48,000      3,621,600
Commercial Metals Co..............................   75,100      2,321,341
Companhia Vale do Rio Doce ADR....................   70,000      2,420,600
Freeport-McMoRan Copper & Gold, Inc...............   53,700      5,312,541
Praxair, Inc......................................   90,800      7,752,504
Streettracks Gold Trust*..........................   40,000      3,092,800
                                                              ------------
                                                                30,225,826
                                                              ------------
Telecommunication Services 3.5%
AT&T, Inc.........................................   70,000      2,674,700
Verizon Communications, Inc.......................   90,000      3,888,900
                                                              ------------
                                                                 6,563,600
                                                              ------------
Total Common Stocks
  (Cost $107,379,853).............................             178,704,947
                                                              ------------

                                                   Principal
                                                     Amount
                                                   (M=$1,000)
                                                   ----------
Corporate Short-Term Notes 1.9%
AIG Funding, Inc.
  4.4%, 12/05/07
  (Cost $3,698,191)...............................   3,700M      3,698,191
                                                              ------------
U.S. Government Obligations 4.7%
Federal Home Loan Bank 2.0%
Agency Discount Notes:
  4.28%, 12/07/07.................................   1,822M      1,820,700
  4.23%, 12/12/07.................................   2,000M      1,997,415
                                                              ------------
Total Federal Home Loan Bank                                     3,818,115
                                                              ------------
Federal Home Loan Mortgage Corporation 2.7%
Agency Discount Notes:
  4.35%, 12/04/07.................................   4,000M      3,998,550
  4.25%, 12/10/07.................................   1,085M      1,083,847
                                                              ------------
Total Federal Home Loan Mortgage Corporation                     5,082,397
Total U.S. Government Obligations
  (Cost $8,900,512)...............................               8,900,512
                                                              ------------
Total Investments 100.2%
  (Cost$119,978,556)+.............................             191,303,650
Excess of Liabilities Over Other Assets (0.2)%                    (312,952)
                                                              ------------
Net Assets 100.0%.................................            $190,990,698
                                                              ============

*  Non-income producing

+ Cost for federal income tax purposes is $125,071,048. At November 30, 2007unrealized appreciation for federal income tax purposes aggregated $66,232,602 of which $66,899,759 related to appreciated securities and $667,157 related to depreciated securities.

(a)Return of Capital paid during the fiscal period

ADR- American Depository Receipt

Sentinel Common Stock Fund
(Unaudited)

We expect to continue our focus on large-capitalization stocks, and multinational companies in particular, as we maintain our expectation of slower U.S. economic growth and higher rates of growth in international economies as we enter 2008.

The Sentinel Common Stock Fund Class A shares returned 10.62% for the fiscal year ending November 30, 2007. This compares very favorably to the return of the Fund's benchmarks, the Standard & Poor's 500 Index/1/, which returned 7.72% for the same time period, the Russell 1000 Index/2/ returned 7.83% while the Morningstar Large Blend Category/3/ returned 8.08% for the same time period.

The Fund is a diversified portfolio of high-quality companies with strong fundamentals and reasonable valuations. Strong stock selection across the portfolio throughout this past fiscal year resulted in the Fund's performance advantage over its primary market and peer benchmarks. Over the course of the fiscal year, the best-performing sectors in the stock market (as measured by the S&P 500 Index) were Energy, Technology and Energy, Technology and Industrials, where the Fund was well represented. The weakest sectors during the past year were Financials, and Consumer Discretionary, where the Fund had below-average exposure versus the S&P 500 index.

We expect to continue our focus on large-capitalization stocks, and multinational companies in particular, as we maintain our expectation of slower U.S. economic growth and higher rates of growth in international economies as we enter 2008. We expect an upturn in the level of corporate capital spending, with the majority of the spending directed at international growth opportunities. We'll likely maintain our positive outlook expectations for the Industrial sector, and, at the end of the period, the Fund owned numerous stocks poised to benefit from global industrial infrastructure expansion. We have reduced our Financial sector exposure throughout the fiscal year, investing the proceeds in higher secular growth rates sectors, such as Health Care. We expect to see better relative performance from the Health Care sector, given the non-cyclical growth drivers and strong demographics supporting demand for the products of our healthcare holdings, such as medical device manufacturers.

Despite the equity market volatility experienced over the last few months, we are optimistic about finding attractive opportunities for total returns and modest levels of risk in high-quality, large-cap stocks. The Fund owned, in aggregate, shares of companies that were growing earnings at attractive rates, generating free cash flow, repurchasing their shares and increasing dividend payments to shareholders. It is these types of companies where we plan to invest the bulk of the Sentinel Common Stock Fund's assets.

Thank you for your continued support.


/s/ Daniel J. Manion
--------------------------
Daniel J. Manion, CFA
Portfolio Manager

1 The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. An investment cannot be made directly in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

                                                     Sentinel Common Stock Fund
                                                                    (Continued)


Performance Notes
(Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Sentinel Common Stock Fund Performance -- Class A shares and Class B shares 10 Years ended 11/30/07

                                                 Sentinel Sentinel
                                        S&P 500   Common   Common
                               Russell Composite  Stock    Stock
                                1000     Stock     Fund     Fund
                                Total    Price   Class B  Class A
Date                           Return    Index    Shares   Shares
----                           ------- --------- -------- --------
11/30/1997....................  10000    10000    10000     9500
                                10203    10172    10329     9820
12/31/1998....................  12960    13079    11684    11195
                                15671    15831    11950    11544
12/31/2000....................  14450    14389    13092    12753
                                12651    12679    11685    11473
12/31/2002....................   9912     9877     9611     9524
                                12874    12710    12319    12321
12/31/2004....................  14343    14093    13485    13488
                                15241    14785    14462    14465
12/31/2006....................  17598    17121    16775    16778
11/30/2007....................  18736    18187    18344    18347

Sentinel Common Stock Fund Performance -- Class C shares From inception through 11/30/07

                                                 Sentinel
                                        S&P 500   Common
                               Russell Composite  Stock
                                1000     Stock     Fund
                                Total    Price   Class C
Date                           Return    Index    Shares
----                           ------- --------- --------
5/4/1998......................  10000    10000    10000
                                11090    11171    10157
12/31/1999....................  13409    13522    10378
                                12365    12291    11362
12/31/2001....................  10826    10830    10131
                                 8482     8437     8325
12/31/2003....................  11017    10857    10636
                                12273    12038    11529
12/31/2005....................  13042    12629    12237
                                15059    14624    14048
11/30/2007....................  15894    15392    15228

Sentinel Common Stock Fund Performance -- Class I shares 10 Years ended 11/30/07

                                                         Sentinel
                                              S&P 500     Common
                                             Composite  Stock Fund
                               Russell 1000 Stock Price  Class I
Date                           Total Return    Index      Shares
----                           ------------ ----------- ----------
11/30/1997....................  1000000.00  1000000.00  1000000.00
                                1020300.00  1017200.00  1033700.00
12/31/1998....................  1296000.00  1307900.00  1178400.00
                                1567100.00  1583100.00  1215100.00
12/31/2000....................  1445000.00  1438900.00  1342400.00
                                1265100.00  1267900.00  1207600.00
12/31/2002....................   991200.00   987700.00  1002500.00
                                1287400.00  1271000.00  1297000.00
12/31/2004....................  1434300.00  1409300.00  1419800.00
                                1524100.00  1478500.00  1522600.00
12/31/2006....................  1759800.00  1712100.00  1766100.00
11/30/2007....................  1873600.00  1818700.00  1935800.00

Note that Fund performance for Class A shares reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class B and C shares reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus. Performance of the Class I shares prior to May 4, 2007 is based on the adjusted performance of the Fund's Class A shares.

The following are total annual operating expense ratios as of November 30, 2007 for Sentinel Common Stock Fund Class A, B, C & I shares; A -1.10%, B - 2.08%, C
- 2.06%, I - 0.71%. Expense ratio data is sourced from the annual report dated 11/30/2007.

Each Fund, except the U.S. Treasury Money Market Fund, has adopted a redemption fee. For the Common Stock Fund, a fee of 1% will be assessed on the redemption of shares held for 15 calendar days or less.

The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. An investment cannot be made directly in an index.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Common Stock Fund
(Continued)


Average Annual Total Return As of November 30, 2007

                              Without Sales Charge                  With Sales Charge
             Inception                               Since                               Since
Class Symbol   Date     1yr    3yr     5yr   10 yr Inception  1yr   3yr    5yr   10 yr Inception
----- ------ --------- -----  -----   -----  ----- --------- ----  -----  -----  ----- ---------
  A   SENCX   1/12/34  10.62% 12.08%  13.21% 6.80%   11.18%  5.09% 10.19% 12.05% 6.26%   11.10%
  B   SNCBX    4/1/96   9.54  11.02   12.14  6.25     8.42   5.54  10.20  11.88  6.25     8.42
  C   SCSCX    5/4/98   9.56  10.97   12.04    --     4.49   8.56  10.97  12.04    --     4.49
  I   SICWX    5/4/07  10.88  12.17   13.26  6.83    11.18     --     --     --    --       --

Full offering price performance data for Class A shares reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown without sales charge in the accompanying table reflects expenses and management fees but no sales charge.

The following are total annual operating expense ratios as of November 30, 2007 for Sentinel Common Stock Fund Class A, B, C & I shares; A -1.10%, B - 2.08%, C
- 2.06%, I - 0.71%. Expense ratio data is sourced from the annual report dated 11/30/2007.

Each Fund, except the U.S. Treasury Money Market Fund, has adopted a redemption fee. For the Common Stock Fund, a fee of 1% will be assessed on the redemption of shares held for 15 calendar days or less.

Class A shares performance includes a deduction for the Fund's maximum 5% sales charge. A Contingent Deferred Sales Charge (CDSC) of up to 1% may apply to investments of $1,000,000 or more which are redeemed within 18 months. See the Prospectus. Class B and C shares performance includes a deduction for the maximum CDSC: B shares 4% and C shares 1%. CDSCs decline to 0% over periods of one to seven years, depending on the share class and amount invested.

Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus. Performance of the Class I shares prior to May 4, 2007 is based on the adjusted performance of the Fund's Class A shares.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

                                                     Sentinel Common Stock Fund
                                                                    (Continued)


Top Sectors

Sector                                             Percent of Net Assets
------                                             ---------------------
Information Technology............................         15.3%
Industrials.......................................         15.0%
Financials........................................         14.7%
Health Care.......................................         13.9%
Energy............................................         13.3%
Consumer Staples..................................         11.4%
Materials.........................................          5.0%
Consumer Discretionary............................          4.9%
Telecommunication Services........................          2.1%
Utilities.........................................          1.2%

Top 10 Holdings*

Description                                        Percent of Net Assets
-----------                                        ---------------------
ExxonMobil Corp...................................          3.9%
United Technologies Corp..........................          3.1%
General Electric Co...............................          2.7%
Schlumberger Ltd..................................          2.6%
Johnson & Johnson.................................          2.4%
Freeport-McMoRan Copper & Gold, Inc...............          2.3%
Microsoft Corp....................................          2.2%
PepsiCo, Inc......................................          2.2%
Procter & Gamble Co...............................          2.1%
Medtronic, Inc....................................          2.0%
Total of Net Assets                                        25.5%

"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities at November 30,2007

                                                              Value
                                                   Shares    (Note 2)
                                                   ------- ------------
Common Stocks 96.8%
Consumer Discretionary 4.9%
Comcast Corp. *................................... 712,500 $ 14,399,625
McDonald's Corp................................... 204,600   11,962,962
McGraw-Hill Cos., Inc............................. 183,800    9,020,904
Time Warner, Inc.................................. 946,100   16,329,686
TJX Cos., Inc..................................... 120,700    3,541,338
Walt Disney Co.................................... 379,700   12,587,055
                                                           ------------
                                                             67,841,570
                                                           ------------
Consumer Staples 11.4%
Altria Group, Inc................................. 255,400   19,808,824
CVS Caremark Corp................................. 250,000   10,022,500
Diageo PLC ADR.................................... 125,000   11,322,500
HJ Heinz Co....................................... 175,000    8,277,500
Kellogg Co........................................ 275,000   14,861,000
Kimberly-Clark Corp............................... 200,000   13,962,000
Kraft Foods, Inc.................................. 176,742    6,106,436
McCormick & Co., Inc.............................. 325,000   12,418,250
PepsiCo, Inc...................................... 388,000   29,945,840
Procter & Gamble Co............................... 391,475   28,969,150
                                                           ------------
                                                            155,694,000
                                                           ------------
Energy 13.3%
Apache Corp.......................................  41,000    3,968,390
Chevron Corp...................................... 300,000   26,331,000
EOG Resources, Inc................................ 132,500   10,968,350
ExxonMobil Corp................................... 594,000   52,961,040
Noble Energy, Inc................................. 125,000    9,005,000
Pride Int'l., Inc. *.............................. 300,000    9,891,000
Schlumberger Ltd.................................. 380,000   35,511,000
Transocean, Inc...................................  83,247   11,429,049
Weatherford Int'l., Ltd. *........................ 350,000   21,917,000
                                                           ------------
                                                            181,981,829
                                                           ------------
Financials 14.7%
ACE Ltd........................................... 153,000    9,153,990
American Express Co............................... 253,300   14,939,634
American Int'l. Group, Inc........................ 260,000   15,113,800
Ameriprise Financial, Inc.........................  50,660    2,973,236
Bank of America Corp.............................. 465,724   21,483,848
Bank of New York Mellon
  Corp............................................ 564,850   27,090,206
Citigroup, Inc.................................... 475,000   15,817,500
Goldman Sachs Group,
  Inc.............................................  60,000   13,598,400
Hartford Financial
  Services........................................ 124,000   11,819,680
JPMorgan Chase & Co............................... 367,750   16,776,755
Merrill Lynch & Co., Inc..........................  98,200    5,886,108
Moody's Corp......................................  75,000    2,824,500
Morgan Stanley.................................... 114,700    6,046,984
Travelers Cos., Inc............................... 125,000    6,638,750
US Bancorp........................................ 300,000    9,927,000
Wachovia Corp..................................... 228,145    9,810,235
Wells Fargo & Co.................................. 356,600   11,564,538
                                                           ------------
                                                            201,465,164
                                                           ------------
HealthCare 13.9%
Amgen, Inc. *..................................... 150,000    8,287,500
Baxter Int'l., Inc................................ 150,000    8,980,500
Bristol-Myers Squibb Co........................... 225,000    6,666,750
Cigna Corp........................................ 135,300    7,253,433
Covidien Ltd...................................... 155,850    6,251,143
Eli Lilly & Co.................................... 159,400    8,440,230
Hospira, Inc. *................................... 225,000    9,742,500
Johnson & Johnson................................. 485,000   32,853,900
Medco Health Solutions, Inc.*.....................  70,000    6,999,300
Medtronic, Inc.................................... 541,000   27,509,850
Merck & Co., Inc.................................. 185,000   10,981,600
Pfizer, Inc....................................... 272,900    6,484,104
Quest Diagnostics, Inc............................ 250,000   13,765,000
Schering-Plough Corp.............................. 371,600   11,631,080
St. Jude Medical, Inc. *.......................... 200,000    7,950,000
Teva Pharmaceutical Industries Ltd. ADR........... 200,000    8,926,000
Zimmer Holdings, Inc. *........................... 131,900    8,537,887
                                                           ------------
                                                            191,260,777
                                                           ------------

   The accompanying notes are an integral part of the financial statements.

Sentinel Common Stock Fund
(Continued)


                                                          Value
                                             Shares      (Note 2)
                                           ---------- --------------
Industrials 15.0%
Boeing Co.................................   79,000   $    7,310,660
Canadian National Railway Co..............  136,700        6,703,768
Deere & Co................................   80,000       13,744,000
General Dynamics Corp.....................  144,800       12,855,344
General Electric Co.......................  964,049       36,913,436
Honeywell Int'l., Inc.....................  449,300       25,439,366
L-3 Communications Holdings, Inc.            34,000        3,762,100
Northrop Grumman Corp.....................  131,900       10,392,401
Rockwell Automation, Inc..................  160,000       10,862,400
Tyco Int'l. Ltd...........................  155,850        6,254,261
Union Pacific Corp........................  131,600       16,600,024
United Technologies Corp..................  560,900       41,938,493
Waste Management, Inc.....................  380,000       13,041,600
                                                      --------------
                                                         205,817,853
                                                      --------------
Information Technology 15.3%
Accenture Ltd.............................  150,000        5,184,000
Activision, Inc. *........................  250,000        5,537,500
Adobe Systems, Inc. *.....................  360,000       15,170,400
Apple, Inc. *.............................   40,000        7,288,800
Broadcom Corp. *..........................  249,500        6,671,630
Cisco Systems, Inc. *.....................  600,000       16,812,000
EMC Corp. *...............................  600,000       11,562,000
Fiserv, Inc. *............................  157,500        8,084,475
Intel Corp................................  650,000       16,952,000
Int'l Business Machines Corp..............  100,000       10,518,000
Microchip Technology, Inc.................  200,000        5,758,000
Microsoft Corp............................  909,700       30,565,920
Motorola, Inc.............................  441,600        7,052,352
Network Appliance, Inc. *.................  200,000        4,942,000
Nokia Oyj ADR.............................  300,000       11,799,000
Oracle Corp. *............................  380,000        7,668,400
SAP AG ADR................................  258,300       13,230,126
Seagate Technology........................  389,200       10,037,468
Texas Instruments, Inc....................  270,000        8,523,900
Tyco Electronics Ltd......................  155,850        5,827,231
                                                      --------------
                                                         209,185,202
                                                      --------------
Materials 5.0%
EI Du Pont de Nemours & Co................  282,300       13,028,145
Freeport-McMoRan Copper & Gold, Inc.......  313,700       31,034,341
Pactiv Corp. *............................  146,300        3,716,020
Praxair, Inc..............................  236,000       20,149,680
                                                      --------------
                                                          67,928,186
                                                      --------------
Telecommunication Services 2.1%
America Movil SA de CV ADR................  162,100        9,995,086
AT&T, Inc.................................  192,200        7,343,963
Verizon Communications, Inc...............  261,962       11,319,378
                                                      --------------
                                                          28,658,427
                                                      --------------
Utilities 1.2%
Entergy Corp..............................  100,000       11,954,000
Exelon Corp...............................   63,000        5,107,410
                                                      --------------
                                                          17,061,410
                                                      --------------
Total Common Stocks
  (Cost $779,968,098).....................             1,326,894,418
                                                      --------------
                                           Principal
                                             Amount
                                           (M=$1,000)
                                           ----------
Corporate Short-Term Notes 2.3%
AIG Funding, Inc.
  4.5%, 12/17/07..........................   6,600M        6,586,800
American Express Corp.
  4.5%, 12/05/07..........................   4,500M        4,497,750
Chevron Oil Finance Co.
  4.45%, 12/03/07.........................   5,000M        4,998,764
Citigroup Global
  4.65%, 01/24/08.........................   1,000M          993,025
Toyota Motor Credit Corp.
  4.48%, 12/10/07.........................   6,000M        5,993,280
Wells Fargo Co.
  4.5%, 12/06/07..........................   4,800M        4,797,000
  4.52%, 12/06/07.........................   3,100M        3,098,054
                                                      --------------
Total Corporate Short-Term Notes
  (Cost $30,964,673)......................                30,964,673
                                                      --------------
U.S. Government Obligations 0.7%
Federal Home Loan Bank 0.7%
Agency Discount Notes:
 4.2%, 12/13/07
 (Cost $9,986,000)........................  10,000M        9,986,000
                                                      --------------
Total Investments 99.8%
 (Cost $820,918,771)+.....................             1,367,845,091
Other Assets in Excess of Liabilities 0.2%                 2,868,194
                                                      --------------
Net Assets 100.0%.........................             1,370,713,285
                                                      ==============

*  Non-income producing

+ Cost for federal income tax purposes is $823,723,160. At November 30, 2007 unrealized appreciation for federal income tax purposes aggregated $544,121,931 of which $549,723,206 related to appreciated securities and $5,601,275 related to depreciated securities.

ADR - American Depository Receipt

Sentinel Conservative Allocation Fund
(Unaudited)

The Fund will continue its strong commitment to its goals of high level of current income and long-term capital appreciation.

The Sentinel Conservative Allocation Fund Class A shares returned 6.77% for the fiscal year ending November 30, 2007. The Fund's performance exceeded the 6.05% return for the Lehman Brothers U.S. Aggregate Bond Index/1/ while lagging the performance of the Standard & Poor's 500 Index/2/, which returned 7.72%. The Fund also compared quite favorably to the 5.28% return for the Morningstar Conservative Allocation Category/3/.

The Fund's asset allocation as of November 30, 2007 was 39% equities (including international equities and Exchange Traded Funds); 51% government bonds, 9% corporate bonds (including high yield bonds), and 1% cash. Throughout the fiscal year, the Fund has meaningfully increased its government bond exposure, using lower-quality credits within the corporate bond component of the Fund as a source of funds, and reducing the cash component.

The Fund's equity holdings were mostly comprised of high quality, cash-generating companies. Dividend income is an important consideration, and the Fund tends to own companies that have a history of above-average rates of dividend growth. The bulk of our equity holdings are large-cap multinational companies with solid growth prospects, strong discretionary cash flows, financial strength and reasonable valuations. We believe there continues to be a compelling risk/reward proposition in larger-capitalization stocks, which lagged mid and small-cap stocks significantly over a five-year period and have just recently begun to outperform.

During the 2007 fiscal year, the bond market provided investors with modest returns, with most of the positive performance coming in the last few months of the period. The Federal Reserve Board abruptly abandoned their inflation bias in an effort to stem the ongoing contraction in the housing market. The Fed lowered the Federal Funds target and sharply reduced the Discount Rate in order to inject liquidity into a troubled financing market. Delinquencies and defaults rose sharply on sub-prime mortgage loans while the bonds they collateralized plunged in value in an unprecedented manner. The Sentinel Conservative Allocation Fund has no exposure, and never had, to sub-prime mortgage bonds. All of the Fund's mortgage-backed securities holdings are U.S. Agency-backed by FHLMC, FNMA, or GNMA.

The Fund will continue its strong commitment to its goals of a high levels of current income and long-term capital appreciation. A sizeable commitment to very high grade fixed-income securities should generate an attractive income stream, and could mitigate overall return volatility in the corporate high yield bond and equity asset classes, potentially reducing overall portfolio risk for the Sentinel Conservative Allocation Fund.

We appreciate your continued support.


/s/ Daniel J. Manion
------------------------------
Daniel J. Manion, CFA
Lead Portfolio Manager,
Domestic equities

/s/ David M. Brownlee
------------------------------
David M. Brownlee, CFA
Portfolio Manager,
Investment-grade bonds

/s/ Daniel E. Gass Jr.
------------------------------
Daniel E. Gass Jr., CFA
Portfolio Manager, High-yield
bonds

/s/ Katherine Schapiro
------------------------------
Katherine Schapiro, CFA
Portfolio Manager,
International equities

1 The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, and includes securities that are of investment-grade quality, have at least one year to maturity, and have an outstanding par value of at least $100 million. An investment cannot be made directly in an index.

2 The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Conservative Allocation Fund
(Continued)


Performance Notes
(Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Sentinel Conservative Allocation Fund Performance From inception through
11/30/07

                           S&P 500   Lehman     Sentinel     Sentinel     Sentinel
                          Composite Brothers  Conservative Conservative Conservative
                            Stock   Aggregate  Allocation   Allocation   Allocation
                            Price     Bond     Fund Class   Fund Class   Fund Class
Date                        Index     Index     B Shares     C Shares     A Shares
----                      --------- --------- ------------ ------------ ------------
3/10/2003................   10000     10000      10000        10000         9497
                            13608     10231      11899        11878        11336
12/31/2004...............   15089     10675      12742        12703        12227
                            15830     10934      12770        12718        12344
12/31/2006...............   18331     11408      13855        13823        13534
11/30/2007...............   19473     12169      14584        14370        14360

Average Annual Total Return As of November 30, 2007

                             Without Sales Charge              With Sales Charge
                       -------------------------------  -------------------------------
             Inception                          Since                            Since
Class Symbol   Date    1 yr  3 yr  5 yr 10 yr Inception 1 yr  3 yr  5 yr 10 yr Inception
----- ------ --------- ----  ----  ---- ----- --------- ----  ----  ---- ----- ---------
  A   SECMX   3/10/03  6.77% 6.08%  --   --     9.14%   1.42% 4.28%  --   --     7.96%
  B   SMKBX   3/10/03  5.99  5.22   --   --     8.29    1.99  4.31   --   --     7.97
  C   SMKCX   3/10/03  5.82  5.19   --   --     8.31    4.82  5.19   --   --     8.31

Note that Fund performance for Class A shares reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class B and C shares reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

The following are total annual operating expense ratios as of November 30, 2007 for Sentinel Conservative Allocation Fund Class A, B & C shares; A - 1.26%, B - 2.04%, C - 2.23%. Expense ratio data is sourced from the annual report dated 11/30/07.

Each Fund, except the U.S. Treasury Money Market Fund, has adopted a redemption fee. For the Conservative Allocation Fund, a fee of 1% will be assessed on the redemption of shares held for 15 calendar days or less.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, and includes securities that are of investment-grade quality, have at least one year to maturity, and have an outstanding par value of at least $100 million. An investment cannot be made directly in an index.

The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting domestic markets and may experience wider price fluctuations.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally increase when interest rates fall and generally decrease when interest rates rise. A fund's investments in mortgage backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

High yield, lower-rated securities are more speculative and more likely to default than investment grade bonds.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

                                          Sentinel Conservative Allocation Fund
                                                                    (Continued)


Portfolio Weightings

Asset Category                                     Percent of Net Assets
--------------                                     ---------------------
U.S. Government Obligations.......................         50.9%
Common Stocks.....................................         38.0%
Bonds.............................................          9.0%
Foreign Stocks....................................          1.3%
Cash and Other....................................          0.8%

Top 10 Equity Holdings*

Description                                        Percent of Net Assets
-----------                                        ---------------------
Deere & Co........................................          1.5%
ExxonMobil Corp...................................          1.3%
ConocoPhillips....................................          1.0%
Waste Management, Inc.............................          0.9%
Bank of America Corp..............................          0.8%
United Technologies Corp..........................          0.8%
General Electric Co...............................          0.8%
JPMorgan Chase & Co...............................          0.8%
AT&T, Inc.........................................          0.8%
Praxair, Inc......................................          0.8%
                                                            ---
   Total of Net Assets*...........................          9.5%
                                                            ---

Top 10 Fixed Income Holdings*

                                                     Maturity Percent of
Description                                   Coupon   Date   Net Assets
-----------                                   ------ -------- ----------
FHR 2902 LZ..................................  5.50% 09/15/31     6.3%
FNMA 886845..................................  5.50% 09/01/36     5.1%
FHR 3350 LY..................................  6.00% 11/15/33     3.7%
FHLMC E02413.................................  6.00% 11/01/22     3.6%
FNR 07-98 AC.................................  6.00% 11/25/35     3.6%
FNMA 938804..................................  6.00% 06/01/37     3.6%
FNMA 888927..................................  6.00% 11/01/22     2.7%
FNR 05-112 NC................................  6.00% 10/25/32     2.7%
FNRG93-20ZQ..................................  7.00% 05/25/23     2.7%
GNMA 628416X.................................  6.00% 03/15/24     2.3%
                                                                 ----
   Total of Net Assets*......................                    36.3%
                                                                 ----

Average Effective Duration (for all Fixed Income Holdings) 3.8 years**

* Top 10 Equity Holdings" and "Top 10 Fixed Income Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

** The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

Investment in Securities
at November 30,2007

                                                   Principal
                                                     Amount     Value
                                                   (M=$1,000)  (Note 2)
                                                   ---------- -----------
U.S. Government Obligations 50.9%
U.S. Government Agency Obligations 50.9%
Federal Home Loan Mortgage Corporation 18.8%
Collateralized Mortgage Obligations:
FHR 3181 BV
  6.5%, 06/15/26..................................   1,000M   $ 1,045,650
FHR 2902 LZ
  5.5%, 09/15/31..................................   3,521M     3,540,883
FHR 3350 LY
  6%, 11/15/33....................................   2,000M     2,047,260
                                                              -----------
                                                                6,633,793
                                                              -----------
Mortgage-Backed Securities:
15-Year:
FHLMC E02413
  6%, 11/01/22....................................   2,000M     2,042,858
                                                              -----------
30-Year:
FHLMC C47315
  6.5%, 08/01/29..................................     804M       834,479
FHLMC A69049
  6%, 11/01/37....................................   1,000M     1,015,372
                                                              -----------
                                                                1,849,851
                                                              -----------
Total Federal Home Loan Mortgage Corporation......             10,526,502
                                                              -----------
Federal National Mortgage Association 27.9%
Collateralized Mortgage Obligations:
FNR G93-20 ZQ
  7%, 05/25/23....................................   1,412M     1,496,796
FNR 06-78 BV
  6.5%, 06/25/23..................................   1,000M     1,045,460
FNR 03-21 NB
  5.5%, 09/25/30..................................   1,000M     1,014,020
FNR 07-83 PB
  6%, 09/25/31....................................   1,000M     1,021,170
FNR 02-82 PD
  6%, 02/25/32....................................   1,104M     1,126,855
FNR 05-112 NC
  6%, 10/25/32....................................   1,500M     1,529,520
FNR 07-98 AC
  6%, 11/25/35....................................   1,994M     2,027,289
                                                              -----------
                                                                9,261,110
                                                              -----------
Mortgage-Backed Securities:
15-Year:..........................................
FNMA 888927
  6%, 11/01/22....................................   1,500M     1,532,812
                                                              -----------
30-Year:
FNMA 886845
  5.5%, 09/01/36..................................   2,840M     2,845,450
FNMA 938804
  6%, 06/01/37....................................   1,989M     2,021,740
                                                              -----------
                                                                4,867,190
                                                              -----------
Total Federal National Mortgage Association.......             15,661,112
Government National Mortgage Corporation 4.2%
Collateralized Mortgage Obligations:
GNR 01-53 PB
  6.5%, 11/20/31..................................   1,000M     1,048,220
                                                              -----------

   The accompanying notes are an integral part of the financial statements.

Sentinel Conservative Allocation Fund
(Continued)


                                                   Principal
                                                     Amount     Value
                                                   (M=$1,000)  (Note 2)
                                                   ---------- -----------
Mortgage-Backed Securities:
30-Year:
GNMA 628416X
  6%, 03/15/24....................................   1,277M   $ 1,314,224
                                                              -----------
Total Government National Mortgage Corporation                  2,362,444
                                                              -----------
Total U.S. Government Obligations
  (Cost $28,196,612)..............................             28,550,058
                                                              -----------
Bonds 9.0%
Basic Industry 0.4%
Freeport-McMoRan Copper & Gold, Inc.
  6.875%, 02/01/14................................     200M       204,000
                                                              -----------
Capital Goods 1.0%
Crown Americas LLC
  7.75%, 11/15/15.................................     250M       256,250
L-3 Communications Corp.
  6.375%, 10/15/15................................     300M       298,500
                                                              -----------
                                                                  554,750
                                                              -----------
Consumer Cyclical 1.1%
Accuride Corp.
  8.5%, 02/01/15..................................     150M       129,750
GMAC LLC
  6.875%, 08/28/12................................     250M       212,738
Warnaco, Inc.
  8.875%, 06/15/13................................     250M       257,500
                                                              -----------
                                                                  599,988
                                                              -----------
Consumer Non-Cyclical 0.3%
Elizabeth Arden, Inc.
  7.75%, 01/15/14.................................     200M       196,500
                                                              -----------
Energy 1.9%
Chesapeake Energy Corp.
  6.375%, 06/15/15................................     100M        96,500
  6.875%, 01/15/16................................     230M       227,125
MarkWest Energy Partners LP
  8.5%, 07/15/16..................................     250M       251,875
PetroHawk Energy Corp.
  9.125%, 07/15/13................................     200M       211,000
Williams Partners LP
  7.25%, 02/01/17.................................     275M       283,250
                                                              -----------
                                                                1,069,750
                                                              -----------
Media 0.4%
Charter Communications Holdings
  10.25%, 09/15/10................................     250M       248,125
                                                              -----------
Services Cyclical 0.7%
Education Management LLC
  8.75%, 06/01/14.................................     100M       100,500
Isle of Capri Casinos, Inc.
  7%, 03/01/14....................................     125M       107,500
Las Vegas Sands Corp.
  6.375%, 02/15/15................................     200M       190,000
                                                              -----------
                                                                  398,000
                                                              -----------
Technology 0.4%
Sungard Data Systems, Inc.
  9.125%, 08/15/13................................     200M       204,500
                                                              -----------
Telecommunications 1.9%
Centennial Communications Corp.
  10.125%, 06/15/13...............................     250M       262,500
Citizens Communications Co.
  6.25%, 01/15/13.................................     275M       267,094
Qwest Capital Funding, Inc.
  7%, 08/03/09....................................     300M       300,750
Rogers Wireless, Inc.
  6.375%, 03/01/14................................     250M       259,482
                                                              -----------
                                                                1,089,826
                                                              -----------
Utilities 0.9%
AES Corp.
  7.75%, 03/01/14.................................     225M       222,188
Orion Power Holdings, Inc.
  12%, 05/01/10...................................     150M       164,250
Tenaska Alabama Partners LP
  7%, 06/30/21 (a)................................      93M        96,617
                                                              -----------
                                                                  483,055
                                                              -----------
Total Bonds
  (Cost $5,090,645)...............................              5,048,494
                                                              -----------

                                                     Shares
                                                   ----------
Common Stocks 38.0%
Consumer Discretionary 1.7%
Citadel Broadcasting Corp.                              427           982
Comcast Corp. *...................................   11,250       227,362
Idearc, Inc.......................................      364         6,887
Target Corp.......................................    3,459       207,748
Toyota Motor Corp. ADR............................    3,000       337,950
Walt Disney Co....................................    5,573       184,745
                                                              -----------
                                                                  965,674
                                                              -----------
Consumer Staples 3.5%
Altria Group, Inc.................................    3,497       271,227
Clorox Co.........................................    2,000       129,760
Coca-Cola Co......................................    4,455       276,656
Colgate-Palmolive Co..............................    2,500       200,200
CVS Caremark Corp.................................    3,146       126,123
General Mills, Inc................................    2,811       169,082
Kimberly-Clark Corp...............................    4,544       317,217
Kraft Foods, Inc..................................    2,420        83,611
Procter & Gamble Co...............................    2,772       205,128
Wal-Mart Stores, Inc..............................    3,928       188,151
                                                              -----------
                                                                1,967,155
                                                              -----------
Energy 5.1%
BP PLC ADR........................................    3,991       290,305
ConocoPhillips....................................    7,088       567,323
ExxonMobil Corp...................................    8,245       735,124
Hess Corp.........................................    1,426       101,560
Occidental Petroleum Corp.                            3,162       220,613
Patterson-UTI Energy, Inc.........................   10,000       188,500
Schlumberger Ltd..................................    1,600       149,520
Transocean, Inc...................................    2,140       293,890
Weatherford Int'l., Ltd. *........................    5,000       313,100
                                                              -----------
                                                                2,859,935
                                                              -----------
Financials 5.9%
Allstate Corp.....................................    1,818        92,936
American Int'l. Group, Inc........................    6,165       358,372
Bank of America Corp..............................   10,088       465,359
Citigroup, Inc....................................   10,047       334,565
Franklin Resources, Inc...........................    1,800       221,724
JPMorgan Chase & Co...............................    9,640       439,777
Merrill Lynch & Co., Inc..........................    3,005       180,120
Moody's Corp......................................    4,700       177,002
PNC Financial Services Group, Inc.                    5,006       366,489
Travelers Cos., Inc...............................    7,409       393,492
Wells Fargo & Co..................................    8,032       260,478
                                                              -----------
                                                                3,290,314
                                                              -----------
Health Care 5.1%
Abbott Laboratories...............................    5,000       287,550
Baxter Int'l., Inc................................    2,588       154,944
Bristol-Myers Squibb Co...........................    5,500       162,965
Covidien Ltd......................................    1,350        54,148
Eli Lilly & Co....................................    5,200       275,340
GlaxoSmithKline PLC ADR                               5,200       273,936
Johnson & Johnson.................................    2,406       162,982
Medtronic, Inc....................................    5,245       266,708
Merck & Co., Inc..................................    4,778       283,622
Novartis AG ADR...................................    2,400       135,648
Pfizer, Inc.......................................   16,027       380,802
Quest Diagnostics, Inc............................    3,000       165,180
UnitedHealth Group, Inc...........................    3,000       165,000
Wyeth.............................................    1,868        91,719
                                                              -----------
                                                                2,860,544
                                                              -----------
Industrials 6.7%
Canadian National Railway Co.                         7,000       343,280

                                          Sentinel Conservative Allocation Fund
                                                                    (Continued)



                                                                 Value
                                                        Shares  (Note 2)
                                                        ------ -----------
Deere & Co.............................................  5,000 $   859,000
General Electric Co.................................... 11,713     448,491
Honeywell Int'l., Inc..................................  7,300     413,326
Lockheed Martin Corp...................................  2,861     316,627
Rockwell Automation, Inc...............................  5,000     339,450
Tyco Int'l. Ltd........................................  1,350      54,175
United Technologies Corp...............................  6,000     448,620
Waste Management, Inc.................................. 15,000     514,800
                                                               -----------
                                                                 3,737,769
                                                               -----------
Information Technology 3.9%
Altera Corp............................................  4,994      93,787
Ansys, Inc. *..........................................  8,000     310,880
Canon, Inc. ADR........................................  6,000     315,720
Fiserv, Inc. *.........................................  4,600     236,118
Intel Corp.............................................  4,600     119,968
Microchip Technology, Inc.                               8,500     244,715
Microsoft Corp.........................................  8,671     291,346
Motorola, Inc..........................................  3,753      59,935
Seagate Technology.....................................  8,500     219,215
Texas Instruments, Inc.................................  7,000     220,990
Tyco Electronics Ltd...................................  1,350      50,477
                                                               -----------
                                                                 2,163,151
                                                               -----------
Materials 2.7%
Dow Chemical Co........................................  2,354      98,727
EI Du Pont de Nemours & Co.............................  7,000     323,050
Packaging Corp of America.............................. 12,500     353,625
Praxair, Inc...........................................  5,000     426,900
Weyerhaeuser Co........................................  4,308     315,259
                                                               -----------
                                                                 1,517,561
                                                               -----------
Telecommunication Services 1.8%
AT&T, Inc.............................................. 11,346     433,531
Chunghwa Telecom Co. Ltd. ADR                              103       2,061
Sprint Nextel Corp..................................... 16,091     249,732
Verizon Communications, Inc.                             7,297     315,303
                                                               -----------
                                                                 1,000,627
                                                               -----------
Utilities 1.6%
DPL Inc................................................  5,500     166,540
Energy East Corp.......................................  3,437      94,999
Entergy Corp...........................................  1,734     207,282
FPL Group Inc..........................................  3,411     237,951
Mirant Corp. *.........................................  5,464     210,856
                                                               -----------
                                                                   917,628
                                                               -----------
Total Common Stocks
  (Cost $ 17,000,285)..................................         21,280,358
                                                               -----------
Foreign Stocks 1.3%
Germany 0.6%
Puma AG Rudolf Dassler Sport                               800     322,914
                                                               -----------
Switzerland 0.4%
Nestle SA..............................................    500     240,403
                                                               -----------
United Kingdom 0.3%
Diageo PLC.............................................  7,500     169,261
                                                               -----------
Total Foreign Stocks
  (Cost $ 578,395).....................................            732,578
                                                               -----------
Total Investments 99.2%
  (Cost $50,865,937)+..................................         55,611,488
Other Assets in Excess of Liabilities 0.8%                         463,316
                                                               -----------
Net Assets 100.0%......................................        $56,074,804
                                                               ===========

*   Non-income producing

+ Cost for federal income tax purposes is $50,883,492. At November 30, 2007 unrealized appreciation for federal income tax purposes aggregated $4,727,996 of which $5,441,945 related to appreciated securities and $713,949 related to depreciated securities.

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At November 30, 2007, the market value of Rule 144A securities amounted to $96,617 or 0.17% of net assets.

ADR - American Depository Receipt

Sentinel Georgia Municipal Bond Fund
(Unaudited)

A particular focus of the Fund, credit quality has always mattered. Never has that been more important than now with the strain on bond insurers, like MBIA and AMBAC, coming under pressure due to their involvement in providing insurance coverage for structured mortgage products.

The Sentinel Georgia Municipal Bond Fund Class A shares returned 2.22% for the fiscal year ending November 30, 2007. The Lehman Municipal 10 Year Bond Index/1/ produced a return of 3.51% for the same twelve month period.

The Fund is a high quality portfolio of Georgia bonds; utilizing a strategy that focuses on securities issued by fundamentally sound municipalities and those with credit enhancements from broader taxing authorities should unforeseen events unfold. Most of the Fund's return has come from the last four months of the fiscal year as the flat performance for municipals during the first part of the year was exacerbated by the negative return of the next few months. In a rare exhibit of things that can happen, Georgia bonds, during April through June, underperformed bonds from many other states due to the state's supply of bonds being much greater than most other states during that time period. Beginning in July, municipal bonds all along the curve began to rally alongside their taxable counterparts. Interestingly, for the full fiscal year, municipal bonds shorter than eight years to maturity rallied while those longer than eight years depreciated. The flight to quality produced lower rates on the shorter end of the maturity spectrum while the fear of inflation pushed rates higher on the long end.

The flight to quality had the largest impact on the change in yields during the most recent few months. Three to eight year municipals rallied the strongest since June 30, with yields dropping 40 to 50 basis points throughout this region of the curve. During this time, over 37% of the Fund was invested in maturities between three and seven years, which performed well. In late August, the Fund was extended slightly in duration from 6.4 to 6.5 years, which had the benefit of capturing the performance from the rally led by the longer end of the curve during those last two months.

A particular focus of the Fund, credit quality has always mattered. Never has that been more important than now with the strain on bond insurers, like MBIA and AMBAC, coming under pressure due to their involvement in providing insurance coverage for structured mortgage products. While this problem is incidental to the municipal market at present, the reliance of a bond's rating upon the insurance has presented additional risk for these lower quality bonds should the rating of the major insurers drop from AAA to AA. The Fund does have bonds with insurance but our strategy has been to buy bonds with strong underlying characteristics; as if there was no insurance at all.

As the fiscal year ended November 30, municipal bonds presented themselves as a value relative to U.S. Treasuries. Most municipals are capturing 85% of Treasuries yields and yet, unlike Treasuries, are exempt from Federal taxation. This value, coupled with the high quality standards of the Sentinel Georgia Municipal Bond Fund, gives investors a reliable vehicle for their conservative investment dollars.

In closing, while the financial markets have been volatile this year, it has been comforting to see our financial system, with all of its branches and capillaries, proceed to digest the disruption caused by the residential market meltdown. The investment team for the Sentinel Georgia Municipal Bond Fund will continue to do its part as well to monitor and protect your investments at all times.


/s/ Megan L. Busby
--------------------------
Megan L. Busby CFA, CFP
Vice President and Senior
Portfolio Manager


/s/ Gregory E. Paulette
--------------------------
Gregory E. Paulette CFA
Chief Investment
Strategist


/s/ Gary E. Fullman
--------------------------
Gary E. Fullman CFA
Chief Investment Officer

1 The Lehman Brothers 10 Year Municipal Bond Index is an index based on municipal bonds having an approximate maturity of 10 years. The index is comprised of State General Obligation debt (35%), Revenue debt (50%), and Prerefunded debt (15%). This index represents asset types which are subject to risk, including loss of principal. An investment cannot be made directly in an index.

                                           Sentinel Georgia Municipal Bond Fund
                                                                    (Continued)


Performance Notes
(Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Sentinel Georgia Municipal Bond Fund Performance -- Class A shares 10 Years ended 11/30/07

                                         Sentinel
                                Lehman    Georgia
                                10 Year  Municipal
                               Municipal   Bond
                                 Bond      Fund
                                 Index    Class A
Date                            (8-12)    Shares
----                           --------- ---------
11/30/1997....................   10000      9602
                                 10158      9677
12/31/1998....................   10844     10106
                                 10709      9958
12/31/2000....................   11862     10729
                                 12409     11061
12/31/2002....................   13672     12062
                                 14451     12553
12/31/2004....................   15050     12795
                                 15463     12892
12/31/2006....................   16191     13222
11/30/2007....................   16839     13574

Sentinel Georgia Municipal Bond Fund Performance -- Class I shares 10 Years ended 11/30/07

                                          Sentinel
                               Lehman 10   Georgia
                                  Year    Municipal
                               Municipal  Bond Fund
                               Bond Index  Class I
Date                             (8-12)    Shares
----                           ---------- ----------
11/30/1997.................... 1000000.00 1000000.00
                               1015800.00 1007900.00
12/31/1998.................... 1084400.00 1055700.00
                               1070900.00 1043100.00
12/31/2000.................... 1186200.00 1126300.00
                               1240900.00 1171600.00
12/31/2002.................... 1367200.00 1281000.00
                               1445100.00 1335400.00
12/31/2004.................... 1505000.00 1365800.00
                               1546300.00 1379600.00
12/31/2006.................... 1619100.00 1418400.00
11/30/2007.................... 1683900.00 1467400.00

Average Annual Total Return As of November 30, 2007

                             Without Sales Charge                With Sales Charge
                       --------------------------------  ---------------------------------
             Inception                           Since                              Since
Class Symbol   Date     1yr   3yr   5yr  10 yr Inception  1yr    3yr   5yr  10 yr Inception
----- ------ --------- ----  ----  ----  ----- --------- -----  ----  ----  ----- ---------
A     SYGAX   6/30/92  2.22% 2.29% 2.85% 3.52%   3.10%   -1.85% 0.90% 2.02% 3.10%   3.52%
I     SYGIX   6/30/92  3.03  2.73  3.23  3.91     4.1       --    --    --    --      --

Note that Fund performance for Class A shares reflects the maximum 4% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge.

Note that fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The Fund is a successor to the Synovus Georgia Municipal Bond Fund, which was a successor to a similarly managed collective investment fund, which commenced operations in 1992. Performance for the Class A shares (a) from December 21, 2001 to May 4, 2007 is based on the Synovus Georgia Municipal Bond Fund's Class A shares and (b) from October 21, 2001 to December 21, 2001 is based on the Synovus Georgia Municipal Bond Fund's Institutional Class shares, both adjusted for the current maximum sales load. Performance for the Class I shares from October 21, 2001 to May 4, 2007 is based on the Synovus Mid Cap Value Fund's Institutional Class shares. Performance prior to October 12, 2001 is based on the performance of the collective investment fund, adjusted for higher expenses and, with respect to Class A shares, the current maximum sales load.

The following is total annual operating expense ratio for Sentinel Georgia Municipal Bond Fund Class A and I shares; A--1.60%, I--0.61%. Expense ratio data is sourced from the annual report dated 11/30/07.

Each Fund, except the U.S. Treasury Money Market Fund, has adopted a redemption fee. For the Georgia Municipal Bond Fund, a fee of 1% will be assessed on the redemption of shares held for 15 calendar days or less.

The Lehman Brothers 10 Year Municipal Bond Index is an index based on municipal bonds having an approximate maturity of 10 years. The index is comprised of State General Obligation debt (35%), Revenue debt (50%), and Prerefunded debt (15%). This index represents asset types which are subject to risk, including loss of principal. An investment cannot be made directly in an index.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally increase when interest rates fall and generally decrease when interest rates rise. Income may be subject to state and local taxes (in states other than Georgia) and to the alternative minimum tax. Capital gains, if any, will be subject to capital gains taxes.

The Fund is non-diversified and will hold fewer securities than a diversified portfolio. The Fund may be more affected by the performance of a particular stock, either positively or negatively, than a more broadly diversified fund.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Georgia Municipal Bond Fund
(Continued)


Top 10 Holdings*

                                                            Maturity Percent of
Description                                          Coupon   Date   Net Assets
-----------                                          ------ -------- ----------
State of Georgia....................................  6.25% 08/01/13     7.0%
State of Georgia....................................  5.25% 10/01/15     5.1%
Clayton County Water & Sewer Authority..............  5.25% 05/01/15     5.0%
Cherokee County, GA.................................  5.25% 08/01/16     3.9%
Henry County Wat. & Sewerage Authority.............. 5.125% 02/01/19     3.4%
Chatham County School District......................  5.25% 08/01/14     3.4%
De Kalb County, GA..................................  5.00% 12/01/15     3.3%
County of Forsyth, GA...............................  5.25% 03/01/13     3.3%
Georgia State Road & Tollway Authority..............  5.00% 06/01/18     3.3%
Jackson County School District, GA..................  5.00% 03/01/16     3.3%
                                                                        ----
   Total of Net Assets..............................                    41.0%
                                                                        ----

* "Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings below.

Investment in Securities
at November 30,2007

                                                         Principal
                                                          Amount      Value
                                                        (M=$ 1,000)  (Note 2)
                                                        ----------- -----------
Bonds 99.0%
Georgia 99.0%
Berrien County School District
  5%, 04/01/18.........................................      605M   $   667,025
Bulloch County Development Authority
  5%, 08/01/16.........................................      500M       528,415
Chatham County School District
  5.25%, 08/01/14......................................    1,000M     1,108,060
Cherokee County, GA
  5.25%, 08/01/16......................................    1,200M     1,293,144
City of Atlanta, GA
  5%, 11/01/38.........................................      500M       515,575
Clayton County Water & Sewer Authority
  5.25%, 05/01/15......................................    1,500M     1,648,395
Cobb County & Marietta Water Authority
  5.125%, 11/01/19.....................................    1,000M     1,078,660
Cobb County Hospital Authority
  5.25%, 04/01/15......................................      700M       767,417
Cobb County, GA
  5%, 01/01/13.........................................    1,000M     1,077,320
Cobb-Marietta Coliseum & Exhibit Hall Authority, GA
  5%, 01/01/15.........................................    1,000M     1,082,530
Columbus Building Authority
  5.25%, 01/01/17......................................      705M       769,204
Columbus, GA
  5%, 05/01/31.........................................      500M       522,655
County of Forsyth, GA
  5.25%, 03/01/13......................................    1,000M     1,089,540
County of Gilmer, GA
  5%, 04/01/20.........................................    1,000M     1,080,360
De Kalb County, GA
  5%, 10/01/12.........................................    1,000M     1,074,710
De Kalb County, GA
  5%, 12/01/15.........................................    1,000M     1,103,750
Douglasville-Douglas County Water & Sewer Authority, GA
  5%, 06/01/27.........................................      500M       520,705
Forsyth County School District
  5%, 02/01/24.........................................    1,000M     1,050,840
  5.125%, 07/01/15.....................................      500M       534,835
Fulton County Development Authority
  5%, 09/01/12.........................................      250M       253,408
Fulton Dekalb Hospital Authority
  5%, 01/01/13.........................................    1,000M     1,073,460
Georgia State Road & Tollway Authority
  5%, 06/01/18.........................................    1,000M     1,084,860
Henry County Water & Sewerage Authority
  5.125%, 02/01/19.....................................    1,045M     1,123,887
Jackson County School District, GA
  5%, 03/01/16.........................................    1,000M     1,084,480
  5%, 03/01/21.........................................      500M       529,835
Jackson County Water & Sewer Authority
  5.25%, 09/01/20......................................      500M       559,220
Newton County School District, GA
  5%, 02/01/15.........................................    1,000M     1,072,150
Paulding County, GA
  5%, 02/01/21.........................................    1,000M     1,072,810
Private Colleges & Universities Authority
  4.75%, 10/01/11......................................      300M       306,054
  5%, 09/01/13.........................................      500M       540,555
Roswell, GA
  5.5%, 02/01/12.......................................      770M       796,611
State of Georgia
  5%, 07/01/14.........................................      530M       558,466
  5%, 05/01/19.........................................    1,000M     1,069,140
  5.25%, 10/01/15......................................    1,500M     1,679,280
  6.25%, 08/01/13......................................    2,000M     2,297,580
                                                                    -----------
                                                                     32,614,936
                                                                    -----------

                                                          Shares
                                                        -----------
Institutional Funds 0.3%
Blackrock Provident Institutional Funds Municipal
  Money Market Fund (Cost $100,000)....................   100,000       100,000
                                                                    -----------
Total Investments 99.3% (Cost $32,252,207)+............              32,714,936
Other Assets in Excess of Liabilities 0.7%.............                 243,987
                                                                    -----------
Net Assets 100.0%......................................             $32,958,923
                                                                    ===========

+ Cost for federal income tax purposes is $32,252,207. At November 30, 2007 unrealized appreciation for federal income tax purposes aggregated $462,729 of which $511,324 related to appreciated securities and $48,595 related to depreciated securities.

   The accompanying notes are an integral part of the financial statements.

Sentinel Government Securities Fund
(Unaudited)

We are adamantly committed to the Fund's goals of high current income while seeking to control risk through all market environments.

For the fiscal year ending November 30, 2007, the Sentinel Government Securities Fund Class A shares returned 6.36%. By comparison, the Lehman Brothers U.S. Government Bond Index/1/ returned 7.67% and the Lehman Brothers Fixed Rate Agency Mortgage Backed Securities Index/2/ returned 6.71%. The Fund's peer group, the Morningstar Intermediate Government Category/3 /returned 5.49%.

During the fiscal year, the bond market provided investors with modest returns, with most of the positive performance coming in the last few months of the period. The Federal Reserve Board abruptly abandoned their inflation bias in an effort to stem the ongoing contraction in the housing market. The Fed lowered the Federal Funds target to 4.50% and sharply reduced the Discount Rate to 5.0% in order to inject liquidity into a troubled financing market. Delinquencies and defaults rose sharply on sub-prime mortgage loans while the bonds they collateralized plunged in value in an unprecedented manner. The Sentinel Government Securities Fund has no exposure, and never had, to sub-prime mortgage bonds. All of the Fund's mortgage-backed securities holdings are U.S. Agency-backed by FHLMC, FNMA, or GNMA.

Interest rates fell during the period as the Federal Reserve cut rates. The U.S. Treasury 2-Year Note, the U.S. Treasury security most sensitive to changes in Federal Reserve policy, fell 161 basis points to 3.00%, while the U.S. Treasury 10-year Note declined 52 basis points to 3.94%. The 30-year U.S. Treasury bond closed the period at 4.38% down 18 basis points. As measured by the 2-year U.S. Treasury note to 30-year bond yield differential, the U.S. Treasury yield curve steepened 143 basis points over the twelve-month period, beginning the period with a slight inversion. Short and intermediate securities generally outperformed those of longer duration given the interest rate move.

As of November 30, 2007, the Sentinel Government Securities Fund's effective duration stood at 3.5 years, up from 2.9 years at the close of the previous fiscal year. Exposure to the MBS sector was 93% of assets with approximately 74% in collateralized mortgage obligations (CMOs), 19% in mortgage pass-through pools, and 7% in U.S. Treasury securities. The Fund emphasized yield in this interest rate environment and we intend to maintain high exposure to the Agency-backed MBS sector. The Fund's active duration management and yield emphasis via the MBS sector allowed it to outperform its peer group for the 12-month period.

In summary, it was a year in which bonds returned slightly better than their initial starting yield levels. We are adamantly committed to the Fund's goals of high current income while seeking to control risk through all market environments, and we appreciate your continued support.


/s/ David M. Brownlee
--------------------------
David M. Brownlee, CFA
Portfolio Manager

1 The Lehman Brothers U.S. Government Bond Index is an unmanaged index comprising U.S. government and government agency securities with maturities of one year or longer. An investment cannot be made directly in an index.

2 The Lehman Brothers Fixed Rate MBS Index is an unmanaged index comprising all fixed-rated securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). An investment cannot be made directly in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Government Securities Fund
(Continued)


Performance Notes
(Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Sentinel Government Securities Fund Performance -- Class A shares and Class C shares 10 Years ended 11/30/07

                                Lehman
                               Brothers
                                Fixed    Lehman   Sentinel   Sentinel
                                 Rate   Brothers Government Government
                                Agency   Govt.   Securities Securities
                                 MBS      Bond   Fund Class Fund Class
Date                            Index    Index    C Shares   A Shares
----                           -------- -------- ---------- ----------
11/30/1997....................  10000    10000     10000       9600
                                10091    10105     10103       9707
12/31/1998....................  10793    11100     10924      10591
                                10994    10852     10442      10225
12/31/2000....................  12221    12289     11634      11511
                                13225    13178     12315      12310
12/31/2002....................  14382    14693     13478      13611
                                14823    15039     13740      14007
12/31/2004....................  15521    15562     14255      14664
                                15926    15974     14453      14997
12/31/2006....................  16758    16530     14883      15634
11/30/2007....................  17864    17921     15639      16676

Sentinel Government Securities Fund Performance -- Class I shares 10 Years ended 11/30/07

                                 Lehman                Sentinel
                                Brothers    Lehman    Government
                               Fixed Rate  Brothers   Securities
                               Agency MBS Govt. Bond Fund Class I
Date                             Index      Index       Shares
----                           ---------- ---------- ------------
11/30/1997.................... 1000000.00 1000000.00  1000000.00
                               1009100.00 1010500.00  1011100.00
12/31/1998.................... 1079300.00 1110000.00  1103200.00
                               1099400.00 1085200.00  1065100.00
12/31/2000.................... 1222100.00 1228900.00  1199000.00
                               1322500.00 1317800.00  1282200.00
12/31/2002.................... 1438200.00 1469300.00  1417800.00
                               1482300.00 1503900.00  1459000.00
12/31/2004.................... 1552100.00 1556200.00  1527400.00
                               1592600.00 1597400.00  1562100.00
12/31/2006.................... 1675800.00 1653000.00  1628500.00
11/30/2007.................... 1786400.00 1792100.00  1739600.00

Average Annual Total Return As of November 30, 2007

                             Without Sales Charge                With Sales Charge
             Inception                           Since                             Since
Class Symbol   Date     1yr   3yr   5yr  10 yr Inception  1yr   3yr   5yr  10 yr Inception
----- ------ --------- ----  ----  ----  ----- --------- ----  ----  ----  ----- ---------
  A   SEGSX   9/2/86   6.36% 4.60% 4.69% 5.68%   6.75%   2.07% 3.20% 3.84% 5.25%   6.55%
  C   SCGGX   6/1/06   4.56  3.33  3.54  4.57    5.65    3.56  3.33  3.54  4.57    5.65
  I   SIBWX   5/4/07   6.52  4.65  4.72  5.69    6.76      --    --    --    --      --

Note that Fund performance for Class A shares reflects the maximum 4% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class C shares reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus. Performance of the Class I shares prior to May 4, 2007 is based on the adjusted performance of the Fund's Class A shares.

The following are total annual operating expense ratios as of November 30, 2007 for Sentinel Government Securities Fund Class A, C & I shares; A - 0.98%, C - 2.35%, I - 0.63%. Expense ratio data is sourced from the annual report dated 11/30/2007.

Each Fund, except the U.S. Treasury Money Market Fund, has adopted a redemption fee. For the Government Securities Fund, a fee of 1% will be assessed on the redemption of shares held for 15 calendar days or less.

The Lehman Brothers U.S. Government Bond Index is an unmanaged index comprising U.S. government and government agency securities with maturities of one year or longer. An investment cannot be made directly in an index.

The Lehman Brothers Fixed Rate MBS Index is an unmanaged index comprising all fixed-rated securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). An investment cannot be made directly in an index.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally increase when interest rates fall and generally decrease when interest rates rise. A fund's investments in mortgage backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

                                            Sentinel Government Securities Fund
                                                                    (Continued)


Average Effective Duration

                                                        Percent of
Duration                                           Fixed Income Holdings
--------                                           ---------------------
Less than 1 yr....................................          0.9%
1 yr. to 2.99 yrs.................................         48.1%
3 yrs. to 3.99 yrs................................         25.1%
4 yrs. to 5.99 yrs................................         15.1%
6 yrs. to 7.99 yrs................................         10.8%

Average Effective Duration (for all Fixed Income Holdings) 3.5 years**

Top 10 Holdings*

                                                          Maturity Percent of
Description                                        Coupon   Date   Net Assets
-----------                                        ------ -------- ----------
FNMA 888926.......................................  6.00% 11/01/22     6.4%
FHR2902LZ.........................................  5.50% 09/15/31     5.4%
FNR 07-98 AC......................................  6.00% 11/25/35     5.4%
FNR 07-5 PB.......................................  6.00% 07/25/33     5.0%
FNR 07-77 JB......................................  6.00% 11/25/31     4.3%
FHR1663 ZB........................................  6.75% 01/15/24     4.1%
FNR 02-82 PD......................................  6.00% 02/25/32     3.9%
FNR 07-88 AE......................................  6.00% 09/25/37     3.9%
FNRG93-39ZQ.......................................  6.50% 12/25/23     3.8%
FNR 05-112 NC.....................................  6.00% 10/25/32     3.7%
   Total of Net Assets............................                    45.9%

* "Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings below,

** The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

Investment in Securities
at November 30,2007

                                              Principal
                                               Amount       Value
                                             (M=$ 1,000)   (Note 2)
                                             ----------- ------------
U.S. Government Obligations 98.6%
U.S. Government Agency Obligations 91.4%
Federal Home Loan Mortgage
 Corporation 24.8%..........................
Collateralized Mortgage Obligations:
FHR 3199 VH
 6.35%, 05/15/23............................    9,121M   $  9,585,897
FHR 1663 ZB
 6.75%, 01/15/24............................   14,384M     15,026,610
FHR 3181 BV
 6.5%, 06/15/26.............................    4,000M      4,182,600
FHR 2902 LZ
 5.5%, 09/15/31.............................   19,657M     19,769,929
FHR 2572 PG
 5.5%, 11/15/31.............................   11,000M     11,033,550
FHR 3220 PC
 6%, 11/15/32...............................   11,037M     11,273,413
FHR 3350 LY
 6%, 11/15/33...............................   12,000M     12,283,560
                                                         ------------
                                                           83,155,559
                                                         ------------
Mortgage-Backed Securities:
15-Year:
FHLMC E02413
 6%, 11/01/22...............................    7,500M      7,660,716
                                                         ------------
30-Year:
FHLMC 252153
 11%, 11/01/09..............................       406            433
FHLMC 170141
 11%, 09/01/15..............................        2M          2,065
FHLMC 170147
 11%, 11/01/15..............................        2M          2,294
FHLMC 360017
 11%, 11/01/17..............................        1M          1,223
FHLMC 544457
 11%, 12/01/17..............................        3M          3,442
                                                         ------------
                                                                9,457
                                                         ------------
Total Federal Home Loan Mortgage Corporation               90,825,732
                                                         ------------
Federal National Mortgage Association 65.9%
Collateralized Mortgage Obligations:
FNR 06-63 VH
 6.5%, 03/25/23.............................   10,283M     10,760,892
FNR 06-78 BV
 6.5%, 06/25/23.............................    5,714M      5,973,759
FNR G93-39ZQ
 6.5%, 12/25/23.............................   13,393M     13,801,418
FNR 06-66 NV
 6.5%, 02/25/24.............................   11,000M     11,477,840
FNR 06-88 BV
 6.5%, 11/25/25.............................   10,000M     10,506,400
FNR 03-21 NB
 5.5%, 09/25/30.............................   13,000M     13,182,260
FNR 07-83 PB
 6%, 09/25/31...............................   10,000M     10,211,700
FNR 07-77 JB
 6%, 11/25/31...............................   15,302M     15,599,165
FNR 02-82 PD
 6%, 02/25/32...............................   14,135M     14,423,743
FNR 05-112 NC
 6%, 10/25/32...............................   13,394M     13,657,820
FNR 07-5 PB
 6%, 07/25/33...............................   18,000M     18,347,760
FNR 07-98 AC
 6%, 11/25/35...............................   19,442M     19,766,065
FNR 06-84 PW
 6.5%, 09/25/36.............................   12,315M     12,929,395
FNR 07-88 AE
 6%, 09/25/37...............................   14,000M     14,139,580
                                                         ------------
                                                          184,777,797
                                                         ------------
Mortgage-Backed Securities:
10-Year:
FNMA 556247
 7%, 10/01/10...............................       69M         70,824
                                                         ------------

Sentinel Government Securities Fund
(Continued)


                                            Principal
                                              Amount      Value
                                            (M=$1,000)   (Note 2)
                                            ---------- ------------
15-Year:
FNMA 346879
 7%, 05/01/11..............................      34M   $     35,584
FNMA 888926
 6%, 11/01/22..............................  23,000M     23,503,125
                                                       ------------
                                                         23,538,709
                                                       ------------
20-Year:
FNMA 252206
 6%, 01/01/19..............................      46M         47,506
FNMA 573745
 6.5%, 08/01/20............................     101M        105,204
FNMA 955539
 6%, 10/01/22..............................  10,364M     10,599,367
FNMA 758564
 6%, 09/01/24..............................     824M        842,527
                                                       ------------
                                                         11,594,604
                                                       ------------
25-Year:
FNMA 251808
10%, 04/01/18..............................      19M         21,404
                                                       ------------
 30-Year:..................................
FNMA 002109
 9.25%, 10/01/09...........................       8M          8,116
FNMA 426830
 8%, 11/01/24..............................      28M         29,957
FNMA 738887
 5.5%, 10/01/33............................   1,031M      1,035,474
FNMA 748895
 6%, 12/01/33..............................     888M        903,057
FNMA 938804
 6%, 06/01/37..............................   6,490M      6,597,584
FNMA 940826
 6%, 07/01/37..............................  12,647M     12,857,277
                                                       ------------
                                                         21,431,465
                                                       ------------
Total Federal National Mortgage Association             241,434,803
                                                       ------------
Government National Mortgage
 Corporation 0.7%..........................
Mortgage-Backed Securities:
15-Year:
GNMAII3197
 7%, 02/20/17..............................      34M         35,266
                                                       ------------
20-Year:
GNMA 623177
 6.5%, 08/15/23............................     308M        319,997
                                                       ------------
25-Year:
GNMA 608728
 6.5%, 11/15/25............................     669M        695,762
                                                       ------------
30-Year:
GNMA 506805
 6.5%, 06/15/29............................     318M        331,163
GNMA 606242................................
 6%, 04/15/34..............................   1,181M      1,212,204
                                                       ------------
                                                          1,543,367
                                                       ------------
Total Government National
 Mortgage Corporation......................               2,594,392
                                                       ------------
Total U.S. Government
 Agency Obligations........................             334,854,927
                                                       ------------
U.S. Treasury Obligations..................      7.2%
 5%, 08/15/11..............................   4,000M      4,248,720
 4.5%, 04/30/12............................  12,000M     12,543,720
 4.375%, 08/15/12..........................   5,000M      5,223,050
 4.75%, 05/15/14...........................   4,000M      4,256,240
                                                       ------------
                                                         26,271,730
                                                       ------------
Total U.S. Government Obligations
 (Cost $355,624,477).......................             361,126,657
                                                       ------------
Corporate Short-Term Notes 4.9%
General Electric Capital
 4.45%, 12/03/07...........................  14,000M     13,996,539
Prudential Funding
 4.4%, 12/03/07............................   4,075M      4,074,004
                                                       ------------
Total Corporate Short-Term Notes
 (Cost $18,070,543)........................              18,070,543
                                                       ------------
Total Investments 103.5%
 (Cost $373,695,020)+......................             379,197,200
Excess of Liabilities Over Other
 Assets (3.5)%.............................             (12,992,913)
                                                       ------------
Net Assets 100.0%                                      $366,204,287
                                                       ============

+ Cost for federal income tax purposes is $379,197,524. At November 30, 2007 unrealized depreciation for federal income tax purposes aggregated $324 of which $180,872 related to appreciated securities and $181,196 related to depreciated securities.

Sentinel Growth Leaders Fund
(Unaudited)

The Sentinel Growth Leaders Fund Class A shares appreciated 19.14% in the fiscal year ended November 30, 2007. This comfortably exceeded gains of 12.60% for the Russell 1000 Growth Index/1/, 7.72% for the S&P 500 Index/2 /and 13.62% for Morningstar Large Growth/3/ category.

The fiscal year was one of solid economic growth domestically and especially internationally. Job creation and capital spending on infrastructure were strong worldwide. The standard of living continued to rise in emerging markets, and emerging markets now account for 30% of global GDP. Financial markets were buoyant in the first half of the fiscal year but credit availability tightened severely in the second half as risk was repriced upward in response to credit concerns over the subprime and structured credit markets and as banks endeavored to rebuild capital to offset large writedowns. The Federal Reserve lowered both the discount and Fed funds' rates and injected liquidity into the financial markets as did other central banks to avert further financial deterioration.

Sectors that did especially well in the first half of the fiscal year were industrials, materials, consumer discretionary, financials and information technology. Stocks that contributed the greatest gains were Precision Castparts, Freeport-McMoran Copper & Gold, Jacobs Engineering, Allegheny Technologies and Kansas City Southern.

Sectors that contributed strongly in the second half of the fiscal year were industrials, materials, and healthcare. Stocks that contributed the greatest gains for the Fund were Jacobs Engineering, Kyphon, Ansys, Freeport-McMoran Copper & Gold, and Praxair.

Sectors that contributed most to the Fund's performance over the full fiscal year were industrials, materials, consumer discretionary, healthcare and information technology. Stocks that contributed the greatest gains were Jacobs Engineering, Precision Castparts, Freeport-McMoran Copper & Gold, Ansys and Kyphon.

Looking forward, we expect the U.S. economy to grow 0-1.5% in the first half of the fiscal year as the result of a weak housing market and tighter credit. We do not expect the housing market to recover until 2009 as the result of higher mortgage rates and increasing volume of pricing resets on subprime mortgages over the next several quarters. We estimate international growth at 3-4% given less penetrated markets and capital flows. Emerging markets are increasingly driven by domestic demand as well as by exports. The Growth Leaders Fund is tilted towards companies with large and growing international exposure and is positioned to participate in faster international growth.

Lowering the Fed funds' interest rate has triggered a decline in the U.S. dollar relative to other currencies and will make imported goods more expensive in the future. The weaker dollar will also make exports more attractive. We view equities as an inflation hedge to a weaker currency. We also view investment in basic materials, precious metals and companies with international exposure to provide some counterbalance to a weak dollar.

We expect the Fund's exposure to domestic consumer stocks to continue to be muted given higher oil, food and financing costs and a soft housing market. An expanding middle class in countries around the world, however, should drive long-term global demand for improved housing, transportation, healthcare and consumer goods.

Capital spending on industrial construction is expected to continue to be a driving force for sustained economic growth. Improving infrastructure, enhancing productivity with new equipment and software, and making buildings more energy-efficient should drive capital spending in the United States and other developed countries. Urbanization of populations moving from farm to city to work in new industrial plants should drive capital spending in emerging markets. Investment in power generation, water supply, roads, bridges, transportation and communications is expected to increase for years to come. The demand for basic materials and energy should continue at higher levels as infrastructure and standards of living continue to expand worldwide. The exploration for and development of energy, metal and other basic material sources should continue to be strong.

We plan to continue to look for engineering and infrastructure-related companies to benefit from multi-year increased demand. A new generation of aircraft is on its way with many years of growing demand not only for new aircraft but also for the composite materials, with enhanced features such as lightness and strength, that will be used in their manufacture.

We look for economic growth to accelerate in the second half of 2008 as the enormous injection of liquidity pumped into the capital markets begins to have a lagged effect. We expect the equity markets to benefit.

The Growth Leaders Fund is a non-diversified portfolio of 20-30 stocks. Investments are made in companies with strong fundamentals within a macroeconomic framework. Because of its concentration, the Fund should be regarded as a more aggressive portfolio than Sentinel Capital Growth, in that the price movements of a single stock may have a greater positive or negative effect on overall performance.


/s/ Elizabeth R. Bramwell
--------------------------
Elizabeth R. Bramwell, CFA
Portfolio Manager

1 The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates. An investment cannot be made directly in an index.

2 The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Growth Leaders Fund
(Continued)


Performance Notes
(Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Sentinel Growth Leaders Fund Performance -- Class A shares and Class C shares From inception through 11/30/07

                                                 Sentinel Sentinel
                                S&P 500  Russell  Growth   Growth
                               Composite  1000   Leaders  Leaders
                                 Stock   Growth    Fund     Fund
                                 Price    Total  Class C  Class A
Date                             Index   Return   Shares   Shares
----                           --------- ------- -------- --------
10/31/1999....................   10000    10000   10000     9497
                                 10804    11636   11919    11339
12/31/2000....................    9821     9026   11264    10836
                                  8653     7183    9103     8854
12/31/2002....................    6741     5180    7436     7313
                                  8674     6721    8866     8816
12/31/2004....................    9618     7144    9379     9428
                                 10091     7520    9512     9668
12/31/2006....................   11685     8203   10392    10678
11/30/2007....................   12413     9205   12084    12727

Sentinel Growth Leaders Fund Performance -- Class I shares From inception through 11/30/07

                                                          Sentinel
                                 S&P 500                   Growth
                                Composite  Russell 1000   Leaders
                               Stock Price Growth Total Fund Class I
Date                              Index       Return       Shares
----                           ----------- ------------ ------------
10/31/1999.................... 1000000.00   1000000.00   1000000.00
                               1080400.00   1163600.00   1194000.00
12/31/2000....................  982100.00    902600.00   1141000.00
                                865300.00    718300.00    932300.00
12/31/2002....................  674100.00    518000.00    770100.00
                                867400.00    672100.00    928300.00
12/31/2004....................  961800.00    714400.00    992800.00
                               1009100.00    752000.00   1018000.00
12/31/2006.................... 1168500.00    820300.00   1124400.00
11/30/2007.................... 1241300.00    920500.00   1341100.00

Average Annual Total Return As of November 30, 2007

                               Without Sales Charge                   With Sales Charge
             Inception                              Since                                 Since
Class Symbol   Date     1yr    3yr    5yr   10 yr Inception  1yr     3yr     5yr  10 yr Inception
----- ------ --------- -----  -----  -----  ----- --------- -----  -----    ----  ----- ---------
  A   BRFOX  10/31/99  19.14% 11.86% 10.69%  -- %   3.69%   13.16%  9.96%-% 9.57%  -- %   3.03%
  C   SGLFX   3/17/06  16.06  10.10   9.17    --    2.37    15.06  10.10    9.17    --    2.37
  I   SIGLX   8/27/07  19.22  11.88  10.71    --    3.70       --     --      --    --      --

Note that Fund performance for Class A shares reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class C shares reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The Growth Leaders Fund, which began operations on March 17, 2006, is the successor to the Bramwell Focus Fund, a series of The Bramwell Funds, Inc., which began operations on October 31, 1999. Performance for the Fund's Class A shares prior to March 17, 2006 is based on the performance of its predecessor, restated to reflect the maximum front-end sales charge of Class A shares, but does not reflect the increase in the maximum Rule 12b-1 fees. If it did, returns would be lower. Performance for the Fund's Class C shares prior to March 17, 2006 is based on its predecessor restated to reflect the back-end sales charges and estimated higher ongoing expenses of Class C shares. Performance of the Fund's Class I shares prior to March 17, 2006 is based on its predecessor and from March 17, 2006 to August 27, 2007 on the adjusted performance of the Fund's Class A shares.

The following are total annual operating expense ratios as of November 30, 2007 for Sentinel Growth Leaders Fund Class A, C and I shares; A - 1.45%, C - 3.89%, I - 1.05%. Expense ratio data is sourced from the annual report dated 11/30/2007.

Each Fund, except the U.S. Treasury Money Market Fund, has adopted a redemption fee. For the Growth Leaders Fund, a fee of 1% will be assessed on the redemption of shares held for 15 calendar days or less.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates. An investment cannot be made directly in an index.

The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

The Fund is non-diversified and will hold fewer securities than a diversified portfolio. The Fund may be more affected by the performance of a particular stock, either positively or negatively, than a more broadly diversified fund.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

                                                   Sentinel Growth Leaders Fund
                                                                    (Continued)


Top Sectors

Sector                                                    Percent of Net Assets
------                                                    ---------------------
Information Technology...................................         22.2%
Materials................................................         18.8%
Consumer Discretionary...................................         14.2%
Industrials..............................................         13.1%
Health Care..............................................          5.5%
Energy...................................................          4.9%
Consumer Staples.........................................          4.6%
Telecommunication Services...............................          4.0%
Financials...............................................          3.0%

Top 10 Holdings*

Description                                               Percent of Net Assets
-----------                                               ---------------------
McDonald's Corp..........................................          4.5%
Emerson Electric Co......................................          4.4%
Verizon Communications, Inc..............................          4.0%
Ansys, Inc...............................................          4.0%
Streettracks Gold Trust..................................          3.9%
Praxair, Inc.............................................          3.9%
Int'l Business Machines Corp.............................          3.8%
Cisco Systems, Inc.......................................          3.6%
Gilead Sciences, Inc.....................................          3.6%
Tiffany & Co.............................................          3.5%
                                                                  ----
   Total of Net Assets...................................         39.2%
                                                                  ----

* "Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30,2007

                                                                      Value
                                                            Shares   (Note 2)
                                                            ------ -----------
Common Stocks 90.3%
Consumer Discretionary 14.2%
Johnson Controls, Inc...................................... 16,000 $   617,920
McDonald's Corp............................................ 15,000     877,050
Tiffany & Co............................................... 15,000     696,450
Yum! Brands, Inc........................................... 16,000     594,400
                                                                   -----------
                                                                     2,785,820
                                                                   -----------
Consumer Staples 4.6%
PepsiCo, Inc...............................................  6,000     463,080
Wal-Mart de Mexico SAB de CV ADR*.......................... 12,078     434,808
                                                                   -----------
                                                                       897,888
                                                                   -----------
Energy 4.9%
Schlumberger Ltd...........................................  7,000     654,150
Weatherford Int'l., Ltd. *.................................  5,000     313,100
                                                                   -----------
                                                                       967,250
                                                                   -----------
Financials 3.0%
BlackRock, Inc.............................................  3,000     595,110
                                                                   -----------
Health Care 5.5%
Gilead Sciences, Inc. *.................................... 15,000     698,100
Roche Holding AG ADR*......................................  4,000     379,200
                                                                   -----------
                                                                     1,077,300
                                                                   -----------
Industrials 13.1%
Donaldson Co., Inc.........................................  3,200     149,696
Emerson Electric Co........................................ 15,000     855,300
Jacobs Engineering Group, Inc. *...........................  8,000     670,160
Kansas City Southern *..................................... 13,000     447,590
Precision Castparts Corp...................................  3,000     442,020
                                                                   -----------
                                                                     2,564,766
                                                                   -----------
Information Technology 22.2%...............................
Ansys, Inc. *.............................................. 20,000     777,200
Autodesk, Inc. *........................................... 10,000     470,900
Automatic Data Processing, Inc............................. 11,000     495,660
Cisco Systems, Inc. *...................................... 25,000     700,500
Corning, Inc............................................... 25,000     607,250
EMC Corp. *................................................ 30,000     578,100
Inf, I Business Machines Corp..............................  7,000     736,260
                                                                   -----------
                                                                     4,365,870
                                                                   -----------
Materials 18.8%
Allegheny Technologies, Inc................................  7,000     684,250
Carpenter Technology Corp..................................  4,000     301,800
Commercial Metals Co....................................... 18,300     565,653
Freeport-McMoRan Copper & Gold, Inc........................  6,000     593,580
Praxair, Inc...............................................  9,000     768,420
Streettracks Gold Trust *.................................. 10,000     773,200
                                                                   -----------
                                                                     3,686,903
                                                                   -----------
Telecommunication Services 4.0%
Verizon Communications, Inc................................ 18,000     777,780
                                                                   -----------
Total Common Stocks
  (Cost $ 14,571,910)......................................         17,718,687
                                                                   -----------
U.S. Government Obligations 10.7%
Federal Home Loan Bank 7.6%
Agency Discount Notes:
  4.25%, 12/04/07.......................................... 1,500M   1,499,469
                                                                   -----------
Federal Home Loan Mortgage Corporation 3.1%
Agency Discount Notes:
  4.29%, 12/03/07..........................................   604M     603,856
                                                                   -----------
Total U.S. Government Obligations
  (Cost $ 2,103,325).......................................          2,103,325
                                                                   -----------
Total Investments 101.0%
  (Cost $16,675,235)+......................................         19,822,012
Excess of Liabilities Over Other Assets (1.0)%.............           (193,039)
                                                                   -----------
Net Assets 100.0%..........................................        $19,628,973
                                                                   ===========

*  Non-income producing

+ Cost for federal income tax purposes is $16,689,773. At November 30, 2007 unrealized appreciation for federal income tax purposes aggregated $3,132,239 of which $3,354,704 related to appreciated securities and $222,465 related to depreciated securities.

ADR - American Depository Receipt

   The accompanying notes are an integral part of the financial statements.

Sentinel High Yield Bond Fund
(Unaudited)

We believe our quality strategy is better suited for the longer term outlooks of our shareholders when it comes to risk and return with their capital.

For the fiscal year ending November 30, 2007, the Sentinel High Yield Bond Fund's Class A shares total return was 2.22%. By comparison, the Merrill Lynch U.S. High Yield Master II Constrained Index/1/ returned 3.31% and the Morningstar High Yield Bond Category/2 /returned 2.45%.

Relative performance over the year was helped by our equity investments which averaged nearly 4.5% of the portfolio over the course of the year. The total return of these stocks outperformed the Merrill High Yield Index by over 500 basis points. Our bonds and stocks in the Utility and Energy sectors had strong performance. The Fund's underperformance was caused in large part by poor returns in specific bond securities. These securities tended to cluster under the umbrella of "consumer" related. Auto related bonds such as GMAC, a homebuilder (Beazer), theme park (Six Flags), gaming (Trump and Herbst) and restaurant (Buffets) were all consumer oriented bonds that performed poorly.

The Fund's orientation to risk was and is expected to continue to be biased towards conservatism. This strategy, on the margin, did not help overall performance during the course of the year as there were at least two instances of large upward spikes in high yield market performance i.e. more risk appetite when the Fed cut rates by 50 basis points in the summer and several large financial players (Citibank, UBS, Freddie Mac) received capital infusions during November. Our shorter duration paper (less risk sensitive), higher quality portfolio (cash, BBB's, BB's) did not participate as vigorously as the market during those spurts.

We firmly believe the credit markets are and will continue to be in a major credit correction phase. The subprime disaster continues to unfold, but we believe it is just the first of several levels of poor underwriting that will eventually be exposed. Consumer debt (outside of mortgages) will be next in the firing line. We believe the upcoming corrections in capital markets as risk is wrung out will not be conducive to higher risk assets. Thus, we plan to continue to bias the portfolio towards better quality assets in the form of rating, structure (secured) and maturity (shorter). While it might help relative performance in the short-term vis-a-vis the index and our peers to reach for riskier assets with their now wider spreads, we believe our quality strategy is better suited for the longer term outlooks of our shareholders when it comes to risk and return with their capital.


/s/ Daniel E. Gass
--------------------------
Daniel E. Gass, Jr., CFA
Portfolio Manager

1 The Merrill Lynch U.S. High Yield Master II Constrained Index is a broad-based, unmanaged index which consists of below investment grade U.S. dollar denominated corporate bonds. An investment cannot be made directly in an index. This Merrill Lynch Index is used with permission. Copyright 2007, Merrill Lynch, Pierce, Fenner, & Smith Incorporated. All rights reserved. The Merrill Lynch Indices may not be copied, used or distributed without Merrill Lynch's prior written approval.

2 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

                                                  Sentinel High Yield Bond Fund
                                                                    (Continued)


Performance Notes
(Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Sentinel High Yield Bond Fund Performance -- Class A shares and Class B shares 10Years ended 11/30/07

                                                     Sentinel Sentinel
                                                       High     High
                                Lehman                Yield    Yield
                                 U.S.      Merrill     Bond     Bond
                               Corporate Lynch U.S.    Fund     Fund
                                 High    High Yield  Class B  Class A
Date                             Yield   Constrained  Shares   Shares
----                           --------- ----------- -------- --------
11/30/1997....................   10000      10000     10000     9603
                                 10088      10092     10164     9761
12/31/1998....................   10276      10389     10242     9863
                                 10522      10642     10693    10347
12/31/2000....................    9905      10088      9848     9571
                                 10428      10541     10477    10220
12/31/2002....................   10282      10485     11190    10966
                                 13260      13418     13385    13203
12/31/2004....................   14736      14877     14435    14239
                                 15139      15290     14588    14390
12/31/2006....................   16932      16934     15836    15621
11/30/2007....................   17200      17302     16023    15805

Sentinel High Yield Bond Fund Performance -- Class C shares From inception through 11/30/07

                                                     Sentinel
                                                       High
                                Lehman                Yield
                                 U.S.      Merrill     Bond
                               Corporate Lynch U.S.    Fund
                                 High    High Yield  Class C
Date                             Yield   Constrained  Shares
----                           --------- ----------- --------
5/4/1998......................   10000      10000     10000
                                  9817       9954      9525
12/31/1999....................   10052      10196      9879
                                  9463       9666      9034
12/31/2001....................    9962      10099      9526
                                  9822      10046     10126
12/31/2003....................   12668      12856     12086
                                 14078      14254     12907
12/31/2005....................   14463      14649     12929
                                 16176      16225     13890
11/30/2007....................   16431      16578     13940

Average Annual Total Return As of November 30, 2007

                        Without Sales Charge                     With Sales Charge
                       ----------------------            ---------------------------------
             Inception                    10     Since                       10     Since
Class Symbol   Date    1 yr  3 yr  5 yr   yr   Inception  1 yr  3 yr  5 yr   yr   Inception
----- ------ --------- ----  ----  ----  ----  --------- -----  ----  ----  ----  ---------
A     SEHYX   6/23/97  2.22% 3.89% 7.75% 5.11%   5.60%   -1.93% 2.48% 6.88% 4.68%   5.19%
B     SYLBX   6/23/97  1.19  2.96  6.83  4.83    5.36    -2.63  2.09  6.52  4.83    5.36
C     SHBCX    5/4/98  1.18  2.92  6.72    --    3.53     0.23  2.92  6.72    --    3.53

Note that Fund performance for Class A shares reflects the maximum 4% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class B and C shares reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

The following are total annual operating expense ratios as of November 30, 2007 for Sentinel High Yield Bond Fund Class A, B & C shares; A -1.29%, B -2.20%, C -2.28%. Expense ratio data is sourced from the annual report dated 11/30/07.

Each Fund, except the U.S. Treasury Money Market Fund, has adopted a redemption fee. For the High Yield Bond Fund, a fee of 2% will be assessed on the redemption of shares held for 30 calendar days or less.

The Merrill Lynch U.S. High Yield Master II Constrained Index is a broad-based, unmanaged index which consists of below investment grade U.S. dollar denominated corporate bonds. An investment cannot be made directly in an index. This Merrill Lynch Index is used with permission. Copyright 2007, Merrill Lynch, Pierce, Fenner, & Smith Incorporated. All rights reserved. The Merrill Lynch Indices may not be copied, used or distributed without Merrill Lynch's prior written approval.

The Lehman Brothers U.S. Corporate High Yield Bond Index is an index consisting of all domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million and which mature in over one year. Information for the Lehman Brothers U.S. Corporate High-Yield Index is from
May 1, 1998.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally increase when interest rates fall and generally decrease when interest rates rise. High yield, lower-rated securities are more speculative and more likely to default than investment grade bonds.

Full offering price performance data for Class A shares reflects the maximum 4% sales charge and includes expenses and management fees, while index performances do not; performance shown without sales charge in the accompanying table reflects expenses and management fees but no sales charge.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel High Yield Bond Fund
(Continued)


Portfolio Weightings

Asset Category                                          Percent of Net Assets
--------------                                          ---------------------
Bonds..................................................         86.5%
Corporate Loans........................................          3.9%
Limited Partnership....................................          1.5%
Common Stocks..........................................          1.2%
Preferred Stocks.......................................          0.8%
Convertible Preferred Stocks...........................          0.4%
Cash and Other.........................................          5.6%

Top 10 Holdings*

                                                          Maturity Percent of
Description                                        Coupon   Date   Net Assets
-----------                                        ------ -------- ----------
First Data Corp...................................  7.96% 12/24/14     2.3%
Smithfield Foods, Inc.............................  8.00% 10/15/09     1.7%
Universal Foods Corp..............................  6.50% 04/01/09     1.7%
Kellwood Co....................................... 7.875% 07/15/09     1.6%
Texas Competitive Electric Co. LLC................  8.58% 08/24/14     1.6%
NRG Energy, Inc................................... 7.375% 02/01/16     1.6%
Ford Motor Credit Co.............................. 9.875% 08/10/11     1.6%
Cinemark, Inc.....................................     0% 03/15/09     1.5%
General Motors Corp...............................  7.70% 04/15/16     1.4%
Marquee Holdings, Inc.............................     0% 08/15/09     1.4%
                                                                      ----
   Total of Net Assets............................                    16.4%
                                                                      ----

Average Effective Duration (for all Fixed Income Holdings) 4.3

* "Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings below.

** The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

Investment in Securities at November 30, 2007

                                                        Principal
                                                          Amount     Value
                                                        (M=$1,000)  (Note 2)
                                                        ---------- ----------
Bonds 86.5%
Basic Industry 10.9%
American Tower Corp.
  7%, 10/15/17 (b).....................................     600M   $  613,500
Catalyst Paper Corp.
  8.625%, 06/15/11.....................................     500M      417,500
Cellu Tissue Holdings, Inc.
  9.75%, 03/15/10......................................     500M      482,500
Freeport-McMoRan Copper & Gold, Inc.
  8.375%, 04/01/17.....................................     500M      541,250
  8.5644%, 04/01/15 (c)................................     750M      765,000
Mosaic Co.
  7.625%, 12/01/16 (b).................................     750M      806,250
NewPage Corp.
  10%, 05/01/12........................................     500M      512,500
Noranda Aluminium Acquisition Corp.
  9.3588%, 05/15/15 (b)(d).............................
                                                            500M      432,500
Ryerson, Inc.
  12.615%, 11/01/14(b)(e)..............................     100M       96,750
Sabic Innovative Plastics Holdings BV
  9.5%, 08/15/15 (b)...................................     500M      535,000
Sappi Papier Holding AG
  6.75%, 06/15/12 (b)..................................     500M      493,495
Universal Foods Corp...................................
  6.5%, 04/01/09.......................................   1,000M    1,017,400
                                                                   ----------
                                                                    6,713,645
                                                                   ----------
Capital Goods 5.6%
Berry Plastics Holding Corp.
  8.875%, 09/15/14.....................................     500M      485,000
DRS Technologies, Inc.
  7.625%, 02/01/18.....................................     500M      511,250
Esco Corp.
  8.625%, 12/15/13 (b).................................     500M      505,000
Graham Packaging Co., Inc.
  9.875%, 10/15/14.....................................     500M      461,250
Hawker Beechcraft Acquisition Co LLC
  9.75%, 04/01/17 (b)..................................     500M      506,250
Hexcel Corp.
  6.75%, 02/01/15......................................     500M      492,500
RBS Global Inc and Rexnord Corp.
  11.75%, 08/01/16.....................................     500M      502,500
                                                                   ----------
                                                                    3,463,750
                                                                   ----------
Consumer Cyclical 13.0%
American Axle & Manufacturing, Inc.
  7.875%, 03/01/17.....................................     500M      465,000
Dave & Buster's, Inc.
  11.25%, 03/15/14.....................................     500M      477,500
Ford Motor Co.
  7.45%, 07/16/31......................................     250M      190,000
Ford Motor Credit Co LLC
  8%, 12/15/16.........................................     250M      219,070
Ford Motor Credit Co.
  9.875%, 08/10/11.....................................   1,000M      968,430
General Motors Corp.
  7.7%, 04/15/16.......................................   1,000M      857,500
GMAC LLC
  6.75%, 12/01/14......................................     750M      617,790
  8%, 11/01/31.........................................     500M      425,245
Kellwood Co.
  7.875%, 07/15/09.....................................   1,000M    1,015,450
Levi Strauss & Co
  9.75%, 01/15/15......................................     775M      781,781
Penske Auto Group, Inc.
  7.75%, 12/15/16......................................     500M      477,500
Tenneco, Inc.
  10.25%, 07/15/13.....................................     500M      541,250
TRW Automotive, Inc.
  7.25%, 03/15/17 (b)..................................     500M      466,250
Verso Paper Holdings LLC
  9.125%, 08/01/14.....................................     500M      499,375
                                                                   ----------
                                                                    8,002,141
                                                                   ----------
Consumer Non-Cyclical 4.3%
Amscan Holdings, Inc.
  8.75%, 05/01/14......................................     750M      693,750

   The accompanying notes are an integral part of the financial statements.

                                                  Sentinel High Yield Bond Fund
                                                                    (Continued)


                                                         Principal
                                                           Amount     Value
                                                         (M=$1,000)  (Note 2)
                                                         ---------- -----------
Constellation Brands, Inc.
  7.25%, 09/01/16.......................................     500M   $   470,000
Dole Food Co., Inc.
  8.625%, 05/01/09......................................     500M       492,500
Smithfield Foods, Inc.
  8%, 10/15/09..........................................   1,000M     1,020,000
                                                                    -----------
                                                                      2,676,250
                                                                    -----------
Energy 15.6%
Calfrac Holdings LP
  7.75%, 02/15/15 (b)...................................     500M       481,250
CHC Helicopter Corp.
  7.375%, 05/01/14......................................     550M       525,250
Chesapeake Energy Corp.
  6.875%, 11/15/20......................................     750M       721,875
Complete Production Services, Inc.
  8%, 12/15/16..........................................     500M       477,500
Connacher Oil and Gas Ltd.
  10.25%, 12/15/15 (b)..................................     500M       502,500
Edison Mission Energy
  7.2%, 05/15/19........................................     500M       480,000
El Paso Corp.
  8.05%, 10/15/30.......................................     250M       257,613
Energy Partners Ltd.
  9.75%, 04/15/14.......................................     500M       480,000
Nexus 1 Pte Ltd.
  10.5%, 03/07/12 (b)(f)................................     500M       497,500
OPTI Canada, Inc.
  7.875%, 12/15/14 (b)..................................     250M       245,000
  8.25%, 12/15/14 (b)...................................     250M       247,500
PetroHawk Energy Corp.
  9.125%, 07/15/13......................................     500M       527,500
Petroplus Finance Ltd.
  7%, 05/01/17 (b)......................................     500M       462,500
PetroProd Ltd.
  11.36%,...............................................
   01/12/12 (b)(f)......................................     500M       497,500
PHI, Inc.
  7.125%, 04/15/13......................................     500M       487,500
Regency Energy Partners LP/Regency Energy Finance Corp.
  8.375%, 12/15/13......................................     737M       773,850
Sabine Pass LNG LP
  7.5%, 11/30/16........................................     500M       475,000
SemGroup LP
  8.75%, 11/15/15 (b)...................................     500M       480,000
Sonat, Inc.
  7%, 02/01/18..........................................     500M       500,000
Williams Partners LP
  7.25%, 02/01/17.......................................     500M       515,000
                                                                    -----------
                                                                      9,634,838
                                                                    -----------
Media 8.5%
Charter Communications Holdings IILLC
  10.25%, 09/15/10......................................     800M       792,000
Charter Communications Operating LLC....................
  8.375%, 04/30/14 (b)..................................     250M       246,250
CSC Holdings, Inc.
  7.25%, 07/15/08.......................................     750M       753,750
Dex Media, Inc.
  8%, 11/15/13..........................................     500M       480,000
Echostar DBS Corp.
  5.75%, 10/01/08.......................................     500M       500,625
Idearc, Inc.
  8%, 11/15/16..........................................     400M       376,000
Interpublic Group of Cos, Inc.
  6.25%, 11/15/14.......................................     250M       221,250
Liberty Media LLC
  5.7%, 05/15/13........................................     200M       188,998
LIN Television Corp.
  6.5%, 05/15/13........................................     500M       475,000
Quebecor World, Inc.
  9.75%, 01/15/15 (b)...................................     250M       200,000
RH Donnelley Corp.
  8.875%, 01/15/16......................................     250M       237,500
Videotron Ltee
  6.375%, 12/15/15......................................     800M       742,000
                                                                    -----------
                                                                      5,213,373
                                                                    -----------
Services Cyclical 8.2%
ARAMARK Corp.
  8.5%, 02/01/15........................................     400M       403,500
Beazer Homes USA, Inc.
  8.625%, 05/15/11......................................     750M       573,750
Cinemark, Inc.
  0%, 03/15/09 (g)......................................   1,000M       935,000
Herbst Gaming, Inc.
  7%, 11/15/14..........................................     675M       448,875
KB Home
  7.75%, 02/01/10.......................................     500M       470,000
Marquee Holdings, Inc.
  0%, 08/15/09 (h)......................................   1,000M       835,000
MGM Mirage
  7.5%, 06/01/16........................................     400M       395,000
Park Place Entertainment Corp.
  7.875%, 03/15/10......................................     500M       512,500
United Rentals North America, Inc.
  7.75%, 11/15/13.......................................     500M       457,500
                                                                    -----------
                                                                      5,031,125
                                                                    -----------
Services Non-Cyclical 5.5%
Advanced Medical Optics, Inc.
  7.5%, 05/01/17........................................     500M       457,500
Bausch & Lomb, Inc.
  9.875%, 11/01/15 (b)..................................     100M       101,500
Community Health Systems, Inc.
  8.875%, 07/15/15......................................     500M       507,500
First Data Corp.
  9.875%, 09/24/15 (b)..................................     500M       465,625
HCA Inc/DE
  9.25%, 11/15/16.......................................     800M   $   830,000
Invacare Corp.
  9.75%, 02/15/15.......................................     500M       500,000
Universal Hospital Services, Inc.
  8.5%, 06/01/15 (b)....................................     500M       502,500
                                                                    -----------
                                                                      3,364,625
                                                                    -----------
Technology 2.6%
General Cable Corp.
  7.735%, 04/01/15 (i)..................................     500M       485,000
NXP BV/NXP Funding LLC
  7.875%, 10/15/14......................................     250M       241,250
  9.5%, 10/15/15........................................     250M       228,125
Sungard Data Systems, Inc.
  9.125%, 08/15/13......................................     650M       664,625
                                                                    -----------
                                                                      1,619,000
                                                                    -----------
Telecommunications 7.8%
Centennial Communications Corp.
  10%, 01/01/13.........................................     250M       261,250
Cincinnati Bell, Inc.
  8.375%, 01/15/14......................................     500M       486,250
Citizens Communications Co.
  6.25%, 01/15/13.......................................     250M       242,812
Dobson Communications Corp.
  8.875%, 10/01/13......................................     500M       540,000
Intelsat Subsidiary Holding Co Ltd.
  8.25%, 01/15/13.......................................     300M       304,500
Qwest Communications Inf I, Inc.
  7.5%, 02/15/14........................................     500M       498,750
Qwest Corp.
  7.875%, 09/01/11......................................     500M       518,750
Rogers Wireless, Inc.
  6.375%, 03/01/14......................................     350M       363,276
  7.5%, 03/15/15........................................     575M       630,752
US Unwired, Inc.
  10%, 06/15/12.........................................     425M       454,078
Windstream Corp.
  8.125%, 08/01/13......................................     500M       516,875
                                                                    -----------
                                                                      4,817,293
                                                                    -----------
Utilities 4.5%
NRG Energy, Inc.
  7.375%, 02/01/16......................................   1,000M       982,500
Reliant Energy, Inc.
  6.75%, 12/15/14.......................................     250M       250,625
  7.875%, 06/15/17......................................     750M       730,313
White Pine Hydro Portfolio LLC
  7.26%, 07/20/15 (b)(f)................................     800M       792,000
                                                                    -----------
                                                                      2,755,438
                                                                    -----------
Total Bonds
  (Cost $54,415,712)....................................             53,291,478
                                                                    -----------

Sentinel High Yield Bond Fund
(Continued)


                                                        Principal
                                                          Amount      Value
                                                        (M=$1,000)   (Note 2)
                                                        ---------- -----------
Corporate Loans 3.9%
Technology 2.3%
First Data Corp.
   7.96%, 12/24/14 (j).................................   1,500M   $ 1,420,312
                                                                   -----------
Utilities 1.6%
Texas Competitive Electric Co. LLC
  8.58%, 08/24/14 (k)..................................   1,000M       983,750
                                                                   -----------
Total Corporate Loans
  (Cost $2,438,967)....................................              2,404,062
                                                                   -----------

                                                          Shares
                                                        ----------
Common Stocks 1.2%
Consumer Staple 0.3%
B&G Foods, Inc.........................................   15,000       160,350
                                                                   -----------
Energy 0.2%
CHC Helicopter Corp....................................    6,500       131,625
Patriot Coal Corp. *...................................        1            17
                                                                   -----------
                                                                       131,642
                                                                   -----------
Utilities 0.7%
Dynegy, Inc. *.........................................   30,000       228,300
Mirant Corp. *.........................................    5,000       192,950
                                                                   -----------
                                                                       421,250
                                                                   -----------
Total Common Stocks
  (Cost $715,159)......................................                713,242
                                                                   -----------
Foreign Stocks 0.1%
Canada 0.1%
OPTI Canada, Inc. *
  (Cost $65,932).......................................    4,000        71,204
                                                                   -----------
Limited Partnerships 1.5%
Energy 1.5%
EV Energy Partner LP * (a).............................    6,000       216,000
Exterran Partners LP * (a).............................    5,000       173,750
Spectra Energy Partners LP *(a)                            7,000       175,490
Targa Resources Partners LP * (a)                          8,000       228,000
Williams Partners LP * (a).............................    4,000       164,520
                                                                   -----------
Total Limited Partnerships
  (Cost $807,577)......................................                957,760
                                                                   -----------
Convertible Preferred Stocks 0.4%......................
Energy 0.4%
McMoRan Exploration Co.*
  (Cost $250,125)......................................                240,000
                                                                   -----------
Preferred Stocks 0.8%
Financial 0.8%
Freddie Mac
  (Cost $514,000)......................................   20,000       510,000
                                                                   -----------
Corporate Short-Term Notes 6.5%........................
Prudential Funding
  4.4%, 12/03/07.......................................   2,500M   $ 2,499,389
Toyota Motor Credit
  4.4%, 12/12/07.......................................   1,500M     1,497,983
Total Corporate Short-Term Notes
  (Cost $3,997,372)....................................              3,997,372
                                                                   -----------
Total Investments 100.9%
  (Cost $63,204,844)+..................................             62,185,118
Excess of Liabilities Over Other Assets (0.9)%                        (558,196)
                                                                   -----------
Net Assets 100.0%                                                  $61,626,922
                                                                   ===========
*  Non-income producing

+ Cost for federal income tax purposes is $63,274,171. At November 30, 2007 unrealized depreciation for federal income tax purposes aggregated $1,089,053 of which $922,007 related to appreciated securities and $2,011,060 related to depreciated securities.

(a)Return of Capital paid during the fiscal period.

(b)Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may generally only be resold in transactions exempt from registrations, normally to qualified institutional buyers. At November 30, 2007, the market value of Rule 144A securities amounted to $10,176,620 or 16.51% of net assets.

(c)Freeport- McMoran Copper & Gold Co. has a variable interest rate that floats Semi-annually on 1st of April and October. The interest rate is based on the 6-month Liborrate plus 3.25%.

(d)Noranda Aluminium Acquisition Corp. has a variable interest rate that floats Semi-annually on 15th of May and November. The interest rate is based on the 6-month Liborrate plus 4.00%.

(e)Ryerson, Inc. has a variable interest rate that floats quarterly on the 1st of February, May, Auqust and November. The interest rate is based on the 3-month Libor rate plus 7.375%.

(f)Illiquid securities. These bonds represent private placement investments. At November 30, 2007, the market value of the private placement securities amounted to $1,787,000 or 2.90% of net assets.

(g)Cinemark, Inc. currently pays a 0% coupon, steps up to 9.75% beginning 03/15/2009.

(h)Marquee Holdings, Inc. currently pays a 0% coupon, steps up to 12% beginning 08/15/2009.

(i)General Cable Corp. has a variable interest rate that floats quarterly on the 1st of January, April, July, October. The interest rate is based on the 3-month Libor rate plus 2.375%.

(j)The First Data Corp. Loan is a variable rate security for which the borrower may set the rate at a method tied to the London interbank offer rate. It carries a call option and a first priority lien on the assets of the borrower and subsidiary guarantors. The rate included here is the rate as of November 30, 2007.

(k)The Texas Competitive Electric Holdings Co. LLC Loan is a variable rate security for which the borrower may set the rate at a method tied to the London interbank offer rate. It carries a call option and a first priority lien on the assets of the borrower and subsidiary guarantors. The rate included here is the rate as of November 30, 2007.

Sentinel International Equity Fund
(Unaudited)

We expect our focus to continue to be on investing in high quality companies with visible growth prospects and selling at reasonable valuations in order to deliver solid returns over the long term.

International markets posted another year of strong returns in fiscal 2007. For the year ended November 30, 2007, the Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index/1/ climbed 17.30% on a total return basis and the Morningstar Foreign Large Blend/2/ category increased 18.36% on average, compared to the 7.72% total return for the S&P 500 Index/3/. The Net Asset Value (NAV) total return of the Sentinel International Equity Fund, Class A shares, outperformed both its benchmark index and peer group, rising 18.72% over the 12 months period. Strong foreign currencies relative to the U.S. dollar helped boost returns.

The past year was a pivotal one in the rebalancing of global economies and markets as growth outside the United States compensated for slowing domestic demand. According to estimates by the IMF, China's contribution to global growth will outstrip that of the U.S. in 2007 for the first time in modern history, and the Eurozone will contribute a roughly equal proportion. While the U.S. remains the world's largest economy, expected to represent nearly 26% of world GDP for 2007, the IMF estimates the Eurozone, as a whole, now approaches the US in size at about 22% of the total, and the four "BRIC" economies (Brazil, Russia, India and China) together make up over 13% of the total. Thus, we saw in 2007 that many multinational companies continued to post strong earnings growth despite strengthening currencies versus the US dollar, rising raw materials costs and tightening credit. Global stock markets reflected the rebalancing taking place as emerging markets outpaced developed markets significantly, reflected by the 45.6% return of the MSCI EM (Emerging Markets) Index/4/. The Fund was a beneficiary of this trend with triple digit returns from a few emerging markets holdings, including China Mobile and Cia Vale do Rio Doce (Brazil), and double-digit gains from other large developed-market companies with significant exposure to fast-growing regions such as Komatsu (Japan), Nokia (Finland), Cheung Kong (Hong Kong) and ST Engineering (Singapore). Another trend that took hold in 2007 was the out performance of the "growth investing" style relative to "value investing." As the economic cycle matures, investors are inclined to look for companies posting steady earnings growth even if the growth comes at a premium valuation. In the last twelve months, we saw a significant disparity in returns between "growth" and "value" styles. For example, the MSCI EAFE Growth Index/5/ rose 22.7% for the period while the MSCI EAFE Value Index/6/ increased just 12.9%. In fiscal 2006, we shifted the International Equity Fund from a value-style portfolio to a "blend" portfolio which favored holdings more balanced between growth and value factors. As 2007 progressed, we continued the shift toward more growth-oriented companies, while staying true to our "blend" style and quality management criteria. For example, we emphasized Telefonica (Spain) and introduced America Movil (Mexico) and Bharti Airtel (India) in the Telecommunications sector, added ABB (Switzerland) and Mitsubishi Corp. (Japan) in the Industrials sector, and retained a large position in Fresenius (Germany) in the Health Care area. Even in a difficult sector such as Financials, we favored stocks such as Julius Baer (Switzerland) and Standard Chartered PLC (UK) where exposure to troubled sub-prime debt and structured finance was more limited compared to other large financial services companies, but the stocks traded at higher price/earnings multiples.

Among the larger developed markets, Germany was a leader once again rising nearly 40% in U.S. dollar terms. The Fund remained overweight in German stocks relative to the MSCI EAFE Index throughout the year. Germany's stock market has been supported by several trends over the last few years. With the costs of re-unification,
Continued

1 MSCI EAFE is an index of average unmanaged securities prices in Europe, Australia and the Far East tracked by Morgan Stanley Capital International. Information for the MSCI EAFE Index is from May 1,1998. An investment cannot be made directly in an index.

2 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

3 The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

4 The MSCI EAFE Emerging Markets Index is an index of unmanaged securities prices tracked by Morgan Stanley Capital International designed to measure equity market performance in the global emerging markets. The index includes performance data from emerging market countries in Latin America, Eastern Europe, Asia and Africa. An investment cannot be made directly in an index.

5 The MSCI EAFE Growth Index is an index of average unmanaged securities prices in Europe, Australia and the Far East tracked by Morgan Stanley Capital International and measures the performance of those stocks of the MSCI EAFE Index with higher price-to-book ratios and higher relative forecasted growth rates. An investment cannot be made directly in an index.

6 The MSCI EAFE Value Index is an index of average unmanaged securities prices in Europe, Australia and the Far East tracked by Morgan Stanley Capital International and measures the performance of those stocks of the MSCI EAFE Index with lower price-to-book ratios and lower relative forecasted growth rates. An investment cannot be made directly in an index.

Sentinel International Equity Fund
(Continued)


introduction of the Euro and the deep recession of the early part of this decade behind it, Corporate Germany has improved its balance sheet, profitability and global competitiveness. In addition, its strength in manufacturing allowed companies to benefit from increased capital spending on plant, equipment and basic infrastructure needs around the world. Siemens is a prime example of these trends with its emphasis on power generation and transmission products, industrial automation systems and services, as well as medical and communications technologies. In addition, the company is undergoing a major restructuring program to further streamline operations and ultimately improve returns to shareholders.

In contrast, Japan's stock market was disappointing, again, with little change in the index over the fiscal year in US dollar terms. Prime Minister Abe's time as the country's leader proved short-lived when he stepped down unexpectedly in September. Domestic consumption failed to accelerate on the back of stagnant wage rates.

Despite improving real estate prices in the major cities, inflation trends remained subdued preventing the Bank of Japan from increasing interest rates to a "normalized" level. We reduced exposure to the Japanese market in mid-year going from equal to under weight relative to the benchmark. In particular, we reduced holdings tied to the domestic economy, preferring to retain companies with strong ties to regional and global trade.

The key issue facing global investors near term is the possibility of recession in the U.S. led by the falling housing market and tighter credit conditions, and whether major economies outside the U.S. can truly "decouple" and prove resilient to the negative impact of a U.S. slowdown. The evidence up to this point has reinforced our view that growth outside the U.S. can compensate for slowing domestic activity. With the Federal Reserve Board demonstrating its preference to loosen credit conditions, we believe the U.S. economy may avoid a full blown recession. Nevertheless, neither Europe nor Asia is immune to the effects of ebbing U.S. consumption. Therefore, we do anticipate some downward adjustments to growth forecasts in the coming months.

Regardless of near-term concerns, we remain confident that secular themes such as the long cycle in infrastructure spending and the structural development of emerging economies will continue apace. In addition, valuations remain reasonably attractive, especially in Europe, while liquidity conditions in certain international markets could become even more positive on the back of an accommodative Fed. Longer-term, we see the potential for higher commodity costs and upward pressure on wages to increase global inflation concerns. Finally, while growth dynamics in the "BRICs" are strong, and a significant downside surprise is unlikely, the event of weaker-than-expected economic figures could be a major risk for global markets as growth in these major emerging economies generally underpins the decoupling thesis.

We expect our focus to continue to be on investing in high quality companies with visible growth prospects and selling at reasonable valuations.


/S/ Katherine Schapiro
--------------------------
Katherine Schapiro, CFA
Portfolio Manager

                                             Sentinel International Equity Fund
                                                                    (Continued)


Performance Notes
(Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Sentinel International Equity Fund Performance -- Class A shares and Class B shares 10 Years ended 11/30/07

                                       Sentinel      Sentinel
                               MSCI  International International
                               EAFE   Equity Fund   Equity Fund
                                Net     Class B       Class A
Date                           (USD)    Shares        Shares
----                           ----- ------------- -------------
11/30/1997.................... 10000     10000          9499
                               10087     10186          9686
12/31/1998.................... 12104     11127         10684
                               15368     14043         13604
12/31/2000.................... 13191     12617         12341
                               10362     10466         10347
12/31/2002....................  8711      9119          9122
                               12072     11894         12045
12/31/2004.................... 14516     14304         14485
                               16481     15796         15996
12/31/2006.................... 20822     19614         19863
11/30/2007.................... 23680     22719         23006

Sentinel International Equity Fund Performance -- Class C shares From inception through 11/30/07

                                       Sentinel
                               MSCI  International
                               EAFE   Equity Fund
                                Net     Class C
Date                           (USD)    Shares
----                           ----- -------------
5/4/1998...................... 10000     10000
                               10379      9392
12/31/1999.................... 13177     11828
                               11310     10602
12/31/2001....................  8885      8780
                                7469      7622
12/31/2003.................... 10351      9895
                               12446     11754
12/31/2005.................... 14131     12831
                               17853     15737
11/30/2007.................... 20304     18058

Sentinel International Equity Fund Performance -- Class I shares 10 Years ended 11/30/07

                                            Sentinel
                                          International
                                           Equity Fund
                               MSCI EAFE     Class I
Date                           Net (USD)     Shares
----                           ---------- -------------
11/30/1997.................... 1000000.00  1000000.00
                               1008700.00  1019600.00
12/31/1998.................... 1210400.00  1124800.00
                               1536800.00  1432200.00
12/31/2000.................... 1319100.00  1299200.00
                               1036200.00  1089300.00
12/31/2002....................  871100.00   960300.00
                               1207200.00  1268000.00
12/31/2004.................... 1451600.00  1524900.00
                               1648100.00  1684000.00
12/31/2006.................... 2082200.00  2091000.00
11/30/2007.................... 2368000.00  2425100.00

Average Annual Total Return As of November 30, 2007

                                  Without Sales Charge               With Sales Charge
             Inception                              Since                                Since
Class Symbol   Date     1yr    3yr    5yr   10 yr Inception  1yr    3yr    5yr   10 yr Inception
----- ------ --------- -----  -----  -----  ----- --------- -----  -----  -----  ----- ---------
  A   SWRLX    3/1/93  18.72% 18.22% 19.25% 9.75%   10.95%  12.78% 16.21% 18.53% 8.69%   10.56%
  B   SEWBX    4/1/96  17.45  16.92  18.36  8.55     9.17   13.45  16.18  18.15  8.55     9.17
  C   SWFCX    5/4/98  17.47  16.89  18.24    --     6.37   16.47  16.89  18.24    --     6.37
  I   SIIEX   8/27/07  18.87  18.27  19.78  9.26    10.96      --     --     --    --       --

Note that Fund performance for Class A shares reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class B and C shares reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus. Performance of the Class I shares prior to August 27, 2007 is based on the adjusted performance of the Fund's Class A shares.

The following are total annual operating expense ratios as of November 30, 2007 for Sentinel International Equity Fund Class A, B, C & I shares; A - 1.36%, B - 2.42%, C - 2.41%, I - 0.85%. Expense ratio data is sourced from the annual report dated 11/30/2007.

Each Fund, except the U.S. Treasury Money Market Fund, has adopted a redemption fee. For the International Equity Fund, a fee of 2% will be assessed on the redemption of shares held for 30 calendar days or less.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting domestic markets and may experience wider price fluctuations.

MSCI EAFE is an index of average unmanaged securities prices in Europe, Australia and the Far East tracked by Morgan Stanley Capital International. Information for the MSCI EAFE Index is from May 1,1998. An investment cannot be made directly in an index.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel International Equity Fund
(Continued)


Sector Weightings

Sector                                             Percent of Net Assets
------                                             ---------------------
Financials........................................         21.0%
Industrials.......................................         14.9%
Consumer Staples..................................          9.5%
Telecommunication Services........................          8.8%
Information Technology............................          8.6%
Energy............................................          7.6%
Materials.........................................          7.5%
Health Care.......................................          6.9%
Consumer Discretionary............................          6.7%
Utilities.........................................          6.1%

Top Geographical Weightings

Country                                            Percent of Net Assets
-------                                            ---------------------
United Kingdom....................................         17.1%
Japan.............................................         15.5%
Germany...........................................         14.1%
Switzerland.......................................         10.0%
France............................................          8.6%
Hong Kong.........................................          4.4%
Finland...........................................          4.3%
Australia.........................................          3.0%
Spain.............................................          2.7%
Norway............................................          2.2%

Top 10 Holdings*

Description                                        Percent of Net Assets
-----------                                        ---------------------
Nestle SA.........................................          2.8%
Telefonica SA.....................................          2.7%
Nokia Oyj.........................................          2.3%
Fresenius SE......................................          2.3%
China Mobile Ltd..................................          2.2%
Old Mutual PLC....................................          2.0%
Cheung Kong Holdings Ltd..........................          2.0%
Vodafone Group PLC................................          2.0%
Komatsu Ltd.......................................          1.9%
Anglo American PLC................................          1.9%
Total of Net Assets                                        22.1%

* "Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities at November 30,2007

                                                               Value
                                                    Shares    (Note 2)
                                                   --------- -----------
Common Stocks 97.6%
Australia 3.0%
Macquarie Infrastructure Group *                   1,200,000 $ 3,421,201
National Australia Bank Ltd.                          67,000   2,273,242
                                                             -----------
                                                               5,694,443
                                                             -----------
Austria 1.1%
OMV AG............................................    30,000   2,129,396
                                                             -----------
Brazil 1.8%
Companhia Vale do Rio Doce ADR                        96,000   3,319,680
                                                             -----------
Canada 1.0%
EnCana Corp.......................................    30,000   1,947,097
                                                             -----------
China 2.2%
China Mobile Ltd. ADR.............................    45,000   4,124,700
                                                             -----------
Finland 4.3%
Fortum Oyj........................................    70,000   3,010,257
Nokia Oyj.........................................   110,000   4,336,369
Stora Enso Oyj....................................    49,600     819,844
                                                             -----------
                                                               8,166,470
                                                             -----------
France 8.6%
AXA SA............................................    43,000   1,752,342
BNP Paribas.......................................    12,000   1,352,615
Carrefour SA......................................    26,000   2,008,811
Electricite de France.............................    13,000   1,580,002
Groupe Danone.....................................    20,000   1,760,399
Pernod-Ricard SA..................................     8,500   1,879,401
PPR...............................................    17,000   2,858,550
Total SA ADR......................................    37,000   2,994,040
                                                             -----------
                                                              16,186,160
                                                             -----------
Germany 14.1%
Allianz SE........................................     7,000   1,446,443
BASF AG...........................................    17,500   2,432,740
Commerzbank AG....................................    37,500   1,478,064
Deutsche Postbank AG..............................    25,000   2,185,432
Fresenius SE......................................    53,000   4,319,226
MAN AG............................................    12,000   1,947,821
Puma AG Rudolf Dassler Sport                           6,000   2,421,853
RWE AG............................................    24,000   3,273,079
SAP AG............................................    39,000   1,998,691
SGL Carbon AG *...................................    42,000   2,384,524
Siemens AG........................................    18,000   2,736,101
                                                             -----------
                                                              26,623,974
                                                             -----------
Hong Kong 4.4%....................................
Cheung Kong Holdings
Ltd...............................................   200,000   3,797,358
HSBC Holdings PLC.................................    81,700   1,402,171
Shun TAK Holdings Ltd............................. 1,150,000   1,760,403
Towngas China Co Ltd. *........................... 2,500,000   1,421,412
                                                             -----------
                                                               8,381,344
                                                             -----------


   The accompanying notes are an integral part of the financial statements.

                                             Sentinel International Equity Fund
                                                                    (Continued)



                                                            Value
                                                Shares     (Note 2)
                                              ---------- ------------
India 0.9%
Bharti Airtel Ltd. *.........................    75,000  $  1,778,447
                                                         ------------
Israel 1.0%
Nice Systems Ltd. ADR *......................    55,000     1,791,900
                                                         ------------
Italy 0.5%
Prysmian SpA *...............................    40,000     1,009,762
                                                         ------------
Japan 15.5%
Canon, Inc...................................    51,000     2,690,112
Daiwa House Industry Co Ltd.                    128,000     1,699,754
East Japan Railway Co........................       222     1,837,599
Fanuc Ltd....................................    12,000     1,256,965
Jupiter Telecommunications Co Ltd. *              2,300     1,864,953
Komatsu Ltd..................................   115,000     3,520,522
Mitsubishi Corp..............................    55,000     1,597,045
Mitsui Fudosan Co Ltd........................    75,000     1,936,336
Nomura Holdings, Inc.........................   106,000     1,913,451
Shin-Etsu Chemical Co Ltd.                       27,000     1,609,317
Sumitomo Mitsui Financial Group, Inc.               360     3,098,539
Takeda Pharmaceutical Co Ltd.                    30,000     1,925,231
Toyota Motor Corp............................    35,300     2,001,393
Uni-Charm Corp...............................    34,000     2,201,491
                                                         ------------
                                                           29,152,708
                                                         ------------
Mexico 1.0%
America Movil SA de CV ADR                       30,000
                                                            1,849,800
                                                         ------------
Netherlands 2.0%
ING Groep NV *...............................    49,000     1,900,754
TNT NV.......................................    45,000     1,845,605
                                                         ------------
                                                            3,746,359
                                                         ------------
Norway 2.2%
Acergy SA....................................    75,000     1,590,450
StatoilHydro ASA.............................    80,000     2,591,839
                                                         ------------
                                                            4,182,289
                                                         ------------
Singapore 1.4%
Singapore Technologies
Engineering Ltd.............................. 1,000,000     2,620,373
                                                         ------------
South Korea 1.5%
Samsung Electronics Co Ltd.                       4,500     2,762,446
                                                         ------------
Spain 2.7%
Telefonica SA ADR............................    50,000     5,033,500
                                                         ------------
Switzerland 10.0%
ABB Ltd......................................    50,000     1,471,394
Adecco SA....................................    10,000       557,590
Credit Suisse Group..........................    26,000     1,571,012
Julius Baer Holding AG.......................    38,000     3,215,729
Nestle SA....................................    11,000     5,288,858
Novartis AG..................................    40,000     2,268,470
Roche Holding AG.............................    11,500     2,196,153
Sonova Holding AG............................    22,000     2,352,911
                                                         ------------
                                                           18,922,117
                                                         ------------
Taiwan 1.3%
HON HAI Precision Industry Co Ltd.              386,000     2,485,297
                                                         ------------
United Kingdom 17.1%
Anglo American PLC...........................    52,000     3,503,801
BAE Systems PLC..............................   275,000     2,599,717
BP PLC.......................................   275,000     3,334,841
Diageo PLC...................................    59,300     1,338,293
Kingfisher PLC...............................   365,100     1,143,015
Old Mutual PLC............................... 1,100,000     3,809,561
Royal Bank of Scotland Group PLC                200,000     1,888,425
SABMiller PLC................................    45,000     1,279,612
Standard Chartered PLC.......................    86,000     3,382,515
Tesco PLC....................................   209,000     2,058,987
United Utilities PLC.........................   132,000     2,034,117
Vodafone Group PLC...........................   998,750     3,737,435
WPP Group PLC................................   175,000     2,207,647
                                                         ------------
                                                           32,317,966
                                                         ------------
Total Common Stocks
(Cost $ 125,433,287).........................             184,226,228
                                                         ------------

                                              Principal
                                                Amount
                                              (M=$1,000)
                                              ----------
Corporate Short-Term Notes
2.5%
AIG Funding, Inc.
4.4%, 12/05/07...............................    1,150M     1,149,438
General Electric Capital
4.5%, 12/03/07...............................    3,500M     3,499,125
                                                         ------------
Total Corporate Short-Term Notes
(Cost $ 4,648,563)...........................               4,648,563
                                                         ------------
Total Investments 100.1%
(Cost $130,081,850)+.........................             188,874,791
Excess of Liabilities Over Other Assets
  (0.1)%                                                     (207,855)
                                                         ------------
Net Assets 100.0%                                        $188,666,936
                                                         ============

*  Non-income producing

+ Cost for federal income tax purposes is $132,196,971. At November 30, 2007 unrealized appreciation for federal income tax purposes aggregated $56,677,820 of which $58,990,601 related to appreciated securities and $2,312,781 related to depreciated securities.

ADR- American Depository Receipt

Sentinel Mid Cap Growth Fund
(Unaudited)

The Sentinel Mid Cap Growth Fund Class A shares returned 15.99% for the fiscal year ending November 30, 2007, significantly outpacing the 10.13% return of the Russell Midcap Growth Index/1/ and the 7.72% return for the S&P 500 Index/2/. The Morningstar Mid Cap Growth Category/3/ average return was 14.14%.

The fiscal year ending November 30, 2007 was a good year for midcap stocks in general and midcap growth stocks in particular. Within the 10 major Russell sectors, the strongest returns were achieved in Energy, Materials and Industrials. Conversely, the weakest returns were realized in Consumer Discretionary, Telecom Services and Financials. Despite having to deal with headwinds of housing and credit shocks, a weak dollar, slowing GDP growth in the US the markets held up remarkably well as evidenced by the almost 8% return for the S&P 500 and the almost 6% of the Russell Midcap Index/4/.

During the fiscal year, the best performing segments of the Sentinel Mid Cap Growth Fund were Industrials, which benefited from exposure to Jacobs Engineering, Precision Castparts and IHS Inc; Energy, which was aided by holdings in Cameron International, Weatherford International and Global Santa Fe; and Technology, whose returns were driven by holdings in Research in Motion, MEMC Electronics and Ansys. The worst performing segments were Utilities and Consumer Staples. The worst performing sectors for the Fund were Utilities, which was hurt by its underweight versus the Russell Mid Cap Growth Index in the group as well as its position in AES Corp and Consumer Staples, whose holdings in McCormick & Co and Supervalu hurt performance.

In last year's letter, we identified four themes to watch in 2007. The first of these themes - increased M&A activity, played out and the fund benefited, as its holdings in Business Objects, Global Santa Fe, Hilton, Hyperion Solutions, Stations Casinos, and Medimmune were all acquired during the fiscal year. The second theme of large cap outperformance also came to pass, as the S&P 500's return of 7.72% easily outpaced the 0.49% return for the Russell 2000 Index/5/ during the 12 month period ended November 30th. The third theme, interest rates by the Federal Reserve also occurred, as the Federal Reserve cut the Federal Funds rate (the interest rate that banks charge one another) from 5.25% to 4.50% through two cuts and the Discount rate (the rate at which member banks can borrow funds directly from a Federal Reserve Bank) from 6.25% to 5% through three cuts.

Note, on December 11th, the Federal Reserve acted again and cut both the Federal Funds and the Discount rates a further 25 basis points.

We expect to pay attention to several key items in 2008. Among the themes we'll likely consider are 1) the sustainability of growth in China - China has been producing double digit growth in its Gross Domestic Product as it prepares for the Olympic games in 2008. The question is whether the growth is sustainable or will it slow down? If growth slows to 7-9%, still a very respectable growth rate, it will still represent a slowdown and the question remains who in the world will pick up the slack? We suspect that growth will in fact slow for China in the second half of the year. 2) 2007 was a year that financial stocks would like to forget as concerns over credit quality and bad loans sent the stocks sharply lower. We suspect that at some point in 2008, the group becomes a market leader but not before it undergoes one more round of corrections. 3) Large cap and growth return to leadership roles in 2007 after several years of outperformance of small cap and value stocks. We would expect this leadership trend to continue as both large cap and growth stocks should benefit from the greater growth overseas and the weaker dollar. That being said, we would not be surprised to see these two trends reverse as we exit 2008, if China does in fact slow and if financials, a major portion of the value benchmarks, regain their footing.

After the run enjoyed by midcap stocks in the past year, we do not consider the group to be particularly undervalued at current levels, though we do believe there are more relative values in midcap growth stocks than in midcap value stocks. We plan to continue to attempt to find companies we believe will be or are leaders in their industry and can demonstrate strong earnings growth and/or product cycles. The Fund continues to be constructed as a well-diversified portfolio of high quality companies we believe have strong fundamentals and reasonable valuations. We plan to continue to focus on multinational companies because we expect to continue to believe that growth will be greater overseas than domestically.

We thank you for your continued support.


--------------------------
Paul Kandel
Portfolio Manager

1 The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. An investment cannot be made directly in an index.

2 The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

4 The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. An investment cannot be made directly in an index.

5 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. An investment cannot be made directly in an index.

                                                   Sentinel Mid Cap Growth Fund
                                                                    (Continued)


Performance Notes
(Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Sentinel Mid Cap Growth Fund Performance -- Class A shares 10 Years ended
11/30/07

                                              Sentinel
                                                Mid
                                      Russell   Cap
                                S&P   Midcap   Growth
                                500   Growth    Fund
                               Total   Total  Class A
Date                           Return Return   Shares
----                           ------ ------- --------
11/30/1997.................... 10000   10000    9498
                               10172   10131    9756
12/31/1998.................... 13079   11941   11289
                               15831   18066   15613
12/31/2000.................... 14389   15944   15632
                               12679   12731   11765
12/31/2002....................  9877    9242    8858
                               12710   13189   12560
12/31/2004.................... 14093   15231   14069
                               14785   17074   14544
12/31/2006.................... 17121   18893   15202
11/30/2007.................... 18187   20994   17972

Sentinel Mid Cap Growth Fund Performance -- Class B shares From inception through 11/30/07

                                              Sentinel
                                                Mid
                                      Russell   Cap
                                S&P   Midcap   Growth
                                500   Growth    Fund
                               Total   Total  Class B
Date                           Return Return   Shares
----                           ------ ------- --------
1/12/1998..................... 10000   10000   10000
                               13445   12631   12173
12/31/1999.................... 16274   19109   16644
                               14792   16864   16515
12/31/2001.................... 13034   13466   12298
                               10154    9775    9164
12/31/2003.................... 13066   13951   12849
                               14488   16110   14379
12/31/2005.................... 15200   18059   14865
                               17600   19984   15538
11/30/2007.................... 18697   22206   18369

Sentinel Mid Cap Growth Fund Performance -- Class C shares From inception through 11/30/07

                                              Sentinel
                                                Mid
                                      Russell   Cap
                                S&P   Midcap   Growth
                                500   Growth    Fund
                               Total   Total  Class C
Date                           Return Return   Shares
----                           ------ ------- --------
3/30/2000..................... 10000   10000   10000
                                8827    7358    8461
12/31/2001....................  7778    5876    6289
                                6059    4265    4674
12/31/2003....................  7797    6087    6523
                                8646    7029    7211
12/31/2005....................  9070    7880    7360
                               10503    8720    7604
11/30/2007.................... 11157    9689    8880

Sentinel Mid Cap Growth Fund Performance -- Class I shares 10 Years ended
11/30/07

                                              Russell    Sentinel Mid
                                               Midcap     Cap Growth
                                 S&P 500    Growth Total Fund Class I
Date                           Total Return    Return       Shares
----                           ------------ ------------ ------------
11/30/1997....................  1000000.00   1000000.00   1000000.00
                                1017200.00   1013100.00   1027200.00
12/31/1998....................  1307900.00   1194100.00   1188600.00
                                1583100.00   1806600.00   1643800.00
12/31/2000....................  1438900.00   1594400.00   1645800.00
                                1267900.00   1273100.00   1238700.00
12/31/2002....................   987700.00    924200.00    932600.00
                                1271000.00   1318900.00   1322400.00
12/31/2004....................  1409300.00   1523100.00   1481200.00
                                1478500.00   1707400.00   1531300.00
12/31/2006....................  1712100.00   1889300.00   1600600.00
11/30/2007....................  1818700.00   2099400.00   1895100.00

Note that Fund performance for Class A shares reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class B and C shares reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios as of November 30, 2007 for Sentinel Mid Cap Growth Fund Class A, B, C & I shares; A -1.34%, B - 2.51%, C - 2.64%, I - 0.85%. Expense ratio data is sourced from the annual report dated 11/30/07.

Each Fund, except the U.S. Treasury Money Market Fund, has adopted a redemption fee. For the Mid Cap Growth Fund, a fee of 1% will be assessed on the redemption of shares held for 15 calendar days or less.

Midsized company stocks can be more volatile than large company stocks.

The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. An investment cannot be made directly in an index.

The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Mid Cap Growth Fund
(Continued)


Average Annual Total Return As of November 30, 2007

                         Without Sales Charge                  With Sales Charge
                       ------------------------            ------------------------
             Inception                             Since                               Since
Class Symbol   Date     1 yr  3 yr   5 yr  10 yr Inception  1 yr  3 yr   5 yr  10 yr Inception
----- ------ --------- -----  ----  -----  ----- --------- -----  ----  -----  ----- ---------
A     SNTNX   9/15/69  15.99% 9.51% 13.76% 6.59%    9.66%  10.20% 7.65% 12.60% 6.04%    9.51%
B     SMGBX   1/12/98  14.57  8.34  12.53    --     6.35   10.57  7.48  12.28    --     6.35
C     SMGCX   3/30/00  14.45  8.17  12.27    --    -1.54   13.45  8.17  12.27    --    -1.54
I     SIMGX   8/27/07  16.17  9.57  13.79  6.60     9.66      --    --     --    --       --

Full offering price performance data for Class A shares reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown without sales charge in the accompanying table reflects expenses and management fees but no sales charge.

The following are total annual operating expense ratios as of November 30, 2007 for Sentinel Mid Cap Growth Fund Class A, B, C & I shares; A - 1.34%, B - 2.51%, C - 2.64%, I - 0.85%. Expense ratio data is sourced from the annual report dated 11/30/07.

Each Fund, except the U.S. Treasury Money Market Fund, has adopted a redemption fee. For the Mid Cap Growth Fund, a fee of 1% will be assessed on the redemption of shares held for 15 calendar days or less.

Midsized company stocks can be more volatile than large company stocks.

Class A shares performance includes a deduction for the Fund's maximum 5% sales charge. A Contingent Deferred Sales Charge (CDSC) of up to 1% may apply to investments of $1,000,000 or more which are redeemed within 18 months. See the Prospectus. Class B and C shares performance includes a deduction for the maximum CDSC: B shares 4% and C shares 1%. CDSCs decline to 0% over periods of one to seven years, depending on the share class and amount invested.

Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus. Performance of the Class I shares prior to August 27, 2007 is based on the adjusted performance of the Fund's Class A shares.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

                                                   Sentinel Mid Cap Growth Fund
                                                                    (Continued)


Top Sectors

Sector                                             Percent of Net Assets
------                                             ---------------------
Industrials.......................................         19.9%
Information Technology............................         19.2%
Health Care.......................................         14.0%
Consumer Discretionary............................         13.9%
Energy............................................         13.1%
Materials.........................................          7.3%
Financials........................................          6.7%
Consumer Staples..................................          3.3%
Telecommunication Services........................          1.4%
Utilities.........................................          1.1%

Top 10 Holdings*

Description                                        Percent of Net Assets
-----------                                        ---------------------
Jacobs Engineering Group, Inc.....................          2.1%
MEMC Electronic Materials, Inc....................          1.9%
Precision Castparts Corp..........................          1.9%
BE Aerospace, Inc.................................          1.8%
Covance, Inc......................................          1.8%
IHS, Inc..........................................          1.7%
Cameron Int'l. Corp...............................          1.7%
Praxair, Inc......................................          1.7%
Goodrich Corp.....................................          1.6%
Tempur-Pedic Int'l., Inc..........................          1.5%
                                                           ----
   Total of Net Assets............................         17.7%
                                                           ----

* "Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30,2007

                                                            Value
                                                   Shares  (Note 2)
                                                   ------ -----------
Common Stocks 99.9%
Consumer Discretionary 13.9%
Abercrombie & Fitch Co............................ 21,000 $ 1,722,840
Apollo Group, Inc. *.............................. 28,000   2,142,560
Cablevision Systems Corp.......................... 44,000   1,189,320
Coach, Inc. *..................................... 53,500   1,986,990
Dick's Sporting Goods, Inc. *..................... 66,000   2,063,160
GameStop Corp. *.................................. 38,500   2,211,825
Int'l. Game Technology............................ 46,000   2,008,360
Nordstrom, Inc.................................... 50,000   1,677,000
Starwood Hotels & Resorts Worldwide, Inc.......... 25,000   1,342,000
Strayer Education, Inc............................ 13,500   2,441,610
Tempur-Pedic Int'l., Inc.......................... 83,000   2,464,270
Tiffany & Co...................................... 41,000   1,903,630
                                                          -----------
                                                           23,153,565
                                                          -----------
Consumer Staples 3.3%
HJ Heinz Co....................................... 37,500   1,773,750
McCormick & Co., Inc.............................. 52,500   2,006,025
Whole Foods Market, Inc........................... 41,500   1,784,915
                                                          -----------
                                                            5,564,690
                                                          -----------
Energy 13.1%
Cameron Int'l. Corp. *............................ 30,000   2,796,900
Continental Resources Inc/OK *.................... 67,000   1,595,940
Grant Prideco, Inc. *............................. 23,500   1,130,350
Noble Energy, Inc................................. 27,700   1,995,508
Oceaneering Int'l. Inc *.......................... 22,500   1,435,725
Range Resources Corp.............................. 48,500   1,972,980
SandRidge Energy, Inc. *.......................... 47,600   1,511,300
Smith Int'l., Inc................................. 19,000   1,191,680
Southwestern Energy Co. *......................... 40,000   1,990,800
Transocean, Inc................................... 14,033   1,926,611
Weatherford Int'l., Ltd. *........................ 34,500   2,160,390
Williams Cos, Inc................................. 61,000   2,117,310
                                                          -----------
                                                           21,825,494
                                                          -----------
Financials 6.7%
Affiliated Managers Group, Inc. *................. 16,500   2,050,125
CME Group, Inc....................................  3,100   2,041,660
Financial Select Sector SPDR Fund *............... 45,500   1,410,500
IntercontinentalExchange, Inc. *.................. 12,000   2,003,520
Invesco PLC ADR................................... 72,500   1,903,125
T Rowe Price Group, Inc........................... 27,500   1,690,700
                                                          -----------
                                                           11,099,630
                                                          -----------
Health Care 14.0%
BioMarin Pharmaceuticals, Inc. *.................. 59,500   1,636,250
Covance, Inc. *................................... 33,500   2,925,555
Dentsply Int'l. Inc............................... 46,500   1,989,270
Gen-Probe, Inc. *................................. 35,000   2,341,150
Hologic, Inc. *................................... 34,000   2,257,260
Hospira, Inc. *................................... 28,100   1,216,730
PDL BioPharma, Inc. *............................. 45,500     805,805
Quest Diagnostics, Inc............................ 40,000   2,202,400
Shire PLC ADR..................................... 32,000   2,270,400
St. Jude Medical, Inc. *.......................... 48,000   1,908,000
Varian Medical Systems, Inc. *.................... 29,000   1,448,840
VCA Antech, Inc. *................................ 55,500   2,277,165
                                                          -----------
                                                           23,278,825
                                                          -----------
Industrials 19.9%
Ametek, Inc....................................... 40,000   1,760,000
BE Aerospace, Inc. *.............................. 63,500   2,984,500
Corrections Corp of America *..................... 74,000   2,257,740
Expeditors Int'l. Washington, Inc................. 25,500   1,196,460
Geo Group, Inc. *................................. 80,000   2,036,800
Goodrich Corp..................................... 36,500   2,602,085
IHS, Inc. *....................................... 41,000   2,875,740

   The accompanying notes are an integral part of the financial statements.

Sentinel Mid Cap Growth Fund
(Continued)


                                                                 Value
                                                     Shares     (Note 2)
                                                   ---------- ------------
JA Solar Holdings Co Ltd. ADR *...................   36,400   $  2,159,976
Jacobs Engineering Group, Inc. *..................   42,500      3,560,225
Precision Castparts Corp..........................   21,000      3,094,140
Republic Services, Inc............................   57,000      1,890,690
Ritchie Bros Auctioneers, Inc.....................   25,000      1,852,500
Roper Industries, Inc.............................   37,200      2,360,340
Stericycle, Inc. *................................   41,300      2,430,505
                                                              ------------
                                                                33,061,701
                                                              ------------
Information Technology 19.2%
Activision, Inc. *................................  103,500      2,292,525
Adtran, Inc.......................................   70,500      1,529,145
Amphenol Corp.....................................   50,400      2,184,840
Ansys, Inc. *.....................................   61,500      2,389,890
Autodesk, Inc. *..................................   44,000      2,071,960
Ciena Corp. *.....................................   48,500      2,133,030
Cognizant Technology Solutions Corp. *............   71,500      2,223,650
Cypress Semiconductor Corp. *.....................   25,000        830,500
Electronic Arts, Inc. *...........................   37,000      2,079,030
Equinix, Inc. *...................................   23,000      2,394,530
McAfee, Inc. *....................................   53,000      2,064,350
MEMC Electronic Materials, Inc. *.................   41,000      3,180,780
Network Appliance, Inc. *.........................   63,000      1,556,730
Nuance Communications, Inc. *.....................   37,500        756,750
Nvidia Corp. *....................................   63,500      2,002,790
Research In Motion Ltd. *.........................   20,700      2,356,074
                                                              ------------
                                                                32,046,574
                                                              ------------
Materials 7.3%
Agrium, Inc.......................................   35,000      2,024,400
Allegheny Technologies, Inc.......................   22,800      2,228,700
Carpenter Technology Corp.........................   32,000      2,414,400
Freeport-McMoRan Copper & Gold, Inc...............   12,500      1,236,625
Praxair, Inc......................................   32,600      2,783,388
Steel Dynamics, Inc...............................   30,500      1,534,455
                                                              ------------
                                                                12,221,968
                                                              ------------
Telecommunication Services 1.4%
NII Holdings, Inc. *..............................   42,500      2,344,300
                                                              ------------
Utilities 1.1%
AES Corp. *.......................................   85,500      1,868,175
                                                              ------------
Total Common Stocks (Cost $124,465,609)...........             166,464,922
                                                              ------------

                                                   Principal
                                                     amount
                                                   (M=$1,000)
                                                   ----------
Corporate Short-Term Notes 2.3%
American Express Credit
  4.44%, 12/05/07.................................   1,800M      1,799,112
                                                              ------------
Chevron Funding
  4.45%, 12/03/07.................................   2,000M      1,999,506
                                                              ------------
Total Corporate
  Short-Term Notes
  (Cost $3,798,618)...............................               3,798,618
                                                              ------------
Total Investments 102.2% (Cost $128,264,227)+.....             170,263,540
Excess of Liabilities
  Over Other
  Assets (2.2)%...................................              (3,636,607)
                                                              ------------
Net Assets 100.0%.................................            $166,626,933
                                                              ============

*  Non-income producing

+ Cost for federal income tax purposes is $128,264,227. At November 30, 2007 unrealized appreciation for federal income tax purposes aggregated $41,999,313 of which $43,677,075 related to appreciated securities and $1,677,762 related to depreciated securities.

ADR- American Depository Receipt

SPDR- Standard & Poor's Depository Receipts

Sentinel Mid Cap Value Fund
(Unaudited)

Although growth is slowing in the U.S. and Europe, the economies of the developing world continue to accelerate. This along with a weak dollar benefits U.S. exporters, which bodes well for U.S. trade and acts as a countervailing force to weaker areas of the economy.

The Sentinel Mid Cap Value Fund Class A shares returned 10.96% for the fiscal year ending November 30, 2007. This compared to the Russell Midcap Value Index/1/, which returned 0.70% for the same time period.

The Fund invests in a focused portfolio of 35 to 45 businesses with strong risk/return profiles that are purchased at attractive valuations with the intended goal of delivering solid long-term investment returns.

The second half of the fiscal year has been characterized by volatility in the equity markets as investors digested a variety of data that point to a slowing domestic economy and dislocations in the credit markets.

The Fund's strong performance relative to its benchmark was driven by overweight positions in the Energy and Industrial sectors and underweight positions in the Consumer Discretionary and Financial sectors. Strong stock selection in the Energy, Industrials and Consumer Staples sectors offset weaker performance of Consumer Discretionary names. Stocks that contributed most to performance were Golar LNG, Keppel LTD and Bunge.

Looking to 2008 the performance of the equity markets will depend on three key factors: consumer behavior, capital spending and trade. We expect consumer spending, which accounts for almost 70 percent of domestic economic activity, will be buffeted in the months ahead by strengthening headwinds of a housing recession. The magnitude of change in consumer spending is difficult to forecast because it depends on psychology and confidence. Any source of economic growth that creates jobs or boosts incomes holds potential to offset some of housing's impact on consumers.

Capital spending levels are unlikely to provide an offset to slower consumer spending, although the trade outlook is more positive. Corporate balance sheets are strong and cash levels are high, but earnings growth has been slowing and business confidence has recently begun to deteriorate. Domestic capital spending is therefore unlikely to accelerate and bolster economic growth in a meaningful way. Although growth is slowing in the U.S. and Europe, the economies of the developing world continue to accelerate. This along with a weak U.S. dollar benefits U.S. exporters, which bodes well for U.S. trade and acts as a countervailing force to weaker areas of the economy.

Putting it all together, U.S. economic growth appears likely to decelerate, rendering current earnings forecasts too optimistic. This may contribute to continued pressure on the equity markets. There are, however, grounds for measured optimism. While credit is tighter, liquidity remains ample. If consumer confidence holds up moderately well and the dollar remains orderly, a serious decline in economic activity may be avoided.

In the current setting we remain cautious and opportunistic. We will continue to exploit the inevitable periods of downside market volatility as we look to establish or build positions in the equity of businesses that we believe hold the potential to produce superior long term investment returns. As always, we look for companies with strong managements and sound finances that are well-positioned to demonstrate large gains in free cash flow in the years ahead.


/s/ Michael A. Steinberg
--------------------------
Michael A. Steinberg
Portfolio Manager

/s/ William S. Auslander
--------------------------
William S. Auslander
Portfolio Manager

1 The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates. An investment cannot be made directly in an index.

Sentinel Mid Cap Value Fund
(Continued)


Performance Notes
(Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Sentinel Mid Cap Value Fund Performance -- Class A shares and Class C shares From inception through 11/30/07

                               Russell
                               Midcap
                                Value  Class  Class
                                Total    C      A
Date                           Return  shares shares
----                           ------- ------ ------
4/3/2000......................  10000  10000   9505
                                11799  12563  12005
12/31/2001....................  12073  13454  12948
                                10909  11668  11314
12/31/2003....................  15062  15668  15287
                                18632  18899  18577
12/31/2005....................  20989  21210  21014
                                25232  24612  24559
11/30/2007....................  25151  26915  27035

Sentinel Mid Cap Value Fund Performance -- Class I shares From inception through 11/30/07

4/3/2000...................... 1000000.00 1000000.00
                               1179900.00 1265300.00
12/31/2001.................... 1207300.00 1367600.00
                               1090900.00 1197200.00
12/31/2003.................... 1506200.00 1623500.00
                               1863200.00 1977500.00
12/31/2005.................... 2098900.00 2242000.00
                               2523200.00 2626600.00
11/30/2007.................... 2515100.00 2902500.00
11/30/2007.................... 2515100.00 2902500.00

Average Annual Total Return As of November 30, 2007

                              Without Sales Charge                  With Sales Charge
                              -------------------                  -------------------
             Inception                               Since                               Since
Class Symbol   Date     1 yr   3 yr    5 yr  10 yr Inception 1 yr   3 yr   5 yr  10 yr Inception
----- ------ --------- -----  -----   -----  ----- --------- ----  -----  -----  ----- ---------
  A   SYVAX   4/3/00   10.96% 13.96%  18.68%  --     14.62%  5.43% 12.03% 17.46%  --     13.86%
  C   SYVCX   4/3/00   10.19  13.09   17.82   --     13.80   9.19  13.09  17.82   --     13.80
  I   SYVIX   4/3/00   11.47  14.31   19.03   --     14.93     --     --     --   --        --

Note that Fund performance for Class A shares reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class C shares reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The Mid Cap Value Fund is a successor to the Synovus Mid Cap Value Fund, which was a successor to a similarly managed collective investment fund, which commenced operations on April 3, 2000. Performance from October 24, 2001 to
May 4, 2007 is based on the Synovus Mid Cap Value Fund's Class A or Class C shares, as applicable, adjusted for the current maximum sales load. Performance from October 12 to October 24, 2001 is based on the Synovus Mid Cap Value Fund's Institutional Class shares, adjusted for the current maximum sales load. Performance prior to October 12, 2001 is based on the performance of the collective investment fund, adjusted for higher expenses and the current maximum sales load. Performance has not been adjusted for the higher 12b-1 fee of the Fund's Class A shares as compared to the Synovus Mid Cap Value Fund's Class A shares. If it had, returns would be lower. For the Mid Cap Value Fund Class I shares performance from October 12, 2001 to May 4, 2007 is based on the Synovus Mid Cap Value Fund's Institutional Class shares. Performance prior to October 12, 2001 is based on the performance of the collective investment fund, adjusted for higher expenses.

The following are total annual operating expense ratios as of November 30, 2007 for Sentinel Mid Cap Value Fund Class A, C & I shares; A - 1.80%, C - 2.03%,
I - 0.89%. Expense ratio data is sourced from the annual report dated 11/30/07.

Each Fund, except the U.S. Treasury Money Market Fund, has adopted a redemption fee. For the Mid Cap Value Fund, a fee of 1% will be assessed on the redemption of shares held for 15 calendar days or less.

Midsized company stocks can be more volatile than large company stocks.

The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates. An investment cannot be made directly in an index.

The Fund is non-diversified and will hold fewer securities than a diversified portfolio. The Fund may be more affected by the performance of a particular stock, either positively or negatively, than a more broadly diversified fund.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

                                                    Sentinel Mid Cap Value Fund
                                                                    (Continued)


Top Sectors

Sector                                                  Percent of Net Assets
------                                                  ---------------------
Energy.................................................         22.9%
Industrials............................................         13.7%
Health Care............................................          9.1%
Financials.............................................          8.1%
Materials..............................................          7.8%
Utilities..............................................          7.4%
Consumer Discretionary.................................          6.0%
Consumer Staple........................................          5.6%
Information Technology.................................          1.9%

Top 10 Holdings*

Description                                             Percent of Net Assets
-----------                                             ---------------------
Golar LNG Ltd..........................................          5.7%
Arch Capital Group Ltd.................................          4.4%
Lions Gate Entertainment Corp..........................          4.4%
Keppel Corp Ltd........................................          4.3%
Bunge Ltd..............................................          3.9%
Delta Petroleum Corp...................................          3.9%
Int'l. Flavors & Fragrances, Inc.......................          3.7%
Thermo Fisher Scientific, Inc..........................          3.6%
Petroleum Development Corp.............................          3.5%
Gulfmark Offshore, Inc.................................          3.5%
                                                                ----
   Total of Net Assets.................................         40.9%
                                                                ----

* " Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities at November 30,2007

                                                                     Value
                                                         Shares     (Note 2)
                                                        --------- ------------
Common Stocks 78.0%
Consumer Discretionary 5.9%............................
Comcast Corp. *........................................    57,600 $  1,183,104
Lions Gate Entertainment Corp. *                          626,800    5,785,364
Source Interlink Cos., Inc. *                             120,000      241,200
Triarc Cos., Inc.......................................    75,600      638,820
                                                                  ------------
                                                                     7,848,488
                                                                  ------------
Consumer Staple 3.9%
Bunge Ltd..............................................    46,300    5,201,342
                                                                  ------------
Energy 22.9%
Delta Petroleum Corp. *................................   331,000    5,087,470
Golar LNG Ltd..........................................   353,900    7,534,531
Gulfmark Offshore, Inc. *..............................   104,000    4,621,760
Newpark Resources *....................................   380,100    2,044,938
Petroleum Development Corp. *                              92,100    4,666,707
Pioneer Natural Resources Co.                              71,900    3,204,583
Rowan Cos., Inc........................................    47,500    1,681,500
SEACOR Holdings, Inc. *................................     8,600      778,902
Transocean, Inc........................................     4,407      605,103
                                                                  ------------
                                                                    30,225,494
                                                                  ------------
Financials 8.1%
Arch Capital Group Ltd. *..............................    83,200    5,805,696
Unum Group.............................................    27,700      688,068
Willis Group Holdings Ltd..............................   103,300    4,125,802
                                                                  ------------
                                                                    10,619,566
                                                                  ------------
Health Care 9.1%
Health Net, Inc. *.....................................    18,000      874,440
Hospira, Inc. *........................................    61,000    2,641,300
Laboratory Corp of
America Holdings *.....................................    22,300    1,620,541
Quest Diagnostics, Inc.................................    37,400    2,059,244
Thermo Fisher Scientific, Inc. *                           82,500    4,755,300
                                                                  ------------
                                                                    11,950,825
                                                                  ------------
Industrials 11.0%
Discovery Holding Co. *................................    75,100    1,836,946
Grupo Aeroportuario del Pacifico SA de CV ADR
                                                           32,459    1,490,842
Horizon Lines, Inc.....................................    85,100    1,694,341
Keppel Corp Ltd. ADR...................................   303,200    5,631,940
Textron, Inc...........................................    40,600    2,803,430
WESCO Int'l.,Inc. *....................................    26,000    1,052,480
                                                                  ------------
                                                                    14,509,979
                                                                  ------------
Information Technology 1.9%............................
Xerox Corp.............................................   150,900    2,547,192
                                                                  ------------
Materials 7.8%
Denison Mines Corp. *..................................   248,900    2,302,325
Ingersoll-Rand Co Ltd..................................    59,700    3,082,908
Int'l. Flavors &
Fragrances, Inc........................................    96,300    4,828,482
                                                                  ------------
                                                                    10,213,715
                                                                  ------------
Utilities 7.4%.........................................
Constellation Energy Group, Inc.                           37,500    3,757,875
Mirant Corp. *.........................................   112,800    4,352,952
SCANA Corp.............................................    39,000    1,661,790
                                                                  ------------
                                                                     9,772,617
                                                                  ------------
Total Common Stocks
  (Cost $ 76,753,285)..................................            102,889,218
                                                                  ------------
Foreign Stocks 4.4%
Norway 4.4%............................................
Eitzen Chemical ASA *..................................   323,300    1,509,231
Lighthouse Caledonia ASA * (a)                             29,433       50,409
Marine Harvest *....................................... 3,462,800    2,156,848
Stolt-Nielsen SA.......................................     8,500      213,304
Wilh Wilhelmsen ASA....................................    48,450    1,933,494
                                                                  ------------
Total Foreign Stocks
  (Cost $ 6,202,276)...................................              5,863,286
                                                                  ------------

   The accompanying notes are an integral part of the financial statements.

Sentinel Mid Cap Value Fund
(Continued)


                                                        Principal
                                                          Amount      Value
                                                        (M=$1,000)   (Note 2)
                                                        ---------- ------------
Corporate Short-Term Notes 4.2%
Prudential Fund
  4.4%, 12/05/07.......................................
  (Cost $ 5,497,311)...................................   5,500M   $  5,497,311
                                                                   ------------
U.S. Government Obligations 12.7%
Federal Home Loan Bank 12.7%...........................
Agency Discount Notes:
  4.3%, 12/03/07.......................................   8,500M      8,497,969
  4.2%, 12/07/07.......................................   8,300M      8,294,190
                                                                   ------------
Total U.S. Government Obligations
  (Cost $ 16,792,159)..................................              16,792,159
                                                                   ------------
Total Investments 99.3%
  (Cost $105,245,031)+.................................             131,041,974
Other Assets in Excess of Liabilities 0.7%.............                 922,690
                                                                   ------------
Net Assets 100.0%                                                  $131,964,664
                                                                   ============

*  Non-income producing

+ Cost for federal income tax purposes is $105,245,031. At November 30, 2007 unrealized appreciation for federal income tax purposes aggregated $25,796,943 of which $30,945,008 related to appreciated securities and $5,148,065 related to depreciated securities.

(a)Illiquid security. As of November 30, 2007, the market value of the illiquid security amounted to $50,409 or 0.04% of net assets.

ADR - American Depository Receipt

Sentinel Short Maturity Government Fund
(Unaudited)

The investment goal of the Fund is to provide a high level of current income and limited fluctuations in principal value by investing primarily in U.S. government bonds, including its agencies and instrumentalities.

For the fiscal year ending November 30, 2007, the Sentinel Short Maturity Government Fund Class A shares returned 5.16%. By comparison, the Lehman Brothers 1-3 Year U.S. Government Bond Index/1/ returned 6.81%, the Lehman Brothers Fixed Rate Agency Mortgage Backed Securities Index/2/ returned 6.71% and the Morningstar Short Government Category/3/ returned 5.51% for the same period.

The investment goal of the Fund is to provide a high level of current income and limited fluctuations in principal value by investing primarily in U.S. government bonds, including its agencies and instrumentalities. The Fund attempts to earn a competitive yield and rate of return between that of a money market fund and an intermediate government bond fund. At least 80% of the Fund's net assets are invested in U.S. government securities with average lives, at the time of purchase, of three years or less. The investment style of the Fund has been to have at least 95% of assets invested in all market environments, with a primary focus on yield, as the price appreciation/depreciation of short-maturity securities has been fairly limited over a 12-month investment horizon. In addition, yield and total return are highly and positively correlated for short duration instruments over short-term investment horizons. The Fund's target duration has been 2.0 years. Given its emphasis on yield, the Fund may temporarily lag in performance relative to short-term U.S. Treasury securities if short-term interest rates decline sharply.

During the fiscal year, the bond market provided investors with modest returns, with most of the positive performance coming in the last few months of the period. The Federal Reserve Board abruptly abandoned their inflation bias in an effort to stem the ongoing contraction in the housing market. The Fed lowered the Federal Funds target to 4.50% and sharply reduced the Discount Rate to 5.0% in order to inject liquidity into a troubled financing market. Delinquencies and defaults rose sharply on sub-prime mortgage loans while the bonds they collateralized plunged in value in an unprecedented manner. The Sentinel Short Maturity Government Fund has no exposure, and never had, to sub-prime mortgage bonds. All of the Fund's mortgage-backed securities holdings are U.S. Agency-backed by FHLMC, FNMA, or GNMA.

Interest rates fell during the period as the Federal Reserve cut rates. The U.S. Treasury 2-Year Note - the U.S. Treasury security most sensitive to changes in Federal Reserve policy - fell 161 basis points to 3.00%, while the U.S. Treasury 10-year Note declined 52 basis points to 3.94%.

The 30-year U.S. Treasury bond closed the period at 4.38% down 18 basis points. As measured by the 2-year U.S. Treasury note to 30-year bond yield differential, the U.S. Treasury yield curve steepened 143 basis points over the twelve-month period, beginning the period with a slight inversion. Short and intermediate securities generally outperformed those of longer duration given the interest rate move.

As of November 30, 2007, the Sentinel Short Maturity Government Fund's effective duration was 1.5 years, basically unchanged from a year ago. Exposure to agency-backed mortgage securities was 98% of assets with the other 2% in cash. The Fund underperformed the Lehman Brothers 1-3 year Government Bond Index and its Morningstar peer group due to its shorter duration and lack of U.S. Treasury exposure.

As always we look forward to helping you achieve your investment goals and objectives, and we thank you for your support.


/s/ David M. Brownlee
--------------------------
David M. Brownlee, CFA
Portfolio Manager

1 The Lehman Brothers 1-3 Year U.S. Government Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. An investment cannot be made directly in an index.

2 The Lehman Brothers Fixed Rate MBS Index is an unmanaged index comprising all fixed-rated securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). An investment cannot be made directly in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Short Maturity Government Fund
(Continued)



Performance Notes
(Unaudited)

Graph ending values are based upon an initial investment of $10,000, or in the case of Class S shares $50,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments. com for the most current month-end performance information.

Sentinel Short Maturity Government Fund Performance-- Class A shares and Class C shares 10 Years ended 11/30/07

                      Lehman
                     Brothers               Sentinel   Sentinel
                      Fixed      Lehman      Short      Short
                       Rate   Brothers 1-3  Maturity   Maturity
                      Agency      Year     Government Government
                       MBS     Government  Fund Class Fund Class
Date                  Index      Index      C Shares   A Shares
----                 -------- ------------ ---------- ----------
11/30/1997..........  10000      10000       10000       9704
                      10091      10067       10051       9762
12/31/1998..........  10793      10768       10573      10374
                      10994      11088       10774      10686
12/31/2000..........  12221      11994       11480      11509
                      13225      13018       12096      12256
12/31/2002..........  14382      13800       12771      13078
                      14823      14078       12829      13273
12/31/2004..........  15521      14229       13005      13578
                      15926      14475       13061      13743
12/31/2006..........  16758      15072       13387      14255
11/30/2007..........  17864      16093       13543      14991

Sentinel Short Maturity Government Fund Performance -- Class S shares From inception through 11/30/07

                                  Lehman
                                 Brothers               Sentinel
                                  Fixed      Lehman      Short
                                   Rate   Brothers 1-3  Maturity
                                  Agency      Year     Government
                                   MBS     Government  Fund Class
Date                              Index      Index      S Shares
----                             -------- ------------ ----------
3/4/2005........................  50000      50000       50000
12/31/2005......................  51270      50965       50460
12/31/2006......................  53950      53065       52075
11/30/2007......................  57510      56660       54515

Average Annual Total Return As of November 30, 2007

                             Without Sales Charge                With Sales Charge
                       --------------------------------  --------------------------------
             Inception                    10     Since                      10     Since
Class Symbol   Date     1yr   3yr   5yr   yr   Inception  1yr  3 yr  5 yr   yr   Inception
----- ------ --------- ----  ----  ----  ----  --------- ----  ----  ----  ----  ---------
  A   SSIGX   3/27/95  5.16% 3.44% 2.95% 4.45%   4.93%   1.99% 2.39% 2.33% 4.13%   4.67%
  C   SCCSX    6/1/06  1.04  1.42  1.34  3.08    3.66    0.04  1.42  1.34  3.08    3.66
  S   SSSGX    3/4/05  4.60    --    --    --    3.20    4.60    --    --    --    3.20

Note that Fund performance for Class A shares reflects the maximum 3% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class C shares reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that Fund performance for Class S shares reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the index does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return at Net Asset Value in the accompanying table reflects expenses and management fees but no CDSC.

The following are total annual operating expense ratios as of November 30, 2007 for Sentinel Short Maturity Government Fund Class A, C, & S shares; A -1.07%, C-5.37%, S -1.58%. Expense ratio data is sourced from the annual report dated 11/30/07.

Each Fund, except the U.S. Treasury Money Market Fund, has adopted a redemption fee. For the Short Maturity Government Fund, a fee of 1% will be assessed on the redemption of shares held for 15 calendar days or less.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally increase when interest rates fall and generally decrease when interest rates rise. A fund's investments in mortgage backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. An investment cannot be made directly in an index.

The Lehman Brothers Fixed Rate MBS Index is an unmanaged index comprising all fixed-rated securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). An investment cannot be made directly in an index.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

                                        Sentinel Short Maturity Government Fund
                                                                    (Continued)


Average Effective Duration

                                                        Percent of
                                                   Fixed Income Holdings
                    Duration                       ---------------------
Less than 1 yr....................................         36.4%
1 yr. to 2.99 yrs.................................         52.4%
3 yrs. to 3.99 yrs................................          9.4%
4 yrs. to 5.99 yrs................................          1.8%

Average Effective Duration (for all Fixed Income Holdings) 1.5 years**

Top 10 Holdings*

                                                          Maturity Percent of
Description                                        Coupon   Date   Net Assets
-----------                                        ------ -------- ----------
FHRR R007 AC...................................... 5.875% 05/15/16    11.5%
FHR 2388 BG.......................................  6.50% 12/15/31     9.3%
GNR 02-41 TE......................................  6.00% 07/16/31     7.9%
FHR 2435 HL.......................................  6.50% 09/15/31     7.4%
FHR 2495 VB.......................................  6.00% 09/15/17     6.6%
FHR 3176 HA.......................................  6.00% 02/15/28     5.5%
FHRR R006 AK......................................  5.75% 12/15/18     5.2%
FHLMC J05907......................................  6.00% 08/01/19     4.9%
FHR 2492 PE.......................................  6.00% 01/15/22     4.8%
GNMA 781109.......................................  7.00% 11/15/14     2.8%
   Total of Net Assets............................                    65.9%

* "Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings below.

** The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

Investment in Securities at November 30,2007

                                                    Principal
                                                     Amount      Value
                                                   (M=$ 1,000)  (Note 2)
                                                   ----------- -----------
U.S. Government Obligations 96.3%
U.S. Government Agency Obligations 96.3%
Federal Home Loan Mortgage
Corporation 66.8%
Collateralized Mortgage Obligations:
FHR 2835 VK
   5.5%, 11/15/12.................................    1,131M   $ 1,139,924
FHRR R007 AC
   5.875%, 05/15/16...............................   17,593M    17,836,128
FHR 2353 TD
   6%, 09/15/16...................................      281M       291,069
FHR 2495 VB
   6%, 09/15/17...................................   10,000M    10,208,200
FHRR R006 AK
   5.75%, 12/15/18................................    7,858M     7,980,944
FHR 2492 PE
   6%, 01/15/22...................................    7,299M     7,390,987
FHR 3176 HA
   6%, 02/15/28...................................    8,387M     8,511,684
FHR 2435 HL
   6.5%, 09/15/31.................................   11,189M    11,447,082
FHR 2388 BG
   6.5%, 12/15/31.................................   13,901M    14,373,055
                                                               -----------
                                                                79,179,073
                                                               -----------
Mortgage-Backed Securities:
10-Year:
FHLMC E88437
   5.5%, 03/01/12.................................      317M       324,383
FHLMC E88621
   5.5%, 03/01/12.................................      233M       237,344
FHLMC E89015
   6.5%, 04/01/12.................................      416M       432,720
FHLMC E89586
   5.5%, 05/01/12.................................      234M       239,489
FHLMC E89815
   5.5%, 05/01/12.................................      235M       240,539
FHLMC G11271
   5.5%, 05/01/12.................................      363M       370,324
FHLMC E93390
   5.5%, 07/01/12.................................      137M       139,577
FHLMC E91150
   5.5%, 09/01/12.................................      250M       256,861
FHLMC E91152
   5.5%, 09/01/12.................................       56M        56,851
FHLMC E91428
   5.5%, 09/01/12.................................      182M       186,358
FHLMC E91504
   5.5%, 09/01/12.................................      411M       421,178
FHLMC E94026
   5.5%, 02/01/13.................................    2,182M     2,240,614
FHLMC E94029
   5.5%, 02/01/13.................................      909M       932,845
FHLMC B10204
   5.5%, 10/01/13.................................      426M       437,339
FHLMC B10950
   5.5%, 11/01/13.................................      618M       634,365
                                                               -----------
                                                                 7,150,787
                                                               -----------
15-Year:
FHLMC E47607
   8%, 02/01/08...................................       489           490
FHLMC E47837
   7%, 03/01/08...................................       938           940
FHLMC E49621
   7%, 07/01/08...................................       10M        10,420
FHLMC E54549
   6.5%, 09/01/08.................................        5M         5,021
FHLMC E00292
   6.5%, 04/01/09.................................       10M        10,304
FHLMC G10330
   7%, 01/01/10...................................       44M        44,359
FHLMC E61405
   7%, 08/01/10...................................        8M         7,846
FHLMC E62686
   7%, 01/01/11...................................      128M       131,664
FHLMC E00422
   7%, 03/01/11...................................       50M        50,973


   The accompanying notes are an integral part of the financial statements.

Sentinel Short Maturity Government Fund
(Continued)



                                                    Principal
                                                     Amount       Value
                                                   (M=$ 1,000)   (Note 2)
                                                   ----------- ------------
FHLMC M30120
   5.5%, 05/01/11.................................      64M    $     65,569
FHLMC M30121
   5.5%, 05/01/11.................................     100M         101,531
FHLMC E00436
   7%, 06/01/11...................................      24M          24,973
FHLMC E64484
   7%, 06/01/11...................................       7M           7,148
FHLMC M30123
   6.5%, 07/01/11.................................      72M          74,986
FHLMC E85491
   6.5%, 09/01/11.................................     118M         121,440
FHLMC F70014
   7.5%, 09/01/11.................................     116M         119,238
FHLMC E72904
   8%, 11/01/11...................................      25M          25,438
FHLMC F70015
   8%, 12/01/11...................................     100M         104,330
FHLMC G10654
   7%, 02/01/12...................................     224M         231,247
FHLMC G10705
   6.5%, 08/01/12.................................     309M         318,753
FHLMC E93347
   5.5%, 12/01/12.................................     267M         273,975
FHLMC G11228
   6.5%, 12/01/12.................................      69M          71,240
FHLMC E94628
   5%, 02/01/13...................................   1,042M       1,062,419
FHLMC M30171
   5.5%, 06/01/13.................................      59M          60,441
FHLMC E72131
   6.5%, 08/01/13.................................     210M         217,330
FHLMC G11135
   6.5%, 08/01/13.................................     242M         247,140
FHLMC E72178
   6.5%, 09/01/13.................................     111M         114,348
FHLMC G10965
   7.5%, 10/01/14.................................      57M          59,627
FHLMC E82128
   7%, 03/01/15...................................      76M          77,656
FHLMC E00843
   8%, 04/01/15...................................      26M          28,022
FHLMC E01009
   6.5%, 08/01/16.................................     934M         964,919
FHLMC G11585
   7%, 02/01/17...................................     757M         787,052
FHLMC E88357
   6.5%, 03/01/17.................................     189M         195,973
FHLMC J05907
   6%, 08/01/19...................................   7,345M       7,515,019
                                                               ------------
                                                                 13,131,831
                                                               ------------
20-Year:
FHLMC C90035
   6.5%, 11/01/13.................................     247M         256,874
FHLMC D94982
   7%, 04/01/16...................................     184M         192,987
FHLMC D94230
   7.5%, 10/01/19.................................     305M         327,024
                                                               ------------
                                                                    776,885
                                                               ------------
30-Year:
FHLMC 160040
   8.75%, 03/01/08................................       33              33
FHLMC 160054
   9.25%, 07/01/08................................       1M           1,300
FHLMC 303073
   8.5%, 03/01/09.................................      12M          12,259
FHLMC 254499
   7.75%, 06/01/09................................       2M           2,181
FHLMC 160081
   10.25%, 06/01/09...............................      439             460
FHLMC 181586
   8%, 12/01/09...................................       2M           2,002
FHLMC 555131
   8.25%, 12/01/09................................       1M           1,077
FHLMC 141001
   7.75%, 09/01/16................................      586             587
FHLMC 141161
   7.75%, 04/01/17................................      10M          10,101
FHLMC 302609
   8%, 08/01/17...................................      71M          75,005
FHLMC G00100
   8%, 02/01/23...................................      21M          22,338
FHLMC A17291
   6.5%, 11/01/33.................................   2,873M       2,967,514
                                                               ------------
                                                                  3,094,857
                                                               ------------
Total Federal Home Loan
Mortgage Corporation                                            103,333,433
                                                               ------------
Federal National Mortgage Association 15.7%
Collateralized Mortgage Obligations:
FNR 05-105 TJ
   5.5%, 12/25/35.................................   2,737M       2,739,238
                                                               ------------
Mortgage-Backed Securities:
10-Year:
FNMA 516230
   8%, 08/01/09...................................      60M          60,746
FNMA 253329
   7.5%, 05/01/10.................................     103M         105,681
FNMA 253362
   7.5%, 05/01/10.................................     111M         114,382
FNMA 253472
   7.5%, 09/01/10.................................     159M         163,570
FNMA 253507
   7.5%, 09/01/10.................................     116M         119,390
FNMA 595730
   6.5%, 09/01/11.................................      55M          56,017
FNMA 603547
   6.5%, 09/01/11.................................      71M          72,665
FNMA 254082
   5.5%, 10/01/11.................................     139M         140,750
FNMA 254076
   6.5%, 10/01/11.................................     146M         149,936
FNMA 254119
   5.5%, 11/01/11.................................     186M         189,060
FNMA 254113
   6.5%, 11/01/11.................................     120M         123,621
FNMA 254163
   5.5%, 12/01/11.................................     284M         288,466
FNMA 254226
   5.5%, 02/01/12.................................   1,114M       1,132,349
FNMA 633905
   5.5%, 03/01/12.................................     210M         213,797
FNMA 644268
   5.5%, 04/01/12.................................     141M         144,079
FNMA 254399
   6.5%, 06/01/12.................................     902M         934,748
FNMA 254427
   6.5%, 07/01/12.................................   1,423M       1,472,075
FNMA 254457
   6.5%, 07/01/12.................................     253M         261,686
FNMA 254698
   6.5%, 01/01/13.................................     408M         424,554
FNMA 254882
   5%, 08/01/13...................................     117M         118,306
FNMA 255368
   5.5%, 07/01/14.................................     625M         642,770
                                                               ------------
                                                                  6,928,648
                                                               ------------
15-Year:
FNMA 328089
   7.25%, 08/01/09................................       6M           5,832
FNMA 511846
   9%, 01/01/10...................................       5M           4,924
FNMA 321199
   7%, 09/01/10...................................      62M          63,916
FNMA 324087
   7%, 09/01/10...................................      16M          16,317
FNMA 325432
   7%, 09/01/10...................................      29M          29,615
FNMA 313758
   7%, 11/01/10...................................       3M           3,270
FNMA 250441
   6.5%, 12/01/10.................................      46M          47,255
FNMA 303902
   7%, 05/01/11...................................      28M          28,606
FNMA 303943
   6.5%, 06/01/11.................................     134M         138,142
FNMA 250613
   6.5%, 07/01/11.................................      67M          69,384
FNMA 250781
   6.5%, 12/01/11.................................      27M          28,194
FNMA 367201
   6.5%, 12/01/11.................................      35M          36,627
FNMA 367202
   7%, 12/01/11...................................      60M          62,555
FNMA 370468
   7%, 01/01/12...................................      46M          48,306
FNMA 576800
   8.5%, 01/01/12.................................      42M          41,953

                                        Sentinel Short Maturity Government Fund
                                                                    (Continued)



                                                    Principal
                                                     Amount       Value
                                                   (M=$ 1,000)  R(Note 2)
                                                   ----------- -----------
FNMA 390784
  6%, 05/01/12....................................       70M   $    71,762
FNMA 251300
  7%, 08/01/12....................................      114M       118,818
FNMA 596145
  6.5%, 06/01/13..................................       29M        30,275
FNMA 433301
  6.5%, 07/01/13..................................      559M       578,676
FNMA 512520
  7%, 07/01/13....................................      176M       179,439
FNMA 426453
  5.5%, 10/01/13..................................      268M       271,503
FNMA 446787
  5.5%, 01/01/14..................................      433M       438,324
FNMA 447881
  5.5%, 01/01/14..................................      181M       183,351
FNMA 496015
  5.5%, 04/01/14..................................       30M        30,268
FNMA 528088
  5.5%, 05/01/14..................................      262M       264,433
FNMA 536814
  5.5%, 06/01/14..................................      393M       397,329
FNMA 576789
  5.5%, 06/01/14..................................      119M       119,770
FNMA 768628
  5.5%, 09/01/15..................................      509M       515,600
FNMA 630985
  7%, 09/01/15....................................      503M       523,927
FNMA 594601
  8.5%, 10/01/15..................................       95M       104,568
FNMA 619191
  6.5%, 12/01/15..................................      610M       631,399
FNMA 535631
  7%, 12/01/15....................................      664M       691,631
FNMA 594602
  9%, 01/01/16....................................       17M        19,417
FNMA 535777
  5.5%, 03/01/16..................................      421M       426,686
FNMA 663227
  6%, 03/01/16....................................      547M       561,315
FNMA 574598
  6%, 05/01/16....................................      436M       446,783
FNMA 545298
  5.5%, 11/01/16..................................      386M       392,690
FNMA 614920
  5.5%, 12/01/16..................................      440M       447,308
FNMA 792797
  5.5%, 04/01/17..................................      808M       818,061
FNMA 671380
  6%, 11/01/17....................................      324M       331,708
FNMA 679165
  5.5%, 02/01/18..................................      388M       394,567
FNMA 725284
  7%, 11/01/18....................................    3,270M     3,404,348
                                                               -----------
                                                                13,018,852
                                                               -----------
20-Year:
FNMA 190659
  7%, 02/01/14....................................      205M       216,081
FNMA 190697
  7%, 03/01/14....................................      404M       425,218
FNMA 251716
  10.5%, 03/01/18.................................       26M        28,101
                                                               -----------
                                                                   669,400
                                                               -----------
30-Year:
FNMA 8213
  8%, 01/01/08....................................        15            15
FNMA 13481
  7.75%, 05/01/08.................................       183           185
FNMA 44045
  8%, 06/01/08....................................       892           898
FNMA 176044
  8.5%, 09/01/08..................................        4M         3,655
FNMA 439
  9%, 06/01/09....................................       581           594
FNMA 10134
  8.75%, 08/01/09.................................        8M         7,846
FNMA 366221
  9.5%, 03/01/11..................................       12M        12,643
FNMA 23
  8.5%, 08/01/11..................................        3M         2,888
FNMA 401612
  7%, 05/01/12....................................        9M         8,991
FNMA 81692
  8%, 09/01/12....................................        1M         1,139
FNMA 124871
  7%, 05/01/13....................................      216M       224,382
FNMA 20497
  8.75%, 07/01/13.................................        8M         8,506
FNMA 44046
  7.5%, 02/01/14..................................       871           875
FNMA 454727
  10.5%, 01/01/16.................................       33M        36,028
FNMA 626664
  6%, 04/01/17....................................      300M       307,063
FNMA 49584
  8.25%, 09/01/17.................................       48M        51,167
FNMA 479421
  7%, 09/01/21....................................       81M        84,927
FNMA 207530
  8.25%, 04/01/22.................................       13M        13,582
FNMA 175123
  7.45%, 08/01/22.................................      145M       154,236
                                                               -----------
                                                                   919,620
                                                               -----------
Total Federal National
  Mortgage Association............................              24,275,758
                                                               -----------
Government National Mortgage
  Corporation 13.8%
Collateralized Mortgage Obligations:
GNR 02-41 TE
  6%, 07/16/31....................................   11,939M    12,179,506
                                                               -----------
Mortgage-Backed Securities:
10-Year:
GNMA 634538
  6%, 09/15/14....................................      585M       598,446
GNMA 634545
  6.5%, 09/15/14..................................      572M       591,355
                                                               -----------
                                                                 1,189,801
                                                               -----------
15-Year:
GNMA 780395
  7%, 12/15/07....................................        38            38
GNMA 339464
  8%, 01/15/08....................................       629           638
GNMA 348052
  7%, 03/15/08....................................       526           531
GNMA 339490
  7%, 04/15/08....................................       614           619
GNMA 342744
  6.5%, 08/15/08..................................        9M         9,448
GNMA 352121
  6.5%, 08/15/08..................................        2M         1,545
GNMA 326462
  6.5%, 10/15/08..................................       29M        29,076
GNMA 370871
  6.5%, 10/15/08..................................       11M        10,657
GNMA 364469
  6%, 11/15/08....................................        3M         2,608
GNMA 354532
  6%, 01/15/09....................................        7M         6,638
GNMA 780303
  6.5%, 02/15/09..................................       15M        14,797
GNMA 345594
  6%, 03/15/09....................................       15M        15,511
GNMA 366674
  6%, 03/15/09....................................       13M        13,595
GNMA 388287
  6%, 03/15/09....................................       19M        19,082
GNMA 355866
  6%, 04/15/09....................................       21M        20,782
GNMA 360238
  6%, 04/15/09....................................       15M        15,177
GNMA 366773
  6%, 04/15/09....................................       19M        19,718
GNMA 371934
  6%, 04/15/09....................................       16M        16,362
GNMA 375876
  6%, 04/15/09....................................       11M        10,643
GNMA 378884
  6%, 04/15/09....................................       12M        11,998
GNMA 385492
  6%, 04/15/09....................................       13M        13,427
GNMA 391659
  6.5%, 04/15/09..................................       68M        69,014
GNMA 780369
  7%, 09/15/09....................................       22M        21,741
GNMA 415068
  6%, 01/15/11....................................       16M        15,979

Sentinel Short Maturity Government Fund
(Continued)


                                   Principal
                                    Amount       Value
                                  (M=$ 1,000)   (Note 2)
                                  ----------- ------------
GNMA 780659
 7.5%, 08/15/12..................      13M    $     13,773
GNMA II 2542
 7%, 01/20/13....................      49M          51,022
GNMA 462328
 6.5%, 04/15/13..................     165M         170,951
GNMA 780759
 6.5%, 04/15/13..................     247M         254,900
GNMA 349029
 7%, 04/15/13....................      20M          21,250
GNMA 456869
 6.5%, 05/15/13..................      11M          11,099
GNMA 780859
 7.5%, 09/15/13..................      17M          17,905
GNMA 780978
 6.5%, 02/15/14..................   1,766M       1,825,802
GNMA 781109
 7%, 11/15/14....................   4,109M       4,281,497
GNMA 489953
 6%, 12/15/16....................      84M          86,172
                                              ------------
                                                 7,073,995
                                              ------------
20-Year:
GNMA 248682
 9.75%, 06/15/10.................       8M           8,291
GNMA 628440
 7%, 04/15/24....................     789M         837,364
                                              ------------
                                                   845,655
                                              ------------
30-Year:
GNMA 91758
 10%, 11/15/09...................      546             574
GNMA 495
 10%, 02/20/16...................      526             605
                                              ------------
                                                     1,179
                                              ------------
Total Government National
 Mortgage Corporation............               21,290,136
                                              ------------
Total U.S. Government Obligations
  (Cost $ 148,425,408)...........              148,899,327
                                              ------------
Corporate Short-Term Notes 2.3%
Chevron Oil Finance Co.
 4.45%, 12/03/07.................   1,800M       1,799,555
Prudential Fund
 4.4%, 12/05/07..................   1,800M       1,799,120
                                              ------------
Total Corporate Short-Term Notes
  (Cost $ 3,598,675).............                3,598,675
                                              ------------
Total Investments 98.6%
  (Cost $152,024,083)+...........              152,498,002
Other Assets in
 Excess of
 Liabilities 1.4%................                2,123,410
                                              ------------
Net Assets 100.0%................             $154,621,412
                                              ============

+ Cost for federal income tax purposes is $152,024,253. At November 30, 2007 unrealized appreciation for federal income tax purposes aggregated $473,749 of which $765,613 related to appreciated securities and $291,864 related to depreciated securities.

Sentinel Small Company Fund
(Unaudited)

A disciplined execution of our conservative growth style has served our shareholders well in the past and we are taking prudent measures toward aligning the Fund for continued long-term success.

The Sentinel Small Company Fund Class A shares were up 8.74% for the fiscal year ending November 30, 2007. This performance compared very favorably to the Russell 2000 Index's/1/ return of -1.17% and the 0.49% return of the S&P 600 Index/2/, and nicely ahead of the Morningstar Small Cap Growth/3/ category which came in at 7.57%.

In a volatile year for small cap stocks, the Sentinel Small Company Fund was able to achieve a nice return for our shareholders, while maintaining a conservative risk profile. The Fund has behaved consistent with our conservative growth investment discipline. While our quality growth bent helped us top the Russell 2000 and S&P 600 indices in the first half of the year, we did modestly lag our Morningstar Small Cap Growth peers as higher growth / higher momentum stocks led the market through June. However, in the ensuing downturns that we experienced in the third and fourth quarters, we performed very well versus the benchmarks as well as the peer group. During this period, we extended the gap versus the indices and took the lead over the Morningstar Small Cap Growth category.

For the fiscal year, our strong stock selection was a significant driver of our outperformance over the Russell 2000 Index. On a sector basis, our holdings in Information Technology, Financials, Industrials, and Health Care were clear outperformers compared to the Russell 2000 Index. Our stock selection in Software and Equipment drove the outperformance in the Information Technology sector with our holdings in Ansys, Flir Systems, and Kronos doing especially well. Within Financials our underweight in the sector and stock selection in Banks was very beneficial to returns, as well as our lower Real Estate exposure .. Our overweight and good stock selection in Capital Goods nicely boosted our results in the Industrials sector with strong returns from our positions in Dynamic Materials, Curtiss-Wright, and Toro. Strong results in the Health Care sector was also a solid driver of outperformance versus the Russell 2000. Our overweight and stock selection in Health Care Equipment was a large part of the good performance in this sector with standout returns from Meridian Bioscience, ArthroCare, and Immucor. Within the Materials sector our results slightly lagged the Russell 2000 Index as a result of our modest underweight in this sector.

Our focus on building a well-balanced portfolio of high quality small companies that have solid financial characteristics while maintaining a critical eye on valuation gives us confidence in our aim to continue to deliver solid returns without undue risk. A disciplined execution of our conservative growth style has served our shareholders well in the past and we are taking prudent measures toward aligning the Fund for continued long-term success. As always, we appreciate your confidence in us and we will do our very best to help you achieve your investment goals.


/S/ Charles C. Schwartz
--------------------------
Charles C. Schwartz, CFA
Lead Portfolio Manager

/S/ BetsyPecor
--------------------------
BetsyPecor, CFA
Co-Portfolio Manager

1 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. An investment cannot be made directly in an index.

2 The S&P Small Cap 600 Index measures the performance of 600 companies with market capitalization of $300 million to $1.5 billion. An investment cannot be made directly in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Small Company Fund
(Continued)


Performance Notes
(Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Sentinel Small Company Fund Performance -- Class A shares and Class B shares 10 Years ended 11/30/07

                                             Sentinel Sentinel
                                              Small    Small
                                S&P  Russell Company  Company
                               Small  2000     Fund     Fund
                                Cap   Total  Class B  Class A
Date                            600  Return   Shares   Shares
----                           ----- ------- -------- --------
11/30/1997.................... 10000  10000   10000     9502
                               10202  10175   10165     9670
12/31/1998.................... 10069   9916   10798    10364
                               11318  12024   12318    11929
12/31/2000.................... 12653  11661   16960    16596
                               13481  11950   17614    17394
12/31/2002.................... 11508   9503   14995    14934
                               15973  13993   20487    20622
12/31/2004.................... 19590  16558   23762    23918
                               21095  17312   25634    25803
12/31/2006.................... 24284  20491   29597    29792
11/30/2007.................... 24406  20183   32273    32486

Sentinel Small Company Fund Performance -- Class C shares From inception through 11/30/07

                                             Sentinel
                                              Small
                                S&P  Russell Company
                               Small  2000     Fund
                                Cap   Total  Class C
Date                            600  Return   Shares
----                           ----- ------- --------
7/9/2001...................... 10000  10000   10000
                               10479  10197   10832
12/31/2002....................  8946   8109    9215
                               12416  11940   12615
12/31/2004.................... 15228  14129   14513
                               16398  14772   15515
12/31/2006.................... 18877  17485   17812
11/30/2007.................... 18971  17222   19248

Sentinel Small Company Fund Performance -- Class I shares 10 Years ended
11/30/07

                                             Sentinel
                                              Small
                                S&P  Russell Company
                               Small  2000     Fund
                                Cap   Total  Class I
Date                            600  Return   Shares
----                           ----- ------- --------
11/30/1997.................... 10000  10000   10000
                               10202  10175   10177
12/31/1998.................... 10069   9916   10906
                               11318  12024   12554
12/31/2000.................... 12653  11661   17465
                               13481  11950   18305
12/31/2002.................... 11508   9503   15717
                               15973  13993   21702
12/31/2004.................... 19590  16558   25171
                               21095  17312   27155
12/31/2006.................... 24284  20491   31353
11/30/2007.................... 24406  20183   34229

Average Annual Total Return As of November 30, 2007

                          Without Sales Charge                  With Sales Charge
                       -------------------------            -------------------------
             Inception                              Since                                Since
Class Symbol   Date     1yr   3yr    5yr    10yr  Inception  1yr   3yr    5yr    10yr  Inception
----- ------ --------- ----  -----  -----  -----  --------- ----  -----  -----  -----  ---------
A.... SAGWX   3/1/93   8.74% 11.44% 16.22% 13.08%   13.18%  3.28%  9.56% 15.50% 12.50%   12.79%
B.... SESBX   4/1/96   7.90  10.51  15.23  12.43    13.18   4.15   9.70  15.01  12.43    13.18
C.... SSCOX   7/9/01   7.88  10.53  15.27     --    10.78   6.93  10.53  15.27     --    10.78
I.... SIGWX   5/4/07   8.87  11.48  16.25  13.09    13.19     --     --     --     --       --

Note that Fund performance for Class A shares reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class B and C shares reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus. Performance of the Class I shares prior to May 4, 2007 is based on the adjusted performance of the Fund's Class A shares.

The following are total annual operating expense ratios as of November 30, 2007 for Sentinel Small Company Fund Class A, B, C & I shares; A -1.13%, B - 2.00%, C -1.97%, I - 0.75%. Expense ratio data is sourced from the annual report dated 11/30/07.

Each Fund, except the U.S. Treasury Money Market Fund, has adopted a redemption fee. For the Small Company Fund, a fee of 2% will be assessed on the redemption of shares held for 30 calendar days or less.

Small company stocks can be more volatile than large company stocks.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. An investment cannot be made directly in an index.

The S&P Small Cap 600 Index measures the performance of 600 companies with market capitalization of $300 million to $1.5 billion. An investment cannot be made directly in an index.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

                                                    Sentinel Small Company Fund
                                                                    (Continued)


Top Sectors

Sector                                             Percent of Net Assets
------                                             ---------------------
Industrials.......................................         20.1%
Information Technology............................         19.0%
Health Care.......................................         14.6%
Financials........................................         11.9%
Consumer Discretionary............................         10.3%
Energy............................................          7.0%
Materials.........................................          5.1%
Consumer Staples..................................          4.7%
Telecommunication Services........................          1.0%
Utilities.........................................          0.6%

Top 10 Holdings*

Description                                        Percent of Net Assets
-----------                                        ---------------------
Ansys, Inc........................................          2.0%
LKQ Corp..........................................          1.7%
Aptargroup, Inc...................................          1.7%
Superior Energy Services..........................          1.7%
Genlyte Group, Inc................................          1.6%
Daktronics, Inc...................................          1.6%
Church & Dwight Co., Inc..........................          1.6%
Micros Systems, Inc...............................          1.6%
optionsXpress Holdings, Inc.......................          1.6%
Diodes, Inc.......................................          1.6%
                                                           ----
   Total of Net Assets............................         16.7%
                                                           ----

* "Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30, 2007

                                                                    Value
                                                        Shares     (Note 2)
                                                       --------- ------------
Common Stocks 94.3%
Consumer Discretionary 10.3%
Bright Horizons Family Solutions, Inc. *                 445,000 $ 16,816,549
Dress Barn, Inc. *....................................   745,000   10,534,300
Harte-Hanks, Inc......................................   560,000    9,408,000
Hibbett Sports, Inc. *................................   515,000   11,031,300
Iconix Brand Group, Inc. *............................   581,300   13,247,827
LKQ Corp. *...........................................   670,000   26,605,700
McCormick & Schmick's Seafood Restaurants, Inc. *        610,000    8,942,600
Men's Wearhouse, Inc..................................   275,000    9,493,000
Monarch Casino &Resort, Inc. *........................   455,000   11,638,900
Shuffle Master, Inc. *................................   305,000    4,077,850
Sonic Corp. *.........................................   645,000   15,738,000
Tractor Supply Co. *..................................   260,000   10,665,200
Wolverine World Wide, Inc.............................   625,000   15,481,250
                                                                 ------------
                                                                  163,680,476
                                                                 ------------
Consumer Staples 4.7%
Alberto-Culver Co.....................................    19,900      508,644
Casey's General Stores, Inc...........................   390,000   11,310,000
Chattem, Inc. *.......................................   220,000   15,600,200
Church & Dwight Co., Inc..............................   460,000   25,815,200
Flowers Foods, Inc....................................   493,300   11,459,359
Hain Celestial Group, Inc. *..........................   305,000   10,089,400
                                                                 ------------
                                                                   74,782,803
                                                                 ------------
Energy 7.0%
Cabot Oil & Gas Corp..................................   255,000    8,777,100
Comstock Resources, Inc. *............................   570,000   19,095,000
Core Laboratories NV *................................   200,000   23,450,000
NATCO Group, Inc. *...................................    34,500    1,640,130
Oil States Int'l. Inc *...............................   505,000   16,013,550
Superior Energy Services *............................   760,000   26,524,000
Tetra Technologies, Inc. *............................   985,000   15,572,850
                                                                 ------------
                                                                  111,072,630
                                                                 ------------
Financials 11.9%
Delphi Financial Group, Inc...........................   415,000   15,952,600
Endurance Specialty Holdings Ltd......................   465,000   18,781,350
First Midwest Bancorp Inc.............................   465,000   15,205,500
Glacier Bancorp, Inc..................................   440,000    8,760,400
Healthcare Realty Trust, Inc. * (a)...................   370,000    9,409,100
Investment Technology Group, Inc. *...................   530,000   24,210,400
Lexington Realty Trust * (a)..........................   695,000   12,294,550
optionsXpress Holdings, Inc...........................   825,000   25,088,250
Portfolio Recovery Associates, Inc....................   525,000   21,147,000
Selective Insurance Group.............................   885,000   20,877,150
UCBH Holdings, Inc....................................   995,000   15,999,600
                                                                 ------------
                                                                  187,725,900
                                                                 ------------
Health Care 14.6%
Abaxis, Inc. *........................................   191,200    6,342,104
American Medical Systems Holdings, Inc. *............. 1,375,000   18,796,250
Arthrocare Corp. *....................................   260,000   14,073,800
Bio-Rad Laboratories, Inc. *..........................   195,000   19,677,450
Gen-Probe, Inc. *.....................................   132,100    8,836,169
HealthExtras, Inc. *..................................   610,000   16,207,700
Healthways, Inc. *....................................   215,000   12,549,550
Idexx Laboratories, Inc. *............................   130,000    7,865,000
Immucor, Inc. *.......................................   430,000   14,263,100
Integra LifeSciences Holdings Corp. *.................   285,000   11,813,250
inVentiv Health, Inc. *...............................   395,000   11,526,100

   The accompanying notes are an integral part of the financial statements.

Sentinel Small Company Fund
(Continued)


                                                                  Value
                                                     Shares      (Note 2)
                                                   ---------- --------------
Meridian Bioscience, Inc..........................   565,000  $   17,430,250
Omrix Biopharmaceuticals, Inc. *..................   455,000      15,192,450
Psychiatric Solutions, Inc. *.....................   515,000      18,812,950
Sirona Dental Systems, Inc........................   380,000      10,282,800
Techne Corp. *....................................    73,300       4,775,495
Vital Signs, Inc..................................   115,000       6,084,650
West Pharmaceutical Services, Inc.................   415,000      15,591,550
                                                              --------------
                                                                 230,120,618
                                                              --------------
Industrials 20.1%
American Reprographics Co. *......................   840,000      13,003,200
Clarcor, Inc......................................   490,000      17,448,900
Consolidated Graphics, Inc. *.....................   315,000      16,294,950
CRA Int'l. Inc *..................................   410,000      18,966,600
Curtiss-Wright Corp...............................   310,000      16,721,400
Dynamic Materials Corp............................   220,000      13,963,400
ESCO Technologies, Inc. *.........................   445,000      16,456,100
Forward Air Corp..................................   544,500      17,625,465
Genlyte Group, Inc. *.............................   275,000      25,918,750
Healthcare Services Group.........................   350,000       7,665,000
Heartland Express, Inc............................ 1,325,000      19,252,250
Heico Corp........................................    81,400       3,256,000
IDEX Corp.........................................   655,000      23,383,500
Interline Brands, Inc. *..........................   520,000      12,443,600
Kaydon Corp.......................................   205,000      10,375,050
Moog, Inc. *......................................   460,000      20,736,800
NCI Building Systems, Inc. *......................   350,000      12,015,500
Toro Co...........................................   265,000      14,747,250
Wabtec Corp.......................................   490,000      16,630,600
Waste Connections, Inc. *.........................   660,000      21,007,800
                                                              --------------
                                                                 317,912,115
                                                              --------------
Information Technology 19.0%
ACI Worldwide, Inc. *.............................   625,000      14,268,750
Ansoft Corp. *....................................   460,000      13,344,600
Ansys, Inc. *.....................................   830,000      32,253,800
Blackbaud, Inc....................................   385,000      10,957,100
Cognex Corp.......................................   535,000      10,844,450
Daktronics, Inc................................... 1,110,000      25,896,300
Diodes, Inc. *....................................   832,900      24,503,918
Flir Systems, Inc. *..............................   180,000      12,371,400
Formfactor, Inc. *................................   635,000      24,091,900
Micros Systems, Inc. *............................   355,000      25,609,700
Nice Systems Ltd. ADR *...........................   670,000      21,828,600
Power Integrations, Inc. *........................   525,000      15,792,000
Progress Software Corp. *.........................   475,000      15,024,250
Quality Systems, Inc..............................   600,000      17,754,000
Rofin-Sinar Technologies, Inc. *..................   255,000      23,215,200
Supertex, Inc. *..................................   375,000      12,731,250
                                                              --------------
                                                                 300,487,218
                                                              --------------
Materials 5.1%
Aptargroup, Inc...................................   630,000      26,592,300
Carpenter Technology Corp.........................   260,000      19,617,000
RTI Int'l. Metals, Inc. *.........................   280,000      20,563,200
Silgan Holdings, Inc..............................   260,000      13,943,800
                                                              --------------
                                                                  80,716,300
                                                              --------------
Telecommunication Services 1.0%
NeuStar, Inc. *...................................   484,400      15,389,388
                                                              --------------
Utilities 0.6%
Atmos Energy Corp.................................   370,000       9,690,300
                                                              --------------
Total Common Stocks (Cost $ 1,242,206,983)........             1,491,577,748
                                                              --------------
                                                   Principal
                                                     Amount
                                                   (M=$1,000)
                                                   ----------
Corporate Short-Term Notes 1.3%
Wells Fargo Co
  4.5%, 12/04/07..................................   10,000M       9,996,250
                                                              --------------
American Express Credit
  4.45%, 12/03/07.................................   10,000M       9,997,528
                                                              --------------
Total Corporate Short-Term Notes (Cost $
  19,993,778).....................................                19,993,778
                                                              --------------
U.S. Government Obligations 4.5%
Federal Farm Credit Bank 0.6%
Agency Discount Notes:
  4.3%, 12/06/07..................................    9,500M       9,494,327
                                                              --------------
Federal Home Loan Bank 3.3%
Agency Discount Notes:
  4.2%, 12/10/07..................................   10,000M       9,989,500
  4.26%, 12/11/07.................................    6,500M       6,492,308
  4.31%, 12/12/07.................................   10,000M       9,986,831
  4.28%, 12/17/07.................................    9,500M       9,481,929
  4.14%, 12/21/07.................................   15,700M      15,663,890
                                                              --------------
Total Federal Home Loan Bank......................                51,614,458
                                                              --------------
Federal Home Loan Mortgage Corporation 0.6%
Agency Discount Notes:
  4.3%, 12/07/07..................................   10,000M       9,992,833
                                                              --------------
Total U.S. Government Obligations (Cost $
  71,101,618).....................................                71,101,618
                                                              --------------
Total Investments 100.1% (Cost $1,333,302,379)+...             1,582,673,144
Excess of Liabilities Over Other Assets (0.1)%....                (1,881,224)
                                                              --------------
Net Assets 100.0%.................................            $1,580,791,920
                                                              ==============

*  Non-income producing

+ Cost for federal income tax purposes is $1,334,291,215. At November 30, 2007 unrealized appreciation for federal income tax purposes aggregated $248,381,929 of which $329,247,767 related to appreciated securities and $ 80,865,838 related to depreciated securities.

(a)Real Estate Investment Trusts

ADR - American Depository Receipt

Sentinel U. S. Treasury Money Market Fund
(Unaudited)

For the 12-month period ended November 30, 2007, short-term interest rates dropped, partly influenced by the two Federal Reserve rate cuts; one in September of 50 basis points and the other in October of 25 basis points. In August, there was an unexpected 50 basis point rate cut to the discount rate. By the end of the fiscal year, the federal funds rate fell 75 basis points to 4.50%. During the Federal Reserve's intervention, the prime rate decreased 75 basis points to 7.50% and the discount rate dropped 125 basis points to 5.00%. Three month certificates of deposit fell 18 basis points to 5.13%. Three month commercial paper declined 32 basis points to 4.98%. The three month Treasury bill plunged 198 basis points to 3.04%.

The Sentinel U. S. Treasury Money Market Fund ended the 2007 fiscal year with net assets of $61.0 million, a 15.4% decrease from the previous fiscal year. The Fund's maturity shortened to 18 days from 21 days. The Fund's Class A shares 7-day yield decreased 138 basis points to 2.71%; its Class B shares 7-day yield decreased 125 basis points to 2.62%.


/s/ Darlene A. Coppola
--------------------------
Darlene A. Coppola
Portfolio Manager

Investment in Securities at November 30, 2007 (Audited)

                                                        Principal
                                                          Amount     Value
                                                        (M=$1,000)  (Note 2)
                                                        ---------- -----------
U.S. Government Obligations 98.8%
U.S. Government Agency Obligations 17.7%
Federal Farm Credit Bank 0.8%
  Agency Discount Notes:
  4.31%, 12/19/07......................................     473M   $   471,980
                                                                   -----------
Federal Home Loan Bank 9.8%
Agency Discount Notes:
Federal Home Loan Bank Discount Notes
  4.38%, 12/07/07......................................   1,200M     1,199,124
Federal Home Loan Bank Discount Notes
  4.28%, 12/28/07......................................     935M       931,999
Federal Home Loan Bank Discount Notes
  4.35%, 12/28/07......................................   1,000M       996,737
Federal Home Loan Bank Discount Notes
  4.3%, 01/11/08.......................................     670M       666,719
Federal Home Loan Bank Discount Notes
  4.35%, 01/11/08......................................   2,175M     2,164,225
                                                                   -----------
Total Federal Home Loan Bank                                         5,958,804
                                                                   -----------
Federal Home Loan Mortgage Corporation 6.2%
Agency Discount Notes:
Freddie Mac Discount Notes
  4.37%, 12/17/07......................................   2,435M     2,430,271
Freddie Mac Discount Notes
  4.36%, 12/28/07......................................     500M       498,365
Freddie Mac Discount Notes
  4.33%, 01/18/08......................................     900M       894,804
                                                                   -----------
Total Federal Home Loan
  Mortgage Corporation.................................              3,823,440
                                                                   -----------
Federal National Mortgage Association 0.9%
Agency Discount Notes:
Fannie Mae Discount Notes
  4.34%, 01/14/08......................................     555M       552,056
                                                                   -----------
Total U.S. Government Agency Obligations                            10,806,280
                                                                   -----------
U.S. Treasury Obligations 81.1%
U.S. Treasury Bill
  3.6%, 12/06/07.......................................   2,995M     2,993,502
U.S. Treasury Bill
  3.7%, 12/06/07.......................................   5,330M     5,327,261
U.S. Treasury Bill
  3.822%, 12/06/07.....................................     470M       469,750
U.S. Treasury Bill
  3.83%, 12/06/07......................................   1,000M       999,468
U.S. Treasury Bill
  3.85%, 12/06/07......................................   3,500M     3,498,128
U.S. Treasury Bill
  3.855%, 12/06/07.....................................   3,500M     3,498,126
U.S. Treasury Bill
  4.017%, 12/06/07.....................................   1,415M     1,414,211
U.S. Treasury Bill
  3.508%, 12/13/07.....................................   4,500M     4,494,738
U.S. Treasury Bill
  3.683%, 12/13/07.....................................   4,850M     4,844,046
U.S. Treasury Bill
  3.84%, 12/13/07......................................   1,500M     1,498,080
U.S. Treasury Bill
  3.5655%, 12/20/07....................................   2,500M     2,495,296
U.S. Treasury Bill
  3.742%, 12/20/07.....................................     230M       229,546
U.S. Treasury Bill
  3.313%, 12/27/07.....................................   1,000M       997,607
U.S. Treasury Bill
  3.827%, 12/27/07.....................................   1,855M     1,849,873
U.S. Treasury Bill
  3.905%, 12/27/07.....................................   3,000M     2,991,539
U.S. Treasury Bill
  3.933%, 12/27/07.....................................     570M       568,381
U.S. Treasury Bill
  3.965%, 12/27/07.....................................   7,050M     7,029,812
U.S. Treasury Bill
  2.92%, 01/03/08......................................   3,000M     2,991,970
U.S. Treasury Bill
  3.108%, 01/03/08.....................................   1,258M     1,254,416
                                                                   -----------
Total U.S. Treasury Obligations                                     49,445,750
                                                                   -----------
Total U.S. Government Obligations                                   60,252,030
  (Cost $60,252,030)...................................
                                                                   -----------

                                                          Shares
                                                        ----------
U.S. Treasury Institutional Funds 1.1%
Blackrock Provident Institutional Funds #60              150,000       150,000

Dreyfus Treasury Cash Management Institutional Shares    500,000
                                                                       500,000
                                                                   -----------
Total U.S. Treasury Institutional Funds
  (Cost $650,000)......................................                650,000
                                                                   -----------
Total Investments 99.9%
  (Cost $60,902,030)+..................................             60,902,030
Other Assets in Excess of Liabilities 0.1%
                                                                        76,455
                                                                   -----------
Net Assets 100.0%                                                  $60,978,485
                                                                   ===========

+  Also cost for federal income tax purposes.

   The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

at November 30, 2007

                                                                                          Conservative Georgia Municipal
                                                 Balanced   Capital Growth  Common Stock   Allocation        Bond
                                               ------------ -------------- -------------- ------------ -----------------
Assets
Investments at value.......................... $286,244,966  $191,303,650  $1,367,845,091 $55,611,488     $32,714,936
Cash and cash equivalents.....................      352,882       429,165          21,405     648,029          38,396
Receivable for securities sold................   14,033,297            --       3,868,742   1,487,881              --
Receivable for fund shares sold...............       36,250        44,212         471,767      35,794              --
Receivable for interest.......................      475,583            --              --     257,991         444,094
Receivable for foreign interest...............           --            --              --          --              --
Receivable for securities lending interest....        1,139            --           3,864         667              --
Receivable for dividends......................      382,936       311,214       2,613,334      46,861              --
Receivable from fund administrator............           --            --          25,077          --              --
                                               ------------  ------------  -------------- -----------     -----------
   Total Assets...............................  301,527,053   192,088,241   1,374,849,280  58,088,711      33,197,426
                                               ------------  ------------  -------------- -----------     -----------
Liabilities
Payable for securities purchased..............   12,479,566       620,401       1,237,510   1,479,834              --
Payable for fund shares repurchased...........      632,199       219,262       1,207,205     400,396         219,966
Accrued expenses..............................      194,543        61,808         421,011      73,501           4,421
Management fee payable........................      126,094       109,229         693,829      25,357          12,327
Distribution fee payable (Class A Shares).....       60,981        54,641         271,601       9,969              81
Distribution fee payable (Class B Shares).....       14,094            --          28,624       8,426              --
Distribution fee payable (Class C Shares).....        6,304         2,300          18,179       6,074              --
Distribution fee payable (Class D Shares).....        6,951            --              --          --              --
Distribution fee payable (Class I Shares).....           --            --              --          --              --
Distribution fee payable (Class S Shares).....           --            --              --          --              --
Fund accounting fee payable...................        9,051         6,091          42,864       1,770           1,052
Deferred Compensation.........................       53,020        23,811         215,172       8,580             656
                                               ------------  ------------  -------------- -----------     -----------
   Total Liabilities..........................   13,582,803     1,097,543       4,135,995   2,013,907         238,503
                                               ------------  ------------  -------------- -----------     -----------
Net Assets Applicable to All Outstanding
  Shares...................................... $287,944,250  $190,990,698  $1,370,713,285 $56,074,804     $32,958,923
                                               ============  ============  ============== ===========     ===========
Net Asset Value and Maximum Offering Price Per
  Share Class A Shares*
   Net Assets Applicable to Class A Shares/... $248,429,327  $183,262,208  $1,110,317,742 $38,192,943     $   401,268
                                               ------------  ------------  -------------- -----------     -----------
   Shares Outstanding.........................   13,281,887     8,595,555      31,016,297   3,220,095          40,979
       Net Asset Value per Share.............. $      18.70  $      21.32  $        35.80 $     11.86     $      9.79
       Sales Charge**.........................         0.98          1.12            1.88        0.62            0.41
                                               ------------  ------------  -------------- -----------     -----------
       Maximum Offering Price................. $      19.68  $      22.44  $        37.68 $     12.48     $     10.20
                                               ============  ============  ============== ===========     ===========
 Class B Shares*
   Net Assets Applicable to Class B Shares/... $ 16,847,034           N/A  $   34,582,086 $10,402,831             N/A
                                               ------------  ------------  -------------- -----------     -----------
   Shares Outstanding.........................      897,191           N/A         988,046     879,595             N/A
       Net Asset Value per Share***........... $      18.78           N/A  $        35.00 $     11.83             N/A
                                               ============  ============  ============== ===========     ===========
 Class C Shares*
   Net Assets Applicable to Class C Shares/... $  7,756,592  $  3,149,868  $   22,498,162 $ 7,479,030             N/A
                                               ------------  ------------  -------------- -----------     -----------
   Shares Outstanding.........................      414,696       152,381         645,827     631,828             N/A
       Net Asset Value per Share***........... $      18.70  $      20.67  $        34.84 $     11.84             N/A
                                               ============  ============  ============== ===========     ===========
 Class D Shares*
   Net Assets Applicable to Class D Shares/... $ 11,293,326           N/A             N/A         N/A             N/A
                                               ------------  ------------  -------------- -----------     -----------
   Shares Outstanding.........................      604,494           N/A             N/A         N/A             N/A
       Net Asset Value per Share***........... $      18.68           N/A             N/A         N/A             N/A
                                               ============  ============  ============== ===========     ===========
 Class I Shares*
   Net Assets Applicable to Class I Shares/... $  3,617,971  $  4,578,622  $  203,315,295         N/A     $32,557,655
                                               ------------  ------------  -------------- -----------     -----------
   Shares Outstanding.........................      193,348       214,436       5,676,390         N/A       3,314,305
       Net Asset Value per Share***........... $      18.71  $      21.35  $        35.82         N/A     $      9.82
                                               ============  ============  ============== ===========     ===========
 Class S Shares*
   Net Assets Applicable to Class S Shares/...          N/A           N/A             N/A         N/A             N/A
                                               ------------  ------------  -------------- -----------     -----------
   Shares Outstanding.........................          N/A           N/A             N/A         N/A             N/A
       Net Asset Value per Share***...........          N/A           N/A             N/A         N/A             N/A
                                               ============  ============  ============== ===========     ===========

   The accompanying notes are an integral part of the financial statements.

                                            Statement of Assets and Liabilities
                                                                    (Continued)


 Government                                                                                    Short Maturity
 Securities  Growth Leaders High Yield Bond International Equity Mid Cap Growth Mid Cap Value    Government   Small Company
 ----------  -------------- --------------- -------------------- -------------- -------------  -------------- --------------
$379,197,200  $19,822,012     $62,185,118       $188,874,791      $170,263,540  $131,041,974    $152,498,002  $1,582,673,144
       2,797      340,000         551,525            129,267           285,190        42,682          11,124          67,715
  11,358,986          --              --                 --            822,797            --           3,644              --
   3,430,091      178,295          59,178             88,095            53,563     1,001,825       1,935,269       2,818,921
   1,745,511          --        1,076,867                --                --             --         745,391              --
          --          --           18,905                --                --             --             --               --
       4,181          --            1,806              2,740             4,081         2,972             --           31,948
          --       32,990             --             337,486            50,258        56,818             --          791,152
          --        1,960             --                 --                --             --             --               --
------------  -----------     -----------       ------------      ------------  ------------    ------------  --------------
 395,738,766   20,375,257      63,893,399        189,432,379       171,479,429   132,146,271     155,193,430   1,586,382,880
------------  -----------     -----------       ------------      ------------  ------------    ------------  --------------
  28,838,691      656,273       2,008,143                --          4,169,838            --             --          155,767
     310,697       50,827         133,974            494,044           399,665        76,306         319,164       3,445,338
     138,123       17,510          41,643             79,458            99,465            --          88,248         412,621
     150,254       14,249          36,007            107,644            95,492        82,099          64,413         781,831
      40,231        5,073           7,646             38,928            32,185         5,906          40,407         300,671
          --          --            9,534              9,270            10,255            --             --           97,545
       3,697        1,150           4,709              6,620             3,816        10,845             186         152,818
          --          --              --                 --                --             --             --               --
          --          --              --                 --                --             --             --               --
          --          --              --                 --                --             --           4,023              --
      11,347          608           1,975              5,654             9,237         4,203           4,864          49,621
      41,439          594          22,846             23,825            32,543         2,248          50,713         194,748
------------  -----------     -----------       ------------      ------------  ------------    ------------  --------------
  29,534,479      746,284       2,266,477            765,443         4,852,496       181,607         572,018       5,590,960
------------  -----------     -----------       ------------      ------------  ------------    ------------  --------------
$366,204,287  $19,628,973     $61,626,922       $188,666,936      $166,626,933  $131,964,664    $154,621,412  $1,580,791,920
============  ===========     ===========       ============      ============  ============    ============  ==============
$249,248,342  $17,783,386     $44,728,181       $159,017,210      $140,379,729  $ 24,778,235    $147,329,370  $1,223,641,441
------------  -----------     -----------       ------------      ------------  ------------    ------------  --------------
  23,994,795    1,337,948       5,816,156          6,707,367         7,139,625     1,427,701      16,301,688     149,221,977
$      10.39  $     13.29     $      7.69       $      23.71      $      19.66  $      17.36    $       9.04  $         8.20
        0.43         0.70            0.32               1.25              1.03          0.91            0.28            0.43
------------  -----------     -----------       ------------      ------------  ------------    ------------  --------------
$      10.82  $     13.99     $      8.01       $      24.96      $      20.69  $      18.27    $       9.32  $         8.63
============  ===========     ===========       ============      ============  ============    ============  ==============
         N/A          N/A     $11,365,922       $ 11,353,330      $ 11,843,955           N/A             N/A  $  117,561,563
------------  -----------     -----------       ------------      ------------  ------------    ------------  --------------
         N/A          N/A       1,481,774            493,742           672,486           N/A             N/A      17,275,338
         N/A          N/A     $      7.67       $      22.99      $      17.61           N/A             N/A  $         6.81
============  ===========     ===========       ============      ============  ============    ============  ==============
$  5,034,948  $ 1,580,421     $ 5,532,819       $  8,172,830      $  4,996,889  $ 14,248,277    $    418,636  $  186,559,810
------------  -----------     -----------       ------------      ------------  ------------    ------------  --------------
     484,968      122,860         711,922            353,673           280,367       852,615          46,537      24,419,530
$      10.38  $     12.86     $      7.77       $      23.11      $      17.82  $      16.71    $       9.00  $         7.64
============  ===========     ===========       ============      ============  ============    ============  ==============
         N/A          N/A             N/A                N/A               N/A           N/A             N/A             N/A
------------  -----------     -----------       ------------      ------------  ------------    ------------  --------------
         N/A          N/A             N/A                N/A               N/A           N/A             N/A             N/A
         N/A          N/A             N/A                N/A               N/A           N/A             N/A             N/A
============  ===========     ===========       ============      ============  ============    ============  ==============
$111,920,997  $   265,166             N/A       $ 10,123,566      $  9,406,360  $ 92,938,152             N/A  $   53,029,106
------------  -----------     -----------       ------------      ------------  ------------    ------------  --------------
  10,772,858       19,920             N/A            426,495           477,793     5,287,414             N/A       6,455,305
$      10.39  $     13.31             N/A       $      23.74      $      19.69  $      17.58             N/A  $         8.21
============  ===========     ===========       ============      ============  ============    ============  ==============
         N/A          N/A             N/A                N/A               N/A           N/A    $  6,873,406             N/A
------------  -----------     -----------       ------------      ------------  ------------    ------------  --------------
         N/A          N/A             N/A                N/A               N/A           N/A         760,211             N/A
         N/A          N/A             N/A                N/A               N/A           N/A    $       9.04             N/A
============  ===========     ===========       ============      ============  ============    ============  ==============

Statement of Assets and Liabilities
(Continued)


                                                     U.S. Treasury Money
                                                           Market
                                                     -------------------
Assets
Investments at value................................     $60,902,030
Cash and cash equivalents...........................         207,663
Receivable for fund shares sold.....................         238,633
Receivable for interest.............................           2,006
Receivable for securities lending interest..........           1,349
                                                         -----------
   Total Assets.....................................      61,351,681
                                                         -----------
Liabilities
Payable for fund shares repurchased.................         153,951
Income dividend payable.............................         146,059
Accrued expenses....................................          34,051
Management fee payable..............................          19,995
Distribution fee payable (Class A Shares)...........              --
Distribution fee payable (Class B Shares)...........              --
Fund accounting fee payable.........................           1,919
Deferred Compensation...............................          17,221
                                                         -----------
   Total Liabilities................................         373,196
                                                         -----------
Net Assets Applicable to
   All Outstanding Shares...........................     $60,978,485
                                                         ===========
Net Asset Value and Maximum Offering Price Per Share
   Class A Shares*..................................
       Net Assets Applicable to Class A Shares/.....     $58,483,437
                                                         -----------
       Shares Outstanding...........................      58,483,437
          Net Asset Value per Share.................     $      1.00
                                                         -----------
          Maximum Offering Price....................     $      1.00
                                                         ===========
   Class B Shares*..................................
       Net Assets Applicable to Class B Shares/.....     $ 2,495,048
                                                         -----------
       Shares Outstanding...........................       2,495,048
          Net Asset Value per Share***..............     $      1.00
                                                         ===========

* The redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

** For the Balanced Fund, Capital Growth Fund, Common Stock Fund, Conservative
   Allocation Fund, Growth Leaders Fund, International Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Small Company Fund the maximum offering price is 1000/950 times the net asset value per share. For the Georgia Municipal Bond Fund, Government Securities Fund and High Yield Bond Fund, the maximum offering price is 1000/960 times the net asset value per share. For the Short Maturity Government Fund, the maximum offering price is 1000/970 times the net asset value per share. For the U.S. Treasury Money Market Fund, the maximum offering price is equal to the net asset value per share.

***The maximum offering price is equal to the net asset value.

Amounts designated as"-" are either $0 or have been rounded to $0.

   The accompanying notes are an integral part of the financial statements.

                                            Statement of Assets and Liabilities
                                                                    (Continued)


                                                                                             Conservative     Georgia Municipal
                                              Balanced    Capital Growth  Common Stock        Allocation            Bond
                                            ------------  -------------- --------------- -------------------- -----------------
Net Assets Represent
Capital stock at par value.................      153,916   $     89,624         383,266      $     47,315             33,553
Paid-in capital............................  196,926,736    121,047,142     753,717,646        50,590,228         32,303,180
Accumulated undistributed (distributions in
  excess of) net investment income (loss)..      843,333        154,747       2,164,829           155,459                 --
Accumulated undistributed net realized
  gain (loss) on investments...............   16,372,904     (1,625,909)     67,521,224           536,238            159,461
Unrealized appreciation (depreciation)
  of investments and foreign exchange......   73,647,361     71,325,094     546,926,320         4,745,564            462,729
                                            ------------   ------------  --------------      ------------       ------------
Net Assets................................. $287,944,250   $190,990,698  $1,370,713,285      $ 56,074,804       $ 32,958,923
                                            ============   ============  ==============      ============       ============
Investments at Cost........................ $212,597,605   $119,978,556  $  820,918,771      $ 50,865,937       $ 32,252,207
                                            ============   ============  ==============      ============       ============

                                             Government
                                             Securities   Growth Leaders High Yield Bond International Equity  Mid Cap Growth
                                            ------------  -------------- --------------- -------------------- -----------------
Net Assets Represent
Capital stock at par value................. $    352,526   $     14,807  $       80,099      $     79,813       $     85,703
Paid-in capital............................  367,926,476     15,904,071      81,853,799       115,311,320        139,794,807
Accumulated undistributed (distributions in
  excess of) net investment income (loss)..      106,556            103          10,433         1,250,237            (63,924)
Accumulated undistributed net realized gain
  (loss) on investments....................   (7,683,451)       563,215     (19,297,683)       13,232,542        (15,188,966)
Unrealized appreciation (depreciation) of
  investments and foreign exchange.........    5,502,180      3,146,777      (1,019,726)       58,793,024         41,999,313
                                            ------------   ------------  --------------      ------------       ------------
Net Assets................................. $366,204,287   $ 19,628,973  $   61,626,922      $188,666,936       $166,626,933
                                            ============   ============  ==============      ============       ============
Investments at Cost........................ $373,695,020   $ 16,675,235  $   63,204,844      $130,081,850       $128,264,227
                                            ============   ============  ==============      ============       ============

                                                           Short Maturity
                                             Mid Cap Value   Government    Small Company
                                             ------------- -------------- --------------
Net Assets Represent
Capital stock at par value.................. $     75,677   $    171,084  $    1,973,722
Paid-in capital.............................   91,347,853    180,434,079   1,170,733,344
Accumulated undistributed (distributions
  in excess of) net investment income (loss)      920,896         15,906         (19,814)
Accumulated undistributed net realized
  gain (loss) on investments................   13,824,179    (26,473,576)    158,733,903
Unrealized appreciation (depreciation)
  of investments and foreign exchange.......   25,796,059        473,919     249,370,765
                                             ------------   ------------  --------------
Net Assets.................................. $131,964,664   $154,621,412  $1,580,791,920
                                             ============   ============  ==============
Investments at Cost......................... $105,245,031   $152,024,083  $1,333,302,379
                                             ============   ============  ==============

                                                            U.S. Treasury Money
                                                                  Market
                                                            -------------------
Net Assets Represent
Capital stock at par value.................................     $   609,785
Paid-in capital............................................      60,368,700
Accumulated undistributed (distributions in excess of) net
  investment income (loss).................................              --
Accumulated undistributed net realized gain (loss) on
  investments..............................................              --
Unrealized appreciation (depreciation) of investments and
  foreign exchange.........................................              --
                                                                -----------
Net Assets.................................................     $60,978,485
                                                                ===========
Investments at Cost........................................     $60,902,030
                                                                ===========

Statement of Operations

                                                                                                               Conservative
                                                        Balanced        Capital Growth      Common Stock        Allocation
                                                   For the Year Ended For the Year Ended For the Year Ended For the Year Ended
                                                        11/30/07           11/30/07           11/30/07           11/30/07
                                                   ------------------ ------------------ ------------------ ------------------
Investment Income
Income:
Dividends.........................................    $ 3,832,467        $ 2,116,105        $ 23,886,017        $ 515,291 #
Interest..........................................      5,809,635            224,106           1,966,240         2,050,422
Securities Lending................................         39,063             18,206             104,548            17,215
                                                      -----------        -----------        ------------        ----------
   Total Income...................................    $ 9,681,165        $ 2,358,417        $ 25,956,805        $2,582,928
                                                      -----------        -----------        ------------        ----------
Expenses:
Management advisory fee...........................      1,604,176          1,174,666           8,208,155           317,632
Transfer agent fees...............................        599,348            335,814           1,374,118           126,086
Custodian fees....................................         36,281             18,927              91,125            12,785
Distribution expense (Class A Shares).............        761,189            495,520           3,391,551           118,182
Distribution expense (Class B Shares).............        202,014                 --             412,725           112,498
Distribution expense (Class C Shares).............         74,799             18,652             191,910            71,267
Distribution expense (Class D Shares).............         89,316                 --                  --                --
Distribution expense (Class S Shares).............             --                 --                  --                --
Distribution expense (Class I Shares).............             --                 --                  --                --
Accounting and administration services............         94,107             53,669             421,192            29,558
Auditing fees.....................................         25,870             14,200             114,500            16,700
Legal fees........................................         13,910              2,640              88,280            10,000
Reports and notices to shareholders...............         46,615              3,105              88,653            15,000
Registration and filing fees......................         39,229             26,302              55,898            38,612
Director's and Chief Compliance Officer's fees and
  expenses........................................         51,428             26,677             222,491            13,019
Other.............................................         18,268              1,330              64,757            16,136
                                                      -----------        -----------        ------------        ----------
Total Expenses....................................      3,656,550          2,171,502          14,725,355           897,475
Expense Reimbursement.............................             --                 --            (139,273)               --
Expense Offset....................................        (25,181)           (16,100)            (40,859)          (12,585)
                                                      -----------        -----------        ------------        ----------
Net Expenses......................................      3,631,369          2,155,402          14,545,223           884,890
                                                      -----------        -----------        ------------        ----------
Net Investment Income (Loss)                            6,049,796            203,015          11,411,582         1,698,038
                                                      -----------        -----------        ------------        ----------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments.......................................     17,023,873         14,157,111          70,152,703           688,369
Foreign currency transactions.....................             --                 --                  --              (442)
                                                      -----------        -----------        ------------        ----------
 Net realized gain (loss).........................     17,023,873         14,157,111          70,152,703           687,927
                                                      -----------        -----------        ------------        ----------
Net change in unrealized appreciation
 (depreciation) during the period:................
Investments.......................................      1,937,411         10,736,059          43,170,666         1,233,186
Foreign currency transactions.....................             --                 --                  --               (85)
                                                      -----------        -----------        ------------        ----------
Net change in unrealized appreciation
 (depreciation)...................................      1,937,411         10,736,059          43,170,666         1,233,101
                                                      -----------        -----------        ------------        ----------
Net Realized and Unrealized Gain
 (Loss) on Investments............................     18,961,284         24,893,170         113,323,369         1,921,028
                                                      -----------        -----------        ------------        ----------
Net Increase in Net Assets
  from Operations.................................    $25,011,080        $25,096,185        $124,734,951        $3,619,066
                                                      ===========        ===========        ============        ==========

   The accompanying notes are an integral part of the financial statements.

                                                        Statement of Operations
                                                                    (Continued)



     Georgia Municipal
            Bond             Government Securities   Growth Leaders    High Yield Bond   International Equity   Mid Cap Growth
     -----------------       --------------------- ------------------ ------------------ -------------------- ------------------
For the
 Period
  From
11/01/07
Through   For the Year Ended  For the Year Ended   For the Year Ended For the Year Ended  For the Year Ended  For the Year Ended
11/30/07      10/31/07*            11/30/07             11/30/07           11/30/07            11/30/07            11/30/07
--------  ------------------ --------------------- ------------------ ------------------ -------------------- ------------------
$  1,173      $    5,898          $        --          $  156,453        $    19,460         $ 3,970,826#        $ 1,063,573
 106,656       1,550,672           16,322,438              28,142          5,604,688             160,805              72,730
      --              --              113,763               2,760             38,425             151,520              55,238
--------      ----------          -----------          ----------        -----------         -----------         -----------
$107,829      $1,556,570          $16,436,201          $  187,355        $ 5,662,573         $ 4,283,151         $ 1,191,541
--------      ----------          -----------          ----------        -----------         -----------         -----------
  12,327         178,561            1,494,210             133,343            504,583           1,268,809           1,176,967
     266          84,051              363,768              43,419            195,510             415,416             502,315
   1,454           3,700               33,908               4,093             11,590             111,057              21,914
      81           1,339              445,330              41,839            102,804             481,539             428,757
      --              --                   --                  --            139,388             122,114             140,203
      --              --               25,264               7,446             67,714              68,715              41,546
      --              --                   --                  --                 --                  --                  --
      --              --                   --                  --                 --                  --                  --
      --              --                   --                  --                 --                  --                  --
   1,052           8,966               99,061               4,750             22,342              55,328              56,759
     675          18,175               38,000               8,910             12,700              17,900              17,500
     260           3,163               25,500                 155              7,050              10,200               8,650
      10           5,243               34,000               2,954             12,900              30,020              34,525
      --          10,229               48,526              24,453             32,214              33,392              31,443
     640           3,541               45,825               2,027             13,205              30,649              27,344
     655          11,795               32,465               2,076             13,880              35,978               5,280
--------      ----------          -----------          ----------        -----------         -----------         -----------
  17,420         328,763            2,685,857             275,465          1,135,880           2,681,117           2,493,203
      --              --                   --             (37,676)                --                  --                  --
    (288)           (824)             (21,958)             (3,991)           (11,440)            (29,707)            (20,333)
--------      ----------          -----------          ----------        -----------         -----------         -----------
  17,132         327,939            2,663,899             233,798          1,124,440           2,651,410           2,472,870
--------      ----------          -----------          ----------        -----------         -----------         -----------
  90,697       1,228,631           13,772,302             (46,443)         4,538,133           1,631,741          (1,281,329)
--------      ----------          -----------          ----------        -----------         -----------         -----------
      --         167,100            1,393,384             833,979            870,825          15,401,845          15,316,310
      --              --                   --                  --                309             (24,567)                 --
              ----------          -----------          ----------        -----------         -----------         -----------
      --         167,100            1,393,384             833,979            871,134          15,377,278          15,316,310
              ----------          -----------          ----------        -----------         -----------         -----------
 281,623        (434,914)           3,495,084           1,751,823         (3,689,481)         13,650,291          10,661,649
      --              --                   --                  --                 --              (9,867)                 --
--------      ----------          -----------          ----------        -----------         -----------         -----------
 281,623        (434,914)           3,495,084           1,751,823         (3,689,481)         13,640,424          10,661,649
--------      ----------          -----------          ----------        -----------         -----------         -----------
 281,623        (267,814)           4,888,468           2,585,802         (2,818,347)         29,017,702          25,977,959
--------      ----------          -----------          ----------        -----------         -----------         -----------
$372,320      $  960,817          $18,660,770          $2,539,359        $ 1,719,786         $30,649,443         $24,696,630
========      ==========          ===========          ==========        ===========         ===========         ===========

* Information prior to May 5, 2007 is based on the predecessor Synovus Georgia Municipal Bond Fund.

# Net of foreign tax withholding of $3,210 in the Sentinel Conservative
  Allocation Fund and $354,646 in the Sentinel International Equity Fund.

Amounts designated as "-" are either $0 or have been rounded to $0.

Statement of Operations
(Continued)



                                                                                     Short                    U.S. Treasury
                                                                                    Maturity                      Money
                                                            Mid Cap Value          Government  Small Company     Market
                                                     --------------------------   ------------ -------------- -------------
                                                     For the Period
                                                     From 11/01/07  For the Year  For the Year                For the Year
                                                        Through        Ended         Ended      For the Year      Ended
                                                        11/30/07     10/31/07**     11/30/07   Ended 11/30/07   11/30/07
                                                     -------------- ------------  ------------ -------------- -------------
Investment Income
Income:
Dividends...........................................  $   121,139 # $1,663,876 #  $        --  $  11,517,197   $   114,948
Interest............................................        80,516      504,412     8,910,253      5,085,752     2,960,552
Securities Lending..................................         2,668       40,245            --        878,895        41,137
                                                      ------------  -----------   -----------  -------------   -----------
   Total Income.....................................  $    204,323  $ 2,208,533   $ 8,910,253  $  17,481,844   $ 3,116,637
                                                      ------------  -----------   -----------  -------------   -----------
Expenses:
Management advisory fee.............................        82,099      877,631       877,212      9,525,665       257,255
Transfer agent fees.................................         6,603      182,024       289,389      2,656,472       256,045
Custodian fees......................................         1,318       11,290        40,675        147,440        10,385
Distribution expense (Class A Shares)...............         5,906      23,322 ^^     405,793      3,717,417            --
Distribution expense (Class B Shares)...............            --      20,419 ^^          --      1,322,326            --
Distribution expense (Class C Shares)...............        10,845      101,311         2,057      1,782,521            --
Distribution expense (Class D Shares)...............            --           --            --             --            --
Distribution expense (Class S Shares)...............            --           --        54,542             --            --
Distribution expense (Class I Shares)...............            --           --            --             --            --
Accounting and administration services..............         4,203       28,712        52,808        495,618        19,954
Auditing fees.......................................        12,050       27,660        26,350        124,500         9,800
Legal fees..........................................           475       10,185        17,850         98,500         5,750
Reports and notices to shareholders.................           350       13,546        25,750        180,500        15,800
Registration and filing fees........................         3,150       72,641        34,797         72,627        24,207
Director's and Chief Compliance Officer's fees and
  expenses..........................................         1,321       12,003        33,627        251,761        11,816
Other...............................................           604       10,205        37,259         48,337         5,990
                                                      ------------  -----------   -----------  -------------   -----------
Total Expenses......................................       128,924    1,390,949     1,898,109     20,423,684       617,002
Expense Reimbursement...............................            --      (33,659)           --             --        (7,217)
Expense Offset......................................        (1,318)      (4,915)      (22,545)       (64,540)       (9,060)
                                                      ------------  -----------   -----------  -------------   -----------
Net Expenses........................................       127,606    1,352,375     1,875,564     20,359,144       600,725
                                                      ------------  -----------   -----------  -------------   -----------
Net Investment Income (Loss)........................        76,717      856,158     7,034,689     (2,877,300)    2,515,912
                                                      ------------  -----------   -----------  -------------   -----------
Realized and Unrealized Gain (Loss) on Investments
  Net realized gain (loss) from:
Investments.........................................       644,679   13,209,298       (45,075)   162,566,317            --
Foreign currency transactions.......................           378       (3,170)           --             --            --
                                                      ------------  -----------   -----------  -------------   -----------
   Net realized gain (loss).........................       645,057   13,206,128       (45,075)   162,566,317            --
                                                      ------------  -----------   -----------  -------------   -----------
Net change in unrealized appreciation (depreciation)
  during the period:
Investments.........................................   (10,997,772)  12,948,620     1,333,272    (31,152,089)           --
Foreign currency transactions.......................          (884)          --            --             --            --
                                                      ------------  -----------   -----------  -------------   -----------
Net change in unrealized appreciation (depreciation)   (10,998,656)  12,948,620     1,333,272    (31,152,089)           --
                                                      ------------  -----------   -----------  -------------   -----------
Net Realized and Unrealized Gain (Loss) on
  Investments.......................................   (10,353,599)  26,154,748     1,288,197    131,414,228            --
                                                      ------------  -----------   -----------  -------------   -----------
Net Increase in Net Assets from Operations..........  $(10,276,882) $27,010,906    $8,322,886   $128,536,928    $2,515,912
                                                      ============  ===========   ===========  =============   ===========

* Information prior to May 5,2007 is based on the predecessor Synovus Mid Cap Value Fund.

# Net of foreign tax withholding of $8,948 for the period ended 11/30/07 and $17,098 for the period ended 10/31/07 in the Sentinel Mid Cap Value Fund.

^^ Synovus Mid Cap Value Fund Class A shareholders were issued Sentinel Mid Cap
   Value Class I Shares and Synovus Mid Cap Value Class B shareholders were issued Sentinel Mid Cap Value Class A Shares in a reorganization effective as of the close of the New York Stock Exchange on May 4,2007.

Amounts designated as "-" are either $0 or have been rounded to $0.

   The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

                                    Balanced                                      Capital Growth*
                     --------------------------------------  --------------------------------------------------------
                                                                                   Fiscal Period
                     Year Ended 11/30/07 Year Ended 11/30/06 Year Ended 11/30/07 07/01/06 -11/30/06 Year Ended 06/30/06
                     ------------------- ------------------- ------------------- ------------------ -------------------
Increase (Decrease)
  in Net Assets
  from Operations
  Net investment
  income (loss).....    $  6,049,796        $  6,101,662        $    203,015        $    (64,808)      $   (860,690)
Net realized gain
  (loss) on sales
  of investments....      17,023,873           7,389,588          14,157,111           3,528,971         15,128,961
Net change in
  unrealized
  appreciation
  (depreciation)....       1,937,411          18,913,399          10,736,059           2,919,662          2,368,398
                        ------------        ------------        ------------        ------------       ------------
Net increase
  (decrease) in net
  assets from
  operations........      25,011,080          32,404,649          25,096,185           6,383,825         16,636,669
                        ------------        ------------        ------------        ------------       ------------
Distributions to
  Shareholders From
  net investment
  income
Class A Shares......      (5,332,397)         (5,313,348)                 --                  --                 --
Class B Shares......        (246,135)           (345,344)                 --                  --                 --
Class C Shares......         (83,631)            (86,289)                 --                  --                -- **
Class D Shares......        (364,707)           (413,016)                 --                  --                 --
Class S Shares......              --                  --                  --                  --                 --
Class I Shares......          (1,554)^                --                 -- ^                 --                 --
From net realized
  gain on
  investments
Class A Shares......      (5,946,206)         (5,085,066)         (8,420,932)                 --        (20,118,497)
Class B Shares......        (544,748)           (564,895)                 --                  --                 --
Class C Shares......        (163,913)           (136,469)            (18,041)                 --                -- **
Class D Shares......        (546,897)           (462,459)                 --                  --                 --
Class S Shares......              --                  --                  --                  --                 --
Class I Shares......             -- ^                 --                 -- ^                 --                 --
                        ------------        ------------        ------------        ------------       ------------
Total distributions
  to shareholders        (13,230,188)        (12,406,886)         (8,438,973)                 --        (20,118,497)
                        ------------        ------------        ------------        ------------       ------------
From Capital Share
  Transactions Net
  proceeds from
  sales of shares
Class A Shares......      31,303,152          24,234,437          12,241,441           2,193,967          9,466,358
Class B Shares......         821,374           1,981,547                  --                  --                 --
Class C Shares......       1,680,802           1,871,560             712,716              63,207           178,075 **
Class D Shares......           7,455             385,371                  --                  --                 --
Class S Shares......              --                  --                  --                  --                 --
Class I Shares......      3,761,076 ^                 --          4,834,938 ^                 --                 --
Net asset value of
  shares issued in
  Fund
  reorganizations
  (see note 7)
Class A Shares......              --                  --          66,893,747                  --                 --
Class B Shares......              --                  --                  --                  --                 --
Class C Shares......              --                  --           2,315,385                  --                -- **
Class D Shares......              --                  --                  --                  --                 --
Class S Shares......              --                  --                  --                  --                 --
Class I Shares......             -- ^                 --                 -- ^                 --                 --
Net asset value of
  shares in
  reinvestment of
  dividends and
  distributions.....
Class A Shares......      10,395,423           9,566,548           6,742,303                  --         17,641,719
Class B Shares......         743,697             864,181                  --                  --                 --
Class C Shares......         234,646             213,499               6,829                  --                -- **
Class D Shares......         487,400             460,874                  --                  --                 --
Class S Shares......              --                  --                  --                  --                 --
Class I Shares......             -- ^                 --                 -- ^                 --                 --
                        ------------        ------------        ------------        ------------       ------------
                          49,435,025          39,578,017          93,747,359           2,257,174         27,286,152
                        ------------        ------------        ------------        ------------       ------------
Less: Payments for
  shares reacquired
Class A Shares......     (52,563,834)        (40,734,365)        (43,181,102)        (15,912,180)       (67,049,820)
Class B Shares......      (8,894,923)         (7,993,035)                 --                  --                 --
Class C Shares......      (1,749,918)         (1,694,312)           (405,246)               (228)               -- **
Class D Shares......     (13,047,307)         (1,150,073)                 --                  --                 --
Class S Shares......              --                  --                  --                  --                 --
Class I Shares......         (54,453)^                --            (128,490)^                --                 --
                        ------------        ------------        ------------        ------------       ------------
Increase (decrease)
  in net assets
  from capital
  stock transactions     (26,875,410)        (11,993,768)         50,032,521         (13,655,234)       (39,763,668)
                        ------------        ------------        ------------        ------------       ------------
Total Increase
  (Decrease) in Net
  Assets for period.     (15,094,518)          8,003,995          66,689,733          (7,271,409)       (43,245,496)
Net Assets:
  Beginning of
  period............    $303,038,768        $295,034,773        $124,300,965        $131,572,374       $174,817,870
                        ------------        ------------        ------------        ------------       ------------
Net Assets: End of
  period............    $287,944,250        $303,038,768        $190,990,698        $124,300,965       $131,572,374
                        ------------        ------------        ------------        ------------       ------------
Accumulated
  Undistributed Net
  Investment Income
  (Loss)............    $    843,333        $    800,513        $    154,747        $     (1,559)      $       (449)
                        ============        ============        ============        ============       ============

* The fiscal year end for the Sentinel Capital Growth Fund changed from June 30th to November 30th following the June 30,2006 Annual Report. Information for the Sentinel Capital Growth Fund prior to March 17th, 2006 is based on the predecessor Bramwell Growth Fund.

** Commenced operations March 17, 2006.

^  Commenced operations August 27,2007.

Amounts designated as "-" are either $0 or have been rounded to $0.

   The accompanying notes are an integral part of the financial statements.

                                             Statement of Changes in Net Assets
                                                                    (Continued)


          Common Stock            Conservative Allocation+             Georgia Municipal Bond***
          ------------           --------------------------  --------------------------------------------
   Year Ended      Year Ended     Year Ended    Year Ended     Fiscal Period    Year Ended    Year Ended
    11/30/07        11/30/06       11/30/07      11/30/06    11/01/07-11/30/07   10/31/07      10/31/06
  ----------     --------------  ------------  ------------  ----------------- ------------  ------------
$   11,411,582   $    9,417,715  $  1,698,038  $  2,082,312     $    90,697    $  1,228,631  $  1,505,451
    70,152,703       49,244,929       687,927     1,332,679              --         167,100       198,398
    43,170,666      100,657,596     1,233,101     1,766,118         281,623        (434,914)       (3,952)
--------------   --------------  ------------  ------------     -----------    ------------  ------------
   124,734,951      159,320,240     3,619,066     5,181,109         372,320         960,817     1,699,897
--------------   --------------  ------------  ------------     -----------    ------------  ------------
    (8,645,430)     (10,178,550)   (1,644,925)   (1,651,391)           (990)        (15,549)      (19,500)
            --          (32,784)     (384,553)     (388,844)             --              --            --
            --           (9,538)     (222,879)     (209,226)             --              --            --
            --               --            --            --              --              --            --
            --               --            --            --              --              --            --
    (1,217,114)#             --            --            --         (93,677)     (1,217,497)   (1,485,953)
   (46,436,345)     (47,966,922)     (609,494)     (869,023)             --          (3,021)       (3,296)
    (1,981,880)      (2,443,954)     (188,211)     (237,204)             --              --            --
      (649,932)        (439,067)     (102,153)     (148,439)             --              --            --
            --               --            --            --              --              --            --
            --               --            --            --              --              --            --
           -- #              --            --            --              --        (195,132)     (244,307)
--------------   --------------  ------------  ------------     -----------    ------------  ------------
   (58,930,701)     (61,070,815)   (3,152,215)   (3,504,127)        (94,667)     (1,431,199)   (1,753,056)
--------------   --------------  ------------  ------------     -----------    ------------  ------------
    73,228,445       60,607,050    11,995,204     6,543,677              --          18,265        13,346
     1,351,515        4,002,083       682,945       978,876              --              --            --
     6,390,341        5,829,581     2,260,202       792,873              --              --            --
            --               --            --            --              --              --            --
            --               --            --            --              --              --            --
   34,651,616 #              --            --            --          25,306       2,412,230     5,127,612
     1,091,395               --            --            --              --              --            --
            --               --            --            --              --              --            --
     2,132,920               --            --            --              --              --            --
            --               --            --            --              --              --            --
            --               --            --            --              --              --            --
  194,108,510 #              --            --            --              --              --            --
    46,793,473       49,577,858     1,894,024     2,104,067             867           6,381        13,296
     1,947,306        2,438,450       498,262       552,818              --              --            --
       623,869          442,438       260,358       302,886              --              --            --
            --               --            --            --              --              --            --
            --               --            --            --              --              --            --
      177,843 #              --            --            --             140          11,042         1,617
--------------   --------------  ------------  ------------     -----------    ------------  ------------
   362,497,233      122,897,460    17,590,995    11,275,197          26,313       2,447,918     5,155,871
--------------   --------------  ------------  ------------     -----------    ------------  ------------
  (185,006,498)    (160,694,672)  (14,178,356)  (27,450,793)       (190,469)        (81,488)     (112,127)
   (18,162,184)     (16,847,777)   (2,878,404)   (3,905,911)             --              --            --
    (2,430,128)      (2,157,923)   (1,648,540)   (4,613,630)             --              --            --
            --               --            --            --              --              --            --
           -- #              --            --            --              --              --            --
   (28,514,187)              --            --            --        (641,880)    (11,575,494)  (16,793,558)
--------------   --------------  ------------  ------------     -----------    ------------  ------------
   128,384,236      (56,802,912)   (1,114,305)  (24,695,137)       (806,036)     (9,209,064)  (11,749,814)
--------------   --------------  ------------  ------------     -----------    ------------  ------------
   194,188,486       41,446,513      (647,454)  (23,018,155)       (528,383)     (9,679,446)  (11,802,973)
$1,176,524,799   $1,135,078,286  $ 56,722,258  $ 79,740,413     $33,487,306    $ 43,166,752  $ 54,969,725
--------------   --------------  ------------  ------------     -----------    ------------  ------------
$1,370,713,285   $1,176,524,799  $ 56,074,804  $ 56,722,258     $32,958,923    $ 33,487,306  $ 43,166,752
==============   ==============  ============  ============     ===========    ============  ============
$    2,164,829   $      789,004  $    155,459  $    700,883     $        --    $     (1,076) $        814
==============   ==============  ============  ============     ===========    ============  ============

* Name change. Formerly the Sentinel Capital Markets Income Fund prior to November 1,2006.

#   Commenced operations May 4, 2007.

***The fiscal year end for the Sentinel Georgia Municipal Bond Fund changed from October 31st to November 30th following the October 31,2007 Annual Report. Information prior to May 5,2007 is based on the predecessor Synovus Georgia Municipal Bond Fund.

Amounts designated as "-" re either $0 or have been rounded to $0.

Statement of Changes in Net Assets
(Continued)


                                                  Government Securities                     Growth Leaders*
                                              ---------------------------    ------------------------------------------
                                                Year Ended     Year Ended     Year Ended    Fiscal Period     Year Ended
                                                 11/30/07       11/30/06       11/30/07   07/01/06-11/30/06    06/30/06
                                              ------------   ------------    -----------  ----------------- -----------
Increase (Decrease) in Net Assets from
  Operations
Net investment income (loss)................. $ 13,772,302   $  9,547,358    $   (46,443)    $     4,196    $   (46,438)
Net realized gain (loss) on sales of
  investments................................    1,393,384     (2,048,398)       833,979           3,011        794,083
Net change in unrealized appreciation
  (depreciation).............................    3,495,084      3,463,023      1,751,823         638,506        349,652
                                              ------------   ------------    -----------     -----------    -----------
Net increase (decrease) in net assets from
  operations.................................   18,660,770     10,961,983      2,539,359         645,713      1,097,297
                                              ------------   ------------    -----------     -----------    -----------
Distributions to Shareholders
From net investment income
   Class A Shares............................  (10,505,958)    (9,740,425)        (5,261)             --             --
   Class B Shares............................           --             --             --              --             --
   Class C Shares............................      (87,944)        (4,086)**          --              --             --***
   Class D Shares............................           --             --             --              --             --
   Class S Shares............................           --             --             --              --             --
   Class I Shares............................   (3,194,893)^           --             --              --             --
From net realized gain on investments
   Class A Shares............................           --             --             --              --             --
   Class B Shares............................           --             --             --              --             --
   Class C Shares............................           --             --**           --              --             --***
   Class D Shares............................           --             --             --              --             --
   Class S Shares............................           --             --             --              --             --
   Class I Shares............................          -- ^            --             --              --             --
                                              ------------   ------------    -----------     -----------    -----------
Total distributions to shareholders..........  (13,788,795)    (9,744,511)        (5,261)             --             --
                                              ------------   ------------    -----------     -----------    -----------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares............................   79,907,995     49,850,057      6,660,457       3,267,610      3,555,971
   Class B Shares............................           --             --             --              --             --
   Class C Shares............................    5,273,889        560,763**    1,148,246         127,191        392,015***
   Class D Shares............................           --             --             --              --             --
   Class S Shares............................           --             --             --              --             --
   Class I Shares............................   12,644,243^            --        250,055              --             --
Net asset value of shares issued in Fund
  reorganizations (see note 7)
   Class A Shares............................    1,931,677             --             --              --             --
   Class B Shares............................           --             --             --              --             --
   Class C Shares............................           --             --**           --              --             --***
   Class D Shares............................           --             --             --              --             --
   Class S Shares............................           --             --             --              --             --
   Class I Shares............................  126,487,938^            --             --              --             --
Net asset value of shares in reinvestment of
  dividends and distributions
   Class A Shares............................    8,347,746      7,770,107          3,991              --             --
   Class B Shares............................           --             --             --              --             --
   Class C Shares............................       33,979            487**           --              --             --***
   Class D Shares............................           --             --             --              --             --
   Class S Shares............................           --             --             --              --             --
   Class I Shares............................      154,344^            --             --              --             --
                                              ------------   ------------    -----------     -----------    -----------
                                               234,781,811     58,181,414      8,062,749       3,394,801      3,947,986
                                              ------------   ------------    -----------     -----------    -----------
Less: Payments for shares reacquired
   Class A Shares............................  (58,742,555)   (49,324,426)    (2,548,160)       (675,205)    (4,553,749)
   Class B Shares............................           --             --             --              --             --
   Class C Shares............................     (910,943)        (1,660)**    (115,521)        (97,252)            --***
   Class D Shares............................           --             --             --              --             --
   Class S Shares............................           --             --             --              --             --
   Class I Shares............................  (28,736,771)^           --            (54)             --             --
                                              ------------   ------------    -----------     -----------    -----------
Increase (decrease) in net assets from
  capital stock transactions.................  146,391,542      8,855,328      5,399,014       2,622,344       (605,763)
                                              ------------   ------------    -----------     -----------    -----------
Total Increase (Decrease) in Net Assets for
  period.....................................  151,263,517     10,072,800      7,933,112       3,268,057        491,534
Net Assets: Beginning of period.............. $214,940,770   $204,867,970    $11,695,861     $ 8,427,804    $ 7,936,270
                                              ------------   ------------    -----------     -----------    -----------
Net Assets: End of period.................... $366,204,287   $214,940,770    $19,628,973     $11,695,861    $ 8,427,804
                                              ============   ============    ===========     ===========    ===========
Accumulated Undistributed Net Investment
  Income (Loss).............................. $    106,556   $     14,487    $       103     $     4,179    $       (17)
                                              ============   ============    ===========     ===========    ===========

* The fiscal year end for the Sentinel Growth Leaders Fund changed from June 30th to November 30th following the June 30,2006 Annual Report. Information for the Sentinel Growth Leaders Fund prior to March 17th, 2006 is based on the predecessor Bramwell Focus Fund.

** Commenced operations June 1,2006.

***Commenced operations March 17,2006.

^  Commenced operations May 4,2007.

Amounts designated as "-" are either $0 or have been rounded to $0.

   The accompanying notes are an integral part of the financial statements.

                                             Statement of Changes in Net Assets
                                                                    (Continued)


     High Yield Bond           International Equity            Mid Cap Growth
     ---------------       ---------------------------  ---------------------------
Year Ended    Year Ended     Year Ended    Year Ended     Year Ended    Year Ended
11/30/07       11/30/06       11/30/07      11/30/06       11/30/07      11/30/06
----------   ------------  ------------   ------------  ------------   ------------
  $4,538,133 $  5,761,867  $  1,631,741   $  1,104,898  $ (1,281,329)  $ (1,377,827)
     871,134     (341,062)   15,377,278     15,493,251    15,316,310     10,166,239
 (3,689,481)    1,999,932    13,640,424     16,977,598    10,661,649      3,926,137
------------ ------------  ------------   ------------  ------------   ------------
   1,719,786    7,420,737    30,649,443     33,575,747    24,696,630     12,714,549
------------ ------------  ------------   ------------  ------------   ------------
 (3,399,253)   (4,305,985)   (1,202,020)    (1,455,355)           --             --
   (794,203)   (1,028,986)           --        (20,553)           --             --
   (382,704)     (455,069)           --             --            --             --
          --           --            --             --            --             --
          --           --            --             --            --             --
          --           --           -- ^            --           -- ^            --
          --           --   (12,858,358)    (6,052,517)           --             --
          --           --    (1,136,332)      (661,462)           --             --
          --           --      (458,176)      (156,283)           --             --
          --           --            --             --            --             --
          --           --            --             --            --             --
          --           --           -- ^            --          -- ^             --
------------ ------------  ------------   ------------  ------------   ------------
 (4,576,160)   (5,790,040)  (15,654,886)    (8,346,170)           --             --
------------ ------------  ------------   ------------  ------------   ------------
   8,939,860    9,567,716    35,646,369     33,951,795    24,460,706     16,928,543
     301,671      849,323     1,016,294      2,428,396       216,297      1,114,043
     462,470      566,405     3,087,582      2,319,697     1,369,187        683,605
          --           --            --             --            --             --
          --           --            --             --            --             --
          --           --    10,331,293^            --    9,787,394 ^            --
          --           --            --             --            --             --
          --           --            --             --            --             --
          --           --            --             --            --             --
          --           --            --             --            --             --
          --           --            --             --            --             --
          --           --           -- ^            --           -- ^            --
   2,058,699    2,794,611    13,393,285      7,143,270            --             --
     387,055      501,475     1,100,483        660,479            --             --
     281,733      327,730       437,026        156,128            --             --
          --           --            --             --            --             --
          --           --            --             --            --             --
          --           --           -- ^            --           -- ^            --
------------ ------------  ------------   ------------  ------------   ------------
  12,431,488   14,607,260    65,012,332     46,659,765    35,833,584     18,726,191
------------ ------------  ------------   ------------  ------------   ------------
(19,693,351)  (65,350,467)  (53,132,878)   (27,224,556)  (56,297,446)   (44,648,223)
 (5,213,507)   (6,754,951)   (4,612,060)    (4,249,898)   (7,381,701)   (10,012,533)
 (2,452,196)   (4,068,474)   (1,199,904)      (811,438)     (932,057)    (1,794,147)
          --           --            --             --            --             --
          --           --            --             --            --             --
          --           --      (268,010)^           --      (148,813)^           --
------------ ------------  ------------   ------------  ------------   ------------
(14,927,566)  (61,566,632)    5,799,480     14,373,873   (28,926,433)   (37,728,712)
------------ ------------  ------------   ------------  ------------   ------------
(17,783,940)  (59,935,935)   20,794,037     39,603,450    (4,229,803)   (25,014,163)
 $79,410,862 $139,346,797  $167,872,899   $128,269,449  $170,856,736   $195,870,899
------------ ------------  ------------   ------------  ------------   ------------
 $61,626,922 $ 79,410,862  $188,666,936   $167,872,899  $166,626,933   $170,856,736
============ ============  ============   ============  ============   ============
     $10,433 $    199,828  $  1,250,237   $    843,860  $    (63,924)  $    (58,748)
============ ============  ============   ============  ============   ============

^  Commenced operations August 27, 2007.

Amounts designated as"-" are either $0 or have been rounded to $0.

Statement of Changes in Net Assets
(Continued)


                                                             Mid Cap Value*                 Short Maturity Government
                                                       --------------------------  -----------------------------------------
                                                       Fiscal Period
                                                         11/01/07-    Year Ended    Year Ended    Year Ended      Year Ended
                                                         11/30/07      10/31/07      10/31/06      11/30/07        11/30/06
                                                       ------------- ------------  ------------  ------------  -------------
Increase (Decrease) in Net Assets from Operations
Net investment income (loss).......................... $     76,717  $    856,158  $     28,556  $  7,034,689  $   9,500,701
Net realized gain (loss) on sales of investments......      645,057    13,206,128     6,114,926       (45,075)    (2,712,447)
Net change in unrealized appreciation
  (depreciation)......................................  (10,998,656)   12,948,620     7,471,340     1,333,272      2,201,443
                                                       ------------  ------------  ------------  ------------  -------------
Net increase (decrease) in net assets from
  operations..........................................  (10,276,882)   27,010,906    13,614,822     8,322,886      8,989,697
                                                       ------------  ------------  ------------  ------------  -------------
Distributions to Shareholders
From net investment income
   Class A Shares.....................................           --            --            --    (7,600,803)   (10,384,929)
   Class B Shares.....................................           --            --            --            --             --
   Class C Shares.....................................           --            --            --        (2,707)        (2,385)**
   Class D Shares.....................................           --            --            --            --             --
   Class S Shares.....................................           --            --            --      (301,207)      (609,176)
   Class I Shares.....................................           --       (22,294)      (17,048)           --             --
From net realized gain on investments
   Class A Shares.....................................           --      (243,502)     (587,140)           --             --
   Class B Shares.....................................           --      (364,071)     (858,204)           --             --
   Class C Shares.....................................           --      (575,386)   (1,324,647)           --            -- **
   Class D Shares.....................................           --            --            --            --             --
   Class S Shares.....................................           --            --            --            --             --
   Class I Shares.....................................           --    (4,954,052)  (11,820,882)           --             --
                                                       ------------  ------------  ------------  ------------  -------------
Total distributions to shareholders...................           --    (6,159,305)  (14,607,921)   (7,904,717)   (10,996,490)
                                                       ------------  ------------  ------------  ------------  -------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares.....................................    3,619,548    17,649,260       610,500    31,372,796     48,632,019
   Class B Shares.....................................           --       289,388       337,959            --             --
   Class C Shares.....................................    1,955,658     3,432,966     2,621,052       435,483       208,087 **
   Class D Shares.....................................           --            --            --            --             --
   Class S Shares.....................................           --            --            --     1,506,628      8,863,232
   Class I Shares.....................................      977,173    20,173,663    14,745,754            --             --
Net asset value of shares issued in Fund
  reorganizations
Class A Shares........................................           --            --            --            --             --
Class A Shares issued upon conversion from Class B
  Shares***...........................................           --     6,781,368            --            --             --
   Class B Shares.....................................           --            --            --            --             --
   Class C Shares.....................................           --            --            --            --            -- **
   Class D Shares.....................................           --            --            --            --             --
   Class S Shares.....................................           --            --            --            --             --
   Class I Shares.....................................           --            --            --            --             --
   Class I Shares issued upon conversion from
     Class A Shares***................................           --     4,618,318            --            --             --
Net asset value of shares in reinvestment of dividends
  and distributions
   Class A Shares.....................................           --       209,282       496,499     6,134,574      8,581,163
   Class B Shares.....................................           --       338,655       777,737            --             --
   Class C Shares.....................................           --       488,036     1,069,501         1,295           661 **
   Class D Shares.....................................           --            --            --            --             --
   Class S Shares.....................................           --            --            --       258,276        532,418
   Class I Shares.....................................           --     1,602,297     3,400,812            --             --
                                                       ------------  ------------  ------------  ------------  -------------
                                                          6,552,379    55,583,233    24,059,814    39,709,052     66,817,580
                                                       ------------  ------------  ------------  ------------  -------------
Less: Payments for shares reacquired
   Class A Shares.....................................     (632,292)   (2,368,562)   (1,442,687)  (75,993,881)  (129,299,558)
   Class A Shares reacquired upon conversion into
     Class I Shares***................................           --    (4,618,318)           --            --             --
   Class B Shares.....................................           --      (507,506)   (1,300,093)           --             --
   Class B Shares reacquired upon conversion into
     Class A Shares***................................           --    (6,781,368)           --            --             --
   Class C Shares.....................................      (46,922)   (1,738,255)   (3,091,791)     (226,085)          (778)**
   Class D Shares.....................................           --            --            --            --             --
   Class S Shares.....................................           --            --            --    (3,929,301)   (18,576,293)
   Class I Shares.....................................   (5,171,146)  (22,360,503)  (19,964,873)           --             --
                                                       ------------  ------------  ------------  ------------  -------------

   The accompanying notes are an integral part of the financial statements.

                                             Statement of Changes in Net Assets
                                                                    (Continued)



             Small Company                    U.S. Treasury Money Market
--------------------------------------  --------------------------------------
Year Ended 11/30/07 Year Ended 11/30/06 Year Ended 11/30/07 Year Ended 11/30/06
------------------- ------------------- ------------------- -------------------
    $(2,877,300)       $  (6,813,873)      $  2,515,912        $   3,006,974
     162,566,317         185,225,726                 --                   --
    (31,152,089)          34,290,665                 --                   --
   -------------       -------------       ------------        -------------
     128,536,928         212,702,518          2,515,912            3,006,974
   -------------       -------------       ------------        -------------
              --                  --         (2,422,945)          (2,879,224)
              --                  --            (92,967)            (127,750)
              --                  --                 --                   --
              --                  --                 --                   --
              --                  --                 --                   --
              --                  --                 --                   --
   (139,195,215)         (95,814,110)                --                   --
    (18,838,178)         (14,748,742)                --                   --
    (20,036,255)         (14,284,610)                --                   --
              --                  --                 --                   --
              --                  --                 --                   --
              --                  --                 --                   --
   -------------       -------------       ------------        -------------
   (178,069,648)        (124,847,462)        (2,515,912)          (3,006,974)
   -------------       -------------       ------------        -------------
     283,454,365         247,094,937         64,382,472           83,996,137
         765,999           6,058,374          2,554,448            2,733,519
      40,518,005          25,681,571                 --                   --
              --                  --                 --                   --
              --                  --                 --                   --
      57,515,803                  --                 --                   --
              --                  --                 --                   --
              --                  --                 --                   --
              --                  --                 --                   --
              --                  --                 --                   --
              --                  --                 --                   --
              --                  --                 --                   --
              --                  --                 --                   --
              --                  --                 --                   --
     126,082,616          86,941,982          2,336,891            2,755,191
      17,702,605          13,955,149             75,282              107,709
      18,996,827          13,540,865                 --                   --
              --                  --                 --                   --
              --                  --                 --                   --
              --                  --                 --                   --
   -------------       -------------       ------------        -------------
     545,036,220         393,272,878         69,349,093           89,592,556
   -------------       -------------       ------------        -------------
   (378,331,394)        (273,688,688)       (77,401,852)        (100,546,523)
              --                  --                 --                   --
    (36,157,012)         (28,854,922)        (3,015,345)          (3,840,572)
              --                  --                 --                   --
    (32,788,056)         (38,357,517)                --                   --
              --                  --                 --                   --
              --                  --                 --                   --
     (4,974,655)                  --                 --                   --
   -------------       -------------       ------------        -------------

Statement of Changes in Net Assets
(Continued)


                                                    Mid Cap Value*                              Short Maturity Government
                               --------------------------------------------------------  --------------------------------------
                                 Fiscal Period
                               11/01/07-11/30/07 Year Ended 10/31/07 Year Ended 10/31/06 Year Ended 11/30/07 Year Ended 11/30/06
                               ----------------- ------------------- ------------------- ------------------- -------------------
Increase (decrease) in net
  assets from capital stock
  transactions................        702,019         17,208,721          (1,739,630)        (40,440,215)        (81,059,049)
                                 ------------       ------------        ------------        ------------        ------------
Total Increase (Decrease) in
  Net Assets for period.......     (9,574,863)        38,060,322          (2,732,729)        (40,022,046)        (83,065,842)
Net Assets: Beginning of
  period......................   $141,539,527       $103,479,205        $106,211,934        $194,643,458        $277,709,300
                                 ------------       ------------        ------------        ------------        ------------
Net Assets: End of period.....   $131,964,664       $141,539,527        $103,479,205        $154,621,412        $194,643,458
                                 ============       ============        ============        ============        ============
Accumulated Undistributed Net
  Investment Income (Loss)....   $    920,896       $    843,801        $     13,107        $     15,906        $     14,817
                                 ============       ============        ============        ============        ============

* The fiscal year end for the Sentinel Mid Cap Value Fund changed from October 31st to November 30th following the October 31, 2007 Annual Report. Information prior to May 5,2007 is based on the predecessor Synovus Mid Cap Value Fund.

** Commenced operations June 1, 2006.

***Synovus Mid Cap Value Fund Class A shareholders were issued Sentinel Mid Cap
   Value I Shares and Synovus Mid Cap Value Class B shareholders were issued Sentinel Mid Cap Value Class A Shares in a reorganization effective as of the close of the New York Stock Exchange on May 4, 2007.

Amounts designated as "-" are either $0 or have been rounded to $0.

   The accompanying notes are an integral part of the financial statements.

                                             Statement of Changes in Net Assets
                                                                    (Continued)



             Small Company                    U.S. Treasury Money Market
             -------------              --------------------------------------
Year Ended 11/30/07 Year Ended 11/30/06 Year Ended 11/30/07 Year Ended 11/30/06
------------------- ------------------- ------------------- -------------------
      92,785,103           52,371,751       (11,068,104)        (14,794,539)
  --------------      ---------------      ------------        ------------
      43,252,383          140,226,807       (11,068,104)        (14,794,539)
  $1,537,539,537      $ 1,397,312,730      $ 72,046,589        $ 86,841,128
  --------------      ---------------      ------------        ------------
  $1,580,791,920      $ 1,537,539,537      $ 60,978,485        $ 72,046,589
  --------------      ---------------      ------------        ------------
  $      (19,814)     $      (129,388)     $         --        $         --
  ==============      ===============      ============        ============

Amounts designated as "-" are either $0 or have been rounded to $0.

Financial Highlights

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

                                 Income From Investment Operations           Less Distributions
                                 --------------------------------  --------------------------------------
                                             Net gains
                                             or losses
                                                on
                                            securities                                                     Net
             Fiscal    Net asset    Net        (both               Dividends  Distributions               asset
Fund/         year      value,   investment  realized   Total from (from net      (from                   value,
Share        (period   beginning   income       and     investment investment   realized        Total     end of Total return
Class        ended)    of period   (loss)   unrealized) operations  income)      gains)     distributions period     (%)*
-----      --------    --------- ---------- ----------- ---------- ---------- ------------- ------------- ------ ------------
Balanced Class A
           11/30/03     $14.10     $ 0.24     $ 1.81      $ 2.05     $0.25        $  --         $0.25     $15.90     14.75
           11/30/04      15.90       0.28       1.29        1.57      0.28         0.36          0.64      16.83     10.12
           11/30/05      16.83       0.32       0.86        1.18      0.34         0.82          1.16      16.85      7.36
           11/30/06      16.85       0.37       1.53        1.90      0.38         0.36          0.74      18.01     11.64
           11/30/07      18.01       0.38       1.12        1.50      0.38         0.43          0.81      18.70      8.60
           --------     ------     ------     ------      ------     -----        -----         -----     ------    ------
Balanced Class B
           11/30/03      14.15       0.11       1.82        1.93      0.13           --          0.13      15.95     13.74
           11/30/04      15.95       0.15       1.29        1.44      0.14         0.36          0.50      16.89      9.21
           11/30/05      16.89       0.18       0.86        1.04      0.20         0.82          1.02      16.91      6.42
           11/30/06      16.91       0.23       1.53        1.76      0.23         0.36          0.59      18.08     10.72
           11/30/07      18.08       0.23       1.12        1.35      0.22         0.43          0.65      18.78      7.65
           --------     ------     ------     ------      ------     -----        -----         -----     ------    ------
Balanced Class C
           11/30/03      14.11       0.08       1.82        1.90      0.09           --          0.09      15.92     13.56
           11/30/04      15.92       0.13       1.29        1.42      0.14         0.36          0.50      16.84      9.08
           11/30/05      16.84       0.16       0.87        1.03      0.19         0.82          1.01      16.86      6.35
           11/30/06      16.86       0.21       1.52        1.73      0.22         0.36          0.58      18.01     10.56
           11/30/07      18.01       0.20       1.13        1.33      0.21         0.43          0.64      18.70      7.56
           --------     ------     ------     ------      ------     -----        -----         -----     ------    ------
Balanced Class D
           11/30/03      14.05       0.07       1.79        1.86      0.07           --          0.07      15.84     13.28
           11/30/04      15.84       0.22       1.28        1.50      0.18         0.36          0.54      16.80      9.69
           11/30/05      16.80       0.26       0.86        1.12      0.28         0.82          1.10      16.82      6.98
           11/30/06      16.82       0.33       1.53        1.86      0.32         0.36          0.68      18.00     11.41
           11/30/07      18.00       0.32       1.11        1.43      0.32         0.43          0.75      18.68      8.19
           --------     ------     ------     ------      ------     -----        -----         -----     ------    ------
Balanced Class I
                                                                                                                      2.14
           11/30/07(A)   18.43       0.14       0.26        0.40      0.12           --          0.12      18.71        ++
           --------     ------     ------     ------      ------     -----        -----         -----     ------    ------
Capital Growth Class A
           06/30/03      18.70      (0.15)     (1.29)      (1.44)       --           --            --      17.26     (7.70)
           06/30/04      17.26      (0.17)      2.34        2.17        --           --            --      19.43     12.57
           06/30/05      19.43      (0.13)      0.49        0.36        --         0.37          0.37      19.42      1.85
           06/30/06      19.42      (0.10)      1.98        1.88        --         2.50          2.50      18.80      9.94
           11/30/06(B)   18.80      (0.01)      1.03        1.02        --           --            --      19.82    5.43++
           11/30/07      19.82       0.03       2.83        2.86        --         1.36          1.36      21.32     15.40
           --------     ------     ------     ------      ------     -----        -----         -----     ------    ------
Capital Growth Class C
           06/30/06(C)   19.45      (0.12)     (0.61)      (0.73)       --           --            --      18.72     (3.75)++
           11/30/06(B)   18.72      (0.13)      1.03        0.90        --           --            --      19.62    4.81++
           11/30/07      19.62      (0.29)      2.70        2.41        --         1.36          1.36      20.67     13.12
           --------     ------     ------     ------      ------     -----        -----         -----     ------    ------
Capital Growth Class I
                                                                                                                      5.07
           11/30/07(A)   20.32       0.05       0.98        1.03        --           --            --      21.35        ++
           --------     ------     ------     ------      ------     -----        -----         -----     ------    ------

See notes to Financial Highlights at the end of the schedule.

   The accompanying notes are an integral part of the financial statements.

                                                           Financial Highlights
                                                                    (Continued)



                                       Ratios/Supplemental Data
                                       ------------------------
                                                                             Ratio of
                                           Ratio of                       net investment
                                          expenses to                      income (loss)
                                          average net                     to average net
                            Ratio of     assets before                     assets before
               Ratio of    expenses to  contractual and                   contractual and
              expenses to  average net     voluntary      Ratio of net       voluntary
Net assets at   average   assets before     expense     investment income     expense       Portfolio
end of period net assets  custodian fee reimbursements  (loss) to average reimbursements  turnover rate
(000 omitted)     (%)     credits (%)**     (%)***       net assets (%)       (%)***           (%)
------------- ----------- ------------- --------------- ----------------- --------------- -------------
  $214,533       1.20         1.21           1.21              1.53             1.53           242
   231,599       1.17         1.17           1.17              1.73             1.73           220
   239,882       1.12         1.14           1.14              1.93             1.93           187
   249,398       1.10         1.11           1.11              2.18             2.18           209
   248,429       1.10         1.11           1.11              2.12             2.12           138
  --------       ----         ----           ----            ------           ------           ---
    33,652       2.06         2.07           2.07              0.68             0.68           242
    30,780       1.99         1.99           1.99              0.89             0.89           220
    27,012       2.02         2.03           2.03              1.03             1.03           187
    23,445       1.99         2.00           2.00              1.28             1.28           209
    16,847       1.99         2.00           2.00              1.22             1.22           138
  --------       ----         ----           ----            ------           ------           ---
     4,811       2.26         2.26           2.26              0.47             0.47           242
     5,694       2.09         2.09           2.09              0.80             0.80           220
     6,449       2.09         2.10           2.10              0.97             0.97           187
     7,299       2.06         2.07           2.07              1.22             1.22           209
     7,757       2.10         2.11           2.11              1.13             1.13           138
  --------       ----         ----           ----            ------           ------           ---
     8,951       2.43         2.44           2.44              0.29             0.29           242
    20,689       1.50         1.51           1.51              1.42             1.42           220
    21,692       1.41         1.42           1.42              1.65             1.65           187
    22,897       1.37         1.38           1.38              1.92             1.92           209
    11,293       1.42         1.43           1.43              1.77             1.77           138
  --------       ----         ----           ----            ------           ------           ---
     3,618       0.69+        0.69+          0.69+             2.82+            2.82+          138++
  --------       ----         ----           ----            ------           ------           ---
   229,756       1.68         1.68           1.68            (1.01)           (1.01)            51
   217,178       1.64         1.64           1.64            (0.81)           (0.81)            47
   174,818       1.69         1.69           1.69            (0.61)           (0.61)            63
   131,400       1.66         1.66           1.66            (0.53)           (0.53)            39
   124,054       1.26+        1.27+          1.27+           (0.12)+          (0.12)+            8++
   183,262       1.27         1.28           1.28              0.14             0.14            24
  --------       ----         ----           ----            ------           ------           ---
       172       3.11+        3.12+          3.12+           (1.99)+          (1.99)+           39++
       247       2.81+        2.82+          2.82+           (1.65)+          (1.65)+            8++
     3,150       2.83         2.84           2.84            (1.42)           (1.42)            24
  --------       ----         ----           ----            ------           ------           ---
     4,579       0.84+        0.85+          0.85+             0.88+            0.88+           24++
  --------       ----         ----           ----            ------           ------           ---

Financial Highlights
(Continued)


                                 Income From Investment Operations           Less Distributions
                                 --------------------------------- --------------------------------------
                                             Net gains
                                             or losses
                                                on
                                            securities                                                     Net
             Fiscal    Net asset    Net        (both               Dividends  Distributions               asset
Fund/         year      value,   investment  realized   Total from (from net      (from                   value, Total
Share        (period   beginning   income       and     investment investment   realized        Total     end of return
Class        ended)    of period   (loss)   unrealized) operations  income)      gains)     distributions period  (%)*
-----      --------    --------- ---------- ----------- ---------- ---------- ------------- ------------- ------ ------
Common Stock Class A
           11/30/03     $25.70     $ 0.17     $ 4.08      $4.25      $0.19        $  --         $0.19     $29.76 16.67
           11/30/04      29.76       0.23       3.53       3.76       0.15         2.13          2.28      31.24 13.19
           11/30/05      31.24       0.25       2.79       3.04       0.28         2.80          3.08      31.20 10.51
           11/30/06      31.20       0.28       4.23       4.51       0.30         1.40          1.70      34.01 15.18
           11/30/07      34.01       0.30       3.18       3.48       0.27         1.42          1.69      35.80 10.62
           --------     ------     ------     ------      -----      -----        -----         -----     ------ -----
Common Stock Class B
           11/30/03      25.50      (0.08)      4.05       3.97       0.01           --          0.01      29.46 15.57
           11/30/04      29.46      (0.06)      3.49       3.43         --         2.13          2.13      30.76 12.12
           11/30/05      30.76      (0.01)      2.74       2.73       0.05         2.80          2.85      30.64  9.49
           11/30/06      30.64      (0.02)      4.15       4.13       0.02         1.40          1.42      33.35 14.08
           11/30/07      33.35      (0.04)      3.11       3.07         --         1.42          1.42      35.00  9.54
           --------     ------     ------     ------      -----      -----        -----         -----     ------ -----
Common Stock Class C
           11/30/03      25.51      (0.14)      4.05       3.91       0.01           --          0.01      29.41 15.32
           11/30/04      29.41      (0.08)      3.48       3.40         --         2.13          2.13      30.68 12.03
           11/30/05      30.68      (0.07)      2.76       2.69       0.04         2.80          2.84      30.53  9.41
           11/30/06      30.53      (0.05)      4.14       4.09       0.02         1.40          1.42      33.20 14.00
           11/30/07      33.20      (0.03)      3.09       3.06         --         1.42          1.42      34.84  9.56
           --------     ------     ------     ------      -----      -----        -----         -----     ------ -----
Common Stock Class I
           11/30/07(D)   35.31       0.27       0.44       0.71       0.20           --          0.20      35.82  2.02++
           --------     ------     ------     ------      -----      -----        -----         -----     ------ -----
Conservative Allocation Class A^
           11/30/03(E)   10.00       0.32       1.23       1.55       0.30           --          0.30      11.25 15.61++
           11/30/04      11.25       0.40       0.65       1.05       0.48           --          0.48      11.82  9.58
           11/30/05      11.82       0.41      (0.15)      0.26       0.43         0.23          0.66      11.42  2.27
           11/30/06      11.42       0.42       0.60       1.02       0.46         0.21          0.67      11.77  9.31
           11/30/07      11.77       0.38       0.39       0.77       0.49         0.19          0.68      11.86  6.77
           --------     ------     ------     ------      -----      -----        -----         -----     ------ -----
Conservative Allocation Class B^
           11/30/03(E)   10.00       0.25       1.25       1.50       0.26           --          0.26      11.24 15.11++
           11/30/04      11.24       0.31       0.64       0.95       0.39           --          0.39      11.80  8.65
           11/30/05      11.80       0.31      (0.15)      0.16       0.34         0.23          0.57      11.39  1.42
           11/30/06      11.39       0.34       0.58       0.92       0.37         0.21          0.58      11.73  8.37
           11/30/07      11.73       0.29       0.40       0.69       0.40         0.19          0.59      11.83  5.99
           --------     ------     ------     ------      -----      -----        -----         -----     ------ -----
Conservative Allocation Class C^
           11/30/03(E)   10.00       0.27       1.25       1.52       0.27           --          0.27      11.25 15.29++
           11/30/04      11.25       0.32       0.63       0.95       0.40           --          0.40      11.80  8.70
           11/30/05      11.80       0.33      (0.14)      0.19       0.37         0.23          0.60      11.39  1.62
           11/30/06      11.39       0.31       0.59       0.90       0.34         0.21          0.55      11.74  8.23
           11/30/07      11.74       0.26       0.41       0.67       0.38         0.19          0.57      11.84  5.82
           --------     ------     ------     ------      -----      -----        -----         -----     ------ -----

         See notes to Financial Highlights at the end of the schedule.

   The accompanying notes are an integral part of the financial statements.

                                                           Financial Highlights
                                                                    (Continued)


                              Ratios/Supplemental Data
                              ------------------------
                      Ratio of                               Ratio of net
                      expenses     Ratio of                   investment
                         to       expenses to    Ratio of  income (loss) to
            Ratio of  average     average net      net       average net
            expenses net assets  assets before  investment  assets before
               to      before   contractual and   income   contractual and
Net assets  average  custodian     voluntary    (loss) to     voluntary
 at end of    net       fee         expense      average       expense      Portfolio
period (000  assets   credits   reimbursements  net assets  reimbursements  turnover
 omitted)     (%)      (%)**        (%)***         (%)          (%)***      rate (%)
----------- -------- ---------- --------------- ---------- ---------------- ---------
 $979,837     1.08      1.08         1.08          0.62          0.62           76
 1,042,308    1.05      1.05         1.05          0.76          0.76           57
 1,071,523    1.04      1.05         1.05          0.83          0.83           26
 1,114,097    1.10      1.10         1.13          0.88          0.86           13
 1,110,318    1.10      1.10         1.11          0.88          0.87           16
 ---------    ----      ----         ----         -----         -----          ---
 72,163       2.03      2.03         2.03         (0.32)        (0.32)          76
 61,909       1.99      1.99         1.99         (0.21)        (0.21)          57
 53,970       1.98      1.99         1.99         (0.11)        (0.11)          26
 47,559       2.05      2.06         2.08         (0.08)        (0.11)          13
 34,582       2.08      2.09         2.10         (0.11)        (0.12)          16
 ---------    ----      ----         ----         -----         -----          ---
 5,774        2.24      2.24         2.24         (0.54)        (0.54)          76
 6,530        2.06      2.06         2.06         (0.25)        (0.25)          57
 9,585        2.09      2.09         2.09         (0.20)        (0.20)          26
 14,869       2.12      2.13         2.16         (0.12)        (0.15)          13
 22,498       2.06      2.07         2.07         (0.08)        (0.08)          16
 ---------    ----      ----         ----         -----         -----          ---
 203,315      0.71+     0.71+        0.72+         1.33+         1.32+          16++
 ---------    ----      ----         ----         -----         -----          ---
 38,147       1.17+     1.17+        1.17+         3.94+         3.94+         131++
 52,951       1.17      1.17         1.17          3.52          3.52          136
 55,829       1.15      1.16         1.16          3.60          3.60          174
 38,175       1.25      1.26         1.26          3.73          3.73          204
 38,193       1.26      1.28         1.28          3.21          3.21          254
 ---------    ----      ----         ----         -----         -----          ---
 8,782        1.92+     1.93+        1.93+         3.21+         3.21+         131++
 13,497       1.99      1.99         1.99          2.73          2.73          136
 14,037       1.98      1.98         1.98          2.78          2.78          174
 12,007       2.12      2.13         2.13          2.87          2.87          204
 10,403       2.04      2.07         2.07          2.43          2.43          254
 ---------    ----      ----         ----         -----         -----          ---
 5,771        1.59+     1.60+        1.60+         3.49+         3.49+         131++
 9,114        1.84      1.84         1.84          2.90          2.90          136
 9,875        1.84      1.85         1.85          2.91          2.91          174
 6,540        2.23      2.24         2.24          2.74          2.74          204
 7,479        2.23      2.25         2.25          2.24          2.24          254
 ---------    ----      ----         ----         -----         -----          ---

Financial Highlights
(Continued)


                                      Income From Investment Operations           Less Distributions
                                      --------------------------------  --------------------------------------
                                                  Net gains
                                                  or losses
                                                     on
                                                 securities                                                     Net
                  Fiscal    Net asset    Net        (both               Dividends  Distributions               asset
                   year      value,   investment  realized   Total from (from net      (from                   value,  Total
Fund/ Share       (period   beginning   income       and     investment investment   realized        Total     end of  return
Class             ended)    of period   (loss)   unrealized) operations  income)      gains)     distributions period   (%)*
-----------     --------    --------- ---------- ----------- ---------- ---------- ------------- ------------- ------ ------
Georgia Municipal Bond Class A
                10/31/03(F)  $10.18     $ 0.30     $ 0.10      $ 0.40     $0.30        $0.06         $0.36     $10.22  3.99
                10/31/04(F)   10.22       0.28       0.08        0.36      0.28         0.14          0.42      10.16  3.56
                10/31/05      10.16       0.28      (0.31)      (0.03)     0.28         0.01          0.29       9.84 (0.25)
                10/31/06       9.84       0.27       0.05        0.32      0.27         0.04          0.31       9.85  3.40
                10/31/07       9.85       0.23      (0.05)       0.18      0.26         0.05          0.31       9.72  1.77
                11/30/07(G)    9.72       0.02       0.07        0.09      0.02           --          0.02       9.79  0.97++
                --------     ------     ------     ------      ------     -----        -----         -----     ------ -----
Georgia Municipal Bond Class I
                10/31/03(F)   10.18       0.32       0.10        0.42      0.32         0.06          0.38      10.22  4.27
                10/31/04(F)   10.22       0.30       0.08        0.38      0.30         0.14          0.44      10.16  3.82
                10/31/05      10.16       0.31      (0.31)         --      0.31         0.01          0.32       9.84  0.00
                10/31/06       9.84       0.30       0.05        0.35      0.30         0.04          0.34       9.85  3.66
                10/31/07       9.85       0.30      (0.06)       0.24      0.30         0.05          0.35       9.74  2.46
                11/30/07(G)    9.74       0.03       0.08        0.11      0.03           --          0.03       9.82  1.11+
                --------     ------     ------     ------      ------     -----        -----         -----     ------ -----
Government Securities Class A
                11/30/03      10.34       0.38       0.12        0.50      0.46           --          0.46      10.38  4.85
                11/30/04      10.38       0.39       0.10        0.49      0.45           --          0.45      10.42  4.80
                11/30/05      10.42       0.43      (0.21)       0.22      0.45           --          0.45      10.19  2.08
                11/30/06      10.19       0.47       0.06        0.53      0.48           --          0.48      10.24  5.41
                11/30/07      10.24       0.48       0.15        0.63      0.48           --          0.48      10.39  6.36
                --------     ------     ------     ------      ------     -----        -----         -----     ------ -----
Government Securities Class C
                11/30/06(H)    9.96       0.17       0.29        0.46      0.18           --          0.18      10.24  4.62++
                11/30/07      10.24       0.33       0.13        0.46      0.32           --          0.32      10.38  4.56
                --------     ------     ------     ------      ------     -----        -----         -----     ------ -----
Government Securities Class I
                11/30/07(D)   10.26       0.29       0.13        0.42      0.29           --          0.29      10.39  4.18++
                --------     ------     ------     ------      ------     -----        -----         -----     ------ -----
Growth Leaders Class A
                06/30/03       8.87      (0.08)     (0.70)      (0.78)       --           --            --       8.09 (8.79)
                06/30/04       8.09      (0.09)      1.47        1.38        --           --            --       9.47 17.06
                06/30/05       9.47      (0.08)     (0.08)      (0.16)       --           --            --       9.31 (1.69)
                06/30/06       9.31      (0.06)      1.34        1.28        --           --            --      10.59 13.75
                11/30/06(B)   10.59       0.01       0.56        0.57        --           --            --      11.16  5.38++
                11/30/07      11.16      (0.01)      2.15        2.14      0.01           --          0.01      13.29 19.14
                --------     ------     ------     ------      ------     -----        -----         -----     ------ -----
Growth Leaders Class C
                06/30/06      10.95      (0.04)     (0.34)      (0.38)       --           --            --      10.57 (3.47)++
                11/30/06(B)   10.57      (0.04)      0.55        0.51        --           --            --      11.08  4.82++
                11/30/07      11.08      (0.31)      2.09        1.78        --           --            --      12.86 16.06
                --------     ------     ------     ------      ------     -----        -----         -----     ------ -----
Growth Leaders Class I
                11/30/07(A)   12.45       0.02       0.84        0.86        --           --            --      13.31  6.91++
                --------     ------     ------     ------      ------     -----        -----         -----     ------ -----

         See notes to Financial Highlights at the end of the schedule.

   The accompanying notes are an integral part of the financial statements.

                                                           Financial Highlights
                                                                    (Continued)


                                   Ratios/Supplemental Data
                                   ------------------------
                                                                      Ratio of net
                                                                       investment
                          Ratio of                                  income (loss) to
                          expenses   Ratio of expenses                average net
                         to average   to average net   Ratio of net  assets before
               Ratio of  net assets    assets before    investment  contractual and
               expenses    before     contractual and     income       voluntary
Net assets at to average  custodian  voluntary expense  (loss) to       expense      Portfolio
end of period net assets fee credits  reimbursements   average net   reimbursements  turnover
(000 omitted)    (%)        (%)**         (%)***        assets (%)       (%)***      rate (%)
------------- ---------- ----------- ----------------- ------------ ---------------- ---------
  $    680       1.09       1.09           1.09            2.88           2.88           41
       691       1.04       1.04           1.04            2.74           2.74            4
       739       1.06       1.06           1.06            2.81           2.81           15
       653       1.13       1.13           1.13            2.80           2.80           16
       587       1.53       1.54           1.54            2.35           2.35           19
       401       1.60+      1.62+          1.62+           2.33+          2.33+           0++
  --------       ----       ----           ----           -----          -----          ---
    54,943       0.84       0.84           0.84            3.16           3.16           41
    61,690       0.79       0.79           0.79            2.99           2.99            4
    54,231       0.81       0.81           0.81            3.06           3.06           15
    42,514       0.88       0.88           0.88            3.05           3.05           16
    32,900       0.81       0.81           0.81            3.07           3.07           19
    32,558       0.61+      0.62+          0.62+           3.33+          3.33+           0++
  --------       ----       ----           ----           -----          -----          ---
   102,713       0.94       0.95           0.98            3.62           3.59          576
   104,738       0.97       0.98           0.98            3.78           3.78          473
   204,868       1.00       1.02           1.02            4.09           4.09          505
   214,374       0.98       0.99           0.99            4.68           4.68          678
   249,248       0.98       0.99           0.99            4.70           4.70          464
  --------       ----       ----           ----           -----          -----          ---
       567       2.64+      2.64+          2.64+           3.15+          3.15+         678++
     5,035       2.35       2.36           2.36            3.30           3.30          464
  --------       ----       ----           ----           -----          -----          ---
   111,921       0.63+      0.64+          0.64+           4.92+          4.92+         464++
  --------       ----       ----           ----           -----          -----          ---
     9,280       1.75       1.75           3.09           (1.25)         (2.59)         154
    10,916       1.75       1.75           2.58           (0.91)         (1.74)         172
     7,936       1.75       1.75           3.00           (0.77)         (2.02)         200
     8,043       1.75       1.76           3.09           (0.60)         (1.94)         157
    11,257       1.45+      1.51+          1.67+           0.14+         (0.02)+         30++
    17,783       1.45       1.48           1.73           (0.19)         (0.44)          75
  --------       ----       ----           ----           -----          -----          ---
       385       2.79+      2.81+          3.62+          (1.16)+        (1.97)+        157++
       439       2.43+      2.49+          2.64+          (0.87)+        (1.03)+         30++
     1,580       3.89       3.92           4.17           (2.58)         (2.84)          75
  --------       ----       ----           ----           -----          -----          ---
       265       1.05+      1.07+          1.32+           0.55+          0.30+          75++
  --------       ----       ----           ----           -----          -----          ---

Financial Highlights
(Continued)


                             Income From Investment Operations             Less Distributions
                            ------------------------------------ --------------------------------------
                                        Net gains or
                                         losses on
        Fiscal    Net asset    Net       securities              Dividends  Distributions               Net asset
Fund/    year      value,   investment (both realized Total from (from net      (from                    value,   Total
Share   (period   beginning   income        and       investment investment   realized        Total      end of   return
Class   ended)    of period   (loss)    unrealized)   operations  income)      gains)     distributions  period    (%)*
----- --------    --------- ---------- -------------- ---------- ---------- ------------- ------------- --------- ------
High Yield Bond Class A
      11/30/03     $ 7.48     $ 0.63       $ 0.71       $1.34      $0.62        $  --         $0.62      $ 8.20   18.71
      11/30/04       8.20       0.56         0.16#       0.72       0.57           --          0.57        8.35    9.09#
      11/30/05       8.35       0.55        (0.46)       0.09       0.54           --          0.54        7.90    1.11
      11/30/06       7.90       0.51         0.14        0.65       0.51           --          0.51        8.04    8.50
      11/30/07       8.04       0.53        (0.35)       0.18       0.53           --          0.53        7.69    2.22
      --------     ------     ------       ------       -----      -----        -----         -----      ------   -----
High Yield Bond Class B
      11/30/03       7.47       0.57         0.72        1.29       0.57           --          0.57        8.19   17.87
      11/30/04       8.19       0.51         0.14#       0.65       0.51           --          0.51        8.33    8.14#
      11/30/05       8.33       0.48        (0.46)       0.02       0.47           --          0.47        7.88    0.18
      11/30/06       7.88       0.43         0.15        0.58       0.43           --          0.43        8.03    7.67
      11/30/07       8.03       0.45        (0.35)       0.10       0.46           --          0.46        7.67    1.19
      --------     ------     ------       ------       -----      -----        -----         -----      ------   -----
High Yield Bond Class C
      11/30/03       7.53       0.55         0.72        1.27       0.54           --          0.54        8.26   17.54
      11/30/04       8.26       0.48         0.16#       0.64       0.48           --          0.48        8.42    8.03#
      11/30/05       8.42       0.48        (0.46)       0.02       0.46           --          0.46        7.98    0.23
      11/30/06       7.98       0.44         0.14        0.58       0.43           --          0.43        8.13    7.49
      11/30/07       8.13       0.45        (0.35)       0.10       0.46           --          0.46        7.77    1.18
      --------     ------     ------       ------       -----      -----        -----         -----      ------   -----
International Equity Class A
      11/30/03      11.83       0.16         2.09        2.25       0.19         0.07          0.26       13.82   19.61
      11/30/04      13.82       0.20         3.17#       3.37       0.14           --          0.14       17.05   24.58#
      11/30/05      17.05       0.21         1.56        1.77       0.17           --          0.17       18.65   10.43
      11/30/06      18.65       0.17         4.42        4.59       0.24         1.00          1.24       22.00   26.04
      11/30/07      22.00       0.20         3.58        3.78       0.18         1.89          2.07       23.71   18.72
      --------     ------     ------       ------       -----      -----        -----         -----      ------   -----
International Equity Class B
      11/30/03      11.57       0.01         2.05        2.06       0.03         0.07          0.10       13.53   18.03
      11/30/04      13.53       0.06         3.07#       3.13         --           --            --       16.66   23.13#
      11/30/05      16.66       0.03         1.50        1.53         --           --            --       18.19    9.18
      11/30/06      18.19      (0.05)        4.32        4.27       0.03         1.00          1.03       21.43   24.62
      11/30/07      21.43      (0.02)        3.47        3.45         --         1.89          1.89       22.99   17.45
      --------     ------     ------       ------       -----      -----        -----         -----      ------   -----
International Equity Class C
      11/30/03      11.63      (0.04)        2.07        2.03         --         0.07          0.07       13.59   17.64
      11/30/04      13.59      (0.01)        3.14#       3.13         --           --            --       16.72   23.03#
      11/30/05      16.72       0.01         1.52        1.53         --           --            --       18.25    9.15
      11/30/06      18.25      (0.11)        4.39        4.28         --         1.00          1.00       21.53   24.55
      11/30/07      21.53      (0.02)        3.49        3.47         --         1.89          1.89       23.11   17.47
      --------     ------     ------       ------       -----      -----        -----         -----      ------   -----
International Equity Class I
      11/30/07(A)   21.69       0.05         2.00        2.05         --           --            --       23.74    9.45++
      --------     ------     ------       ------       -----      -----        -----         -----      ------   -----

See notes to Financial Highlights at the end of the schedule.

   The accompanying notes are an integral part of the financial statements.

                                                           Financial Highlights
                                                                    (Continued)


                               Ratios/Supplemental Data
                               ------------------------
                                                               Ratio of net
                                     Ratio of                   investment
                       Ratio of     expenses to    Ratio of  income (loss) to
                       expenses     average net      net       average net
                      to average   assets before  investment  assets before
Net assets  Ratio of  net assets  contractual and   income   contractual and
at end of   expenses    before       voluntary    (loss) to     voluntary
period     to average  custodian      expense      average       expense      Portfolio
(000       net assets fee credits reimbursements  net assets  reimbursements  turnover
omitted)      (%)        (%)**        (%)***         (%)          (%)***      rate (%)
---------- ---------- ----------- --------------- ---------- ---------------- ---------
 $110,431     1.18       1.19          1.19          7.85          7.85          86
 149,886      1.16       1.16          1.16          6.83          6.83          78
 107,308      1.22       1.22          1.22          6.67          6.67          73
 55,500       1.29       1.31          1.31          6.32          6.32          79
 44,728       1.29       1.31          1.31          6.57          6.57          83
 --------     ----       ----          ----         -----         -----          --
 45,061       1.95       1.96          1.96          7.22          7.22          86
 31,471       2.08       2.08          2.08          5.97          5.97          78
 21,510       2.13       2.14          2.14          5.75          5.75          73
 16,406       2.15       2.16          2.16          5.45          5.45          79
 11,366       2.20       2.22          2.22          5.65          5.65          83
 --------     ----       ----          ----         -----         -----          --
 13,143       2.16       2.17          2.17          6.93          6.93          86
 13,921       2.13       2.13          2.13          5.89          5.89          78
 10,529       2.16       2.17          2.17          5.72          5.72          73
 7,506        2.19       2.20          2.20          5.42          5.42          79
 5,533        2.28       2.30          2.30          5.57          5.57          83
 --------     ----       ----          ----         -----         -----          --
 86,913       1.34       1.35          1.35          1.38          1.38          28
 109,959      1.30       1.31          1.31          1.34          1.34          28
 113,349      1.30       1.32          1.32          1.29          1.29          23
 149,605      1.35       1.39          1.39          0.86          0.86          63
 159,017      1.36       1.37          1.37          1.00          1.00          31
 --------     ----       ----          ----         -----         -----          --
 11,255       2.66       2.67          2.67          0.13          0.13          28
 11,802       2.44       2.45          2.45          0.22          0.22          28
 12,054       2.40       2.42          2.42          0.21          0.21          23
 13,045       2.45       2.49          2.49         (0.20)        (0.20)         63
 11,353       2.42       2.44          2.44         (0.10)        (0.10)         31
 --------     ----       ----          ----         -----         -----          --
 1,856        2.95       2.96          2.96         (0.24)        (0.24)         28
 3,394        2.53       2.54          2.54          0.17          0.17          28
 2,867        2.47       2.49          2.49          0.18          0.18          23
 5,223        2.51       2.56          2.56         (0.26)        (0.26)         63
 8,173        2.41       2.43          2.43         (0.07)        (0.07)         31
 --------     ----       ----          ----         -----         -----          --
 10,124       0.85+      0.85+         0.85+         0.86+         0.86+         31++
 --------     ----       ----          ----         -----         -----          --

Financial Highlights
(Continued)



                                      Income From Investment Operations           Less Distributions
                                      --------------------------------  --------------------------------------
                                                  Net gains
                                                  or losses
                                                     on
                                                 securities                                                     Net
                  Fiscal    Net asset    Net        (both               Dividends  Distributions               asset
                   year      value,   investment  realized   Total from (from net      (from                   value,  Total
Fund/             (period   beginning   income       and     investment investment   realized        Total     end of  return
Share Class       ended)    of period   (loss)   unrealized) operations  income)      gains)     distributions period   (%)*
-----------     --------    --------- ---------- ----------- ---------- ---------- ------------- ------------- ------ -------
Mid Cap Growth Class A
                11/30/03     $10.32     $(0.10)    $ 3.42      $ 3.32     $  --        $  --         $  --     $13.64   32.17
                11/30/04      13.64      (0.12)      1.45        1.33        --           --            --      14.97    9.75
                11/30/05      14.97      (0.09)      0.93        0.84        --           --            --      15.81    5.61
                11/30/06      15.81      (0.10)      1.24        1.14        --           --            --      16.95    7.21
                11/30/07      16.95      (0.12)      2.83        2.71        --           --            --      19.66   15.99
Mid Cap Growth Class B
                11/30/03       9.76      (0.22)      3.20        2.98        --           --            --      12.74   30.53
                11/30/04      12.74      (0.24)      1.35        1.11        --           --            --      13.85    8.71
                11/30/05      13.85      (0.23)      0.85        0.62        --           --            --      14.47    4.48
                11/30/06      14.47      (0.24)      1.14        0.90        --           --            --      15.37    6.22
                11/30/07      15.37      (0.29)      2.53        2.24        --           --            --      17.61   14.57
Mid Cap Growth Class C
                11/30/03       9.99      (0.25)      3.27        3.02        --           --            --      13.01   30.23
                11/30/04      13.01      (0.30)      1.37        1.07        --           --            --      14.08    8.22
                11/30/05      14.08      (0.26)      0.86        0.60        --           --            --      14.68    4.26
                11/30/06      14.68      (0.26)      1.15        0.89        --           --            --      15.57    6.06
                11/30/07      15.57      (0.33)      2.58        2.25        --           --            --      17.82   14.45
Mid Cap Growth Class I
                11/30/07(A)   18.58      (0.02)      1.13        1.11        --           --            --      19.69    5.97++
Mid Cap Value Class A
                10/31/03       8.94       0.02       2.88        2.90      0.05           --          0.05      11.79   32.57
                10/31/04      11.79       0.08       2.11        2.19      0.02           --          0.02      13.96   18.58
                10/31/05      13.96      (0.11)      2.79        2.68      0.06         0.63          0.69      15.95   19.78^^
                10/31/06      15.95      (0.01)      2.01        2.00        --         2.18          2.18      15.77   13.87
                10/31/07      15.77       0.07       3.84        3.91        --         0.95          0.95      18.73   25.87
                11/30/07(G)   18.73         --      (1.37)      (1.37)       --           --            --      17.36  (7.31)++
Mid Cap Value Class C
                10/31/03       8.88      (0.06)      2.87        2.81        --           --            --      11.69   31.64
                10/31/04      11.69      (0.02)      2.09        2.07        --           --            --      13.76   17.72
                10/31/05      13.76      (0.20)      2.73        2.53        --         0.63          0.63      15.66 18.86^^
                10/31/06      15.66      (0.12)      1.97        1.85        --         2.18          2.18      15.33   13.09
                10/31/07      15.33      (0.05)      3.71        3.66        --         0.95          0.95      18.04   24.93
                11/30/07(G)   18.04         --      (1.33)      (1.33)       --           --            --      16.71  (7.37)++
Mid Cap Value Class I
                10/31/03       8.96       0.04       2.89        2.93      0.07           --          0.07      11.82   32.85
                10/31/04      11.82       0.11       2.12        2.23      0.03           --          0.03      14.02   18.94
                10/31/05      14.02      (0.04)      2.77        2.73      0.10         0.63          0.73      16.02   20.02^^
                10/31/06      16.02       0.03       2.02        2.05        --         2.18          2.18      15.89   14.18
                10/31/07      15.89       0.16       3.85        4.01        --         0.95          0.95      18.95   26.36
                11/30/07(G)   18.95       0.02      (1.39)      (1.37)       --           --            --      17.58  (7.23)++

         See notes to Financial Highlights at the end of the schedule.

   The accompanying notes are an integral part of the financial statements.

                                                           Financial Highlights
                                                                    (Continued)



                               Ratios/Supplemental Data
                               ------------------------
                                                               Ratio of net
                                     Ratio of                   investment
                       Ratio of     expenses to    Ratio of  income (loss) to
                       expenses     average net      net       average net
                      to average   assets before  investment  assets before
Net assets  Ratio of  net assets  contractual and   income   contractual and
at end of   expenses    before       voluntary    (loss) to     voluntary
  period   to average  custodian      expense      average       expense      Portfolio
   (000    net assets fee credits reimbursements  net assets  reimbursements  turnover
 omitted)     (%)        (%)**        (%)***         (%)          (%)***      rate (%)
---------- ---------- ----------- --------------- ---------- ---------------- ---------
 $137,019     1.31       1.31          1.31         (0.98)        (0.98)         116
  147,021     1.24       1.24          1.24         (0.90)        (0.90)          98
  166,181     1.24       1.25          1.25         (0.60)        (0.60)         160
  149,787     1.32       1.33          1.33         (0.61)        (0.61)          83
  140,380     1.34       1.36          1.36         (0.63)        (0.63)          85
   28,615     2.46       2.47          2.47         (2.13)        (2.13)         116
   26,608     2.19       2.20          2.20         (1.86)        (1.86)          98
   24,820     2.28       2.30          2.30         (1.65)        (1.65)         160
   17,073     2.35       2.36          2.36         (1.63)        (1.63)          83
   11,844     2.51       2.53          2.53         (1.78)        (1.78)          85
    1,951     2.71       2.72          2.72         (2.39)        (2.39)         116
    2,873     2.60       2.61          2.61         (2.27)        (2.27)          98
    4,869     2.48       2.50          2.50         (1.84)        (1.84)         160
    3,997     2.48       2.49          2.49         (1.76)        (1.76)          83
    4,997     2.64       2.65          2.65         (1.95)        (1.95)          85
    9,406     0.85+      0.85+         0.85+        (0.38)+       (0.38)+         85++
    3,356     1.35       1.35          1.60         (0.03)        (0.28)          45
    6,121     1.35       1.35          1.44           0.56          0.47          31
    4,538     1.34       1.34          1.35         (0.74)        (0.75)          53
    4,169     1.35       1.35          1.38         (0.05)        (0.08)          35
   23,604     1.55       1.55          1.59           0.38          0.42          33
   24,778     1.80+      1.81+         1.81+          0.09+         0.09+          3++
    4,013     2.10       2.10          2.35         (0.81)        (1.06)          45
    6,330     2.10       2.10          2.19         (0.19)        (0.28)          31
    9,040     2.09       2.09          2.10         (1.33)        (1.34)          53
    9,425     2.10       2.10          2.13         (0.79)        (0.82)          35
   13,321     2.16       2.17          2.20         (0.30)        (0.27)          33
   14,248     2.03+      2.04+         2.04+        (0.11)+       (0.11)+          3++
   45,420     1.10       1.10          1.35           0.21        (0.04)          45
   65,864     1.10       1.10          1.19           0.81          0.72          31
   86,367     1.09       1.09          1.10         (0.30)        (0.31)          53
   83,935     1.10       1.10          1.13           0.19          0.16          35
  104,614     1.00       1.00          1.03           0.92          0.95          33
   92,938     0.89+      0.90+         0.90+          0.97+         0.97+          3++

Financial Highlights
(Continued)


                                    Income From Investment Operations           Less Distributions
                                    --------------------------------- --------------------------------------
                                                Net gains
                                                or losses
                                                   on
                                               securities                                                     Net
                Fiscal    Net asset    Net        (both               Dividends  Distributions               asset
                 year      value,   investment  realized   Total from (from net      (from                   value, Total
Fund/           (period   beginning   income       and     investment investment   realized        Total     end of return
Share Class     ended)    of period   (loss)   unrealized) operations  income)      gains)     distributions period  (%)*
-----------   --------    --------- ---------- ----------- ---------- ---------- ------------- ------------- ------ ------
Short Maturity Government
  Class A
              11/30/03      $9.78     $ 0.22     $(0.05)     $0.17      $0.41        $  --         $0.41     $9.54   1.79
              11/30/04       9.54       0.29      (0.04)      0.25       0.42           --          0.42      9.37   2.64
              11/30/05       9.37       0.31      (0.21)      0.10       0.40           --          0.40      9.07   1.09
              11/30/06       9.07       0.37      (0.01)      0.36       0.42           --          0.42      9.01   4.11
              11/30/07       9.01       0.37       0.08       0.45       0.42           --          0.42      9.04   5.16
Short Maturity Government
  Class C
              11/30/06(H)    8.93       0.11       0.11       0.22       0.15           --          0.15      9.00   2.53++
              11/30/07       9.00      (0.01)      0.10       0.09       0.09           --          0.09      9.00   1.04
Short Maturity Government
  Class S
              11/30/05(I)    9.28       0.21      (0.15)      0.06       0.27           --          0.27      9.07   0.58++
              11/30/06       9.07       0.33      (0.01)      0.32       0.38           --          0.38      9.01   3.64
              11/30/07       9.01       0.33       0.08       0.41       0.38           --          0.38      9.04   4.60
Small Company Class A
              11/30/03       5.17      (0.02)      1.59       1.57         --           --            --      6.74  30.37
              11/30/04       6.74      (0.02)      1.19       1.17         --         0.09          0.09      7.82  17.54
              11/30/05       7.82      (0.03)      0.74       0.71         --         0.49          0.49      8.04   9.67
              11/30/06       8.04      (0.02)      1.20       1.18         --         0.71          0.71      8.51  16.05
              11/30/07       8.51         --       0.66       0.66         --         0.97          0.97      8.20   8.74
Small Company Class B
              11/30/03       4.69      (0.07)      1.44       1.37         --           --            --      6.06  29.21
              11/30/04       6.06      (0.08)      1.07       0.99         --         0.09          0.09      6.96  16.52
              11/30/05       6.96      (0.08)      0.65       0.57         --         0.49          0.49      7.04   8.79
              11/30/06       7.04      (0.08)      1.03       0.95         --         0.71          0.71      7.28  14.97
              11/30/07       7.28      (0.06)      0.56       0.50         --         0.97          0.97      6.81   7.90
Small Company Class C
              11/30/03       5.09      (0.06)      1.55       1.49         --           --            --      6.58  29.27
              11/30/04       6.58      (0.08)      1.16       1.08         --         0.09          0.09      7.57  16.58
              11/30/05       7.57      (0.09)      0.71       0.62         --         0.49          0.49      7.70   8.75
              11/30/06       7.70      (0.08)      1.14       1.06         --         0.71          0.71      8.05  15.11
              11/30/07       8.05      (0.06)      0.62       0.56         --         0.97          0.97      7.64   7.88
Small Company Class I
              11/30/07(D)    8.06         --       0.15       0.15         --           --            --      8.21   1.86++

         See notes to Financial Highlights at the end of the schedule.

   The accompanying notes are an integral part of the financial statements.

                                                           Financial Highlights
                                                                    (Continued)


                              Ratios/Supplemental Data
                              ------------------------
                      Ratio of                               Ratio of net
                      expenses     Ratio of                   investment
                         to       expenses to    Ratio of  income (loss) to
            Ratio of  average     average net      net       average net
            expenses net assets  assets before  investment  assets before
               to      before   contractual and   income   contractual and
Net assets  average  custodian     voluntary    (loss) to     voluntary
at end of     net       fee         expense      average       expense      Portfolio
period (000  assets   credits   reimbursements  net assets  reimbursements  turnover
omitted)      (%)      (%)**        (%)***         (%)          (%)***      rate (%)
----------- -------- ---------- --------------- ---------- ---------------- ---------
$  367,541    0.81      0.81         1.06          2.24          1.99          119
   322,431    0.91      0.91         1.07          3.06          2.90          136
   259,386    1.05      1.06         1.09          3.39          3.36          113
   185,410    1.06      1.08         1.08          4.02          4.02           90
   147,329    1.07      1.09         1.09          4.17          4.17           21
       209    2.57+     3.63+        3.63+         2.60+         2.60+          90++
       419    5.37      5.46         5.46         (0.12)        (0.12)          21
    18,323    1.44+     1.45+        1.45+         3.21+         3.21+         113++
     9,025    1.48      1.48         1.48          3.60          3.60           90
     6,873    1.58      1.59         1.59          3.66          3.66           21
   689,720    1.19      1.20         1.20         (0.29)        (0.29)          36
 1,063,847    1.12      1.12         1.12         (0.31)        (0.31)          53
 1,092,186    1.12      1.13         1.13         (0.31)        (0.31)          64
 1,226,831    1.13      1.13         1.13         (0.29)        (0.29)          53
 1,223,641    1.13      1.13         1.13         (0.01)        (0.01)          47
   102,522    2.16      2.16         2.16         (1.24)        (1.24)          36
   144,580    2.03      2.04         2.04         (1.23)        (1.23)          53
   147,266    2.01      2.01         2.01         (1.19)        (1.19)          64
   143,830    1.99      2.00         2.00         (1.16)        (1.16)          53
   117,562    2.00      2.01         2.01         (0.87)        (0.87)          47
    90,383    2.03      2.03         2.03         (1.13)        (1.13)          36
   165,175    1.93      1.93         1.93         (1.12)        (1.12)          53
   157,861    1.94      1.94         1.94         (1.12)        (1.12)          64
   166,878    1.94      1.94         1.94         (1.10)        (1.10)          53
   186,560    1.97      1.98         1.98         (0.87)        (0.87)          47
    53,029    0.75+     0.76+        0.76+        (0.07)+       (0.07)+         47++

Financial Highlights
(Continued)



                         Income From Investment Operations           Less Distributions
                         --------------------------------- --------------------------------------
                                     Net gains
                                     or losses
                                        on
                                    securities                                                     Net
      Fiscal   Net asset    Net        (both               Dividends  Distributions               asset
Fund/  year     value,   investment  realized   Total from (from net      (from                   value, Total
Share (period  beginning   income       and     investment investment   realized        Total     end of return
Class ended)   of period   (loss)   unrealized) operations  income)      gains)     distributions period  (%)*
----- -------- --------- ---------- ----------- ---------- ---------- ------------- ------------- ------ ------
U.S. Treasury Money Market Class A
      11/30/03   $1.00    $0.0032       --       $0.0032    $0.0032        --          $0.0032    $1.00   0.32
      11/30/04    1.00     0.0038       --        0.0038     0.0038        --           0.0038     1.00   0.38
      11/30/05    1.00     0.0198       --        0.0198     0.0198        --           0.0198     1.00   2.00
      11/30/06    1.00     0.0381       --        0.0381     0.0381        --           0.0381     1.00   3.88
      11/30/07    1.00     0.0391       --        0.0391     0.0391        --           0.0391     1.00   3.98
U.S. Treasury Money Market Class B
      11/30/03    1.00     0.0022       --        0.0022     0.0022        --           0.0022     1.00   0.22
      11/30/04    1.00     0.0015       --        0.0015     0.0015        --           0.0015     1.00   0.15
      11/30/05    1.00     0.0169       --        0.0169     0.0169        --           0.0169     1.00   1.70
      11/30/06    1.00     0.0340       --        0.0340     0.0340        --           0.0340     1.00   3.46
      11/30/07    1.00     0.0354       --        0.0354     0.0354        --           0.0354     1.00   3.60

* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period. Neither an initial sales charge or a CDSC is reflected in the calculation of total return. Total returns would have been lower in applicable years where the Funds' investment advisor had not waived a portion of its fee.

+  Annualized.

++ Not Annualized.

^ Name change. Formerly the Sentinel Capital Markets Income Fund prior to November 1, 2006.

^^ Total returns would have been 19.48%, 18.56% and 19.72% for the Class A, Class C and Class I Shares, respectively, without the payment by affiliate - see Note (3).

(A)Commenced operations August 27, 2007.

(B)The fiscal year end for the Sentinel Capital Growth and Sentinel Growth Leaders Funds changed from June 30th to November 30th following the June 30, 2006 Annual Report. Information for the Sentinel Capital Growth Fund prior to March 17th, 2006 is based on the predecessor Bramwell Growth Fund, and information for the Sentinel Growth Leaders Fund prior to March 17,2006 is based on the predecessor Bramwell Focus Fund.

(C)Commenced operations March 17, 2006.

(D)Commenced operations May 4, 2007.

(E)Commenced operations March 10, 2003.

(F)Per share net investment income (loss) and net realized and unrealized gains (losses) calculated without the use of average shares.

(G)The fiscal year end for the Sentinel Georgia Municipal Bond and Sentinel Mid Cap Value Funds changed from October 31/st/ to November 30/th/ following the October 31, 2007 Annual Report. Information for the Sentinel Georgia Municipal Fund prior to May 5, 2007 is based on the predecessor Synovus Georgia Municipal Bond Fund, and information for the Sentinel Mid Cap Value Fund prior to May 5, 2007 is based on the predecessor Synovus Mid Cap Value Fund.

(H)Commenced operations June 1, 2006 .

(I)Commenced operations March 3, 2005. First public offering March 4,2005.

/#/ On July 1,2004, the Fund Distributor was notified by the National Association of Securities Dealers, Inc. (NASD and now FINRA) that the NASD had made a determination that a disciplinary action be brought against the Funds' Distributor arising from alleged excessive short term trading losses for the period from October 1, 2000 to October 31, 2003. The Funds were not a party to those proceedings and bear no associated costs. The Fund Distributor reimbursed the Funds on August 26,2004 as follows:

                                                 Impact on net  Impact on total
                                   Reimbursement realized gains   return (%)
                                   ------------- -------------- ---------------
International Equity Class A......   $566,981        $0.09           0.66
International Equity Class B......     62,699         0.08           0.59
International Equity Class C......     15,951         0.09           0.66
High Yield Bond Class A...........      2,801         0.00           0.00
High Yield Bond Class B...........        837         0.00           0.00
High Yield Bond Class C...........        308         0.00           0.00

On October 4,2004, the Fund Distributor entered into a Letter of Acceptance, Waiver and Consent with the NASD (now FINRA) settling this matter.

** The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian.

*** Expense reductions are comprised of the contractual and voluntary expense reimbursements as described in Note (3).

Amounts designated as"-" are either zero or represent less than $0.005 or $(0.005).

   The accompanying notes are an integral part of the financial statements.

                                                           Financial Highlights
                                                                    (Continued)

                             Ratios/Supplemental Data
                             ------------------------
                    Ratio of                               Ratio of net
                    expenses     Ratio of                   investment
                       to       expenses to    Ratio of  income (loss) to
          Ratio of  average     average net      net       average net
   Net    expenses net assets  assets before  investment  assets before
assets at    to      before   contractual and   income   contractual and
 end of   average  custodian     voluntary    (loss) to     voluntary
 period     net       fee         expense      average       expense      Portfolio
  (000     assets   credits   reimbursements  net assets  reimbursements  turnover
omitted)    (%)      (%)**        (%)***         (%)          (%)***      rate (%)
--------- -------- ---------- --------------- ---------- ---------------- ---------
 $79,511    0.78      0.78         0.79          0.32          0.31          --
  79,107    0.75      0.75         0.77          0.38          0.37          --
  82,961    0.77      0.78         0.80          1.99          1.97          --
  69,166    0.82      0.83         0.83          3.80          3.80          --
  58,483    0.92      0.93         0.93          3.93          3.93          --
   5,946    0.87      0.87         1.09          0.24          0.02          --
   4,543    0.98      0.98         1.21          0.15         (0.09)         --
   3,880    1.06      1.07         1.37          1.66          1.37          --
   2,881    1.24      1.25         1.44          3.39          3.20          --
   2,495    1.29      1.30         1.58          3.56          3.28          --

Notes to Financial Statements

(1) Organization:

Sentinel Group Funds, Inc. ("Company") is registered as an open-end investment company under the Investment Company Act of 1940, as amended. The Company consists of fourteen separate series--Sentinel Balanced Fund, Sentinel Capital Growth Fund, Sentinel Common Stock Fund, Sentinel Conservative Allocation Fund, Sentinel Georgia Municipal Bond Fund (a non-diversified series), Sentinel Government Securities Fund, Sentinel Growth Leaders Fund (a non-diversified series), Sentinel High Yield Bond Fund, Sentinel International Equity Fund, Sentinel Mid Cap Growth Fund, Sentinel Mid Cap Value Fund (a non-diversified series), Sentinel Short Maturity Government Fund, Sentinel Small Company Fund and Sentinel U.S. Treasury Money Market Fund, each individually referred to as a Fund. All Funds offer Class A shares. Class B shares are no longer available for additional purchases from any Fund, except by the exchange of Class B shares between Funds or the reinvestment of dividends and distributions paid on Class B shares. The following Funds offer Class B shares: Sentinel Balanced, Sentinel Common Stock, Sentinel Conservative Allocation, Sentinel High Yield Bond, Sentinel International Equity, Sentinel Mid Cap Growth, Sentinel Small Company and Sentinel U.S. Treasury Money Market Fund. Sentinel Balanced, Sentinel Capital Growth, Sentinel Common Stock, Sentinel Conservative Allocation, Sentinel Government Securities, Sentinel Growth Leaders, Sentinel High Yield Bond, Sentinel International Equity, Sentinel Mid Cap Growth, Sentinel Mid Cap Value, Sentinel Short Maturity Government and Sentinel Small Company Fund offer Class C shares. Sentinel Balanced Fund offers Class D shares, which are closed to additional purchases, except by the reinvestment of dividends and distributions paid on Class D shares. Sentinel Balanced, Sentinel Capital Growth, Sentinel Common Stock, Sentinel Georgia Municipal Bond, Sentinel Government Securities, Sentinel Growth Leaders, Sentinel International Equity, Sentinel Mid Cap Growth, Sentinel Mid Cap Value and Sentinel Small Company Funds offer Class I shares. Sentinel Short Maturity Government Fund offers Class S shares.

(2) Significant Accounting Policies:

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A. Security Valuation

Equity securities that are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, each day that the NYSE is open for business. Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service. Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by an independent pricing service. The mean between the bid and asked prices is generally used for valuation purposes. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's pricing time but after the close of the securities' primary markets, will be fair valued under procedures adopted by the Funds' board. The board has delegated this responsibility to a pricing committee, subject to its review and supervision. Short-term securities maturing in 60 days or less are valued at cost plus accrued interest earned, which approximates market value. Money market securities are valued at amortized cost, which approximates market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

In September 2006, the Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157 - Fair Value Measurements, that defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. The Statement applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements. The Statement applies broadly to securities and other types of assets and liabilities. FASB 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Fund management has elected to adopt FASB 157 beginning with the fiscal year ended November 30, 2008. Adoption of this rule would have no significant impact on the Fund's financial statements for this annual period.

B. Securities Transactions and Related Investment Income

Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include:

(1) when trades occur on a day that happens to coincide with the end of a quarterly financial reporting period; or

(2) on occasion, if Sentinel Administrative Services, Inc. ("SASI"), the Funds' administrator, believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

Interest income is recorded on the accrual basis, which includes the amortization of bond premiums on fixed-income securities. Dividend income is recorded on the ex-dividend date when verified by two independent sources and adjusted daily for foreign tax withholding, reclaims and currency fluctuations, when applicable. The cost of securities sold is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income.

                                                  Notes to Financial Statements
                                                                    (Continued)

C. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for mortgage-backed securities, foreign currency transactions, and the reclassification of net investment losses and expiration of capital loss carry forwards to paid-in-capital. Reclassifications were made to reflect these differences as of November 30, 2007.

                                              Accumulated
                                             undistributed
                                              net realized
                                Accumulated  gain (loss) on
                               undistributed  investments
                                    net       and foreign
                                investment      currency
Sentinel Fund                  income (loss)  transactions  Paid-in capital
-------------                  ------------- -------------- ---------------
Balanced......................  $   21,448    $    (21,448)   $        --
Capital Growth................     (46,709)    (15,697,220)    15,743,929
Common Stock..................    (173,212)        173,212             --
Conservative Allocation.......       8,894          (8,894)            --
Georgia Municipal Bond........       5,046          (5,046)            --
Government Securities.........     108,562        (685,329)       576,767
Growth Leaders................      47,627            (984)       (46,643)
High Yield Bond...............    (151,369)        151,369             --
International Equity..........     (23,344)         23,344              _
Mid Cap Growth................   1,276,153              --     (1,276,153)
Mid Cap Value.................         378            (378)            --
Short Maturity Government.....     871,116         695,669     (1,566,785)
Small Company.................   2,986,874      (2,986,874)            --

D. Dollar Rolls

Sentinel Balanced, Sentinel Conservative Allocation, Sentinel Government Securities and Sentinel Short Maturity Government Funds may enter into dollar rolls in which the Funds sell securities for delivery in the current month, and simultaneously contract to repurchase similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Funds forego principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. Realized gains and losses on sales, if applicable, are recorded on trade date plus one or trade date.

E. Federal Income Taxes

Each Fund intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies. Each Fund intends to distribute all of its taxable income to its shareholders, relieving it of any federal excise tax or income tax liability. In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 - Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At implementation, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Because the fiscal year ends for the Sentinel Georgia Municipal Bond and Sentinel Mid Cap Value Funds changed from October 31st to November 30th, they are subject to the new rules effective November 1, 2007. Fund management has taken procedures to identify material and reportable tax position adjustments under FASB Interpretation No. 48 and has none to report for the fiscal period ended November 30, 2007. For all other Funds, the effects of implementing FASB Interpretation No. 48, if any, are currently being evaluated by Fund management and will be disclosed in the May 31, 2008 semi-annual financial statements of the Funds.

F. Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates on the following basis:

(1) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and

(2) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that due to changes in market prices of such securities. However, pursuant to United States federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

G. Forward Foreign Currency Contracts

Sentinel Conservative Allocation, Sentinel High Yield Bond, Sentinel International Equity and Sentinel Mid Cap Value Funds may enter into forward foreign exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Forward contracts are valued at the forward rate and are marked-to-market daily. The daily change in the market value is recorded as an unrealized gain or loss. The Funds realize a gain or loss when the forward contract is closed on delivery of the currency. Risks may arise with respect to entering into forward contracts from potential inability of counterparties to meet the terms of the forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. A Fund's risk of loss from forward currency contracts may exceed the related amounts reflected on the Statement of Assets and Liabilities.

Notes to Financial Statements
(Continued)

H. Repurchase Agreements

Each Fund may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. All repurchase agreements entered into by the Funds provide that the market value of the collateral underlying the repurchase agreement at the time of purchase, and each subsequent business day, will always be at least equal to 102% of the repurchase agreement amount including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

I. Options

When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted daily to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written by a Fund is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option written by a Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no option transactions during the period ended November 30, 2007.

J. Line of Credit

The Company has obtained access to an unsecured line of credit of up to $20,000,000 from State Street Bank (SSB) for temporary borrowing purposes. Borrowings under this arrangement bear interest at the current overnight Federal Funds rate plus an additional 0.50%. In addition, a commitment fee of 0.10% of the unused balance is paid annually to the custodian bank.

At November 30, 2007, none of the Funds had an outstanding balance against this line of credit.

K. Securities Lending

Under an agreement with SSB, the Funds may lend their securities, up to 50% of each Fund's portfolio before taking into account the securities loan, to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash in an amount equivalent to a value of 102% (domestic) or 105% (foreign) of the market value of the loaned securities. Any adjustments in collateral required to maintain those levels due to market value fluctuations are made the next business day. The cash collateral is invested in a registered money market fund advised by State Street Global Advisors, a subsidiary of SSB. A portion of the income generated by the investment of the collateral, net of any rebates paid by SSB to the borrowers, is remitted to SSB as lending agent, and the remainder is paid to the Fund. The Fund receives from the borrower all accrued dividend and interest amounts while the securities are out on loan. The Fund retains certain ownership rights as to the loaned securities when retaining such rights is considered to be in the Fund's best interest. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of the collateral. The income earned by each Fund from securities lending is included in its Statement of Operations.

At November 30, 2007, none of the Funds had securities on loan because the Funds' advisor elected to temporarily suspend participation in the program.

L. Other

Direct expenses of a Fund are charged to that Fund while common expenses of the Company are allocated proportionately based upon the Funds' respective average net assets or number of shareholder accounts.

Expenses not charged to a specific Class of each Fund are allocated on the basis of daily net assets or number of shareholder accounts on a pro rata basis. Class specific expenses such as 12b-1 distribution fees, blue sky registration fees, certain transfer agency fees and NASDAQ listing fees are charged to the appropriate class.

Investment income and realized and unrealized gains and losses are allocated pro rata based on the value of shares outstanding for each Class within a Fund.

Earnings credits are received from the custodian and dividend paying agent on cash balances and are reflected in the Statement of Operations as an expense offset.

The ratio of net investment income to average net assets for each Fund is calculated utilizing the average shares method.

The Funds have implemented redemption fees, to be retained by the affected Funds, primarily to deter short-term trading strategies, such as market timing. Sentinel Balanced, Sentinel Capital Growth, Sentinel Common Stock, Sentinel Conservative Allocation, Sentinel Georgia Municipal Bond, Sentinel Government Securities, Sentinel Growth Leaders, Sentinel Mid Cap Growth, Sentinel Mid Cap Value and Sentinel Short Maturity Government Funds are subject to redemption fees of 1% on shares held 15 calendar days or less. Sentinel High Yield Bond, Sentinel International Equity and Sentinel Small Company Funds are subject to redemption fees of 2% on shares held 30 calendar days or less.

                                                  Notes to Financial Statements
                                                                    (Continued)


(3) Management Advisory Fee and Other Transactions with Affiliates

Pursuant to Investment Advisory Agreements ("Advisory Agreements") amended
May 4, 2007, Sentinel Asset Management, Inc. ("SAMI", a subsidiary of NLV Financial Corporation), provides general supervision of the Funds' investments. Under the Advisory Agreements, each Fund pays SAM I a monthly fee based on the annual rates shown. When determining the breakpoint for the advisory fee, assets are aggregated for the Sentinel Government Securities and Sentinel Short Maturity Government Funds.

                                        Advisory
Sentinel Fund                           Fee Rate      Average Daily Net Assets
-------------                       ----------------  -------------------------
                                    Each subject to:
                                    ----------------
Balanced                                        0.55% First $200 million
Conservative Allocation                         0.50% Next $200 million
                                                0.45% Next $600 million
                                                0.40% Next $1 billion
                                                0.35% In excess of $2 billion

                                    Each subject to:
                                    ----------------
Capital Growth                                  0.70% First $500 million
Common Stock                                    0.65% Next $300 million
High Yield Bond                                 0.60% Next $200 million
International Equity                            0.50% Next $1 billion
Mid Cap Growth                                  0.40% In excess of $2 billion
Small Company

Georgia Municipal Bond                          0.45% First $1 billion
                                                0.40% Next $1 billion
                                                0.35% In excess of $2 billion

Growth Leaders                                  0.90% First $500 million
                                                0.85% Next $300 million
                                                0.80% Next $200 million
                                                0.70% Next $1 billion
                                                0.60% In excess of $2 billion

Government Securities                           0.55% First $200 million
Short Maturity Government                       0.50% Next $200 million
                                                0.45% Next $600 million
                                                0.40% Next $1 billion
                                                0.35% In excess of $2 billion

Mid Cap Value                                   0.75% First $500 million
                                                0.65% Next $300 million
                                                0.60% Next $200 million
                                                0.50% Next $1 billion
                                                0.40% In excess of $2 billion

U.S. Treasury Money                             0.40% First $300 million
Market                                          0.35% In excess of $300 million

Prior to May 4, 2007, the Sentinel Georgia Municipal Bond and Sentinel Mid Cap Value Funds' predecessors had advisory agreements with Synovus Investment Advisors, Inc. ("SIA").

Under the terms of these agreements, the Funds paid SIA annual fees equal to 0.45% of the average daily net assets for the Synovus Georgia Municipal Bond Fund and 0.75% of the average daily net assets for the Synovus Mid Cap Value Fund. SIA had voluntarily agreed to waive fees and/or reimburse expenses so that the annual operating expenses were no more than 1.00% for the Synovus Georgia Municipal Bond Fund Institutional Class shares, 1.25% for the Synovus Georgia Municipal Bond Fund Class A shares, 1.10% for the Synovus Mid Cap Value Fund Institutional Class shares, 1.35% for the Synovus Mid Cap Value Fund
Class A shares and 2.10% for the Synovus Mid Cap Value Fund Class B and Class C shares. These voluntary waivers were effectively terminated with the reorganizations on May 4, 2007.

During the fiscal year ended October 31, 2005, the Synovus Mid Cap Value Fund was reimbursed by SIA and Steinberg Asset Management, LLC, the Fund's advisor and sub-advisor, for losses incurred of $269,330 due to the purchase of shares in three large-capitalized securities when the Fund held less than 80% of its net assets in mid-capitalization securities.

Prior to October 27, 2006, the Sentinel Government Securities and Sentinel Short Maturity Government Funds' advisory fee breakpoints were determined by aggregating those Funds' assets with assets of the Sentinel New York Tax-Free Income and Sentinel Tax-Free Income Funds, which as of October 27, 2006 reorganized with and into certain unaffiliated mutual funds.

Prior to August 14, 2006, under Advisory Agreements, the Sentinel Conservative Allocation Fund (f/k/a Sentinel Capital Markets Income Fund) paid SAMI a monthly fee based on 0.55% of all average daily net assets.

Prior to March 17, 2006, the Sentinel Capital Growth and Sentinel Growth Leaders Funds' predecessors had advisory agreements with Bramwell Capital Management, Inc. ("Bramwell"). Under the terms of these agreements each Fund paid Bramwell a monthly fee at an annual rate of 1.00% of average daily net assets. Bramwell had contractually agreed to waive fees and/or reimburse expenses so that the Bramwell Focus Fund's total annual operating expenses were no more than 1.75% until December 31, 2006.

Prior to February 1, 2006, under Advisory Agreements, the Funds listed below paid SAMI a monthly fee based on the annual rates shown.

                Advisory
Sentinel Fund   Fee Rate Average Daily Net Assets
-------------   -------- -------------------------
High Yield Bond   0.75%  First $100 million
                  0.70%  Next $100 million
                  0.65%  Next $100 million
                  0.60%  In excess of $300 million
Small Company     0.70%  First $200 million
                  0.65%  Next $100 million
                  0.60%  Next $100 million
                  0.55%  In excess of $400 million

Notes to Financial Statements
(Continued)


For purposes of determining an advisory fee breakpoint for Sentinel Small Company Fund, the Fund's assets were aggregated together with Sentinel Balanced, Sentinel International Equity and Sentinel Mid Cap Growth Funds' assets.

Prior to December 19, 2005, under Advisory Agreements, the Funds listed below paid SAMI a monthly fee based on the annual rates shown.

                          Advisory
Sentinel Fund             Fee Rate Average Daily Net Assets
-------------             -------- -------------------------
Balanced                    0.70%  First $200 million
                            0.65%  Next $100 million
                            0.60%  Next $100 million
                            0.55%  In excess of $400 million
Common Stock                0.55%  All assets
Government Securities       0.55%  First $200 million
                            0.50%  Next $200 million
                            0.45%  In excess of $400 million
International Equity        0.70%  First $200 million
                            0.65%  Next $100 million
                            0.60%  Next $100 million
                            0.55%  In excess of $400 million
Mid Cap Growth              0.70%  First $200 million
                            0.65%  Next $100 million
                            0.60%  Next $100 million
                            0.55%  In excess of $400 million
Short Maturity Government   0.55%  First $200 million
                            0.50%  Next $200 million
                            0.45%  In excess of $400 million

For purposes of determining an advisory fee breakpoint for Sentinel Balanced, Sentinel International Equity and Sentinel Mid Cap Growth Funds, these Funds' assets were aggregated together and with Sentinel Small Company Fund's assets. For purposes of determining the advisory fee breakpoint for Sentinel Government Securities and Sentinel Short Maturity Government Funds, these Funds' assets were aggregated together and with the Sentinel New York Tax-Free Income and Sentinel Tax-Free Income Funds, which are no longer offered.

With respect to Sentinel Georgia Municipal Bond Fund, SAMI has entered into a sub-advisory agreement with GLOBALT, Inc. Pursuant to such agreement, GLOBALT provides SAMI with a continuous investment program consistent with the Fund's investment objectives and policies. SAMI compensates GLOBALT for the sub-advisory services.

With respect to Sentinel Mid Cap Value Fund, SAMI has entered into a sub-advisory agreement with Steinberg Asset Management, LLC. Pursuant to such agreement, Steinberg provides SAMI with a continuous investment program consistent with the Fund's investment objectives and policies. SAMI compensates Steinberg for the sub-advisory services.

The Class A shares of all Funds (except Sentinel U.S. Treasury Money Market
Fund) have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. These distribution plans are herein referred to as the "A Plans". Each of the Funds that offer Class B shares (except Sentinel U.S. Treasury Money Market
Fund) has also adopted a distribution plan applicable to its Class B shares. These plans are herein referred to as the "B Plans". Each of the Funds that offer Class C shares has also adopted a Class C distribution plan applicable to its Class C shares referred to as the "C Plans". Sentinel Balanced Fund has adopted a distribution plan for its Class D shares referred to as the "D Plan". Sentinel Short Maturity Government Fund has adopted a distribution plan for its Class S shares referred to as the "S Plan".

Under the A Plans, each participating Fund pays to Sentinel Financial Services Company (the "Distributor", a company in which SAMI and another wholly owned subsidiary of SAMI are partners), a monthly fee at the maximum annual rate of
(a) 0.30% of average daily net assets relating to Class A shares outstanding in the case of the Sentinel Balanced, Sentinel Capital Growth, Sentinel Common Stock, Sentinel Conservative Allocation, Sentinel Growth Leaders, Sentinel International Equity, Sentinel Mid Cap Growth, Sentinel Mid Cap Value and Sentinel Small Company Funds, (b) 0.20% of average daily net assets relating to Class A shares outstanding in the case of the Sentinel Georgia Municipal Bond, Sentinel Government Securities and Sentinel High Yield Bond Funds or (c) 0.25% of average daily net assets relating to Class A shares outstanding in the case of the Sentinel Short Maturity Government Fund (was 0.35% of average daily net assets prior to June 1, 2006). Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of each participating Fund.

Under the Plan applicable to the Class B shares, the Class B shares of each of the Sentinel Balanced, Sentinel Common Stock, Sentinel Conservative Allocation, Sentinel High Yield Bond, Sentinel International Equity, Sentinel Mid Cap Growth and Sentinel Small Company Funds pay to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of each participating Fund, which may include recovery of the initial sales commissions paid by the Distributor at the time of sales of Class B shares, together with the cost of financing such payments.

Under the Plan applicable to the Class C shares, the Class C shares of each of the Sentinel Balanced, Sentinel Capital Growth, Sentinel Common Stock, Sentinel Conservative Allocation, Sentinel Government Securities, Sentinel Growth Leaders, Sentinel High Yield Bond, Sentinel International Equity, Sentinel Mid Cap Growth, Sentinel Mid Cap Value, Sentinel Short Maturity Government and Sentinel Small Company Funds pay to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets.

Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing

                                                  Notes to Financial Statements
                                                                    (Continued)

of shareholders of each participating Fund. In the first year after the purchase, this fee is designed to recover the initial sales commission of 1.00% paid by the Distributor to the selling financial intermediary. In subsequent years, the entire 1.00% may be paid to the financial intermediary as additional commission and/or up to 0.25% for service fees.

Under the Plan Applicable to Sentinel Balanced Fund Class D shares, these shares pay to the Distributor a monthly fee at an annual rate of up to a total of 0.75% of average daily net assets. Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of each participating Fund.

Under the Plan Applicable to Sentinel Short Maturity Government Class S shares, these shares pay to the Distributor a monthly fee at an annual rate of up to a total of 0.75% of average daily net assets. Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of each participating Fund. The entire distribution fee may be paid to the selling dealer.

The Class I shares do not pay distribution fees.

The Funds are not assessed distribution fees on shares owned by NLV Financial Corporation and its affiliates. Where NLV Financial Corporation and its affiliates held an investment for the entire reporting period for this annual report, December 1, 2006 to November 30, 2007, this results in overall distribution fees for that share class of less than the maximum limits involved. NLV Financial Corporation and its affiliates had investments for the entire reporting period in Sentinel Capital Growth Fund Class C, Sentinel Government Securities Fund Class C, Sentinel Growth Leaders Fund Class C, Sentinel Mid Cap Growth Fund Class C and Sentinel Short Maturity Government Fund Class C. NLV Financial Corporation and its affiliates also had investments in Sentinel Balanced Fund Class D during the reporting period from December 1, 2006 to July 18, 2007, Sentinel Mid Cap Growth Fund Class A shares during the reporting period from December 1, 2006 to November 18, 2007, and Sentinel Mid Cap Growth Fund Class B shares during the reporting period from December 1, 2006 to April 30, 2007.

In addition, the retirement plans of the NLV Financial Corporation and its affiliates receive a rebate of the 12b-1 fees paid by the plans.

These asset-based fees, excepting the service fee component, are subject to aggregate limits imposed by the Financial Industry Regulatory Authority ("FINRA").

The Distributor will not be reimbursed for any un-reimbursed eligible expenses from any other Fund, or in any future year from any of the Plans.

The Distributor also receives a sales charge added to the net asset value received by the Funds on the sale of Class A shares. This compensation is not an expense of the Funds and does not affect their operating results.

The Distributor has advised the Funds that it received sales charges aggregating $2,374,638 for the period ended November 30, 2007. The Funds have been advised that the total distribution charges retained by the Distributor on the sale of shares amounted to $108,166 after allowances of $1,146,579 to Equity Services, Inc., a subsidiary of NLV Financial Corporation, and $1,119,893 to other investment dealers. During this same period, the Distributor advised the Funds that it received $17,047 in contingent deferred sales charges from certain redemptions of Class A shares, $466,512 in contingent deferred sales charges from redemptions of Class B shares, $26,857 in contingent deferred sales charges from redemptions of Class C shares, $42,952 in contingent deferred sales charges from redemptions of Class D shares and no contingent deferred sales charges from redemptions of Class I or S shares.

Each Director who is not an affiliate of SAMI receives an annual fee from the Company of $25,000 plus $2,450 for each meeting attended. The Lead Independent Director is paid an additional $16,000 annual fee. Each member of the Audit Committee and Governance Committee is also paid $2,000 for each in-person and $500 for each telephone Committee meeting attended, and the chair of each Committee is paid an annual fee of $6,000. Directors are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Certain Directors of the Funds have chosen to have their fees deferred in accordance with the Funds' deferred compensation plan. These amounts are included in Directors' fees and expenses and deferred compensation expenses on the Statement of Operations and Statement of Assets and Liabilities, respectively.

For the period from December 1, 2006 to June 6, 2007, pursuant to the Fund Services Agreement with Sentinel Administrative Services, Inc. ("SASI"), a subsidiary of SAMI, the Funds received administration and transfer agent services. On and effective June 7, 2007, the Board of Directors approved the termination of the Fund Services Agreement between the Funds and SASI and the execution of two new agreements between the Funds and SASI, an Administration Agreement and a Transfer and Dividend Disbursing Agent Agreement. The Administration Agreement has terms similar to those relating to administration in the prior Fund Services Agreement, but amends the compensation provisions to provide that the Funds pay SASI a monthly fee at an annual rate of 0.0375% of the first $4 billion of the Company's aggregate average daily net assets; 0.035% of the next $3 billion of the Company's aggregate average daily net assets and 0.0325% of the Company's aggregate average daily net assets in excess of $7 billion. The Transfer and Dividend Disbursing Agent Agreement has terms similar to those relating to transfer agent services in the prior Fund Services Agreement, but also provides that the Funds may reimburse SASI for sub-transfer agency, plan agent and similar fees paid by SASI to other entities who provide services to accounts underlying an omnibus account of record in accordance with policies approved by the Board of Directors. The currently approved policy would allow such reimbursement at an annual rate of 0.17% of a Fund's average daily net assets. Fees paid to SASI for the period ended November 30, 2007 were $5,614,903.

Notes to Financial Statements
(Continued)


Prior to May 4, 2007, the Sentinel Georgia Municipal Bond and Sentinel Mid Cap Value Funds' predecessors had in effect an

Administration Agreement under which the Administrator, SEI Investments Global Funds Services, provided management and administrative services to the Funds for an annual fee equal to the higher of $100,000 per Fund plus $15,000 per class or that portion of each Fund's allocable share of the Funds' fee calculated as follows: 0.15% of the first $250 million, 0.125% of the next $250 million and 0.10% of any amount above $500 million of the Funds' average daily net assets. For purposes of making the Funds' administrative services fee calculation, the average daily net assets of the Synovus Intermediate-Term Bond Fund and Synovus Large Cap Core Equity were aggregated with the average daily net assets of the Synovus Georgia Municipal Bond Fund and Synovus Mid Cap Value Fund.

SAMI and/or an affiliate has contractually agreed to waive fees and/or reimburse expenses so that the total annual fund operating expenses of the Class A shares of the Common Stock Fund will be no more than 1.10% until December 19, 2007, and the Class A shares of each of the Capital Growth and Growth Leaders Funds will be no more than 1.75% until March 17, 2008. SAMI and/or its affiliates have voluntarily agreed to waive fees and/or reimburse expenses so that the total annual fund operating expenses of the Class A shares of Growth Leaders Fund will not exceed 1.45%. This voluntary waiver may be modified or terminated at any time. The Class B, Class C and Class I shares of these Funds, where applicable, will benefit from these arrangements to the extent SAMI waives its advisory fees to meet these commitments.

For the period ended November 30, 2007, the total amount reimbursable to Common Stock Class A was $123,745, Common Stock Class B $5,776, Common Stock Class C $972, Common Stock Class I $8,780, Growth Leaders Class A $35,490, Growth Leaders Class C $2,012 and Growth Leaders Class I $174. In addition, Sentinel U.S. Treasury Money Market Class B is being voluntarily reimbursed for Blue Sky registration fees that only pertain to that Class. That reimbursable amount totals $7,217 for Class B. This voluntary reimbursement may be modified or terminated at any time.

As of November 30, 2007, NLV Financial Corporation and its affiliates held ownership in the Funds as follows:

                                         Approximate
Sentinel Fund                            % Ownership
-------------                            -----------
Balanced - Class I......................      7.0%
Capital Growth - Class C................      5.1%
Capital Growth - Class I................      5.7%
Government Securities - Class C.........      2.1%
Growth Leaders - Class C................      3.7%
Growth Leaders - Class I................    100.0%
International Equity - Class I..........      2.7%
Mid Cap Growth - Class C................      2.9%
Mid Cap Growth - Class I................      2.8%
Short Maturity Government - Class C.....     24.1%
Short Maturity Government - Class S.....      0.0%*
U.S. Treasury Money Market - Class A....      2.5%

* Ownership percentage represents less than 0.05%

(4) Investment Transactions:

Purchases and sales of investment securities (excluding short term obligations) for the period from December 1, 2006 through November 30, 2007, with the exception of the Sentinel Georgia Municipal Bond and Mid Cap Value Funds which are from November 1, 2007 through November 30, 2007, were as follows:

                          Purchases                  Sale of
                          of other     Purchases     other
                          than U.S.    of U.S.       than U.S.   Sale of U.S.
                          Government   Government    Government  Government
                          direct and   direct and    direct and  direct and
Sentinel                  agency       agency        agency      agency
Fund                      obligations  obligations   obligations obligations
--------                  ------------ ------------- ----------- --------------
Balanced................. $ 30,039,213   378,977,581  57,452,684 $  387,175,413
Capital Growth...........   40,115,543            --  79,061,851             --
Common Stock.............  205,811,367            -- 329,956,012             --
Conservative Allocation..    2,890,193   138,394,993   8,075,257    133,381,594
Georgia Municipal Bond...           --            --          --             --
Government Securities....           -- 1,355,771,273          --  1,315,422,851
Growth Leaders...........   14,460,129            --  10,506,168             --
High Yield Bond..........   55,463,877            --  69,157,195             --
International Equity.....   54,705,764            --  64,913,903             --
Mid Cap Growth...........  142,459,722            -- 171,694,009             --
Mid Cap Value............    6,687,159            --   2,870,418             --
Short Maturity Government           --    34,892,301          --     79,211,044
Small Company............  697,785,081            -- 790,835,482             --

(The Sentinel U.S. Treasury Money Market Fund invests only in short-term obligations.)

For Federal income tax purposes, the Company had capital loss carry forwards at November 30, 2007 as follows:

                                            Expiring on
Fund                                           11/30
----                                        -----------
Sentinel Capital Growth....... $5,785,884      2009
                                  546,534      2010
                                  549,435      2012
                                1,810,397      2013
Total......................... $8,692,250**
                               ----------
Sentinel Government Securities $4,813,338      2013
                                2,869,898      2014
                               ----------
Total......................... $7,683,236**
                               ----------

                                                  Notes to Financial Statements
                                                                    (Continued)


                                               Expiring on
Fund                                              11/30
----                                           -----------
Sentinel High Yield Bond.......... $ 5,444,251    2008
                                    11,485,809    2009
                                     2,122,093    2010
                                       176,203    2014
Total............................. $19,228,356
                                   -----------    ----
Sentinel Mid Cap Growth........... $15,188,965    2010
                                   -----------    ----
Sentinel Short Maturity Government $   748,798    2008
                                     1,372,649    2010
                                     9,464,512    2011
                                     5,073,636    2012
                                     4,694,622    2013
                                     4,202,997    2014
                                       916,192    2015
Total                              $26,473,406
                                   -----------

** Utilization of these losses in future years may be limited under Federal tax laws

During the year ended November 30, 2007, the Funds utilized capital losses as follows:

Sentinel Fund         Capital Losses Utilized
-------------         -----------------------
Capital Growth.......       $ 1,941,838
Government Securities        1 ,262,947
Growth Leaders.......           258,400
High Yield Bond......           921,383
Mid Cap Growth.......        15,279,935

It is unlikely that a capital gains distribution will be paid to shareholders of the Funds until net gains have been realized in excess of such capital loss carry forwards or the carry forwards expire. The following Funds had capital loss carry forwards expire last fiscal year:

Sentinel Fund             Capital Losses Expired
-------------             ----------------------
Capital Growth...........      $24,272,723......
Government Securities....        2,599,884......
Short Maturity Government        1,566,785......

(5) Fund shares

At November 30, 2007, 2.80 billion shares of one cent par value were authorized as follows:

Class A shares                            Authorized shares
--------------                            -----------------
Balanced.................................      40,000,000
Capital Growth...........................      40,000,000
Common Stock.............................      75,000,000
Conservative Allocation..................      20,000,000
Georgia Municipal Bond...................      40,000,000
Government Securities....................      90,000,000
Growth Leaders...........................      20,000,000
High Yield Bond..........................      30,000,000
International Equity.....................      20,000,000
Mid Cap Growth...........................      45,000,000
Mid Cap Value............................      40,000,000
Responsible Investing Core Opportunities*      40,000,000
Responsible Investing Emerging Companies*      40,000,000
Short Maturity Government................      70,000,000
Small Company............................     160,000,000
Small/Mid Cap*...........................      40,000,000
U.S. Treasury Money Market...............     750,000,000
                                            -------------
                                            1,560,000,000
                                            -------------
Class B shares
Balanced.................................      20,000,000
Common Stock.............................      20,000,000
Conservative Allocation..................      10,000,000
High Yield Bond..........................      20,000,000
International Equity.....................      20,000,000
Mid Cap Growth...........................      20,000,000
Small Company............................      40,000,000
U.S. Treasury Money Market...............     100,000,000
                                            -------------
                                              250,000,000
                                            -------------
Class C shares
Balanced.................................      10,000,000
Capital Growth...........................      40,000,000
Common Stock.............................      10,000,000
Conservative Allocation..................      10,000,000
Government Securities....................      20,000,000
Growth Leaders...........................      20,000,000
High Yield Bond..........................      10,000,000
International Equity.....................      10,000,000
Mid Cap Growth...........................      30,000,000
Mid Cap Value............................      40,000,000
Responsible Investing Core Opportunities*      40,000,000
Responsible Investing Emerging Companies*      40,000,000
Short Maturity Government................      20,000,000
Small Company............................      40,000,000
Small/Mid Cap*...........................      40,000,000
                                            -------------
                                              380,000,000
                                            -------------
Class D shares
Balanced.................................      20,000,000
                                            -------------
Class I shares
Balanced.................................      40,000,000
Capital Growth...........................      40,000,000
Common Stock.............................      40,000,000
Georgia Municipal Bond...................      40,000,000
Government Securities....................      40,000,000
Growth Leaders...........................      40,000,000
International Equity.....................      40,000,000
Mid Cap Growth...........................      40,000,000
Mid Cap Value............................      40,000,000
Responsible Investing Core Opportunities*      40,000,000
Responsible Investing Emerging Companies*      40,000,000
Small Company............................      40,000,000
Small/Mid Cap*...........................      40,000,000
                                            -------------
                                              520,000,000
                                            -------------
Class S shares
Short Maturity Government................      50,000,000
                                            -------------
Total Allocated shares...................   2,780,000,000
                                            =============
Unallocated shares.......................      20,000,000
                                            =============

* Represents newly authorized share classes which are unaudited in this report and are expected to be accounted for in the May 31, 2008 Semi-Annual Report.

Notes to Financial Statements
(Continued)


Proceeds from sales and payments for redemptions on Fund shares as shown in the statement of changes in net assets are represented by the following number of shares.

                                                           Shares issued
                                           Shares issued  in reinvestment                Net increase
                                              in Fund     of dividends and   Shares     (decrease) in
Fiscal Period Ended 11/30/07  Shares Sold Reorganizations  distributions   reacquired shares outstanding
----------------------------  ----------- --------------- ---------------- ---------- ------------------
Balanced- A..................  1,717,060            --          579,584     2,860,984       (564,340)
Balanced- B..................     44,742            --           41,473       486,095       (399,880)
Balanced- C..................     91,951            --           13,106        95,546          9,511
Balanced- D..................        413            --           27,216       695,184       (667,555)
Balanced- I..................    196,237            --               --         2,889        193,348
Capital Growth- A............    604,452     3,511,655          360,551     2,139,026      2,337,632
Capital Growth- C............     35,692       124,102              370        20,353        139,811
Capital Growth- I............    220,454            --               --         6,018        214,436
Common Stock- A..............  2,117,495        30,899        1,402,768     5,295,514     (1,744,352)
Common Stock- B..............     39,435            --           59,917       537,410       (438,058)
Common Stock- C..............    188,299        61,962           19,291        71,654        197,898
Common Stock- I..............    964,638     5,496,611            4,906       789,765      5,676,390
Conservative Allocation- A...  1,022,575            --          162,844     1,209,725        (24,306)
Conservative Allocation- B...     58,491            --           43,026       245,754       (144,237)
Conservative Allocation- C...    193,145            --           22,458       140,932         74,671
Georgia Municipal Bond- A*...         --            --               89        19,573        (19,484)
Georgia Municipal Bond- I*...      2,590            --               14        65,667        (63,063)
Government Securities- A.....  7,828,824       188,292          819,423     5,769,300      3,067,239
Government Securities- C.....    517,104            --            3,334        90,879        429,559
Government Securities- I.....  1,239,252    12,337,031           15,196     2,818,621     10,772,858
Growth Leaders- A............    538,457            --              356       209,574        329,239
Growth Leaders- C............     93,046            --               --         9,767         83,279
Growth Leaders- I............     19,924            --               --             4         19,920
High Yield Bond- A...........  1,103,688            --          256,707     2,444,234     (1,083,839)
High Yield Bond- B...........     37,684            --           48,366       648,513       (562,463)
High Yield Bond- C...........     56,626            --           34,759       302,442       (211,057)
International Equity- A......  1,645,177            --          657,178     2,396,053        (93,698)
International Equity- B......     48,551            --           55,107       218,599       (114,941)
International Equity- C......    144,790            --           21,775        55,478        111,087
International Equity- I......    437,758            --               --        11,263        426,495
Mid Cap Growth- A............  1,325,598            --               --     3,021,117     (1,695,519)
Mid Cap Growth- B............     12,950            --               --       451,581       (438,631)
Mid Cap Growth- C............     80,497            --               --        56,858         23,639
Mid Cap Growth- I............    485,177            --               --         7,384        477,793
Mid Cap Value-A*.............    204,402            --               --        37,106        167,296
Mid Cap Value-C*.............    116,731            --               --         2,710        114,021
Mid Cap Value- I*............     53,997            --               --       286,240       (232,243)
Short Maturity Government- A.  3,491,166            --          683,405     8,454,299     (4,279,728)
Short Maturity Government- C.     48,475            --              144        25,296         23,323
Short Maturity Government- S.    166,950            --           28,745       437,075       (241,380)
Small Company- A............. 35,389,092            --       16,788,473    47,138,036      5,039,529
Small Company- B.............    112,873            --        2,814,405     5,406,517     (2,479,239)
Small Company- C.............  5,378,979            --        2,690,769     4,373,544      3,696,204
Small Company- I.............  7,054,456            --               --       599,151      6,455,305
U.S. Treasury Money Market- A 64,382,472            --        2,336,891    77,401,852    (10,682,489)
U.S. Treasury Money Market- B  2,554,448            --           75,282     3,015,345       (385,615)

* Period begins on November 1, 2007. The fiscal year end for the Sentinel Georgia Municipal Bond and Sentinel Mid Cap Value Funds changed from October 31st to November 30th following the October 31, 2007 Annual Report.

                                                  Notes to Financial Statements
                                                                    (Continued)



                                                               Shares
                                                              issued in                  Net
                                                            reinvestment              increase
                                           Shares issued in of dividends             (decrease)
                                                 Fund            and        Shares    in Shares
Fiscal Period Ended 10/31/07   shares Sold Reorganizations  distributions reacquired outstanding
----------------------------   ----------- ---------------- ------------- ---------- -----------
Georgia Municipal Bond - A*...      1,869           --             658        8,373      (5,846)
Georgia Municipal Bond - I*...    248,448           --           1,134    1,189,984    (940,402)
Mid Cap Value - A**...........    999,679      383,877***       13,179      139,175   1,257,560
Mid Cap Value - A***..........         --           --              --      261,428    (261,428)
Mid Cap Value - B**...........     18,094           --          22,034       31,733       8,395
Mid Cap Value - B***..........         --           --              --      397,041  ,(397,041)
Mid Cap Value - C**...........    198,140           --          31,711      106,250     123,601
Mid Cap Value - I**...........  1,154,946      259,075***      100,081    1,276,069     238,033

* Information prior to May 5, 2007 is based on the predecessor Synovus Georgia Municipal Bond Fund.

** Information prior to May 5, 2007 is based on the predecessor Synovus Mid Cap
   Value Fund.

*** Synovus Mid Cap Value Fund Class A shareholders were issued Sentinel Mid
    Cap Value Class I shares and Synovus Mid Cap Value Class B shareholders were issued Sentinel Mid Cap Value Class A shares in a reorganization effective as of the close of the New York Stock Exchange on May 4, 2007.

                                                                         Shares
                                                                        issued in
                                                                      reinvestment              Net increase
                                                     Shares issued in of dividends              (decrease) in
                                                           Fund            and        Shares       Shares
Fiscal Period Ended 11/30/06             shares Sold Reorganizations  distributions reacquired   outstanding
----------------------------             ----------- ---------------- ------------- ----------- -------------
Balanced - A............................  1,426,015         --            573,735     2,392,921     (393,171)
Balanced - B............................    115,942         --             51,608       467,921     (300,371)
Balanced - C............................    109,788         --             12,792        99,960       22,620
Balanced - D............................     22,883         --             27,664        67,819      (17,272)
Capital Growth - A*.....................    117,340         --                 --       850,225     (732,885)
Capital Growth - C*.....................      3,387         --                 --            12        3,375
Common Stock - A........................  1,928,685         --          1,639,530     5,153,143   (1,584,928)
Common Stock - B........................    130,114         --             82,325       547,933     (335,494)
Common Stock - C........................    188,861         --             14,989        69,939      133,911
Conservative Allocation** - A...........    574,548         --            186,593     2,407,462   (1,646,321)
Conservative Allocation** - B...........     86,138         --             49,150       344,135     (208,847)
Conservative Allocation** - C...........     69,680         --             26,957       406,657     (310,020)
Government Securities - A...............  4,923,365         --            770,192     4,880,309      813,248
Government Securities - C***............     55,526         --                 48           165       55,409
Growth Leaders - A*.....................    315,034         --                 --        65,554      249,480
Growth Leaders - C*.....................     12,403         --                 --         9,257        3,145
High Yield Bond - A.....................  1,210,744         --            353,974     8,244,196   (6,679,478)
High Yield Bond - B.....................    107,851         --             63,746       856,822     (685,225)
High Yield Bond - C.....................     70,783         --             41,112       508,858     (396,963)
International Equity - A................  1,698,733         --            394,874     1,370,203      723,404
International Equity - B................    125,707         --             37,106       216,885      (54,072)
International Equity - C................    117,405         --              8,722        40,598       85,529
Mid Cap Growth - A......................  1,035,182         --                 --     2,713,784   (1,678,602)
Mid Cap Growth - B......................     73,939         --                 --       677,844     (603,905)
Mid Cap Growth - C......................     45,209         --                 --       120,142      (74,933)
Short Maturity Government - A...........  5,400,494         --            955,663    14,371,183   (8,015,026)
Short Maturity Government - C...........     23,227         --                 74            87       23,214
Short Maturity Government - S***........    986,363         --             59,276     2,064,807   (1,019,168)
Small Company - A....................... 31,468,387         --         11,861,116    34,967,985    8,361,518
Small Company - B.......................    899,212         --          2,208,093     4,276,602   (1,169,297)
Small Company - C.......................  3,422,340         --          1,937,177     5,124,304      235,213
U.S. Treasury Money Market - A.......... 83,996,137         --          2,755,191   100,546,523  (13,795,195)
U.S. Treasury Money Market - B..........  2,733,518         --            107,709     3,840,571     (999,344)

* Period begins on July 1, 2006. The fiscal year end for the Sentinel Capital Growth and Sentinel Growth Leaders Funds changed from June 30th to
   November 30th following the June 30, 2006 Annual Report.

** Name change. Formerly the Sentinel Capital Markets Income Fund prior to
   November 1, 2006.

***Commenced operations June 1, 2006.

Notes to Financial Statements
(Continued)



                                                           Shares
                                                          issued in
                                                        reinvestment             Net increase
                                       Shares issued in of dividends             (decrease) in
                               Shares        Fund            and        shares      shares
Fiscal Period Ended 10/31/06    Sold   Reorganizations  distributions reacquired  outstanding
----------------------------   ------- ---------------- ------------- ---------- -------------
Georgia Municipal Bond - A....   1,367        --             1,360       11,499       (8,772)
Georgia Municipal Bond - I.... 524,176        --               165    1,719,135   (1,194,794)
Mid Cap Value - A.............  40,711        --            34,500       95,548      (20,337)
Mid Cap Value - B.............  22,647        --            55,355       90,034      (12,032)
Mid Cap Value - C............. 177,597        --            76,067      216,032       37,632
Mid Cap Value - I............. 984,429        --           235,188    1,330,065     (110,448)

                                                        Shares
                                                       issued in
                                                     reinvestment             Net increase
                                    Shares issued in of dividends             (decrease) in
                            Shares        Fund            and        Shares      shares
Fiscal Period Ended 6/30/06  Sold   Reorganizations  distributions reacquired  outstanding
--------------------------- ------- ---------------- ------------- ---------- -------------
   Capital Growth- A*...... 487,098        --           931,210    3,428,519   (2,010,211)
   Capital Growth- C***....   9,195        --                --           12        9,183
   Growth Leaders- A**..... 333,899        --                --      426,961      (93,062)
   Growth Leaders- C***....  36,435        --                --        9,257       27,178

* Information prior to March 17, 2006 is based on the predecessor Bramwell Growth Fund.
** Information prior to March 17, 2006 is based on the predecessor Bramwell
   Focus Fund.
***Commenced operations March 17, 2006.

(6) Post Retirement Benefits

Sentinel Group Funds, Inc. provides certain health care and life insurance benefits to certain of its retirees. At November 30, 2007 the projected obligation for such benefits had been accrued. The total liability as of November 30, 2007 is as follows:

Sentinel Fund
-------------                                      --------
Balanced - A...................................... $ 44,428
Common Stock - A..................................  179,366
Government Securities - A.........................   35,427
Mid Cap Growth - A................................   31,380

(7) Reorganizations

Pursuant to a Plan of Reorganization approved by shareholders on March 16, 2007, as of the close of business on March 30, 2007, Sentinel Capital Growth Fund acquired the assets and assumed the liabilities of Sentinel Capital Opportunity Fund in a tax-free reorganization in exchange for shares of the Sentinel Capital Growth Fund. The number of shares is presented in Note (5) and the value of shares issued by the Sentinel Capital Growth Fund is presented in the Statement of Changes in Net Assets and in the schedule below. Net assets and unrealized appreciation as of the reorganization date were as follows:

                                                                                   Net Assets of    Acquired
                                                      Net Assets of                Acquiring Fund     Fund
                                                        Acquired    Net Assets of      After       Unrealized
Acquiring Fund                Acquired Fund               Fund      Acquiring Fund  Acquisition   Appreciation
--------------       -------------------------------- ------------- -------------- -------------- ------------
Capital Growth Fund
  Class A........... Capital Opportunity Fund Class A  $59,124,301   $118,303,600   $185,197,347  $10,260,826
Capital Growth Fund
  Class A........... Capital Opportunity Fund Class B    7,769,446    118,303,600    185,197,347    2,285,591
Capital Growth Fund
  Class C........... Capital Opportunity Fund Class C    2,315,385        332,459      2,647,844      598,587

                                                  Notes to Financial Statements
                                                                    (Continued)



Pursuant to an Agreement and Plan of Reorganization approved by shareholders on March 15, 2007, as of the close of business on May 4, 2007, (1) Sentinel Common Stock Fund acquired the assets of Synovus Large Cap Core Equity Fund and
(2) Sentinel Government Securities Fund acquired the assets of Synovus Intermediate-Term Bond Fund in tax-free reorganizations in exchange for shares of Sentinel Common Stock Fund and Sentinel Government Securities Fund, respectively. The number of shares is presented in Note (5) and the value of shares issued by each of Sentinel Common Stock Fund and Sentinel Government Securities Fund is presented in the Statement of Changes in Net Assets and in the schedule below. Net assets and unrealized appreciation/ (depreciation) as of the reorganization date were as follows:

                                                                                                             Acquired
                                                                                                               Fund
                                                                                          Net Assets of     Unrealized
                                                           Net Assets of Net Assets of   Acquiring Fund   Appreciation/
Acquiring Fund                        Acquired Fund        Acquired Fund Acquiring Fund After Acquisition (Depreciation)
--------------                 --------------------------- ------------- -------------- ----------------- --------------
Common Stock Fund Class A..... Large Cap Core Equity Fund
                               Class B                     $  1,091,395  $1,170,620,798  $1,171,712,193    $   280,621
Common Stock Fund Class C..... Large Cap Core Equity Fund
                               Class C                        2,132,920      17,947,838      20,080,758        668,584
Common Stock Fund Class I..... Large Cap Core Equity Fund
                               Class A                        2,809,929              --     194,108,510      1,340,856
Common Stock Fund Class I..... Large Cap Core Equity Fund
                               Class I                      191,298,581              --     194,108,510     44,894,719
Government Securities Fund     Intermediate-Term Bond Fund
  Class A..................... Class A                        1,215,917     219,265,605     221,197,282       (195,246)
Government Securities Fund     Intermediate-Term Bond Fund
  Class A..................... Class B                          715,760     219,265,605     221,197,282        (40,431)
Government Securities Fund     Intermediate-Term Bond Fund
  Class I..................... Class I                      126,487,938              --     126,487,938        132,386

(8) Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended November 30, 2007 was as follows:

                            Ordinary   Tax-Exempt  Long Term
Fund                         Income      Income   Capital Gain    Total
----                       ----------- ---------- ------------ ------------
Balanced.................. $ 6,028,288  $    --   $  7,201,900 $ 13,230,188
Capital Growth............          --       --      8,438,973    8,438,973
Common Stock..............   9,862,544       --     49,068,157   58,930,701
Conservative Allocation...   2,252,357       --        899,858    3,152,215
Georgia Municipal Bond+...         999   89,539          4,129       94,667
Government Securities.....  13,788,795       --             --   13,788,795
Growth Leaders............       4,277       --            984        5,261
High Yield Bond...........   4,576,160       --             --    4,576,160
International Equity......   1,474,807       --     14,180,079   15,654,886
Mid Cap Growth............          --       --             --           --
Mid Cap Value+............          --       --             --           --
Short Maturity Government.   7,904,717       --             --    7,904,717
Small Company.............  24,985,153       --    153,084,495  178,069,648
U.S. Treasury Money Market   2,515,912       --             --    2,515,912

+ The fiscal year end for the Sentinel Georgia Municipal Bond and Sentinel Mid Cap Value Funds changed from October 31st to November 30th following the October 31, 2007 Annual Report.

The tax character of distributions paid during the fiscal period ended October 31, 2007 was as follows:

                          Ordinary Tax-Exempt  Long Term
Fund                       Income    Income   Capital Gain   Total
----                      -------- ---------- ------------ ----------
Georgia Municipal Bond/^/ $ 8,822  $1,224,224  $  198,153  $1,431,199
Mid Cap Value/^^/........  22,294           _   6,137,011   6,159,305

^ Information prior to May 5, 2007 is based on the predecessor Synovus Georgia Municipal Bond Fund.

^^ Information prior to May 5, 2007 is based on the predecessor Synovus Mid Cap
   Value Fund.

Notes to Financial Statements
(Continued)


The tax character of distributions paid during the fiscal period ended November 30, 2006 was as follows:

                                Ordinary   Tax-Exempt  Long Term
Fund                             Income      Income   Capital Gain    Total
----                           ----------- ---------- ------------ ------------
Balanced...................... $ 6,157,997    $--     $  6,248,889 $ 12,406,886
Capital Growth+...............          --     --               --           --
Common Stock..................  10,832,738     --       50,238,077   61,070,815
Conservative Allocation*......   2,245,132     --        1,258,995    3,504,127
Government Securities.........   9,744,511     --               --    9,744,511
Growth Leaders+...............          --     --               --           --
High Yield Bond...............   5,790,041     --               --    5,790,041
International Equity..........   1,475,638     --        6,870,531    8,346,169
Mid Cap Growth................          --     --               --           --
Short Maturity Government.....  10,996,491     --               --   10,996,491
Small Company.................   3,519,814     --      121,327,647  124,847,461
U.S. Treasury Money Market....   3,006,974     --               --    3,006,974

+ The fiscal year end for the Sentinel Capital Growth Fund and Sentinel Growth Leaders Funds changed from June 30th to November 30th following the June 30, 2006 Annual Report.

* Name change. Formerly the Sentinel Capital Markets Income Fund prior to November 1, 2006.

The tax character of distributions paid during the fiscal period ended October 31, 2006 was as follows:

                                  Ordinary  Tax-Exempt  Long Term
Fund                               Income     Income   Capital Gain    Total
----                             ---------- ---------- ------------ -----------
Georgia Municipal Bond.......... $    5,732 $1,499,721 $   247,603  $ 1,753,056
Mid Cap Value...................  1,264,021         --  13,343,900   14,607,921

The tax character of distributions paid during the fiscal period ended June 30, 2006 was as follows:

                                   Ordinary Tax-Exempt  Long Term
Fund                                Income    Income   Capital Gain    Total
----                               -------- ---------- ------------ -----------
Capital Growth^...................   $--       $--     $20,118,497  $20,118,497
Growth Leaders^^..................    --        --              --           --

^ Information prior to March 17, 2006 is based on the predecessor Bramwell Growth Fund.

^^ Information prior to March 17, 2006 is based on the predecessor Bramwell
   Focus Fund.

As of November 30, 2007, the components of distributable earnings on a tax basis were as follows:

                                                                           Currently Distributable
                                                                              Long Term Capital      Unrealized
                           Currently Distributable Currently Distributable  Gain or Capital Loss    Appreciation
Fund                           Ordinary Income        Tax-Exempt Income           Carryover        (Depreciation)
----                       ----------------------- ----------------------- ----------------------- --------------
Balanced..................       $   944,570                 $--                $ 16,998,815        $ 73,017,659
Capital Growth............           175,819                  --                  12,161,571          66,232,602
Common Stock..............         2,559,367                  --                  70,325,615         544,121,931
Conservative Allocation...           218,763                  --                     499,066           4,727,996
Georgia Municipal Bond....                --                  --                     159,641             462,729
Government Securities.....           183,533                  --                  (7,683,236)               (324)
Growth Leaders............                --                  --                     578,450           3,132,239
High Yield Bond...........            27,363                  --                 (19,228,356)         (1,089,053)
International Equity......         2,278,820                  --                  14,347,094          56,677,820
Mid Cap Growth............                --                  --                 (15,188,965)         41,999,313
Mid Cap Value.............         1,512,588                  --                  13,234,735          25,796,943
Short Maturity Government.            66,620                  --                 (26,473,406)            473,749
Small Company.............        30,348,083                  --                 129,374,699         248,381,929
U.S. Treasury Money Market           163,281                  --                          --                  --

                                                  Notes to Financial Statements
                                                                    (Continued)


(9) Subsequent Events

On October 12, 2007, the Board of Directors approved a proposal under which Citizens Balanced Fund, Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Global Equity Fund, Citizens Income Fund, Citizens Money Market Fund, Citizens Small Cap Core Growth Fund and Citizens Value Fund, each a series of the Citizens Funds, would reorganize with the Sentinel Balanced Fund, Sentinel Responsible Investing (SRI) Core Opportunities Fund (a newly approved series), Sentinel Responsible Investing (SRI) Emerging Companies Fund (a newly approved series), Sentinel International Equity Fund, Sentinel Government Securities Fund, Sentinel U.S. Treasury Money Market Fund, Sentinel Responsible Investing (SRI) Emerging Companies Fund and Sentinel Responsible Investing
(SRI) Core Opportunities Fund, respectively. This approval is subject to certain contingencies including shareholder approval of the Funds being reorganized. The reorganization is currently scheduled to be completed following the close of business on Thursday, March 20, 2008, but that date is subject to change.

On December 3, 2007, Sentinel launched a new series, Sentinel Small/Mid Cap Fund (Class A, Class C and Class I shares).

On December 6, 2007, the Board of Directors approved an increase in their annual retainer from $25,000 to $30,000 and an increase in their per meeting fee from $2,450 to $2,500 beginning in March 2008.

On December 19, 2007, the contractual agreement to waive fees and/or reimburse expenses so that the total annual fund operating expenses of the Class A shares of the Sentinel Common Stock Fund would be no more than 1.10% was terminated.

On December 19, 2007, the Sentinel Funds paid the following dividends and distributions per share (unaudited):

                                                         Short- Term Long-Term
                                          Net Investment   Capital    Capital
 Sentinel Fund                                Income        Gain       Gain
 -------------                            -------------- ----------- ---------
 Balanced- A.............................     $0.106      $     --   $1.10596
 Balanced- B.............................      0.062            --    1.10596
 Balanced- C.............................      0.060            --    1.10596
 Balanced- D.............................      0.070            --    1.10596
 Balanced- I.............................      0.126            --    1.10596
 Capital Growth- A.......................      0.091       0.01301    1.57106
 Capital Growth- C.......................         --       0.01301    1.57106
 Capital Growth- I.......................      0.103       0.01301    1.57106
 Common Stock- A.........................      0.091            --    1.83822
 Common Stock- B.........................         --            --    1.83822
 Common Stock- C.........................      0.012            --    1.83822
 Common Stock- I.........................      0.125            --    1.83822
 Conservative Allocation- A..............      0.039       0.01512    0.10021
 Conservative Allocation- B..............      0.031       0.01512    0.10021
 Conservative Allocation- C..............      0.030       0.01512    0.10021
 Georgia Municipal Bond- A...............      0.021            --    0.04786
 Georgia Municipal Bond- I...............      0.025            --    0.04786
 Government Securities- A................      0.039            --         --
 Government Securities- C................      0.028            --         --
 Government Securities- I................      0.042            --         --
 Growth Leaders- A.......................         --            --    0.38816
 Growth Leaders- C.......................         --            --    0.38816
 Growth Leaders- I.......................         --            --    0.38816
 High Yield Bond- A......................      0.041            --         --
 High Yield Bond- B......................      0.035            --         --
 High Yield Bond- C......................      0.035            --         --
 International Equity- A.................      0.200       0.12953    1.84940
 International Equity- B.................         --       0.12953    1.84940
 International Equity- C.................      0.014       0.12953    1.84940
 International Equity- I.................      0.318       0.12953    1.84940
 Mid Cap Value- A........................      0.122       0.07812    1.75398
 Mid Cap Value- C........................      0.053       0.07812    1.75398
 Mid Cap Value- I........................      0.158       0.07812    1.75398
 Short Maturity Government- A............      0.035            --         --
 Short Maturity Government- C............      0.005            --         --
 Short Maturity Government- S............      0.031            --         --
 Small Company- A........................         --       0.16382    0.65749
 Small Company- B........................         --       0.16382    0.65749
 Small Company- C........................         --       0.16382    0.65749
 Small Company- I........................         --       0.16382    0.65749

Report of Independent Registered Public Accounting Firm

To the Board of Directors/Trustees and Shareholders of Sentinel Group Funds,
Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Balanced Fund, Sentinel Capital Growth Fund, Sentinel Common Stock Fund, Sentinel Conservative Allocation Fund, Sentinel Georgia Municipal Bond Fund, Sentinel Government Securities Fund, Sentinel Growth Leaders Funds, Sentinel High Yield Bond Fund, Sentinel International Equity Fund, Sentinel Mid Cap Growth Fund, Sentinel Mid Cap Value Fund, Sentinel Short Maturity Government Fund, Sentinel Small Company Fund and Sentinel U.S. Treasury Money Market Fund, comprising the Sentinel Group Funds, Inc. (hereafter referred to as the "Funds") at
November 30, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, except that for Sentinel Mid Cap Value Fund and Sentinel Georgia Municipal Bond Fund the periods covered are the years ended October 31, 2006 and 2007 and the period ended November 30, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. For Sentinel Mid Cap Value Fund and Sentinel Georgia Municipal Bond Fund, the financial highlights for each of the three years in the period ended October 31, 2005 were audited by other independent accountants whose report dated December 22, 2005, expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
New York, New York
January 25, 2008

Actual and Hypothetical Expenses for Comparison Purposes
(Unaudited)

Example

As a shareholder of one or more of the Sentinel Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The example for each share class is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 06/01/07 through 11/30/07.

Actual Expenses

The first line of each share class in the table beginning on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid from 06/01/07 through 11/30/07" to estimate the expenses you paid on your account during this period.

Certain Account Fees and Minimum Account Size

Certain participant accounts are subject to the following recurring annual fees that are not included in the expenses shown in the table. If your account was subject to these fees, then the actual account values at the end of the period and the actual expenses for the period will be higher. Due to the expense of maintaining accounts with small balances, we reserve the right to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months. This fee will be deducted automatically from each participant account in June of each year unless it is prepaid.

Miscellaneous Recurring Fees

           Retirement Custodial Accounts......................
              Annual Custodial Fee per Social Security Number. $15.00
              Closeout Fee per Account........................ $15.00
              Transfer of Assets per Transaction.............. $25.00
           Service Fees
              Express Mail Deliveries......................... $15.00
              Federal Funds Wire.............................. $20.00
              Bounced check-writing checks.................... $25.00
              Bounced check received for deposit.............. $25.00

Recurring Fees for Services for Employee Benefit Plans

The Sentinel Destinations platform offers participant record keeping services to employer-sponsored retirement plans such as 401(k), pension or profit sharing plans. Plans using the Sentinel Destinations platform will be subject to additional fees for the services provided. Contact your financial advisor or Sentinel Administrative Services, Inc. for more information regarding Sentinel Destinations.

Hypothetical Example for Comparison Purposes

The second line of each share class in the table beginning on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the share class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Sentinel Fund share class to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As with actual account values and expenses, the hypothetical account values and expenses shown in the table do not reflect any of the recurring fees outlined above. If your account is subject to such fees, then the hypothetical account values at the end of the period shown and the hypothetical expenses paid for the period should be increased before comparing these amounts to the corresponding amounts for other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses
(Unaudited)


Actual and hypothetical expenses for each Sentinel Fund share class are provided in this table. More detailed expense data is contained in the following pages.

                                                                            Expenses
                                                                              Paid
                                             Beginning  Ending                from
                                    Total     Account  Account   Annualized 06/01/07
Sentinel   Fund     Total Return    Return     Value    Value     Expense    through
Fund       Class    Description   Percentage 06/01/07  11/30/07    Ratio    11/30/07*
-------- --------   ------------- ---------- --------- --------- ---------- ---------
Balanced
         A Shares   Actual           1.19    $1,000.00 $1,011.90    1.10     $ 5.50
                    Hypothetical+    1.96     1,000.00  1,019.60    1.10       5.52
         B Shares   Actual           0.78     1,000.00  1,007.84    1.99      10.02
                    Hypothetical+    1.51     1,000.00  1,015.09    1.99      10.05
         C Shares   Actual           0.71     1,000.00  1,007.06    2.10      10.72
                    Hypothetical+    1.44     1,000.00  1,014.39    2.10      10.76
         D Shares   Actual           0.89     1,000.00  1,008.94    1.42       6.70
                    Hypothetical+    1.84     1,000.00  1,018.40    1.42       6.73
         I Shares** Actual           2.14     1,000.00  1,021.36    0.69       1.84
                    Hypothetical+    2.16     1,000.00  1,021.56    0.69       3.55
Capital Growth
         A Shares   Actual           4.10     1,000.00  1,041.02    1.27       6.19
                    Hypothetical+    1.90     1,000.00  1,019.00    1.27       6.12
         C Shares   Actual           3.35     1,000.00  1,033.50    2.83      15.70
                    Hypothetical+    0.96     1,000.00  1,009.63    2.83      15.52
         I Shares** Actual           5.07     1,000.00  1,050.69    0.84       2.30
                    Hypothetical+    2.08     1,000.00  1,020.76    0.84       4.36
Common Stock
         A Shares   Actual           0.36     1,000.00  1,003.58    1.10       5.52
                    Hypothetical+    1.96     1,000.00  1,019.55    1.10       5.57
         B Shares   Actual          -0.14     1,000.00    998.57    2.08      10.37
                    Hypothetical+    1.47     1,000.00  1,014.69    2.08      10.45
         C Shares   Actual          -0.09     1,000.00    999.14    2.06      10.67
                    Hypothetical+    1.44     1,000.00  1,014.39    2.06      10.76
         I Shares   Actual           0.56     1,000.00  1,005.63    0.71       3.67
                    Hypothetical+    2.14     1,000.00  1,021.41    0.71       3.70
Conservative Allocation
         A Shares   Actual           1.25     1,000.00  1,012.52    1.26       6.36
                    Hypothetical+    1.88     1,000.00  1,018.75    1.26       6.38
         B Shares   Actual           0.95     1,000.00  1,009.45    2.04      10.78
                    Hypothetical+    1.43     1,000.00  1,014.34    2.04      10.81
         C Shares   Actual           0.77     1,000.00  1,007.74    2.23      11.48
                    Hypothetical+    1.36     1,000.00  1,013.64    2.23      11.51
Georgia Municipal Bond
         A Shares   Actual           2.66     1,000.00  1,026.64    1.60       7.77
                    Hypothetical+    1.74     1,000.00  1,017.40    1.60       7.74
         I Shares   Actual           3.35     1,000.00  1,033.50    0.61       4.13
                    Hypothetical+    2.10     1,000.00  1,021.01    0.61       4.10
Government Securities
         A Shares   Actual           5.07     1,000.00  1,050.73    0.98       5.04
                    Hypothetical+    2.02     1,000.00  1,020.16    0.98       4.96
         C Shares   Actual           4.56     1,000.00  1,045.62    2.35      17.38
                    Hypothetical+    0.81     1,000.00  1,008.07    2.35      17.07
         I Shares   Actual           5.21     1,000.00  1,052.07    0.63       3.70
                    Hypothetical+    2.15     1,000.00  1,021.46    0.63       3.65
Growth Leaders
         A Shares   Actual           6.75     1,000.00  1,067.47    1.45       7.52
                    Hypothetical+    1.78     1,000.00  1,017.80    1.45       7.33
         C Shares   Actual           5.41     1,000.00  1,054.10    3.89      22.55
                    Hypothetical+    0.31     1,000.00  1,003.11    3.89      21.99
         I Shares** Actual           6.91     1,000.00  1,069.08    1.05       2.85
                    Hypothetical+    1.97     1,000.00  1,019.75    1.05       5.37
High Yield Bond
         A Shares   Actual          -3.68     1,000.00    963.19    1.29       6.35
                    Hypothetical+    1.86     1,000.00  1,018.60    1.29       6.53
         B Shares   Actual          -4.12     1,000.00    958.83    2.20      10.56
                    Hypothetical+    1.43     1,000.00  1,014.29    2.20      10.86
         C Shares   Actual          -4.21     1,000.00    957.93    2.28      11.09
                    Hypothetical+    1.37     1,000.00  1,013.74    2.28      11.41

                                                                       Expenses
                                                                    (Continued)


                                                                            Expenses
                                                                              Paid
                                             Beginning  Ending                from
                                    Total     Account  Account   Annualized 06/01/07
Sentinel   Fund     Total Return    Return     Value    Value     Expense    through
Fund       Class    Description   Percentage 06/01/07  11/30/07    Ratio    11/30/07*
-------- --------   ------------- ---------- --------- --------- ---------- ---------
International Equity
         A Shares   Actual           6.75    $1,000.00 $1,067.54    1.36     $ 7.00
                    Hypothetical+    1.83     1,000.00  1,018.30    1.36       6.83
         B Shares   Actual           6.19     1,000.00  1,061.89    2.42      12.82
                    Hypothetical+    1.26     1,000.00  1,012.63    2.42      12.51
         C Shares   Actual           6.25     1,000.00  1,062.53    2.41      13.44
                    Hypothetical+    1.20     1,000.00  1,012.03    2.41      13.11
         I Shares** Actual           9.45     1,000.00  1,094.51    0.85       2.34
                    Hypothetical+    2.08     1,000.00  1,020.76    0.85       4.36
Mid Cap Growth
         A Shares   Actual           3.31     1,000.00  1,033.11    1.34       6.73
                    Hypothetical+    1.85     1,000.00  1,018.45    1.34       6.68
         B Shares   Actual           2.68     1,000.00  1,026.82    2.51      12.45
                    Hypothetical+    1.28     1,000.00  1,012.78    2.51      12.36
         C Shares   Actual           2.65     1,000.00  1,026.50    2.64      13.21
                    Hypothetical+    1.20     1,000.00  1,012.03    2.64      13.11
         I Shares** Actual           5.97     1,000.00  1,059.74    0.85       2.31
                    Hypothetical+    2.08     1,000.00  1,020.76    0.85       4.36
Mid Cap Value
         A Shares   Actual          -2.80     1,000.00    971.97    1.80       7.66
                    Hypothetical+    1.73     1,000.00  1,017.30    1.80       7.84
         C Shares   Actual          -3.08     1,000.00    969.24    2.03      10.66
                    Hypothetical+    1.42     1,000.00  1,014.24    2.03      10.91
         I Shares   Actual          -2.44     1,000.00    975.57    0.89       4.95
                    Hypothetical+    2.00     1,000.00  1,020.05    0.89       5.06
Short Maturity Government
         A Shares   Actual           3.40     1,000.00  1,034.01    1.07       5.40
                    Hypothetical+    1.97     1,000.00  1,019.75    1.07       5.37
         C Shares   Actual           0.81     1,000.00  1,008.05    5.37      21.29
                    Hypothetical+    0.39     1,000.00  1,003.86    5.37      21.25
         S Shares   Actual           3.12     1,000.00  1,031.24    1.58       7.64
                    Hypothetical+    1.76     1,000.00  1,017.55    1.58       7.59
Small Company
         A Shares   Actual          -1.20     1,000.00    987.95    1.13       5.58
                    Hypothetical+    1.94     1,000.00  1,019.45    1.13       5.67
         B Shares   Actual          -1.59     1,000.00    984.10    2.00       9.95
                    Hypothetical+    1.50     1,000.00  1,015.04    2.00      10.10
         C Shares   Actual          -1.67     1,000.00    983.27    1.97       9.65
                    Hypothetical+    1.53     1,000.00  1,015.34    1.97       9.80
         I Shares   Actual          -1.08     1,000.00    989.16    0.75       2.24
                    Hypothetical+    2.28     1,000.00  1,022.81    0.75       2.28
U.S. Treasury Money Market
         A Shares   Actual           1.84     1,000.00  1,018.42    0.92       4.45
                    Hypothetical+    2.07     1,000.00  1,020.66    0.92       4.46
         B Shares   Actual           1.67     1,000.00  1,016.70    1.29       6.47
                    Hypothetical+    1.87     1,000.00  1,018.65    1.29       6.48

* Expenses are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183)/365 (or 366).

** Commenced operations August 27,2007.

+  Hypothetical assumes a 5.00% annual return less expenses for the period.

Information and Services for Shareholders

Federal Tax Status of Dividends and Distributions (unaudited)

Certain tax information for the Sentinel Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended November 30, 2007. The information and distributions reported in this annual report may differ from the information and taxable distributions reported to shareholders for the calendar year ended December 31, 2007. The information required to complete your income tax returns for the calendar year will be sent to you in January 2008.

The following table represents the percentage of ordinary income distributions eligible for the dividends received deduction and the percentage of its ordinary income distributions treated as qualified dividend income along with the dollar amount of long-term capital gains distributed by the Funds.

                                         Dividends Qualified   Long-Term
                                         Received  Dividend  Capital Gain
Sentinel Fund                            Deduction  Income   Distributions
-------------                            --------- --------- -------------
Balanced................................   63.28%    63.17%  $  7,201,763
Capital Growth..........................  100.00    100.00      8,438,973
Capital Opportunity.....................  100.00    100.00             --
Common Stock............................  100.00    100.00     49,068,157
Conservative Allocation.................   27.68     28.58        899,858
Growth Leaders..........................  100.00    100.00             --
High Yield Bond.........................    0.49      0.48             --
International Equity....................    7.50    100.00     14,178,834
Mid Cap Value Fund......................  100.00    100.00             --
Small Company...........................   46.52     46.21    152,952,459

Portfolio Proxy Voting Guidelines and Voting Record

Sentinel Funds portfolio proxy voting guidelines, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th, are available without charge on-line at www.sentinelinvestments.com and at www.sec.gov, or by calling 1-800-282-FUND
(3863).

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and maybe reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information.)

How to contact Sentinel

By telephone. Getting in touch with Sentinel Administrative Services, Inc. ("Sentinel") is as easy as making a telephone call, or going on the internet.

You can contact Sentinel 24 hours a day by calling 1-800-282-FUND (3863). During normal Eastern Time business hours you may choose to speak with an Investor services representative, or access OnCall 24, Sentinel's account interaction service.

The OnCall 24 menu provides quick, easy voice response or telephone keypad access to a broad selection of Sentinel's most important information and services anytime of the day or night.

Over the internet

If you prefer, you may access Sentinel service and account information on the internet at www.sentinelinvestments.com. You'll find complete information about Sentinel products, services, performance and prices.

By mail

Please be sure to include your name, address, account number and all other pertinent information. Mail your inquiry to the Sentinel Funds at these addresses:

Postal Deliveries:        Express Deliveries:
------------------        -----------------------
Sentinel Funds            Sentinel Funds
P.O. Box 1499             One National Life Drive
Montpelier, VT 05601-1499 Montpelier, VT 05601

How to invest

To open a new account. Complete the application in the Prospectus which also contains additional information about the Funds.

To add shares

You may add shares to the same fund you own by sending a check payable to the Sentinel Funds directly to Sentinel.

To invest automatically

Sentinel offers a number of ways to invest automatically.

To transfer money periodically from your checking or savings account into any Sentinel Fund:

   . Decide how much you would like to transfer. You may open an Automatic Investment Plan account with as little as $50 as long as you reach a minimum balance of $1,000 within two years. (Sentinel Conservative Allocation Fund Automatic Investment Plan minimums: $100. Special requirements apply to S shares of Sentinel Short Maturity Government Fund. See the Prospectus.)

   .   Decide the frequency of your investment

   . shares will be purchased on or about the 5th of the month unless otherwise specified. You will receive a confirmation of your automated transactions quarterly by mail.

   . You can also choose to have the amount of your Automatic Investment Plan investments increase by any percentage or dollar amount you specify. Increases can occur annually, semiannually, quarterly or monthly. Changes to the Plan may be made over the phone.

There is no charge for these services.

                   Information and Services for Shareholders
                                  (Continued)


To dollar cost average

When you transfer the same dollar amount through the Automatic Investment Plan on a regular basis, you "dollar cost average." This means you buy more shares when prices are low and fewer when prices are high. Assuming you continue the program over time, this can reduce your average cost per share. Dollar cost averaging does not guarantee a profit or protect against loss in a constantly declining market. If the strategy is discontinued when the value of shares is less than their cost, a loss may be incurred. That's why you should consider your ability to continue such a program through periods of declining markets. To establish a dollar cost averaging plan:

   . Complete the Electronic Funds Transfer section of the Application and select your frequency of investment.

   .   Allow at least one month for your first transfer to be made.

To invest by telephone

The Telephone Investment Service enables you to move money directly from your bank account to a Sentinel fund of your choice, automatically and at no charge. To have access to the Telephone Investment Service:

   .   Complete the Telephone Investment Service section of the Application.

   . You may use the Telephone Investment Service to transfer any amount from $50 to $50,000. Just call Sentinel.

To invest on the internet

To invest with Sentinel over the internet, simply access your account on our website at www.sentinelinvestments.com and follow the easy instructions you'll find there.

The Government Direct Deposit Privilege

The Government Direct Deposit Privilege enables you to purchase Fund shares automatically via direct deposit of your federal salary, Social Security or certain veterans, military or other payments from the federal government. You may choose to deposit any amount from these payments (minimum of $50.00). To enroll you must complete and return a Direct Deposit Sign-Up Form to Sentinel for each type of payment to be deposited. Contact Sentinel or the appropriate federal agency for forms. Note that death or legal incapacity will terminate participation, and that should you wish to terminate participation you'll need to provide written notification to the appropriate federal agency.

Payroll Savings Plan

The Payroll Savings Plan enables you to purchase Fund shares automatically on a regular basis (minimum of $50.00 per transaction). Depending upon your employer's direct deposit program, you may have part or all of your paycheck invested in your existing Sentinel account electronically through the Automated Clearing House system each pay period. To begin you'll need to file an authorization form, available from Sentinel, with your employer's payroll department. Note that you may change amounts or cancel the Plan only by written notification to your employer.

How to exchange shares among Sentinel Funds To make a telephone exchange

Call Sentinel before the close of business on any day the New York Stock Exchange is open, to receive the net asset value (share price with no sales charge) at the close of that business day.

   . There is no charge for telephone exchanges. The minimum transaction is $1,000 unless exchanging to a Fund you already own.

   . No sales charge applies, except when new shares are exchanged from the U.S. Treasury Money Market Fund to another Sentinel Fund.

   . New assets must remain in an account for a minimum of 15 or 30 days before they can be exchanged to another fund. Refer to the Prospectus for short term trading restrictions.

   .   Accounts must be identically registered.

To exchange on the internet

To exchange shares over the internet, simply access your account on our website at www.sentinelinvestments.com and follow the easy instructions you'll find there. Note that all transaction requests made after the close of business on any day the New York Stock Exchange is open will reflect prices at the close of the next business day.

To make a mail exchange

Explain the exchange you would like to make in writing and mail it to Sentinel. The exchange will take place on the day your request is received in good order.

To make Systematic Exchanges

You may ask to have shares liquidated in one Sentinel Fund and purchased in one or more other Sentinel Funds automatically every month. There is no charge for this service, and accounts need not be identically registered.

How to make changes Registration

Call Sentinel for instructions.

Address

Call Sentinel - or complete the address change section on the back of your account statement and return in the post paid return envelope. You may also change your address over the internet at www.sentinelinvestments.com

The Reinstatement Privilege

If you redeem shares, or receive a dividend or capital gain distribution in cash and later want to reinvest that same amount, you may do so within 90 days at no sales charge.

Information and Services for Shareholders
(Continued)


How to redeem shares
By telephone

Call Sentinel before the close of business on any day the New York Stock Exchange is open to redeem shares at that day's closing net asset value.

To redeem on the internet

To redeem shares over the internet, simply access your account on our website at www.sentinelinvestments.com and follow the easy instructions you'll find there. Note that all transaction requests made in good order after the close of business on any day the New York Stock Exchange is open will reflect prices at the close of the next business day.

By Systematic Withdrawal Plan

A Systematic Withdrawal Plan (SWP) allows you to specify an amount or a percentage to be mailed to you regularly or deposited directly to your bank account. Accounts must have a minimum balance of $5,000 to qualify (except in Sentinel U.S. Treasury Money Market Fund).

Note that to provide this income, the fund sells shares. If the amount of the Systematic Withdrawal Plan exceeds the fund's growth rate, withdrawals may deplete principal. Redemptions may reduce or even eventually exhaust your account.

For retirement accounts for which Sentinel is agent for the custodian, Systematic Withdrawal Plans based on a life expectancy or fixed percentage are available.

Other services, features and information

Class I shares. Class I shares are only available to eligible investors. In addition, not all of the account and investment options described here are available for Class I shares. Refer to the Prospectus or call Sentinel for more information about Class I shares.

Automatic reinvestment

Dividends and/or capital gains may be automatically reinvested at net asset value (share price with no sales charge) in additional shares of the same fund or in the same class of another Sentinel Fund.

Distributions

You may receive distributions in cash (check), or have them deposited directly to your bank account.

Retirement accounts

Most Sentinel funds may be used as investment vehicles for your tax-deferred retirement plan. For an application and custodial agreement, call your financial advisor or Sentinel. Sentinel as agent provides for the following types of accounts invested in the Sentinel Funds:

   .   Individual Retirement Accounts (IRAs)

   .   SIMPLE IRAs. 403(b)(7) Plans

   .   Roth IRAs

   .   Roth Conversion IRAs

   .   Coverdell ESA

   .   SEP IRAs

Confirmations

Every time a transaction takes place in your account, you will receive a confirmation of activity. Automated transactions are confirmed quarterly.

Portfolio Statements

The Portfolio Statement consolidates all accounts with the same Tax Identification Number (TIN) and ZIP code. Other shareholder accounts may be added upon request.

   .   You will receive your Portfolio Statement quarterly

   . You will receive a statement in January which summarizes all account activity for the prior year.

Average cost basis statements

Average cost basis statements are available for certain types of accounts. Call Sentinel for information.

Calculating the value of your account

Your Portfolio Statement shows the value of your account. You may also find your account balance by multiplying your fund's net asset value (NAV) by the number of shares you own. Your Fund's NAV will be found under the Mutual Fund heading in the Financial section of most major daily newspapers. If you prefer, you can also call Sentinel for your account balance information.

Get electronic delivery of Fund documents with e-Delivery.

Choosing e-Delivery will enable you to receive fund documents electronically via email - and help reduce the paper usage, printing and postage costs which contribute to overall Fund expenses. You will also receive your Sentinel Fund documents earlier than you would by mail. You will be notified by email when the items you've selected for e-Delivery are available. To enroll, log onto www.sentinelinvestments.com, go to "Shareholder Center," and follow the prompts. Or, call Sentinel at 1-800-282-FUND (3863).

Would you like to send a confidential comment to the Sentinel Funds Chief Compliance Officer?

Go to www.sentinelinvestments.com, choose the "Contact Sentinel" tab near the top of the page, then the "Submit a confidential comment to Sentinel's Chief Compliance Officer" link in the left-hand column of the page, and follow the prompts.

Board Approval of Investment Advisory Agreements

Sentinel Group Funds, Inc. has entered into advisory agreements (collectively "Advisory Agreements") with Sentinel Asset Management, Inc. ("Advisor") for each of its series funds (each a "Fund" and collectively, "Funds"). The Advisor has entered into sub-advisory agreements with GLOBALT, Inc. ("GLOBALT") regarding the Georgia Municipal Bond Fund and Steinberg Asset Management, LLC ("Steinberg") regarding the Mid Cap Value Fund (collectively, "Sub-advisory Agreements"). The Advisory Agreements and Sub-Advisory Agreements were last approved by the Board of Directors of Sentinel Group Funds, Inc. ("Board" or "Directors") on August 15, 2007.

The renewal of the Advisory Agreements and Sub-advisory Agreements for an additional year was reviewed by the Directors who are not interested persons of any Fund as defined in the Investment Company Act of 1940, as amended, ("Independent Directors") at a special meeting held on July 19, 2007, following which the Advisor furnished additional information at the request of the Independent Directors. The Board, including all of the Independent Directors, met on August 14-15, 2007 to further consider the Advisory Agreements and Sub-advisory Agreements.

The Board's approvals were based on its consideration, at those meetings and throughout the preceding year, of the advisory-related services provided by the Advisor and its affiliates, GLOBALT and Steinberg and the personnel who provide these services. In reaching its determinations, the Board considered all factors it believed relevant, including performance of each Fund's Class A shares as compared to the Class A shares of similar mutual funds not managed by the Advisor, GLOBALT or Steinberg provided by Morningstar Associates LLC; the nature, extent and quality of services rendered by the Advisor and its affiliates, GLOBALT and Steinberg; revenue received by the Advisor and its affiliates from the Funds; the costs borne by, and profitability of, the Advisor and its affiliates in providing services to each of the Funds, including that the Advisor, not the Funds, paid all sub-advisory fees to GLOBALT and Steinberg; Fund advisory fees and Class A share expenses as compared to those of similar mutual funds not managed by the Advisor provided by Morningstar Associates LLC; the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors; the Advisor's, GLOBALT, Inc's and Steinberg's policies and practices regarding execution of portfolio transactions of the Funds, including the extent to which the Advisor benefits from soft dollar arrangements; indirect benefits that the Advisor and its affiliates may receive from their relationships to the Funds; information about fees charged by the Advisor, GLOBALT and Steinberg, to other clients with similar objectives; the professional experience and qualifications of each Fund's portfolio manager and other senior personnel of the Advisor, GLOBALT and Steinberg; the compliance record of the Advisor and affiliates, GLOBALT and Steinberg under applicable laws and under its internal compliance program; and the terms of the Advisory Agreements.

Advisor Personnel and Investment Process

Each quarter, the Directors discuss with senior management of the Advisor the strategies being used to achieve each Fund's stated objectives. Among other things, the Board considers the size, education and experience of each Fund's portfolio management team.

Throughout the year, the Board requested and received information that included sales and redemption data for each Fund, a discussion on investment strategies used by the Fund and the valuation and pricing of each Fund's portfolio holdings. In preparation for their August meetings, the Governance Committee and the Independent Directors requested and evaluated materials from the Advisor and its affiliates that included performance and expense information (including advisory fees) for other similar mutual funds provided by Morningstar Associates LLC, an independent third party provider. Prior to voting, the Board reviewed the Advisory Agreements with management and fund counsel, who is independent of the Advisor, and received a memorandum from such counsel discussing the legal standards for their consideration of advisory agreements.

The Board determined the Advisor was an experienced asset management firm, which provided excellent overall quality of services and appeared to be financially sound and well managed. The Board also determined that, while the Funds' relationships with GLOBALT and Steinberg had commenced relatively recently, such firms were providing the expected quality of services.

Fund Performance

The Board receives performance data at least quarterly and discusses with the Advisor portfolio manager effectiveness. At the August meetings, the Board considered the Funds' 1-, 3- and 5-years net returns as of March 31, 2007 as compared to peer group and category net return information provided by Morningstar Associates LLC and also reviewed each Fund's most recent Average Annual Total Return.

The Board noted that (1) each of the Balanced, Common Stock, Conservative Allocation, Government Securities, Growth Leaders, Mid Cap Value, Short Maturity Government and Small Company Funds ranked in the top half of its Morningstar peers and category with respect to the 1-, 3- and, where applicable, 5-year net returns, (2) the Capital Growth Fund ranked in the top half of its Morningstar peers and category with respect to its one-year net return, (3) the International Equity Fund ranked in the top half of its peers and category with respect to its 5-year net return, but had ranked lower with respect to more recent returns, and (4) the Georgia Municipal Bond, High Yield Bond, Mid Cap Growth and U.S. Treasury Money Market Funds ranked in the bottom half of their peers and categories. However, the High Yield Bond Fund ranked in the top half of its peers and category with respect to its 5-year risk-adjusted net return.

Board Approval of Investment Advisory Agreements
(Continued)


The Board discussed with the Advisor the management of the relatively poorer performing Funds. In these discussions, the Advisor reviewed the investment strategies employed by the International Equity and High Yield Bond Funds and the effect on relative performance of decisions by the portfolio managers to avoid certain market sectors or markets on the basis that they subjected the Funds to undue risk. The Adviser also reviewed the effect on the U.S. Treasury Money Market Fund of its relatively small size and the impact of its operating expenses on its relative performance. The Adviser also discussed the fact that the Georgia Municipal Bond Fund maintains a higher average portfolio quality than many of its peers and reviewed the impact on this Fund's relative performance. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions regarding each of the advisory agreements, that the performance of each of the Funds and the Advisor supported the approval of the Advisory Agreements and Sub-advisory Agreements.

Advisory Fees and Expenses

The Board reviewed each Fund's expense ratios for the fiscal period ended November 30, 2006 (including advisory fees) or, with respect to the Georgia Municipal Bond Fund and Mid Cap Value Fund, the pro forma expense ratios (including advisory fees) compared to those of the other funds in its Morningstar peer group. The Board noted (1) the advisory fee for each Fund was subject to a breakpoint schedule, (2) each of the Balanced, Capital Growth, Conservative Allocation, International Equity, Mid Cap Growth, Mid Cap Value and Small Company Funds ranked in the top half of (indicating lower expenses than) its Morningstar peers and category with respect to advisory fees and net expenses, (3) the Common Stock Fund ranked in the top half of (indicating lower expenses than) its Morningstar peers and category with respect to its net expenses and its Morningstar category with respect to advisory fees, (4) the Georgia Municipal Bond Fund ranked in the top half of its Morningstar peers and category with respect to its advisory fee, (5) The Government Securities Fund ranked in the top half of its Morningstar peers and category with respect to its advisory fee and its Morningstar peers with respect to its net expenses,
(6) the Growth Leaders Fund ranked in the top half of its Morningstar peers with respect to its net expenses, (7) the U.S. Treasury Money Market Fund ranked in the top half of it Morningstar category with respect to its advisory fee and (8) the High Yield Bond and Short Maturity Government Funds ranked in the bottom half of their peers and category with respect to their advisory fee and net expenses.

After reviewing these and related factors, the Board concluded, within the context of their overall conclusions regarding each of the advisory agreements, that the fees and expenses of the Funds supported the approval of the Advisory Agreements.

Profitability

The Board reviewed information prepared by the Advisor regarding the profitability of the Advisor of its advisory relationship with each Fund as well as the overall profitability to the Advisor and its affiliates. The Independent Directors also reviewed with the Advisor the methodology it used to allocate expenses for purposes of such profitability analysis. The Board reviewed the 2006 profitability of the Advisor and its affiliates in providing services to the Funds as compared to the profitability of several publicly held investment management companies provided by Keefe, Bruyette & Woods.

After reviewing these and related factors, the Board concluded, within the context of their overall conclusions regarding each of the advisory agreements, that the profitability of the Advisor was not inconsistent with industry data.

Economies of Scale

The Board considered whether there had been economies of scale with respect to the management of the Funds, and whether the Funds had appropriately benefited from any available economies of scale. The Board noted that all of the Funds were currently subject to an advisory fee breakpoint schedule. It also considered the current level of assets of each Fund.

After reviewing these and related factors, the Board concluded, within the context of their overall conclusions regarding each of the advisory agreements, that the Funds would appropriately participate in economies of scale.

Conclusion

After several meetings of the Board, including a number of deliberations by the Independent Directors without the presence of employees of the Advisor or its affiliates, the Board, including a majority of the Independent Directors, approved the continuation of the Advisory Agreements and the Sub-advisory Agreements.

Directors

The same 10 persons serve as Directors of Sentinel Group Funds, Inc., Their names and other information about the nine independent Directors are set forth below.

                          Position and               Principal Occupation(s)
Name, Address, Age        Length of Time Served*     During Past Five Years          Public Directorships
------------------        -------------------------- ------------------------------- -----------------------

John D. Feerick (71)      Director, since 1984       Fordham University School of    Wyeth (pharmaceutical
140 West 62nd Street                                 Law - Professor of Law, since   company) - Director,
New York, New York 10023                             1982; Dean, from 1982 to        since 1987; Group
                                                     2002; NYS Ethic's               Health Incorporated -
                                                     Commission, since 2007; NYS     Director, since 1999
                                                     Commission on Judicial
                                                     Elections, since 2003; Special
                                                     Master of Family
                                                     Homelessness in NYC - from
                                                     2003 to 2005; Judicial Referee
                                                     on School Funding - 2004

Keniston P. Merrill (71)  Director, since 1987;      Retired - Formerly Advisor      Mary Hitchcock
National Life Drive       Chair, 1990-1997           Chair and Chief Executive       Memorial Hospital -
Montpelier, Vermont 05604                            Officer                         Trustee, 1995 - 2005;
                                                                                     Dartmouth Hitchcock
                                                                                     Alliance - Trustee,
                                                                                     1995-2005

Deborah G. Miller (58)    Director, since 1995       Ascendent Systems (a voice      Libby Glass - Director,
National Life Drive                                  and messaging systems           since 2003; Wittenberg
Montpelier, Vermont 05604                            company) - Chief Executive      University - Director
                                                     Officer, since 2005; Enterprise since 1998
                                                     Catalyst Group (a management
                                                     consulting firm) - Chief
                                                     Executive Officer, since 2003;
                                                     iCEO LLC (an employment
                                                     agency) - Chief Executive
                                                     Officer 2000 to 2003

John Raisian, Ph.D. (58)  Director, since 1996       Hoover Institution at Stanford  None
Hoover Institution                                   University - Economist, since
Stanford University                                  1986
Serra and Galvez Streets
Stanford, CA 94305-6010

Nancy L. Rose (49)        Director, since 2003       Massachusetts Institute of      CRA International, Inc.
National Life Drive                                  Technology - Professor of       (consulting firm) -
Montpelier, VT 05604                                 Economics, since 1985;          Director, since 2004
                                                     National Bureau of Economic
                                                     Research - Director of
                                                     Industrial Organization
                                                     Research Program, since 1990

Richard H. Showalter (60) Director, since 2003; Lead Dartmouth-Hitchcock Alliance    None
National Life Drive       Independent Director       and Mary Hitchcock Memorial
Montpelier, VT 05604      since 2005                 Hospital - Senior Vice
                                                     President and Chief Financial
                                                     Officer, since 1985;
                                                     Dartmouth-Hitchcock Clinic -
                                                     Senior Vice President and
                                                     Chief Financial Officer, since
                                                     1999; Dartmouth - Hitchcock
                                                     Medical Center - Treasurer,
                                                     since 1995

Susan M. Sterne (61)      Director, since 1990;      Economic Analysis               None
5 Glen Court              Audit, Compliance &        Associates, Inc. - President,
Greenwich, CT 06830       Pricing Committee Chair,   since 1979
                          since 2007

Angela E. Vallot (51)     Director, since 1996;      Vallot Consultants - President, None
370 Riverside Drive       Governance, Contracts &    since 2004; Colgate -
Apt. 15E                  Nominating Chair, since    Palmolive Company (a
New York, NY 10025        2004                       consumer products company )
                                                     - Vice President - 2001 to
                                                     2003; Texaco, Inc. (an
                                                     integrated energy company ) -
                                                     Director of Diversity, 1997 to
                                                     2001

* Each Director serves until his or her successor is elected and qualified, until the March meeting of the Board after the Director attains age 72, or until his or her death, resignation, or removal as provided in the Funds' bylaws, charters or by statute.

Officers

The names of and other information relating to the two Directors who are officers and "interested persons" of the Funds as defined in the 1940 Act and to the other officers of the Funds is set forth below.

                       Position
Name, Address, Age     and Length of Time Served* Principal Occupation(s) During Past Five Years Public Directorships
------------------     -------------------------- ---------------------------------------------- --------------------

Thomas H. MacLeay (58)    Chair and Director,           National Life Holding Company (a            Sentinel
National Life Drive       since 2003; Chief             mutual insurance holding company)           Variable
Montpelier, VT 05604      Executive Officer             and National Life Insurance                 Products Trust
                          2003-2005                     Company ("National Life") -                 (6)
                                                        Chairman of the Board, President
                                                        and Chief Executive Officer, since
                                                        2002; President and Chief
                                                        Operating Officer, 1996 to 2001;
                                                        Sentinel Variable Products Trust -
                                                        Chairman, since 2004; Chief
                                                        Executive Officer, 2004 to 2005.

Christian W.              President, Chief              Advisor - President & Chief                 None
  Thwaites (49)           Executive Officer             Executive Officer, since 2005;
National Life Drive       and Director                  National Life - Executive Vice
Montpelier, VT 05604      since 2005                    President, since 2005; Sentinel
                                                        Variable Products Trust -
                                                        President and Chief Executive
                                                        Officer, since 2005; Sentinel
                                                        Financial Services Company
                                                        ("SFSC") - Chief Executive Officer
                                                        since 2005, President 2005 to
                                                        2006; Sentinel Administrative
                                                        Services, Inc. ("SASI") -
                                                        President & Chief Executive
                                                        Officer since 2005; Sentinel
                                                        Advisors Company ("SAC") and
                                                        Sentinel Administrative Services
                                                        Company ("SASC") - President &
                                                        Chief Executive Officer 2005 to
                                                        2006; Skandia Global Funds - Chief
                                                        Executive Officer, 1996 to 2004

Thomas P.                 Vice President and            SASI- Vice President, since 2006;           N/A
  Malone (51)             Treasurer,                    Sentinel Variable Products Trust -
National Life Drive       since 1997                    Vice President and Treasurer,
Montpelier, VT 05604                                    since 2000; SASC - Vice President
                                                        1998 to 2006

John K. Landy (48)        Vice President,               SASI - Senior Vice President,               N/A
National Life Drive       since 2002                    since 2006; Sentinel Variable
Montpelier, Vermont                                     Products Trust - Vice President,
  05604                                                 since 2004; SASC - Senior Vice
                                                        President 2004 to 2006; Vice
                                                        President, 1997 to 2004

Scott G. Wheeler          Assistant Vice                SASI - Vice President, since 2007;          N/A
  (42)                    President and                 Assistant Vice President, 2006 to
National Life Drive       Assistant                     2007; Sentinel Variable Products
Montpelier, Vermont       Treasurer,                    Trust - Assistant Vice President
  05604                   since 1998                    and Assistant Treasurer, since
                                                        2004; SASC - Assistant Vice
                                                        President 1998 to 2006

Kerry A. Jung (34)        Secretary,                    National Life - Senior Counsel,             N/A
National Life Drive       since 2005                    since 2005; Sentinel Variable
Montpelier, VT 05604                                    Products Trust - Secretary, since
                                                        2005; Advisor - Counsel, since
                                                        2005; SASI - Counsel, since 2006;
                                                        Equity Services, Inc. ("ESI") -
                                                        Counsel, Investment Advisory
                                                        Services, since 2007; ESI and SFSC
                                                        - Counsel 2005 to 2007; SASC -
                                                        Counsel, 2005 to 2006; Strong
                                                        Financial Corporation - Managing
                                                        Counsel, 2004 to 2005; Associate
                                                        Counsel, 2000 to 2004

Lindsay E.                Assistant                     National Life - Securities                  N/A
  Staples (26)            Secretary,                    Paralegal, since 2007; Sentinel
National Life Drive       since 2007                    Variable Products Trust -
Montpelier, VT 05604                                    Assistant Secretary, since 2007;
                                                        Holman Immigration - Paralegal,
                                                        2006 to 2007; Wilmer Cutler
                                                        Pickering Hale and Dorr -
                                                        Paralegal, 2004 to 2006; Saint
                                                        Michaels College - Student, 2000
                                                        to 2004

D. Russell                Chief Compliance              Advisor; National Variable Annuity          N/A
  Morgan (52)             Officer,                      Account II; National Variable Life
National Life Drive       since 2004;                   Insurance Account - Chief
Montpelier, Vermont       Secretary, 1988-2005          Compliance Officer, since 2004;
  05604                                                 Sentinel Variable Products Trust -
                                                        Chief Compliance Officer, since
                                                        2004; Secretary, 2000 to 2005;
                                                        National Life - Assistant General
                                                        Counsel, 2001 to 2005; Senior
                                                        Counsel, 2000 to 2001; ESI -
                                                        Counsel, 1986 to 2005; Advisor,
                                                        SFSC, SASC - Counsel, 1993 to 2005

* Each Director serves until his or her successor is elected and qualified, until the March meeting of the Board after the Director attains age 72, or until his or her death, resignation or removal as provided in the Funds' bylaws, charters or by statute. Each Officer is elected by, and serves at the pleasure of, the Board of the Funds.

Investment Adviser

Sentinel Asset Management, Inc.

Principal Underwriter

Sentinel Financial Services Company

Counsel

Sidley Austin LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Custodian and Dividend Paying Agent

State Street Bank & Trust Company - Kansas City

Transfer Agent, Shareholder Servicing Agent and Administrator

Sentinel Administrative Services, Inc.

[GRAPHIC]

This brochure is authorized for distribution to prospective investors only when preceded or accompanied by an effective Prospectus.

Sentinel Investments is the unifying brand name for Sentinel Financial Services Co., Sentinel Asset Management, Inc., and Sentinel Administrative Services, Inc. Sentinel Funds are distributed by Sentinel Financial Services Company, One National Life Drive, Montpelier, VT 05604 | 800.233.4332 | sentinelinvestments.com

ITEM 2. CODE OF ETHICS

(a) As of November 30, 2007, the Registrant had adopted a code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c) There were no amendments during the fiscal year ended November 30, 2007 to any provision of the code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers.

(d) There were no waivers granted during the fiscal year ended November 30, 2007 from any provision of the code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers.

(e)Not applicable.

(f)A copy of the Registrant's code of ethics is attached as an exhibit.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board of Directors has determined that Richard H. Showalter, Jr. is the Audit Committee Financial Expert serving on the Registrant's Audit Committee and that Mr. Showalter is independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for professional services rendered to the Registrant for the last two fiscal years as follows:

2006   $361,458
2007   $382,700

(b) Audit-Related Fees. PricewaterhouseCoopers billed the Registrant $12,450 in the fiscal year ended November 30, 2007 for the review of the Registrant's registration statement on Form N-14 relating to fund merger transactions. PricewaterhouseCoopers billed the Registrant $13,115 in the fiscal year ended November 30, 2006 for the review of the Registrant's registration statement on Form N-14 relating to fund merger transactions.

(c) Tax Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for services including the review of the Fund's applicable tax returns and responding to general tax questions for the last two fiscal years as follows:

2006   $60,540
2007   $56,476

(d) All Other Fees. PricewaterhouseCoopers has not billed the Registrant for other products and services during the last two fiscal years. PricewaterhouseCoopers billed the Registrant's transfer agent, Sentinel Administrative Services, Inc. ("SASI"), aggregate fees for services which in both years related to the SASI SAS 70 report, in the last two fiscal years as follows:

2006   $71,370
2007   $75,000

(e)(1) Audit Committee Pre-Approval Policy. The policy of the Registrant's Audit Committee is to pre-approve (or establish policies for pre-approval) all auditing services to be provided to the Registrant by the independent auditor and to pre-approve (or establish policies for the pre-approval of) all non-auditing services, including tax services, to be provided to the Registrant by the independent auditor. The Audit Committee also must pre-approve (or establish policies for the pre-approval of) non-auditing services to be provided to the Registrant's investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) 100% of the services described in (b), (c) and (d) above were approved by the Audit Committee.

(f) All of the work in connection with the audit of the Registrant's financial statements was performed by full-time employees of PricewaterhouseCoopers.

(g)There were no non-audit fees billed by PricewaterhouseCoopers for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the Registrant's last two fiscal years.

(h) The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) Not applicable.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

During the fiscal year ended November 30, 2007, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES

The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's most recently completed fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sentinel Group Funds, Inc.

By: /s/ Christian W. Thwaites
    -------------------------
    Christian W. Thwaites,
    President & Chief
    Executive Officer

Date: February 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Christian W. Thwaites
    --------------------------
    Christian W. Thwaites,
    President & Chief
    Executive Officer

By: /s/ Thomas P. Malone
    --------------------------
    Thomas P. Malone,
    Vice President & Treasurer

Date: February 6, 2008